Exhibit C

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

Nueva Ley publicada en el Diario Oficial de la Federación el 13 de noviembre de 2023

TEXTO VIGENTE

Última reforma publicada DOF 30-04-2024

Al margen un sello con el Escudo Nacional, que dice: Estados Unidos Mexicanos.- Presidencia de la República.

ANDRÉS MANUEL LÓPEZ OBRADOR, Presidente de los Estados Unidos Mexicanos, a sus habitantes sabed:

Que el Honorable Congreso de la Unión, se ha servido dirigirme el siguiente

DECRETO

“EL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS, DECRETA:

SE EXPIDE LA LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

Artículo Único. Se expide la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2024.

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

Capítulo I

De los Ingresos y el Endeudamiento Público

Artículo 1o. En el ejercicio fiscal de 2024, la Federación percibirá los ingresos provenientes de los conceptos y en las cantidades estimadas en millones de pesos que a continuación se enumeran:

CONCEPTO	Ingreso Estimado
TOTAL	9,066,045.8
1. Impuestos	4,942,030.3
11. Impuestos Sobre los Ingresos:	2,709,899.5
01. Impuesto sobre la renta.	2,709,899.5
12. Impuestos Sobre el Patrimonio.
13. Impuestos Sobre la Producción, el Consumo y las Transacciones:	2,037,929.8
01. Impuesto al valor agregado.	1,330,421.0
02. Impuesto especial sobre producción y servicios:	688,083.6
01. Combustibles automotrices:	456,389.4
01. Artículo 2o., fracción I, inciso D).	418,430.4
02. Artículo 2o.-A.	37,959.0

1 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

02. Bebidas con contenido alcohólico y cerveza:	80,668.6
01. Bebidas alcohólicas.	27,876.9
02. Cervezas y bebidas refrescantes.	52,791.7
03. Tabacos labrados.	52,699.9
04. Juegos con apuestas y sorteos.	3,421.6
05. Redes públicas de telecomunicaciones.	8,055.2
06. Bebidas energetizantes.	227.2
07. Bebidas saborizadas.	39,905.9
08. Alimentos no básicos con alta densidad calórica.	37,085.5
09. Plaguicidas.	2,078.6
10. Combustibles fósiles.	7,551.7
03. Impuesto sobre automóviles nuevos.	19,425.2
14. Impuestos al Comercio Exterior:	101,976.3
01. Impuestos al comercio exterior:	101,976.3
01. A la importación.	101,976.3
02. A la exportación.	0.0
15. Impuestos Sobre Nóminas y Asimilables.
16. Impuestos Ecológicos.
17. Accesorios de impuestos:	84,283.0
01. Accesorios de impuestos.	84,283.0
18. Otros impuestos:	7,811.0
01. Impuesto por la actividad de exploración y extracción de hidrocarburos.	7,811.0
02. Impuesto sobre servicios expresamente declarados de interés público por ley, en los que intervengan empresas concesionarias de bienes del dominio directo de la Nación.	0.0

2 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

19. Impuestos no comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	130.7
2. Cuotas y Aportaciones de Seguridad Social	535,254.7
21. Aportaciones para Fondos de Vivienda:	0.0
01. Aportaciones y abonos retenidos a trabajadores por patrones para el Fondo Nacional de la Vivienda para los Trabajadores.	0.0
22. Cuotas para la Seguridad Social:	535,254.7
01. Cuotas para el Seguro Social a cargo de patrones y trabajadores.	535,254.7
23. Cuotas de Ahorro para el Retiro:	0.0
01. Cuotas del Sistema de Ahorro para el Retiro a cargo de los patrones.	0.0
24. Otras Cuotas y Aportaciones para la Seguridad Social:	0.0
01. Cuotas para el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado a cargo de los citados trabajadores.	0.0
02. Cuotas para el Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas a cargo de los militares.	0.0
25. Accesorios de Cuotas y Aportaciones de Seguridad Social.	0.0
3. Contribuciones de Mejoras	36.5
31. Contribuciones de Mejoras por Obras Públicas:	36.5
01. Contribución de mejoras por obras públicas de infraestructura hidráulica.	36.5
39. Contribuciones de Mejoras no Comprendidas en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
4. Derechos	59,091.4
41. Derechos por el Uso, Goce, Aprovechamiento o Explotación de Bienes de Dominio Público:	46,414.7
01. Secretaría de Hacienda y Crédito Público.	397.9

3 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

02. Secretaría de la Función Pública.	0.0
03. Secretaría de Economía.	3,343.1
04. Secretaría de Infraestructura, Comunicaciones y Transportes.	11,978.6
05. Secretaría de Medio Ambiente y Recursos Naturales.	13,788.9
06. Secretaría de Agricultura y Desarrollo Rural.	62.7
07. Secretaría del Trabajo y Previsión Social.	0.0
08. Secretaría de Educación Pública.	0.0
09. Instituto Federal de Telecomunicaciones.	16,497.0
10. Secretaría de Cultura.	0.4
11. Secretaría de Salud.	0.0
12. Secretaría de Marina.	346.1
13. Secretaría de Seguridad y Protección Ciudadana.	0.0
43. Derechos por Prestación de Servicios:	12,676.7
01. Servicios que presta el Estado en funciones de derecho público:	12,676.7
01. Secretaría de Gobernación.	150.4
02. Secretaría de Relaciones Exteriores.	7,671.5
03. Secretaría de la Defensa Nacional.	401.7
04. Secretaría de Marina.	314.2
05. Secretaría de Hacienda y Crédito Público.	488.9
06. Secretaría de la Función Pública.	0.0
07. Secretaría de Energía.	0.0
08. Secretaría de Economía.	20.5
09. Secretaría de Agricultura y Desarrollo Rural.	32.7
10. Secretaría de Infraestructura, Comunicaciones y Transportes.	1,412.3

4 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

11. Secretaría de Medio Ambiente y Recursos Naturales:	134.3
01. Agencia Nacional de Seguridad Industrial y de Protección al Medio Ambiente del Sector Hidrocarburos.	0.0
02. Otros.	134.3
12. Secretaría de Educación Pública.	1,577.0
13. Secretaría de Salud.	0.1
14. Secretaría del Trabajo y Previsión Social.	0.0
15. Secretaría de Desarrollo Agrario, Territorial y Urbano.	75.4
16. Secretaría de Turismo.	0.0
17. Instituto Federal de Telecomunicaciones.	35.2
18. Comisión Nacional de Hidrocarburos.	0.0
19. Comisión Reguladora de Energía.	29.5
20. Comisión Federal de Competencia Económica.	0.0
21. Secretaría de Cultura.	76.8
22. Secretaría de Seguridad y Protección Ciudadana.	256.2
23. Secretaría de Bienestar.	0.0
44. Otros Derechos.	0.0
45. Accesorios de Derechos.	0.0
49. Derechos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
5. Productos	8,641.6
51. Productos:	8,641.6
01. Por los servicios que no correspondan a funciones de derecho público.	11.3

5 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

02. Derivados del uso, aprovechamiento o enajenación de bienes no sujetos al régimen de dominio público:	8,630.3
01. Explotación de tierras y aguas.	0.0
02. Arrendamiento de tierras, locales y construcciones.	0.4
03. Enajenación de bienes:	2,331.5
01. Muebles.	2,221.5
02. Inmuebles.	110.0
04. Intereses de valores, créditos y bonos.	5,748.3
05. Utilidades:	550.0
01. De organismos descentralizados y empresas de participación estatal.	0.0
02. De Lotería Nacional.	550.0
03. Otras.	0.0
06. Otros.	0.1
59. Productos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
6. Aprovechamientos	193,877.0
61. Aprovechamientos:	193,877.0
01. Multas.	2,810.0
02. Indemnizaciones.	1,810.0
03. Reintegros:	213.5
01. Sostenimiento de las escuelas artículo 123.	0.0
02. Servicio de vigilancia forestal.	0.1
03. Otros.	213.4
04. Provenientes de obras públicas de infraestructura hidráulica.	119.6
05. Participaciones en los ingresos derivados de la aplicación de leyes locales sobre herencias y legados expedidas de acuerdo con la Federación.	0.0
06. Participaciones en los ingresos derivados de la aplicación de leyes locales sobre donaciones expedidas de acuerdo con la Federación.	0.0

6 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

07. Aportaciones de los Estados, Municipios y particulares para el servicio del Sistema Escolar Federalizado.	0.0
08. Cooperación de la Ciudad de México por servicios públicos locales prestados por la Federación.	0.0
09. Cooperación de los Gobiernos de Estados y Municipios y de particulares para alcantarillado, electrificación, caminos y líneas telegráficas, telefónicas y para otras obras públicas.	0.0
10. 5 por ciento de días de cama a cargo de establecimientos particulares para internamiento de enfermos y otros destinados a la Secretaría de Salud.	0.0
11. Participaciones a cargo de los concesionarios de vías generales de comunicación y de empresas de abastecimiento de energía eléctrica.	723.2
12. Participaciones señaladas por la Ley Federal de Juegos y Sorteos.	1,338.6
13. Regalías provenientes de fondos y explotación minera.	0.0
14. Aportaciones de contratistas de obras públicas.	9.7
15. Destinados al Fondo para el Desarrollo Forestal:	0.7
01. Aportaciones que efectúen los Gobiernos de la Ciudad de México, Estatales y Municipales, los organismos y entidades públicas, sociales y los particulares.	0.0
02. De las reservas nacionales forestales.	0.0
03. Aportaciones al Instituto Nacional de Investigaciones Forestales y Agropecuarias.	0.0
04. Otros conceptos.	0.7
16. Cuotas Compensatorias.	182.7
17. Hospitales Militares.	0.0
18. Participaciones por la explotación de obras del dominio público señaladas por la Ley Federal del Derecho de Autor.	0.0
19. Provenientes de decomiso y de bienes que pasan a propiedad del Fisco Federal.	0.0

7 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

20. Provenientes del programa de mejoramiento de los medios de informática y de control de las autoridades aduaneras.	0.0
21. No comprendidos en los incisos anteriores provenientes del cumplimiento de convenios celebrados en otros ejercicios.	0.0
22. Otros:	186,669.0
01. Remanente de operación del Banco de México.	0.0
02. Utilidades por Recompra de Deuda.	0.0
03. Rendimiento mínimo garantizado.	0.0
04. Otros.	186,669.0
23. Provenientes de servicios en materia energética:	0.0
01. Agencia Nacional de Seguridad Industrial y de Protección al Medio Ambiente del Sector Hidrocarburos.	0.0
02. Comisión Nacional de Hidrocarburos.	0.0
03. Comisión Reguladora de Energía.	0.0
62. Aprovechamientos Patrimoniales:	0.0
01. Recuperaciones de capital:	0.0
01. Fondos entregados en fideicomiso, a favor de Entidades Federativas y empresas públicas.	0.0
02. Fondos entregados en fideicomiso, a favor de empresas privadas y a particulares.	0.0
03. Inversiones en obras de agua potable y alcantarillado.	0.0
04. Desincorporaciones.	0.0
05. Otros.	0.0
63. Accesorios de Aprovechamientos.	0.0
69. Aprovechamientos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0

8 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

7. Ingresos por Ventas de Bienes, Prestación de Servicios y Otros Ingresos	1,312,289.4
71. Ingresos por Venta de Bienes y Prestación de Servicios de Instituciones Públicas de Seguridad Social:	95,532.5
01. Instituto Mexicano del Seguro Social.	42,286.1
02. Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.	53,246.4
72. Ingresos por Ventas de Bienes y Prestación de Servicios de Empresas Productivas del Estado:	1,216,756.9
01. Petróleos Mexicanos.	769,805.6
02. Comisión Federal de Electricidad.	446,951.3
73. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales y Fideicomisos No Empresariales y No Financieros.
74. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales No Financieras con Participación Estatal Mayoritaria.
75. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales Financieras Monetarias con Participación Estatal Mayoritaria.
76. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales Financieras No Monetarias con Participación Estatal Mayoritaria.
77. Ingresos por Venta de Bienes y Prestación de Servicios de Fideicomisos Financieros Públicos con Participación Estatal Mayoritaria.
78. Ingresos por Venta de Bienes y Prestación de Servicios de los Poderes Legislativo y Judicial, y de los Órganos Autónomos.
79. Otros Ingresos.
8. Participaciones, Aportaciones, Convenios, Incentivos Derivados de la Colaboración Fiscal y Fondos Distintos de Aportaciones
81. Participaciones.
82. Aportaciones.
83. Convenios.
84. Incentivos Derivados de la Colaboración Fiscal.
85. Fondos Distintos de Aportaciones.

9 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

9. Transferencias, Asignaciones, Subsidios y Subvenciones, y Pensiones y Jubilaciones	277,774.3
91. Transferencias y Asignaciones.	0.0
93. Subsidios y Subvenciones.	0.0
95. Pensiones y jubilaciones.	0.0
97. Transferencias del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo:	277,774.3
01. Ordinarias.	277,774.3
02. Extraordinarias.	0.0
0. Ingresos Derivados de Financiamientos	1,737,050.6
01. Endeudamiento interno:	1,950,120.0
01. Endeudamiento interno del Gobierno Federal.	1,906,069.4
02. Otros financiamientos:	44,050.6
01. Diferimiento de pagos.	44,050.6
02. Otros.	0.0
02. Endeudamiento externo:	0.0
01. Endeudamiento externo del Gobierno Federal.	0.0
03. Financiamiento Interno.
04. Déficit de organismos y empresas de control directo.	-68,069.3
05. Déficit de empresas productivas del Estado.	-145,000.1
Informativo: Endeudamiento neto del Gobierno Federal (0.01.01+0.02.01)	1,906,069.4

Cuando una ley que establezca alguno de los ingresos previstos en este artículo, contenga disposiciones que señalen otros ingresos, estos últimos se considerarán comprendidos en el numeral que corresponda a los ingresos a que se refiere este precepto.

Se faculta al Ejecutivo Federal para que durante el ejercicio fiscal de 2024, otorgue los beneficios fiscales que sean necesarios para dar debido cumplimiento a las resoluciones derivadas de la aplicación de mecanismos internacionales para la solución de controversias legales que determinen una violación a un tratado internacional.

10 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

El Ejecutivo Federal informará al Congreso de la Unión de los ingresos por contribuciones pagados en especie o en servicios, así como, en su caso, el destino de los mismos.

Derivado del monto de ingresos fiscales a obtener durante el ejercicio fiscal de 2024, se proyecta una recaudación federal participable por 4 billones 564 mil 924 millones de pesos.

Se estima que durante el ejercicio fiscal de 2024, en términos monetarios, el pago en especie del impuesto sobre servicios expresamente declarados de interés público por ley, en los que intervengan empresas concesionarias de bienes del dominio directo de la Nación, previsto en la Ley que establece, reforma y adiciona las disposiciones relativas a diversos impuestos publicada en el Diario Oficial de la Federación el 31 de diciembre de 1968, ascenderá al equivalente de 246 millones de pesos.

La aplicación de los recursos a que se refiere el párrafo anterior, se hará de acuerdo a lo establecido en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2024.

Los recursos que durante el ejercicio fiscal de 2024 se destinen al Fondo de Estabilización de los Ingresos de las Entidades Federativas en términos de las disposiciones aplicables, podrán utilizarse para cubrir las obligaciones derivadas de los esquemas que se instrumenten o se hayan instrumentado para potenciar los recursos de dicho fondo, en los términos dispuestos por la Secretaría de Hacienda y Crédito Público.

Para efectos de lo previsto en el artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Secretaría de Hacienda y Crédito Público deberá incluir en los Informes sobre la Situación Económica, las Finanzas Públicas y la Deuda Pública información del origen de los ingresos generados por los aprovechamientos a que se refiere el numeral 6.61.22.04 del presente artículo por concepto de otros aprovechamientos. Asimismo, deberá informar los destinos específicos que, en términos del artículo 19, fracción II, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en su caso tengan dichos aprovechamientos.

La Secretaría de Hacienda y Crédito Público deberá reportar en los Informes Trimestrales que se presenten al Congreso de la Unión en términos del artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la evolución del precio del petróleo observado respecto del cubierto mediante la Estrategia de Coberturas Petroleras para el ejercicio fiscal de 2024, así como de la subcuenta que se haya constituido como complemento en el Fondo de Estabilización de los Ingresos Presupuestarios.

El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá transferir a la Reserva Financiera y Actuarial del Seguro de Salud, el excedente de la Reserva de Operación para Contingencias y Financiamiento sobre el monto establecido en el artículo 240 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

Artículo 2o. Se autoriza al Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, para contratar y ejercer créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, en los términos de la Ley Federal de Deuda Pública y para el financiamiento del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2024, por un monto de endeudamiento neto interno hasta por 1 billón 990 mil millones de pesos.

Asimismo, el Ejecutivo Federal podrá contratar obligaciones constitutivas de deuda pública interna adicionales a lo autorizado, siempre que el endeudamiento neto externo sea menor al establecido en el presente artículo en un monto equivalente al de dichas obligaciones adicionales. El Ejecutivo Federal queda autorizado para contratar y ejercer en el exterior créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, para el financiamiento del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2024, así como para canjear o refinanciar obligaciones

11 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

del sector público federal, a efecto de obtener un monto de endeudamiento neto externo de hasta 18 mil millones de dólares de los Estados Unidos de América, el cual incluye el monto de endeudamiento neto externo que se ejercería con organismos financieros internacionales. De igual forma, el Ejecutivo Federal y las entidades podrán contratar obligaciones constitutivas de deuda pública externa adicionales a lo autorizado, siempre que el endeudamiento neto interno sea menor al establecido en el presente artículo en un monto equivalente al de dichas obligaciones adicionales. El cómputo de lo anterior se realizará, en una sola ocasión, el último día hábil bancario del ejercicio fiscal de 2024 considerando el tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique el Banco de México en el Diario Oficial de la Federación, así como la equivalencia del peso mexicano con otras monedas que dé a conocer el propio Banco de México, en todos los casos en la fecha en que se hubieren realizado las operaciones correspondientes.

También se autoriza al Ejecutivo Federal para que, a través de la Secretaría de Hacienda y Crédito Público, emita valores en moneda nacional y contrate empréstitos para canje o refinanciamiento de obligaciones del erario federal, en los términos de la Ley Federal de Deuda Pública. Asimismo, el Ejecutivo Federal queda autorizado para contratar créditos o emitir valores en el exterior con el objeto de canjear o refinanciar endeudamiento externo.

Las operaciones a las que se refiere el párrafo anterior no deberán implicar endeudamiento neto adicional al autorizado para el ejercicio fiscal de 2024.

Se autoriza al Instituto para la Protección al Ahorro Bancario a contratar créditos o emitir valores con el único objeto de canjear o refinanciar exclusivamente sus obligaciones financieras, a fin de hacer frente a sus obligaciones de pago, otorgar liquidez a sus títulos y, en general, mejorar los términos y condiciones de sus obligaciones financieras. Los recursos obtenidos con esta autorización únicamente se podrán aplicar en los términos establecidos en la Ley de Protección al Ahorro Bancario incluyendo sus artículos transitorios. Sobre estas operaciones de canje y refinanciamiento se deberá informar trimestralmente al Congreso de la Unión.

El Banco de México actuará como agente financiero del Instituto para la Protección al Ahorro Bancario, para la emisión, colocación, compra y venta, en el mercado nacional, de los valores representativos de la deuda del citado Instituto y, en general, para el servicio de dicha deuda. El Banco de México también podrá operar por cuenta propia con los valores referidos.

En el evento de que en las fechas en que corresponda efectuar pagos por principal o intereses de los valores que el Banco de México coloque por cuenta del Instituto para la Protección al Ahorro Bancario, éste no tenga recursos suficientes para cubrir dichos pagos en la cuenta que, para tal efecto, le lleve el Banco de México, el propio Banco deberá proceder a emitir y colocar valores a cargo del Instituto para la Protección al Ahorro Bancario, por cuenta de éste y por el importe necesario para cubrir los pagos que correspondan. Al determinar las características de la emisión y de la colocación, el citado Banco procurará las mejores condiciones para el mencionado Instituto dentro de lo que el mercado permita.

El Banco de México deberá efectuar la colocación de los valores a que se refiere el párrafo anterior en un plazo no mayor de 15 días hábiles contado a partir de la fecha en que se presente la insuficiencia de fondos en la cuenta del Instituto para la Protección al Ahorro Bancario. Excepcionalmente, la Junta de Gobierno del Banco de México podrá ampliar este plazo una o más veces por un plazo conjunto no mayor de tres meses, si ello resulta conveniente para evitar trastornos en el mercado financiero.

En cumplimiento de lo dispuesto por el artículo 45 de la Ley de Protección al Ahorro Bancario, se dispone que, en tanto se efectúe la colocación referida en el párrafo anterior, el Banco de México podrá cargar la cuenta corriente que le lleva a la Tesorería de la Federación, sin que se requiera la instrucción del Titular de dicha Tesorería, para atender el servicio de la deuda que emita el Instituto para la Protección al Ahorro Bancario. El Banco de México deberá abonar a la cuenta corriente de la Tesorería de la Federación el importe de la colocación de valores que efectúe en términos de este artículo.

12 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Se autoriza a la banca de desarrollo, a los fondos de fomento y al Instituto del Fondo Nacional para el Consumo de los Trabajadores un monto conjunto de déficit por intermediación financiera, definida como el Resultado de Operación que considera la Constitución Neta de Reservas Crediticias Preventivas, de cero pesos para el ejercicio fiscal de 2024.

El monto autorizado conforme al párrafo anterior podrá ser adecuado previa autorización del órgano de gobierno de la entidad de que se trate y con la opinión favorable de la Secretaría de Hacienda y Crédito Público.

Los montos establecidos en el artículo 1o., numeral 0 “Ingresos Derivados de Financiamientos” de esta Ley, así como el monto de endeudamiento neto interno consignado en este artículo, se verán, en su caso, modificados en lo conducente como resultado de la distribución, entre el Gobierno Federal y los organismos y empresas de control directo, de los montos autorizados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2024.

Se autoriza para Petróleos Mexicanos y sus empresas productivas subsidiarias la contratación y ejercicio de créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, así como el canje o refinanciamiento de sus obligaciones constitutivas de deuda pública, a efecto de obtener un monto de endeudamiento neto interno de hasta 138 mil 119.1 millones de pesos, y un monto de endeudamiento neto externo de hasta 3 mil 726.5 millones de dólares de los Estados Unidos de América; asimismo, se podrán contratar obligaciones constitutivas de deuda pública interna o externa adicionales a lo autorizado, siempre que el endeudamiento neto externo o interno, respectivamente, sea menor al establecido en este párrafo en un monto equivalente al de dichas obligaciones adicionales. El uso del endeudamiento anterior deberá cumplir con la meta de balance financiero aprobado.

Se autoriza para la Comisión Federal de Electricidad y sus empresas productivas subsidiarias la contratación y ejercicio de créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, así como el canje o refinanciamiento de sus obligaciones constitutivas de deuda pública, a efecto de obtener un monto de endeudamiento neto interno de hasta 600 millones de pesos, y un monto de endeudamiento neto externo de 1 mil 188 millones de dólares de los Estados Unidos de América, asimismo se podrán contratar obligaciones constitutivas de deuda pública interna o externa adicionales a lo autorizado, siempre que el endeudamiento neto externo o interno, respectivamente, sea menor al establecido en este párrafo en un monto equivalente al de dichas obligaciones adicionales. El uso del endeudamiento anterior deberá cumplir con la meta de balance financiero aprobado.

El cómputo de lo establecido en los dos párrafos anteriores se realizará en una sola ocasión, el último día hábil bancario del ejercicio fiscal de 2024 considerando el tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique el Banco de México en el Diario Oficial de la Federación, así como la equivalencia del peso mexicano con otras monedas que dé a conocer el propio Banco de México, en todos los casos en la fecha en que se hubieren realizado las operaciones correspondientes.

La Secretaría de Hacienda y Crédito Público informará al Congreso de la Unión de manera trimestral sobre el avance del Programa Anual de Financiamiento, destacando el comportamiento de los diversos rubros en el cual se haga referencia al financiamiento del Gasto de Capital y Refinanciamiento.

Artículo 3o. Se autoriza para la Ciudad de México la contratación y ejercicio de créditos, empréstitos y otras formas de crédito público para un endeudamiento neto de 2 mil 500 millones de pesos para el

13 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

financiamiento de obras contempladas en el Presupuesto de Egresos de la Ciudad de México para el Ejercicio Fiscal 2024. Asimismo, se autoriza la contratación y ejercicio de créditos, empréstitos y otras formas de crédito público para realizar operaciones de canje, refinanciamiento o reestructura de la deuda pública de la Ciudad de México.

El ejercicio del monto de endeudamiento autorizado se sujetará a lo dispuesto en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios.

Artículo 4o. En el ejercicio fiscal de 2024, la Federación percibirá los ingresos por proyectos de infraestructura productiva de largo plazo de inversión financiada directa y condicionada de la Comisión Federal de Electricidad por un total de 267 mil 863.1 millones de pesos, de los cuales 119 mil 349.9 millones de pesos corresponden a inversión directa y 148 mil 513.2 millones de pesos a inversión condicionada.

Artículo 5o. En el ejercicio fiscal de 2024 el Ejecutivo Federal no contratará nuevos proyectos de inversión financiada de la Comisión Federal de Electricidad a los que hacen referencia los artículos 18 de la Ley Federal de Deuda Pública y 32, párrafos segundo a sexto, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como del Título Cuarto, Capítulo XIV del Reglamento de este último ordenamiento.

Artículo 6o. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar las compensaciones que deban cubrir los organismos descentralizados y las empresas de participación estatal, por los bienes federales aportados o asignados a los mismos para su explotación o en relación con el monto de los productos o ingresos brutos que perciban.

Artículo 7o. Petróleos Mexicanos y sus empresas productivas subsidiarias deberán presentar las declaraciones, hacer los pagos y cumplir con las obligaciones de retener y enterar las contribuciones a cargo de terceros, ante la Tesorería de la Federación, a través del esquema para la presentación de declaraciones que para tal efecto establezca el Servicio de Administración Tributaria.

La Secretaría de Hacienda y Crédito Público queda facultada para establecer y, en su caso, modificar o suspender pagos a cuenta de los pagos provisionales mensuales del derecho por la utilidad compartida, previstos en el artículo 42 de la Ley de Ingresos sobre Hidrocarburos.

La Secretaría de Hacienda y Crédito Público informará y explicará las modificaciones a los montos que, por ingresos extraordinarios o una baja en los mismos, impacten en los pagos establecidos conforme al párrafo anterior, en un informe que se presentará a la Comisión de Hacienda y Crédito Público y al Centro de Estudios de las Finanzas Públicas, ambos de la Cámara de Diputados, dentro del mes siguiente a aquél en que se generen dichas modificaciones, así como en los Informes Trimestrales sobre la Situación Económica, las Finanzas Públicas y la Deuda Pública.

En caso de que la Secretaría de Hacienda y Crédito Público haga uso de las facultades otorgadas en el segundo párrafo de este artículo, los pagos correspondientes deberán ser transferidos y concentrados en la Tesorería de la Federación por el Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo, a más tardar el día siguiente de su recepción, a cuenta de la transferencia a que se refiere el artículo 16, fracción II, inciso g) de la Ley del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo.

Los gastos de mantenimiento y operación de los proyectos integrales de infraestructura de Petróleos Mexicanos que, hasta antes de la entrada en vigor del “Decreto por el que se adicionan y reforman diversas disposiciones de la Ley Federal de Presupuesto y Responsabilidad Hacendaria”, publicado en el Diario Oficial de la Federación el 13 de noviembre de 2008, eran considerados proyectos de infraestructura productiva de largo plazo en términos del artículo 32 de dicha Ley, serán registrados como inversión.

14 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Capítulo II

De las Facilidades Administrativas y Beneficios Fiscales

Artículo 8o. En los casos de prórroga para el pago de créditos fiscales se causarán recargos:

I.	Al 0.98 por ciento mensual sobre los saldos insolutos.

II.

Cuando de conformidad con el Código Fiscal de la Federación, se autorice el pago a plazos, se aplicará la tasa de recargos que a continuación se establece, sobre los saldos y durante el periodo de que se trate:

1.	De los pagos a plazos en parcialidades de hasta 12 meses, la tasa de recargos será del 1.26 por ciento mensual.

2.	De los pagos a plazos en parcialidades de más de 12 meses y hasta de 24 meses, la tasa de recargos será de 1.53 por ciento mensual.

3.	De los pagos a plazos en parcialidades superiores a 24 meses, así como tratándose de pagos a plazo diferido, la tasa de recargos será de 1.82 por ciento mensual.

Las tasas de recargos establecidas en la fracción II de este artículo incluyen la actualización realizada conforme a lo establecido por el Código Fiscal de la Federación.

Artículo 9o. Se ratifican los acuerdos y disposiciones de carácter general expedidos en el Ramo de Hacienda, de las que hayan derivado beneficios otorgados en términos de la presente Ley, así como por los que se haya dejado en suspenso total o parcialmente el cobro de gravámenes y las resoluciones dictadas por la Secretaría de Hacienda y Crédito Público sobre la causación de tales gravámenes.

Se ratifican los convenios que se hayan celebrado entre la Federación por una parte y las entidades federativas, organismos autónomos por disposición constitucional de éstas, organismos públicos descentralizados de las mismas y los municipios, por la otra, en los que se finiquiten adeudos entre ellos. También se ratifican los convenios que se hayan celebrado o se celebren entre la Federación por una parte y las entidades federativas, por la otra, en los que se señalen los incentivos que perciben las propias entidades federativas y, en su caso, los municipios, por los bienes que pasen a propiedad del Fisco Federal, provenientes de comercio exterior, incluidos los sujetos a un procedimiento establecido en la legislación aduanera o fiscal federal, así como los abandonados a favor del Gobierno Federal.

En virtud de lo señalado en el párrafo anterior, no se aplicará lo dispuesto en el artículo 6 bis de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Artículo 10. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar los aprovechamientos que se cobrarán en el ejercicio fiscal de 2024, incluso por el uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación o por la prestación de servicios en el ejercicio de las funciones de derecho público por los que no se establecen derechos o que por cualquier causa legal no se paguen.

15 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Para establecer el monto de los aprovechamientos se tomarán en consideración criterios de eficiencia económica y de saneamiento financiero y, en su caso, se estará a lo siguiente:

I.

La cantidad que deba cubrirse por concepto del uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios que tienen referencia internacional, se fijará considerando el cobro que se efectúe por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, de similares características, en países con los que México mantiene vínculos comerciales.

II.

Los aprovechamientos que se cobren por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, que no tengan referencia internacional, se fijarán considerando el costo de los mismos, siempre que se derive de una valuación de dichos costos en los términos de eficiencia económica y de saneamiento financiero.

III.

Se podrán establecer aprovechamientos diferenciales por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, cuando éstos respondan a estrategias de comercialización o racionalización y se otorguen de manera general.

Durante el ejercicio fiscal de 2024, la Secretaría de Hacienda y Crédito Público, mediante resoluciones de carácter particular, aprobará los montos de los aprovechamientos que cobren las dependencias de la Administración Pública Federal, salvo cuando su determinación y cobro se encuentre previsto en otras leyes. Para tal efecto, las dependencias interesadas estarán obligadas a someter para su aprobación, durante los meses de enero y febrero de 2024, los montos de los aprovechamientos que se cobren de manera regular. Los aprovechamientos que no sean sometidos a la aprobación de la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate a partir del 1 de marzo de 2024. Asimismo, los aprovechamientos cuya autorización haya sido negada por la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate, a partir de la fecha en que surta efectos la notificación de la resolución respectiva. Las solicitudes que formulen las dependencias y la autorización de los aprovechamientos por parte de la Secretaría de Hacienda y Crédito Público, se realizarán mediante la emisión de documentos con la firma autógrafa del servidor público facultado o certificados digitales, equipos o sistemas automatizados; para lo cual, en sustitución de la firma autógrafa, se emplearán medios de identificación electrónica y la firma electrónica avanzada, en términos de las disposiciones aplicables.

El uso de los medios de identificación electrónica a que se refiere el párrafo anterior producirá los mismos efectos que las disposiciones jurídicas otorgan a los documentos con firma autógrafa y, en consecuencia, tendrán el mismo valor vinculatorio.

Las autorizaciones para fijar o modificar las cuotas de los aprovechamientos que otorgue la Secretaría de Hacienda y Crédito Público durante el ejercicio fiscal de 2024, sólo surtirán sus efectos para ese año y, en su caso, dicha Secretaría autorizará el destino específico para los aprovechamientos que perciba la dependencia correspondiente.

Cuando la Secretaría de Hacienda y Crédito Público obtenga un aprovechamiento a cargo de las instituciones de banca de desarrollo o de las entidades paraestatales que formen parte del sistema financiero o de los fideicomisos públicos de fomento u otros fideicomisos públicos coordinados por dicha Secretaría, ya sea de los ingresos que obtengan o con motivo de la garantía soberana del Gobierno Federal, o tratándose de recuperaciones de capital o del patrimonio, según sea el caso, los recursos correspondientes se destinarán por la propia Secretaría prioritariamente a la capitalización de cualquiera de dichas entidades, incluyendo la aportación de recursos al patrimonio de cualquiera de dichos fideicomisos o a fomentar acciones que les permitan cumplir con sus respectivos mandatos, o a programas y proyectos de inversión, sin perjuicio de lo previsto en el último párrafo del artículo 12 de la presente Ley.

Cuando la Secretaría de Hacienda y Crédito Público obtenga un aprovechamiento a cargo de cualquier otra entidad paraestatal distinta de las señaladas en el párrafo anterior, dichos ingresos serán concentrados en la Tesorería de la Federación bajo dicha naturaleza, a efecto de que sean destinados a programas presupuestarios que permitan cumplir con el Plan Nacional de Desarrollo y los programas que de él deriven, sin perjuicio de lo establecido en los párrafos octavo, noveno y décimo del presente artículo.

16 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Cuando la Secretaría de Hacienda y Crédito Público fije un aprovechamiento a las empresas de participación estatal mayoritaria administradoras del sistema portuario nacional con cargo a sus disponibilidades, dichos recursos se concentrarán en la Tesorería de la Federación y se destinarán por esa Secretaría al organismo público descentralizado denominado Corredor Interoceánico del Istmo de Tehuantepec para la operación, programas y proyectos de dicha entidad.

Los aprovechamientos que deban cubrir los administradores portuarios como contraprestación conforme a lo previsto en los artículos 23 bis y 37 de la Ley de Puertos, en términos de los títulos de concesión correspondientes, se concentrarán en la Tesorería de la Federación y se destinarán por la Secretaría de Hacienda y Crédito Público al organismo público descentralizado, denominado Corredor Interoceánico del Istmo de Tehuantepec, para la operación, programas y proyectos de dicha entidad.

Los aprovechamientos provenientes de las contraprestaciones que los titulares de concesiones o asignaciones para la administración, operación, explotación y, en su caso, construcción de aeropuertos y aeródromos civiles deban cubrir al Gobierno Federal, se concentrarán en la Tesorería de la Federación y se destinarán a las secretarías de la Defensa Nacional y de Marina para el fortalecimiento del sistema aeroportuario bajo su coordinación, a través de los fideicomisos públicos federales sin estructura que se constituyan para tal fin, en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento. Dichas secretarías fungirán como unidades responsables, respectivamente, de los fideicomisos a que se refiere el presente párrafo.

Los ingresos excedentes provenientes de los aprovechamientos a que se refiere el artículo 1o., numerales 6.61.11, 6.61.22.04 y 6.62.01.04 de esta Ley por concepto de participaciones a cargo de los concesionarios de vías generales de comunicación y de empresas de abastecimiento de energía eléctrica, de otros aprovechamientos y de desincorporaciones distintos de entidades paraestatales, respectivamente, se podrán destinar, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, a programas y proyectos de inversión.

En tanto no sean autorizados los aprovechamientos a que se refiere este artículo para el ejercicio fiscal de 2024, se aplicarán los vigentes al 31 de diciembre de 2023, multiplicados por el factor que corresponda según el mes en el que fueron autorizados o, en el caso de haberse realizado una modificación posterior, a partir de la última vez en la que fueron modificados en dicho ejercicio fiscal, conforme a la tabla siguiente:

MES	FACTOR
Enero	1.0450
Febrero	1.0379
Marzo	1.0322
Abril	1.0294
Mayo	1.0296
Junio	1.0318
Julio	1.0308
Agosto	1.0259
Septiembre	1.0164
Octubre	1.0098
Noviembre	1.0044
Diciembre	0.9987

17 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

En el caso de aprovechamientos que, en el ejercicio inmediato anterior, se hayan fijado en porcentajes, se continuarán aplicando durante el ejercicio fiscal de 2024 los porcentajes autorizados por la Secretaría de Hacienda y Crédito Público que se encuentren vigentes al 31 de diciembre de 2023 hasta en tanto dicha Secretaría no emita respuesta respecto de la solicitud de autorización para el ejercicio fiscal de 2024.

Los aprovechamientos por concepto de multas, sanciones, penas convencionales, cuotas compensatorias, recuperaciones de capital, aquéllos a que se refieren la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, la Ley Federal de Competencia Económica, y la Ley Federal de Telecomunicaciones y Radiodifusión, así como los accesorios de los aprovechamientos no requieren de autorización por parte de la Secretaría de Hacienda y Crédito Público para su cobro.

Tratándose de aprovechamientos que no hayan sido cobrados en el ejercicio inmediato anterior o que no se cobren de manera regular, las dependencias interesadas deberán someter para su aprobación a la Secretaría de Hacienda y Crédito Público el monto de los aprovechamientos que pretendan cobrar, en un plazo no menor a 10 días anteriores a la fecha de su entrada en vigor.

En aquellos casos en los que se incumpla con la obligación de presentar los comprobantes de pago de los aprovechamientos a que se refiere este artículo en los plazos que para tales efectos se fijen, el prestador del servicio o el otorgante del uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación de que se trate, procederá conforme a lo dispuesto en el artículo 3o. de la Ley Federal de Derechos.

El prestador del servicio o el otorgante del uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación, deberá informar a la Secretaría de Hacienda y Crédito Público, a más tardar en el mes de marzo de 2024, los conceptos y montos de los ingresos que hayan percibido por aprovechamientos, así como de las concentraciones efectuadas a la Tesorería de la Federación por dichos conceptos, durante el ejercicio fiscal inmediato anterior.

Los sujetos a que se refiere el párrafo anterior deberán presentar un informe a la Secretaría de Hacienda y Crédito Público, durante los primeros 15 días del mes de julio de 2024, respecto de los ingresos y su concepto que hayan percibido por aprovechamientos durante el primer semestre del ejercicio fiscal en curso, así como de los que tengan programado percibir durante el segundo semestre del mismo.

Artículo 11. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar, mediante resoluciones de carácter particular, las cuotas de los productos que pretendan cobrar las dependencias durante el ejercicio fiscal de 2024, aun cuando su cobro se encuentre previsto en otras leyes.

Las autorizaciones para fijar o modificar las cuotas de los productos que otorgue la Secretaría de Hacienda y Crédito Público durante el ejercicio fiscal de 2024, sólo surtirán sus efectos para ese año y, en su caso, dicha Secretaría autorizará el destino específico para los productos que perciba la dependencia correspondiente.

Para los efectos del párrafo anterior, las dependencias interesadas estarán obligadas a someter para su aprobación, durante los meses de enero y febrero de 2024, los montos de los productos que se cobren de manera regular. Los productos que no sean sometidos a la aprobación de la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate a partir del 1 de marzo de 2024. Asimismo, los productos cuya autorización haya sido negada por la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate, a partir de la fecha en que surta efectos la notificación de la resolución respectiva. Las solicitudes que formulen las dependencias y la autorización de los productos por parte de la Secretaría de Hacienda y Crédito Público, se realizarán mediante la emisión de documentos con la firma autógrafa del servidor público facultado o certificados digitales, equipos o sistemas automatizados; para lo cual, en sustitución de la firma autógrafa, se emplearán medios de identificación electrónica y la firma electrónica avanzada, en términos de las disposiciones aplicables.

18 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

El uso de los medios de identificación electrónica a que se refiere el párrafo anterior producirá los mismos efectos que las disposiciones jurídicas otorgan a los documentos con firma autógrafa y, en consecuencia, tendrán el mismo valor vinculatorio.

En tanto no sean autorizados los productos a que se refiere este artículo para el ejercicio fiscal de 2024, se aplicarán los vigentes al 31 de diciembre de 2023, multiplicados por el factor que corresponda según el mes en que fueron autorizados o, en el caso de haberse realizado una modificación posterior, a partir de la última vez en la que fueron modificados en dicho ejercicio fiscal, conforme a la tabla siguiente:

MES	FACTOR
Enero	1.0450
Febrero	1.0379
Marzo	1.0322
Abril	1.0294
Mayo	1.0296
Junio	1.0318
Julio	1.0308
Agosto	1.0259
Septiembre	1.0164
Octubre	1.0098
Noviembre	1.0044
Diciembre	0.9987

En el caso de productos que, en el ejercicio inmediato anterior, se hayan fijado en porcentajes, se continuarán aplicando durante el ejercicio fiscal de 2024 los porcentajes autorizados por la Secretaría de Hacienda y Crédito Público que se encuentren vigentes al 31 de diciembre de 2023 hasta en tanto dicha Secretaría no emita respuesta respecto de la solicitud de autorización para el ejercicio fiscal de 2024.

Los productos por concepto de penas convencionales, los que se establezcan como contraprestación derivada de una licitación, subasta o remate, los intereses, así como aquellos productos que provengan de arrendamientos o enajenaciones efectuadas tanto por el Instituto de Administración y Avalúos de Bienes Nacionales como por el Instituto para Devolver al Pueblo lo Robado y los accesorios de los productos, no requieren de autorización por parte de la Secretaría de Hacienda y Crédito Público para su cobro.

De los ingresos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado, respecto de los bienes propiedad del Gobierno Federal que hayan sido transferidos por la Tesorería de la Federación, el Instituto para Devolver al Pueblo lo Robado deberá descontar los importes necesarios para financiar otras transferencias o mandatos de la propia Tesorería; del monto restante hasta la cantidad que determine la Junta de Gobierno de dicho organismo se depositará en un fondo, manteniéndolo en una subcuenta específica, que se destinará a financiar otras transferencias o mandatos y el remanente será enterado a la Tesorería de la Federación en los términos de las disposiciones aplicables.

De los ingresos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado, respecto de los bienes que pasan a propiedad del Fisco Federal conforme a las disposiciones fiscales, que hayan sido transferidos por el Servicio de Administración Tributaria, el Instituto para Devolver al Pueblo lo Robado deberá descontar los importes necesarios para financiar otras transferencias o mandatos de la citada entidad transferente; del monto restante hasta la cantidad que determine la Junta de Gobierno de dicho organismo se depositará en el fondo señalado en el párrafo anterior, manteniéndolo en una subcuenta específica, que se destinará a financiar otras transferencias o mandatos y el remanente será enterado a la Tesorería de la Federación en los términos de las disposiciones aplicables. Un mecanismo como el previsto en el presente párrafo, se podrá aplicar a los ingresos provenientes de las enajenaciones de bienes de comercio exterior que transfieran las autoridades aduaneras, incluso para el pago de resarcimientos de bienes procedentes de comercio exterior que, por mandato de autoridad administrativa o jurisdiccional, el Instituto para Devolver al Pueblo lo Robado deba realizar. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

19 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Para los efectos de los dos párrafos anteriores, el Instituto para Devolver al Pueblo lo Robado remitirá de manera semestral a la Cámara de Diputados y a su Coordinadora de Sector, un informe que contenga el desglose de las operaciones efectuadas por motivo de las transferencias de bienes del Gobierno Federal de las autoridades mencionadas en los párrafos citados.

Los ingresos netos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado se podrán destinar hasta en un 100 por ciento a financiar otras transferencias o mandatos de la misma entidad transferente, así como para el pago de los créditos que hayan sido otorgados por la banca de desarrollo para cubrir los gastos de operación de los bienes transferidos, siempre que en el acta de entrega recepción de los bienes transferidos o en el convenio que al efecto se celebre se señale dicha situación. Lo anterior no resulta aplicable a las enajenaciones de bienes decomisados a que se refiere el décimo tercer párrafo del artículo 13 de esta Ley. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Los ingresos provenientes de la enajenación de los bienes en proceso de extinción de dominio y de aquellos sobre los que sea declarada la extinción de dominio y de sus frutos, así como su monetización en términos de la Ley Nacional de Extinción de Dominio, serán destinados a una cuenta especial en los términos que establece el artículo 239 de la Ley Nacional de Extinción de Dominio, previa deducción de los conceptos previstos en los artículos 234 y 237 de la Ley Nacional de Extinción de Dominio.

Tratándose de productos que no se hayan cobrado en el ejercicio inmediato anterior o que no se cobren de manera regular, las dependencias interesadas deberán someter para su aprobación a la Secretaría de Hacienda y Crédito Público el monto de los productos que pretendan cobrar, en un plazo no menor a 10 días anteriores a la fecha de su entrada en vigor.

Las dependencias de la Administración Pública Federal deberán informar a la Secretaría de Hacienda y Crédito Público, a más tardar en el mes de marzo de 2024, los conceptos y montos de los ingresos que hayan percibido por productos, así como de la concentración efectuada a la Tesorería de la Federación por dichos conceptos durante el ejercicio fiscal inmediato anterior.

Las dependencias a que se refiere el párrafo anterior deberán presentar un informe a la Secretaría de Hacienda y Crédito Público, durante los primeros 15 días del mes de julio de 2024 respecto de los ingresos y su concepto que hayan percibido por productos durante el primer semestre del ejercicio fiscal citado, así como de los que tengan programado percibir durante el segundo semestre del mismo.

20 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 12. Los ingresos que se recauden durante el ejercicio fiscal de 2024 se concentrarán en términos del artículo 22 de la Ley de Tesorería de la Federación, salvo en los siguientes casos:

I.

Se concentrarán en la Tesorería de la Federación, a más tardar el día hábil siguiente al de su recepción, los derechos y aprovechamientos, por el uso, goce, aprovechamiento o explotación del espectro radioeléctrico y los servicios vinculados a éste, incluidos entre otros las sanciones, penas convencionales, cuotas compensatorias, así como los aprovechamientos por infracciones a la Ley Federal de Competencia Económica y a la Ley Federal de Telecomunicaciones y Radiodifusión;

II.

Las entidades de control directo, los poderes Legislativo y Judicial y los órganos autónomos por disposición constitucional, sólo registrarán los ingresos que obtengan por cualquier concepto en el rubro correspondiente de esta Ley, salvo por lo dispuesto en la fracción I de este artículo, y deberán conservar a disposición de los órganos revisores de la Cuenta Pública Federal, la documentación comprobatoria de dichos ingresos.

Para los efectos del registro de los ingresos a que se refiere esta fracción, se deberá presentar a la Secretaría de Hacienda y Crédito Público la documentación comprobatoria de la obtención de dichos ingresos, o bien, de los informes avalados por el órgano interno de control o de la comisión respectiva del órgano de gobierno, según sea el caso, especificando los importes del impuesto al valor agregado que hayan trasladado por los actos o las actividades que dieron lugar a la obtención de los ingresos;

III.

Las entidades de control indirecto deberán informar a la Secretaría de Hacienda y Crédito Público sobre sus ingresos, a efecto de que se esté en posibilidad de elaborar los informes trimestrales que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria y se reflejen dentro de la Cuenta Pública Federal;

IV.

Los ingresos provenientes de las aportaciones de seguridad social destinadas al Instituto Mexicano del Seguro Social, al Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas, podrán ser recaudados por las oficinas de los propios institutos o por las instituciones de crédito que autorice la Secretaría de Hacienda y Crédito Público, debiendo cumplirse con los requisitos contables establecidos y reflejarse en la Cuenta Pública Federal, y

V.

Los ingresos que obtengan las instituciones educativas, planteles y centros de investigación de las dependencias que prestan servicios de educación media superior, superior, de posgrado, de investigación y de formación para el trabajo del sector público, por la prestación de servicios, venta de bienes derivados de sus actividades sustantivas o por cualquier otra vía, incluidos los que generen sus escuelas, centros y unidades de enseñanza y de investigación, formarán parte de su patrimonio, en su caso, serán administrados por las propias instituciones y se destinarán para sus finalidades y programas institucionales, de acuerdo con las disposiciones presupuestarias aplicables, sin perjuicio de la concentración en términos de la Ley de Tesorería de la Federación.

Las instituciones educativas, los planteles y centros de investigación de las dependencias que prestan servicios de educación media superior, superior, de posgrado, de investigación y de formación para el trabajo del sector público, deberán informar semestralmente a la Secretaría de Hacienda y Crédito Público el origen y aplicación de sus ingresos.

Los ingresos que provengan de proyectos de comercialización de certificados de reducción de gases de efecto invernadero, como dióxido de carbono y metano, se destinarán a las entidades o a las empresas productivas del Estado que los generen, para la realización del proyecto que los generó o proyectos de la misma naturaleza. Las entidades o las empresas productivas del Estado podrán celebrar convenios de colaboración con la iniciativa privada.

21 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Las contribuciones, productos o aprovechamientos a los que las leyes de carácter no fiscal otorguen una naturaleza distinta a la establecida en las leyes fiscales, tendrán la naturaleza establecida en las leyes fiscales. Se derogan las disposiciones que se opongan a lo previsto en este artículo, en su parte conducente.

Los ingresos que obtengan las dependencias y entidades que integran la Administración Pública Federal, a los que las leyes de carácter no fiscal otorguen una naturaleza distinta a los conceptos previstos en el artículo 1o. de esta Ley, se considerarán comprendidos en el numeral que les corresponda conforme al citado artículo.

Lo señalado en el presente artículo se establece sin perjuicio de la obligación de concentrar los recursos públicos al final del ejercicio en la Tesorería de la Federación, en los términos del artículo 54, párrafo tercero, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Los recursos públicos que se reintegren de un fideicomiso, mandato o análogo, así como aquellos remanentes a la extinción o terminación de la vigencia de esos instrumentos jurídicos, deberán ser concentrados en la Tesorería de la Federación bajo la naturaleza de aprovechamientos y se podrán destinar a los fines que determine la Secretaría de Hacienda y Crédito Público, salvo aquéllos para los que esté previsto un destino distinto en el instrumento correspondiente. Asimismo, los ingresos excedentes provenientes de los aprovechamientos a que se refiere el numeral 6.62.01, con excepción del numeral 6.62.01.04 del artículo 1o. de esta Ley, por concepto de recuperaciones de capital, se podrán destinar por la Secretaría de Hacienda y Crédito Público a gasto de inversión, así como a programas que permitan cumplir con los objetivos del Plan Nacional de Desarrollo.

Artículo 13. Los ingresos que se recauden por concepto de bienes que pasen a ser propiedad del Fisco Federal se enterarán a la Tesorería de la Federación hasta el momento en que se cobre la contraprestación pactada por la enajenación de dichos bienes.

Tratándose de los gastos de ejecución que reciba el Fisco Federal, éstos se enterarán a la Tesorería de la Federación hasta el momento en el que efectivamente se cobren, sin clasificarlos en el concepto de la contribución o aprovechamiento del cual son accesorios.

Los ingresos que se enteren a la Tesorería de la Federación por concepto de bienes que pasen a ser propiedad del Fisco Federal o gastos de ejecución, serán los netos que resulten de restar al ingreso percibido las erogaciones efectuadas para realizar la enajenación de los bienes o para llevar a cabo el procedimiento administrativo de ejecución que dio lugar al cobro de los gastos de ejecución, así como las erogaciones a que se refiere el párrafo siguiente.

Los ingresos netos por enajenación de acciones, cesión de derechos, negociaciones y desincorporación de entidades paraestatales son los recursos efectivamente recibidos por el Gobierno Federal, una vez descontadas las erogaciones realizadas tales como comisiones que se paguen a agentes financieros, contribuciones, gastos de administración, de mantenimiento y de venta, honorarios de comisionados especiales que no sean servidores públicos encargados de dichos procesos, así como pagos de las reclamaciones procedentes que presenten los adquirentes o terceros, por pasivos ocultos, fiscales o de otra índole, activos inexistentes y asuntos en litigio y demás erogaciones análogas a todas las mencionadas. Con excepción de lo dispuesto en el séptimo párrafo de este artículo para los procesos de desincorporación de entidades paraestatales, los ingresos netos a que se refiere este párrafo se enterarán o concentrarán, según corresponda, en la Tesorería de la Federación y deberán manifestarse tanto en los registros de la propia Tesorería como en la Cuenta Pública Federal.

Lo dispuesto en el párrafo anterior será aplicable a la enajenación de acciones y cesión de derechos cuando impliquen contrataciones de terceros para llevar a cabo tales procesos, las cuales deberán sujetarse a lo dispuesto por la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público.

22 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Además de los conceptos señalados en los párrafos tercero y cuarto del presente artículo, a los ingresos que se obtengan por la enajenación de bienes, incluyendo acciones, por la enajenación y recuperación de activos financieros y por la cesión de derechos, todos ellos propiedad del Gobierno Federal, o de cualquier entidad transferente en términos de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, así como por la desincorporación de entidades, se les podrá descontar un porcentaje, por concepto de gastos indirectos de operación, que no podrá ser mayor del 7 por ciento, a favor del Instituto para Devolver al Pueblo lo Robado, cuando a éste se le haya encomendado la ejecución de dichos procedimientos. Este porcentaje será autorizado por la Junta de Gobierno de la citada entidad, y se destinará a financiar, junto con los recursos fiscales y patrimoniales del organismo, las operaciones de éste. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Los recursos remanentes de los procesos de desincorporación de entidades concluidos podrán destinarse para cubrir los gastos y pasivos derivados de los procesos de desincorporación de entidades deficitarios, directamente o por conducto del Fondo de Desincorporación de Entidades, siempre que se cuente con la opinión favorable de la Comisión Intersecretarial de Gasto Público, Financiamiento y Desincorporación, sin que sea necesario concentrarlos en la Tesorería de la Federación. Estos recursos deberán identificarse por el liquidador, fiduciario o responsable del proceso en una subcuenta específica.

Los pasivos a cargo de organismos descentralizados en proceso de desincorporación que tengan como acreedor al Gobierno Federal, con excepción de aquéllos que tengan el carácter de crédito fiscal, quedarán extinguidos de pleno derecho sin necesidad de autorización alguna, y los créditos quedarán cancelados de las cuentas públicas.

Los recursos remanentes de los procesos de desincorporación de entidades que se encuentren en el Fondo de Desincorporación de Entidades, podrán permanecer afectos a éste para hacer frente a los gastos y pasivos de los procesos de desincorporación de entidades deficitarios, previa opinión de la Comisión Intersecretarial de Gasto Público, Financiamiento y Desincorporación. No se considerará enajenación la transmisión de bienes y derechos al Fondo de Desincorporación de Entidades que, con la opinión favorable de dicha Comisión, efectúen las entidades en proceso de desincorporación, para concluir las actividades residuales del proceso respectivo.

Tratándose de los procesos de desincorporación de entidades constituidas o en las que participen entidades paraestatales no apoyadas u otras entidades con recursos propios, los recursos remanentes que les correspondan de dichos procesos ingresarán a sus respectivas tesorerías para hacer frente a sus gastos.

Los recursos disponibles de los convenios de cesión de derechos y obligaciones suscritos, como parte de la estrategia de conclusión de los procesos de desincorporación de entidades, entre el Instituto para Devolver al Pueblo lo Robado y las entidades cuyos procesos de desincorporación concluyeron, podrán ser utilizados por éste, para sufragar las erogaciones relacionadas al cumplimiento de su objeto, relativo a la atención de encargos bajo su administración, cuando éstos sean deficitarios. Lo anterior, estará sujeto, al cumplimiento de las directrices que se emitan para tal efecto, así como a la autorización de la Junta de Gobierno del Instituto para Devolver al Pueblo lo Robado, previa aprobación de los órganos colegiados competentes.

Los ingresos obtenidos por la venta de bienes asegurados a favor del Gobierno Federal, incluyendo numerario, así como de los que se obtengan de la conversión de divisas, cuya administración y destino hayan sido encomendados al Instituto para Devolver al Pueblo lo Robado, en términos de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, serán destinados a un fondo en los términos del artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector

23 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Público, previa deducción de los conceptos previstos en los artículos 90, 92 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público. Los recursos que se concentren en la Tesorería de la Federación se considerarán aprovechamientos y se destinarán a los fines que determine el Gabinete Social de la Presidencia de la República, en términos de las disposiciones aplicables.

Los ingresos provenientes de numerario, así como de los que se obtengan de la conversión de divisas y de la enajenación de bienes, activos o empresas que realice el Instituto para Devolver al Pueblo lo Robado, que hayan sido declarados abandonados por parte de las instancias competentes, distintos a los señalados en el párrafo décimo sexto del presente artículo y que se concentren en la Tesorería de la Federación, se considerarán aprovechamientos y se destinarán a los fines que determine el Gabinete Social de la Presidencia de la República, en términos de las disposiciones aplicables. Lo anterior sin perjuicio de lo dispuesto en los artículos 89, 92 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

El numerario decomisado y los ingresos provenientes de la enajenación de bienes decomisados y de sus frutos, a que se refiere la fracción I del artículo 1o. de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, una vez satisfecha la reparación a la víctima, y previa deducción de los gastos indirectos de operación que correspondan, se entregarán en partes iguales, al Poder Judicial de la Federación, a la Fiscalía General de la República, a la Comisión Ejecutiva de Atención a Víctimas para el pago de las ayudas, asistencia y reparación integral a víctimas, en términos de la Ley General de Víctimas y demás disposiciones aplicables, y al financiamiento de programas sociales conforme a los objetivos establecidos en el Plan Nacional de Desarrollo, u otras políticas prioritarias, conforme lo determine el Gabinete Social de la Presidencia de la República.

Los ingresos que la Federación obtenga en términos del artículo 71 de la Ley General de Víctimas, serán destinados a la Comisión Ejecutiva de Atención a Víctimas conforme a lo señalado en el párrafo anterior.

Los ingresos provenientes de la enajenación que realice el Instituto para Devolver al Pueblo lo Robado de vehículos declarados abandonados por la Secretaría de Infraestructura, Comunicaciones y Transportes en depósito de guarda y custodia en locales permisionados por dicha dependencia, se destinarán de conformidad con lo establecido en el artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público. De la cantidad restante a los permisionarios federales se les cubrirán los adeudos generados hasta con el 30 por ciento de los remanentes de los ingresos y el resto se enterará a la Tesorería de la Federación. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en el artículo 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Artículo 14. Se aplicará lo establecido en esta Ley a los ingresos que por cualquier concepto reciban las entidades de la Administración Pública Federal paraestatal que estén sujetas a control en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, de su Reglamento y del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2024, entre las que se comprende de manera enunciativa a las siguientes:

I.	Instituto Mexicano del Seguro Social.

II.	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

Las entidades a que se refiere este artículo deberán estar inscritas en el Registro Federal de Contribuyentes y llevar contabilidad en los términos de las disposiciones fiscales, así como presentar las declaraciones informativas que correspondan en los términos de dichas disposiciones.

24 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 15. Durante el ejercicio fiscal de 2024, los contribuyentes a los que se les impongan multas por infracciones derivadas del incumplimiento de obligaciones fiscales federales distintas a las obligaciones de pago, entre otras, las relacionadas con el Registro Federal de Contribuyentes, con la presentación de declaraciones, solicitudes o avisos y con la obligación de llevar contabilidad, así como aquéllos a los que se les impongan multas por no efectuar los pagos provisionales de una contribución, de conformidad con lo dispuesto en el artículo 81, fracción IV del Código Fiscal de la Federación, con excepción de las impuestas por declarar pérdidas fiscales en exceso y las contempladas en el artículo 85, fracción I del citado Código, independientemente del ejercicio por el que corrijan su situación derivado del ejercicio de facultades de comprobación, pagarán el 50 por ciento de la multa que les corresponda si llevan a cabo dicho pago después de que las autoridades fiscales inicien el ejercicio de sus facultades de comprobación y hasta antes de que se levante el acta final de la visita domiciliaria o se notifique el oficio de observaciones a que se refiere la fracción IV del artículo 48 del Código Fiscal de la Federación, siempre y cuando, además de dicha multa, se paguen las contribuciones omitidas y sus accesorios, cuando sea procedente.

Cuando los contribuyentes a los que se les impongan multas por las infracciones señaladas en el párrafo anterior corrijan su situación fiscal y paguen las contribuciones omitidas junto con sus accesorios, en su caso, después de que se levante el acta final de la visita domiciliaria, se notifique el oficio de observaciones a que se refiere la fracción IV del artículo 48 del Código Fiscal de la Federación o se notifique la resolución provisional a que se refiere el artículo 53-B, primer párrafo, fracción I del citado Código, pero antes de que se notifique la resolución que determine el monto de las contribuciones omitidas o la resolución definitiva a que se refiere el citado artículo 53-B, los contribuyentes pagarán el 60 por ciento de la multa que les corresponda siempre que se cumplan los demás requisitos exigidos en el párrafo anterior.

Artículo 16. Durante el ejercicio fiscal de 2024, se estará a lo siguiente:

A.	En materia de estímulos fiscales:

I.

Se otorga un estímulo fiscal a las personas que realicen actividades empresariales, que obtengan en el ejercicio fiscal en el que adquieran el diésel o el biodiésel y sus mezclas, ingresos totales anuales para los efectos del impuesto sobre la renta menores a 60 millones de pesos y que para determinar su utilidad puedan deducir dichos combustibles cuando los importen o adquieran para su consumo final, siempre que se utilicen exclusivamente como combustible en maquinaria en general, excepto vehículos, consistente en permitir el acreditamiento de un monto equivalente al impuesto especial sobre producción y servicios que las personas que enajenen diésel o biodiésel y sus mezclas en territorio nacional hayan causado por la enajenación de dichos combustibles, en términos del artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o numeral 2, según corresponda al tipo de combustible, de la Ley del Impuesto Especial sobre Producción y Servicios, así como el acreditamiento del impuesto a que se refiere el numeral 1, subinciso c) o numeral 2 citados, que hayan pagado en su importación. El estímulo será aplicable únicamente cuando se cumplan con los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria. El estímulo no podrá ser aplicable por las personas morales que se consideran partes relacionadas de acuerdo con el artículo 179 de la Ley del Impuesto sobre la Renta. Para los efectos de este párrafo, no se considerarán dentro de los ingresos totales, los provenientes de la enajenación de activos fijos o activos fijos y terrenos de su propiedad que hubiesen estado afectos a su actividad.

El estímulo a que se refiere el párrafo anterior también será aplicable a los vehículos marinos siempre que se cumplan los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria.

25 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Adicionalmente, para que proceda la aplicación del estímulo al biodiésel y sus mezclas, el beneficiario deberá contar con el pedimento de importación o con el comprobante fiscal correspondiente a la adquisición del biodiésel o sus mezclas, en el que se consigne la cantidad de cada uno de los combustibles que se contenga en el caso de las mezclas y tratándose del comprobante fiscal de adquisición, deberá contar también con el número del pedimento de importación con el que se llevó a cabo la importación del citado combustible y deberá recabar de su proveedor una copia del pedimento de importación citado en el comprobante. En caso de que en el pedimento de importación o en el comprobante fiscal de adquisición no se asienten los datos mencionados o que en este último caso no se cuente con la copia del pedimento de importación, no procederá la aplicación del estímulo al biodiésel y sus mezclas.

II.	Para los efectos de lo dispuesto en la fracción anterior, los contribuyentes estarán a lo siguiente:

1.

El monto que se podrá acreditar será el que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda conforme al artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, según corresponda al tipo de combustible, con los ajustes que, en su caso, correspondan, vigente en el momento en que se haya realizado la importación o adquisición del diésel o el biodiésel y sus mezclas, por el número de litros de diésel o de biodiésel y sus mezclas importados o adquiridos.

En ningún caso procederá la devolución de las cantidades a que se refiere este numeral.

2.

Las personas dedicadas a las actividades agropecuarias o silvícolas que se dediquen exclusivamente a estas actividades conforme al párrafo sexto del artículo 74 de la Ley del Impuesto sobre la Renta, que utilicen el diésel o el biodiésel y sus mezclas en dichas actividades, podrán acreditar un monto equivalente a la cantidad que resulte de multiplicar el valor en aduana del pedimento de importación o el precio consignado en el comprobante fiscal de adquisición del diésel o del biodiésel y sus mezclas en las estaciones de servicio, incluido el impuesto al valor agregado, por el factor de 0.355, en lugar de aplicar lo dispuesto en el numeral anterior. Para la determinación del estímulo en los términos de este párrafo, no se considerará el impuesto correspondiente al artículo 2o.-A de la Ley del Impuesto Especial sobre Producción y Servicios, incluido dentro del precio señalado.

El acreditamiento a que se refiere la fracción anterior podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se importe o adquiera el diésel o biodiésel y sus mezclas, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

III.

Las personas morales que se dediquen exclusivamente a actividades agropecuarias o silvícolas en los términos del párrafo sexto del artículo 74 de la Ley del Impuesto sobre la Renta, que importen o adquieran diésel o biodiésel y sus mezclas para su consumo final en dichas actividades agropecuarias o silvícolas comprendidas en la fracción I del presente apartado podrán solicitar la devolución del monto del impuesto especial sobre producción y servicios que tuvieran derecho a acreditar en los términos de la fracción II que antecede, en lugar de efectuar el acreditamiento a que la misma se refiere, siempre que cumplan con lo dispuesto en esta fracción.

26 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Las personas morales que cumplan con sus obligaciones fiscales en los términos de los artículos 74 y 75 del Capítulo VIII del Título II de la Ley del Impuesto sobre la Renta, que podrán solicitar la devolución a que se refiere esta fracción, serán aquéllas cuyos ingresos en el ejercicio inmediato anterior no hayan excedido el equivalente a veinte veces el valor anual de la Unidad de Medida y Actualización vigente en el año 2023, por cada uno de los socios o asociados, sin exceder de doscientas veces el valor anual de la Unidad de Medida y Actualización vigente en el año 2023. El monto de la devolución no podrá ser superior a 1,495.39 pesos mensuales, por cada uno de los socios o asociados, sin que exceda en su totalidad de 14,947.81 pesos mensuales.

El Servicio de Administración Tributaria emitirá las reglas necesarias para simplificar la obtención de la devolución a que se refiere el párrafo anterior.

La devolución correspondiente deberá ser solicitada trimestralmente en los meses de abril, julio y octubre de 2024 y enero de 2025.

Las personas a que se refiere el primer párrafo de esta fracción deberán llevar un registro de control de consumo de diésel o de biodiésel y sus mezclas, en el que asienten mensualmente la totalidad del diésel o del biodiésel y sus mezclas que utilicen para sus actividades agropecuarias o silvícolas en los términos de la fracción I de este artículo, en el que se deberá distinguir entre el diésel o el biodiésel y sus mezclas que se hubiera destinado para los fines a que se refiere dicha fracción, del diésel o del biodiésel y sus mezclas utilizado para otros fines. Este registro deberá estar a disposición de las autoridades fiscales por el plazo a que se esté obligado a conservar la contabilidad en los términos de las disposiciones fiscales.

La devolución a que se refiere esta fracción se deberá solicitar al Servicio de Administración Tributaria acompañando la documentación prevista en la presente fracción, así como aquélla que dicho órgano desconcentrado determine mediante reglas de carácter general.

El derecho para la devolución del impuesto especial sobre producción y servicios tendrá una vigencia de un año contado a partir de la fecha en que se hubiere efectuado la importación o adquisición del diésel o del biodiésel y sus mezclas cumpliendo con los requisitos señalados en esta fracción, en el entendido de que quien no solicite oportunamente su devolución, perderá el derecho de realizarlo con posterioridad a dicho año.

Los derechos previstos en esta fracción y en la fracción II de este artículo no serán aplicables a los contribuyentes que utilicen el diésel o el biodiésel y sus mezclas en bienes destinados al autotransporte de personas o efectos a través de carreteras o caminos.

IV.

Se otorga un estímulo fiscal a los contribuyentes que importen o adquieran diésel o biodiésel y sus mezclas para su consumo final y que sea para uso automotriz en vehículos que se destinen exclusivamente al transporte público y privado, de personas o de carga, así como el turístico, consistente en permitir el acreditamiento de un monto equivalente al impuesto especial sobre producción y servicios que las personas que enajenen diésel o biodiésel y sus mezclas en territorio nacional hayan causado por la enajenación de estos combustibles en términos del artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o el numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, según corresponda al tipo de combustible, con los ajustes que en su caso correspondan, así como el acreditamiento del impuesto a que se refiere el numeral 1, subinciso c) o el numeral 2 citados, que hayan pagado en su importación.

27 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Para los efectos del párrafo anterior, el monto que se podrá acreditar será el que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda según el tipo de combustible, conforme al artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o el numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, con los ajustes que, en su caso, correspondan, vigente en el momento en que se haya realizado la importación o adquisición del diésel o del biodiésel y sus mezclas, por el número de litros importados o adquiridos.

El acreditamiento a que se refiere esta fracción únicamente podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se importe o adquiera el diésel o biodiésel y sus mezclas, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Para que proceda el acreditamiento a que se refiere esta fracción, el pago por la importación o adquisición de diésel o de biodiésel y sus mezclas a distribuidores o estaciones de servicio, deberá efectuarse con: monedero electrónico autorizado por el Servicio de Administración Tributaria; tarjeta de crédito, débito o de servicios, expedida a favor del contribuyente que pretenda hacer el acreditamiento; con cheque nominativo expedido por el importador o adquirente para abono en cuenta del enajenante, o bien, transferencia electrónica de fondos desde cuentas abiertas a nombre del contribuyente en instituciones que componen el sistema financiero y las entidades que para tal efecto autorice el Banco de México.

En ningún caso este beneficio podrá ser utilizado por los contribuyentes que presten preponderantemente sus servicios a otra persona moral residente en el país o en el extranjero, que se considere parte relacionada, de acuerdo al artículo 179 de la Ley del Impuesto sobre la Renta.

Adicionalmente, para que proceda la aplicación del estímulo al biodiésel y sus mezclas, el beneficiario deberá contar con el pedimento de importación o con el comprobante fiscal correspondiente a la adquisición del biodiésel o sus mezclas, en el que se consigne la cantidad de cada uno de los combustibles que se contenga en el caso de las mezclas y tratándose del comprobante de adquisición, deberá contar también con el número del pedimento de importación con el que se llevó a cabo la importación del citado combustible y deberá recabar de su proveedor una copia del pedimento de importación citado en el comprobante. En caso de que en el pedimento de importación o en el comprobante fiscal de adquisición no se asienten los datos mencionados o que en este último caso no se cuente con la copia del pedimento de importación, no procederá la aplicación del estímulo al biodiésel y sus mezclas.

Los beneficiarios del estímulo previsto en esta fracción deberán llevar los controles y registros que mediante reglas de carácter general establezca el Servicio de Administración Tributaria.

Para los efectos de la presente fracción y la fracción V de este apartado, se entiende por transporte privado de personas o de carga, aquél que realizan los contribuyentes con vehículos de su propiedad o con vehículos que tengan en arrendamiento, incluyendo el arrendamiento financiero, para transportar bienes propios o su personal, o bienes o personal, relacionados con sus actividades económicas, sin que por ello se genere un cobro.

28 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

V.

Se otorga un estímulo fiscal a los contribuyentes que se dediquen exclusivamente al transporte terrestre público y privado, de carga o pasaje, así como el turístico, que utilizan la Red Nacional de Autopistas de Cuota, que obtengan en el ejercicio fiscal en el que hagan uso de la infraestructura carretera de cuota, ingresos totales anuales para los efectos del impuesto sobre la renta menores a 300 millones de pesos, consistente en permitir un acreditamiento de los gastos realizados en el pago de los servicios por el uso de la infraestructura mencionada hasta en un 50 por ciento del gasto total erogado por este concepto. El estímulo será aplicable únicamente cuando se cumplan con los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria. El estímulo no podrá ser aplicable por las personas morales que se consideran partes relacionadas de acuerdo con el artículo 179 de la Ley del Impuesto sobre la Renta. Para los efectos de este párrafo, no se considerarán dentro de los ingresos totales, los provenientes de la enajenación de activos fijos o activos fijos y terrenos de su propiedad que hubiesen estado afectos a su actividad.

El acreditamiento a que se refiere esta fracción únicamente podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se realicen los gastos a que se refiere la presente fracción, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general que determinen los porcentajes máximos de acreditamiento por tramo carretero y demás disposiciones que considere necesarias para la correcta aplicación del beneficio contenido en esta fracción.

VI.

Se otorga un estímulo fiscal a los adquirentes que utilicen los combustibles fósiles a que se refiere el artículo 2o., fracción I, inciso H) de la Ley del Impuesto Especial sobre Producción y Servicios, en sus procesos productivos para la elaboración de otros bienes y que en su proceso productivo no se destinen a la combustión.

El estímulo fiscal señalado en esta fracción será igual al monto que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda, por la cantidad del combustible consumido en un mes, que no se haya sometido a un proceso de combustión.

El monto que resulte conforme a lo señalado en el párrafo anterior únicamente podrá ser acreditado contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se adquieran los combustibles a que se refiere la presente fracción, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general que determinen los porcentajes máximos de utilización del combustible no sujeto a un proceso de combustión por tipos de industria, respecto de los litros o toneladas, según corresponda al tipo de combustible de que se trate, adquiridos en un mes de calendario, así como las demás disposiciones que considere necesarias para la correcta aplicación de este estímulo fiscal.

VII.

Se otorga un estímulo fiscal a los contribuyentes titulares de concesiones y asignaciones mineras cuyos ingresos brutos totales anuales por venta o enajenación de minerales y sustancias a que se refiere la Ley de Minería, sean menores a 50 millones de pesos, consistente en permitir el acreditamiento del derecho especial sobre minería a que se refiere el artículo 268 de la Ley Federal de Derechos que hayan pagado en el ejercicio de que se trate.

29 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

El acreditamiento a que se refiere esta fracción, únicamente podrá efectuarse contra el impuesto sobre la renta que tengan los concesionarios o asignatarios mineros a su cargo, correspondiente al mismo ejercicio en que se haya determinado el estímulo.

El Servicio de Administración Tributaria podrá expedir las disposiciones de carácter general necesarias para la correcta y debida aplicación de esta fracción.

VIII.

Se otorga un estímulo fiscal a las personas físicas y morales residentes en México que enajenen libros, periódicos y revistas, cuyos ingresos totales en el ejercicio inmediato anterior no hubieran excedido de la cantidad de 6 millones de pesos, y que dichos ingresos obtenidos en el ejercicio por la enajenación de libros, periódicos y revistas represente al menos el 90 por ciento de los ingresos totales del contribuyente en el ejercicio de que se trate.

El estímulo a que se refiere el párrafo anterior consiste en una deducción adicional para los efectos del impuesto sobre la renta, por un monto equivalente al 8 por ciento del costo de los libros, periódicos y revistas que adquiera el contribuyente.

Las personas físicas y morales no acumularán el monto del estímulo fiscal a que hace referencia esta fracción, para los efectos de la Ley del Impuesto sobre la Renta.

Los beneficiarios de los estímulos fiscales previstos en las fracciones I, IV, V, VI y VII de este apartado quedarán obligados a proporcionar la información que les requieran las autoridades fiscales dentro del plazo que para tal efecto señalen.

Los beneficios que se otorgan en las fracciones I, II y III del presente apartado no podrán ser acumulables con ningún otro estímulo fiscal establecido en esta Ley.

Los estímulos establecidos en las fracciones IV y V de este apartado podrán ser acumulables entre sí, pero no con los demás estímulos establecidos en la presente Ley.

Los estímulos fiscales que se otorgan en el presente apartado están condicionados a que los beneficiarios de los mismos cumplan con los requisitos que para cada uno de ellos se establece en la presente Ley.

Los beneficiarios de los estímulos fiscales previstos en las fracciones I a VII de este apartado, considerarán como ingresos acumulables para los efectos del impuesto sobre la renta los estímulos fiscales a que se refieren las fracciones mencionadas en el momento en que efectivamente los acrediten.

B.	En materia de exenciones:

Se exime del pago del derecho de trámite aduanero que se cause por la importación de gas natural, en los términos del artículo 49 de la Ley Federal de Derechos.

Se faculta al Servicio de Administración Tributaria para emitir las reglas generales que sean necesarias para la aplicación del contenido previsto en este artículo.

30 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 17. Se derogan las disposiciones que contengan exenciones, totales o parciales, o consideren a personas como no sujetos de contribuciones federales, otorguen tratamientos preferenciales o diferenciales en materia de ingresos y contribuciones federales, distintos de los establecidos en la presente Ley, en el Código Fiscal de la Federación, en la Ley de Ingresos sobre Hidrocarburos, ordenamientos legales referentes a empresas productivas del Estado, organismos descentralizados federales que prestan los servicios de seguridad social, decretos presidenciales, tratados internacionales y las leyes que establecen dichas contribuciones, así como los reglamentos de las mismas.

Lo dispuesto en el párrafo anterior también será aplicable cuando las disposiciones que contengan exenciones, totales o parciales, o consideren a personas como no sujetos de contribuciones federales, otorguen tratamientos preferenciales o diferenciales en materia de ingresos y contribuciones federales, se encuentren contenidas en normas jurídicas que tengan por objeto la creación o las bases de organización o funcionamiento de los entes públicos o empresas de participación estatal, cualquiera que sea su naturaleza.

Se derogan las disposiciones que establezcan que los ingresos que obtengan las dependencias u órganos por concepto de derechos, productos o aprovechamientos, tienen un destino específico, distintas de las contenidas en el Código Fiscal de la Federación, en la presente Ley y en las demás leyes fiscales.

Se derogan las disposiciones contenidas en leyes de carácter no fiscal que establezcan que los ingresos que obtengan las dependencias u órganos, incluyendo a sus órganos administrativos desconcentrados, o entidades, por concepto de derechos, productos o aprovechamientos, e ingresos de cualquier otra naturaleza, serán considerados como ingresos excedentes en el ejercicio fiscal en que se generen.

Artículo 18. Los ingresos acumulados que obtengan en exceso a los previstos en el calendario que publique la Secretaría de Hacienda y Crédito Público de los ingresos contemplados en el artículo 1o. de esta Ley, los poderes Legislativo y Judicial de la Federación, los tribunales administrativos, los órganos autónomos por disposición constitucional, las dependencias del Ejecutivo Federal y sus órganos administrativos desconcentrados, así como las entidades, se deberán aplicar en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento, sin perjuicio de lo dispuesto en el artículo 12 de esta Ley.

Para determinar los ingresos excedentes de la unidad generadora de las dependencias a que se refiere el primer párrafo de este artículo, se considerará la diferencia positiva que resulte de disminuir los ingresos acumulados estimados de la dependencia en la Ley de Ingresos de la Federación, a los enteros acumulados efectuados por dicha dependencia a la Tesorería de la Federación, en el periodo que corresponda.

Se entiende por unidad generadora de los ingresos de la dependencia, cada uno de los establecimientos de la misma en los que se otorga o proporciona, de manera autónoma e integral, el uso, goce, aprovechamiento o explotación de bienes o el servicio por el cual se cobra el aprovechamiento o producto, según sea el caso.

Se faculta a la Secretaría de Hacienda y Crédito Público para que en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento, emita dictámenes y reciba notificaciones, de ingresos excedentes que generen las dependencias, sus órganos administrativos desconcentrados y entidades.

31 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 19. Los ingresos excedentes a que se refiere el artículo anterior, se clasifican de la siguiente manera:

I.

Ingresos inherentes a las funciones de la dependencia o entidad, los cuales se generan en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades relacionadas directamente con las funciones recurrentes de la institución.

II.

Ingresos no inherentes a las funciones de la dependencia o entidad, los cuales se obtienen en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades que no guardan relación directa con las funciones recurrentes de la institución.

III.

Ingresos de carácter excepcional, los cuales se obtienen en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades de carácter excepcional que no guardan relación directa con las atribuciones de la dependencia o entidad, tales como la recuperación de seguros, los donativos en dinero y la enajenación de bienes muebles.

IV.

Ingresos de los poderes Legislativo y Judicial de la Federación, así como de los tribunales administrativos y de los órganos constitucionales autónomos. No se incluyen en esta fracción los aprovechamientos por infracciones a la Ley Federal de Competencia Económica y a la Ley Federal de Telecomunicaciones y Radiodifusión ni aquéllos por concepto de derechos y aprovechamientos por el uso, goce, aprovechamiento o explotación del espectro radioeléctrico y los servicios vinculados a éste, los cuales se sujetan a lo dispuesto en el artículo 12, fracción I, de esta Ley.

La Secretaría de Hacienda y Crédito Público tendrá la facultad de fijar o modificar en una lista la clasificación de los ingresos a que se refieren las fracciones I, II y III de este artículo. Dicha lista se dará a conocer a las dependencias y entidades a más tardar el último día hábil de enero de 2024 y durante dicho ejercicio fiscal, conforme se modifiquen.

Los ingresos a que se refiere la fracción III de este artículo se aplicarán en los términos de lo previsto en la fracción II y penúltimo párrafo del artículo 19 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Artículo 20. Quedan sin efecto las exenciones relativas a los gravámenes a bienes inmuebles previstas en leyes federales a favor de organismos descentralizados sobre contribuciones locales, salvo en lo que se refiere a bienes propiedad de dichos organismos que se consideren del dominio público de la Federación.

Artículo 21. Durante el ejercicio fiscal de 2024 la tasa de retención anual a que se refieren los artículos 54 y 135 de la Ley del Impuesto sobre la Renta será del 0.50 por ciento. La metodología para calcular dicha tasa es la siguiente:

I.	Se determinó la tasa de rendimiento promedio ponderado de los valores públicos por el periodo comprendido de agosto de 2020 a julio de 2023, conforme a lo siguiente:

a)	Se tomaron las tasas promedio mensuales por instrumento, de los valores públicos publicados por el Banco de México.

b)

Se determinó el factor de ponderación mensual por instrumento, dividiendo las subastas mensuales de cada instrumento entre el total de las subastas de todos los instrumentos públicos efectuadas al mes.

32 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

c)

Para calcular la tasa ponderada mensual por instrumento, se multiplicó la tasa promedio mensual de cada instrumento por su respectivo factor de ponderación mensual, determinado conforme al inciso anterior.

d)	Para determinar la tasa ponderada mensual de valores públicos se sumó la tasa ponderada mensual por cada instrumento.

e)

La tasa de rendimiento promedio ponderado de valores públicos correspondiente al periodo de agosto de 2020 a julio de 2023 se determinó con el promedio simple de las tasas ponderadas mensuales determinadas conforme al inciso anterior del mencionado periodo.

II.

Se tomaron las tasas promedio ponderadas mensuales de valores privados por instrumento publicadas por el Banco de México y se determinó el promedio simple de dichos valores correspondiente al periodo de agosto de 2020 a julio de 2023.

III.

Se determinó un factor ponderado de los instrumentos públicos y privados en función al saldo promedio en circulación de los valores públicos y privados correspondientes al periodo de agosto de 2020 a julio de 2023 publicados por el Banco de México.

IV.

Para obtener la tasa ponderada de instrumentos públicos y privados, se multiplicaron las tasas promedio ponderadas de valores públicos y privados, determinados conforme a las fracciones I y II de este artículo, por su respectivo factor de ponderación, determinado conforme a la fracción anterior, y posteriormente se sumaron dichos valores ponderados.

V.

Al valor obtenido conforme a la fracción anterior se disminuyó el valor promedio de la inflación mensual interanual del índice general correspondiente a cada uno de los meses del periodo de agosto de 2020 a julio de 2023 del Índice Nacional de Precios al Consumidor, publicado por el Instituto Nacional de Estadística y Geografía.

VI.

La tasa de retención anual es el resultado de multiplicar el valor obtenido conforme a la fracción V de este artículo por la tasa correspondiente al último tramo de la tarifa del artículo 152 de la Ley del Impuesto sobre la Renta.

Artículo 22. Para efectos de lo previsto en el artículo 39 de la Ley de Ingresos sobre Hidrocarburos, los Asignatarios pagarán el derecho por la utilidad compartida aplicando la tasa de 30 por ciento en sustitución de la tasa prevista en el citado artículo 39.

Artículo 23. Para los efectos del impuesto sobre la renta, se estará a lo siguiente:

I.

Las personas físicas que tengan su casa habitación en las zonas afectadas por los sismos ocurridos en México los días 7 y 19 de septiembre de 2017, que tributen en los términos del Título IV de la Ley del Impuesto sobre la Renta, no considerarán como ingresos acumulables para efectos de dicha Ley, los ingresos por apoyos económicos o monetarios que reciban de personas morales o fideicomisos autorizados para recibir donativos deducibles del impuesto sobre la renta, siempre que dichos apoyos económicos o monetarios se destinen para la reconstrucción o reparación de su casa habitación.

Para los efectos del párrafo anterior, se consideran zonas afectadas los municipios de los Estados afectados por los sismos ocurridos los días 7 y 19 de septiembre de 2017, que se listen en las declaratorias de desastre natural correspondientes, publicadas en el Diario Oficial de la Federación.

33 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

II.

Para los efectos de los artículos 82, fracción IV de la Ley del Impuesto sobre la Renta y 138 de su Reglamento, se considera que las organizaciones civiles y fideicomisos autorizados para recibir donativos deducibles en los términos de dicha Ley, cumplen con el objeto social autorizado para estos efectos, cuando otorguen donativos a organizaciones civiles o fideicomisos que no cuenten con autorización para recibir donativos de conformidad con la Ley del Impuesto sobre la Renta y cuyo objeto exclusivo sea realizar labores de rescate y reconstrucción en casos de desastres naturales, siempre que se cumpla con los siguientes requisitos:

a)	Tratándose de las organizaciones civiles y fideicomisos autorizados para recibir donativos, se deberá cumplir con lo siguiente:

1.

Contar con autorización vigente para recibir donativos al menos durante los 5 años previos al momento en que se realice la donación, y que durante ese periodo la autorización correspondiente no haya sido revocada o no renovada.

2.	Haber obtenido ingresos en el ejercicio inmediato anterior cuando menos de 5 millones de pesos.

3.	Auditar sus estados financieros.

4.

Presentar un informe respecto de los donativos que se otorguen a organizaciones o fideicomisos que no tengan el carácter de donatarias autorizadas que se dediquen a realizar labores de rescate y reconstrucción ocasionados por desastres naturales.

5.	No otorgar donativos a partidos políticos, sindicatos, instituciones religiosas o de gobierno.

6.

Presentar un listado con el nombre, denominación o razón social y Registro Federal de Contribuyentes de las organizaciones civiles o fideicomisos que no cuenten con la autorización para recibir donativos a las cuales se les otorgó el donativo.

b)	Tratándose de las organizaciones civiles y fideicomisos que no cuenten con autorización para recibir donativos, a que se refiere el primer párrafo de esta fracción, deberán cumplir con lo siguiente:

1.	Estar inscritas en el Registro Federal de Contribuyentes.

2.	Comprobar que han efectuado operaciones de atención de desastres, emergencias o contingencias por lo menos durante 3 años anteriores a la fecha de recepción del donativo.

3.	No haber sido donataria autorizada a la que se le haya revocado o no renovado la autorización.

4.	Ubicarse en alguno de los municipios o en las demarcaciones territoriales de la Ciudad de México, de las zonas afectadas por el desastre natural de que se trate.

5.

Presentar un informe ante el Servicio de Administración Tributaria, en el que se detalle el uso y destino de los bienes o recursos recibidos, incluyendo una relación de los folios de los Comprobantes Fiscales Digitales por Internet y la documentación con la que compruebe la realización de las operaciones que amparan dichos comprobantes.

34 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

6.	Devolver los remanentes de los recursos recibidos no utilizados para el fin que fueron otorgados a la donataria autorizada.

7.	Hacer pública la información de los donativos recibidos en su página de Internet o, en caso de no contar con una, en la página de la donataria autorizada.

El Servicio de Administración Tributaria podrá expedir reglas de carácter general necesarias para la debida y correcta aplicación de esta fracción.

Capítulo III

De la Información, la Transparencia, la Evaluación de la Eficiencia Recaudatoria, la Fiscalizacióny el Endeudamiento

Artículo 24. Con el propósito de coadyuvar a conocer los efectos de la política fiscal en el ingreso de los distintos grupos de la población, la Secretaría de Hacienda y Crédito Público deberá realizar un estudio de ingreso-gasto con base en la información estadística disponible que muestre por decil de ingreso de las familias su contribución en los distintos impuestos y derechos que aporte, así como los bienes y servicios públicos que reciben con recursos federales, estatales y municipales.

La realización del estudio referido en el párrafo anterior será responsabilidad de la Secretaría de Hacienda y Crédito Público y deberá ser entregado a las comisiones de Hacienda y Crédito Público de las Cámaras de Diputados y de Senadores, así como a la Comisión de Presupuesto y Cuenta Pública de la Cámara de Diputados, y publicado en la página de Internet de dicha Secretaría, a más tardar el 30 de junio de 2024.

Durante el ejercicio fiscal 2024, para efectos de la presentación del estudio de ingreso-gasto a que se refiere el artículo 31 de la Ley del Servicio de Administración Tributaria, dicho estudio deberá presentarse a más tardar el 30 de junio de dicho año.

Artículo 25. Los estímulos fiscales y las facilidades administrativas que prevea la Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2025 se otorgarán con base en criterios de eficiencia económica, no discriminación, temporalidad definida y progresividad.

Para el otorgamiento de los estímulos fiscales deberá tomarse en cuenta si los objetivos pretendidos pudiesen alcanzarse de mejor manera con la política de gasto. Los costos para las finanzas públicas de las facilidades administrativas y los estímulos fiscales se especificarán en el documento denominado Renuncias Recaudatorias a que se refiere el apartado A del artículo 26 de esta Ley.

Artículo 26. La Secretaría de Hacienda y Crédito Público deberá publicar en su página de Internet y entregar a las comisiones de Hacienda y Crédito Público y de Presupuesto y Cuenta Pública de la Cámara de Diputados, así como al Centro de Estudios de las Finanzas Públicas de dicho órgano legislativo y a la Comisión de Hacienda y Crédito Público de la Cámara de Senadores lo siguiente:

A.

El documento denominado Renuncias Recaudatorias, a más tardar el 30 de junio de 2024, que comprenderá los montos que deja de recaudar el erario federal por conceptos de tasas diferenciadas en los distintos impuestos, exenciones, subsidios y créditos fiscales, condonaciones, facilidades administrativas, estímulos fiscales, deducciones autorizadas, tratamientos y regímenes especiales establecidos en las distintas leyes que en materia tributaria aplican a nivel federal.

El documento a que se refiere el párrafo anterior, tomará como base los datos estadísticos necesarios que el Servicio de Administración Tributaria está obligado a proporcionar, conforme a lo previsto en el artículo 22, fracción III de la Ley del Servicio de Administración Tributaria, y deberá contener los montos referidos estimados para el ejercicio fiscal de 2025 en los siguientes términos:

35 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

I.	El monto estimado de los recursos que dejará de percibir en el ejercicio el erario federal.

II.	La metodología utilizada para realizar la estimación.

III.	La referencia o sustento jurídico que respalde la inclusión de cada concepto o partida.

IV.	Los sectores o actividades beneficiados específicamente de cada concepto, en su caso.

V.	Los beneficios sociales y económicos asociados a cada una de las renuncias recaudatorias.

B.

Un reporte de las personas morales y fideicomisos autorizados para recibir donativos deducibles para los efectos del impuesto sobre la renta, a más tardar el 30 de septiembre de 2024, en el que se deberá señalar, para cada una la siguiente información:

I.	Ingresos por donativos recibidos en efectivo de nacionales.

II.	Ingresos por donativos recibidos en efectivo de extranjeros.

III.	Ingresos por donativos recibidos en especie de nacionales.

IV.	Ingresos por donativos recibidos en especie de extranjeros.

V.	Ingresos obtenidos por arrendamiento de bienes.

VI.	Ingresos obtenidos por dividendos.

VII.	Ingresos obtenidos por regalías.

VIII.	Ingresos obtenidos por intereses devengados a favor y ganancia cambiaria.

IX.	Otros ingresos.

X.	Erogaciones efectuadas por sueldos, salarios y gastos relacionados.

XI.	Erogaciones efectuadas por aportaciones al Sistema de Ahorro para el Retiro, al Instituto del Fondo Nacional de la Vivienda para los Trabajadores, y jubilaciones por vejez.

XII.	Erogaciones efectuadas por cuotas al Instituto Mexicano del Seguro Social.

XIII.	Gastos administrativos.

XIV.	Gastos operativos.

XV.	Monto total de percepciones netas de cada integrante del Órgano de Gobierno Interno o de directivos análogos.

36 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

El reporte deberá incluir las entidades federativas en las que se ubiquen las mismas, clasificándolas por tipo de donataria de conformidad con los conceptos contenidos en los artículos 79, 82 y 83 de la Ley del Impuesto sobre la Renta y en su Reglamento.

C.

Para la generación del reporte a que se refiere el Apartado B de este artículo, la información se obtendrá de aquélla que las donatarias autorizadas estén obligadas a presentar en la declaración de las personas morales con fines no lucrativos correspondiente al ejercicio fiscal de 2023, a la que se refiere el tercer párrafo del artículo 86 de la Ley del Impuesto sobre la Renta.

La información sobre los gastos administrativos y operativos, así como de las percepciones netas de cada integrante del Órgano de Gobierno Interno o de directivos análogos a que se refiere el Apartado B de este artículo, se obtendrá de los datos reportados a más tardar el 31 de julio de 2024, en la página de Internet del Servicio de Administración Tributaria en la Sección de Transparencia de Donatarias Autorizadas correspondiente al ejercicio fiscal de 2023, a que se refiere el artículo 82, fracción VI de la Ley del Impuesto sobre la Renta. Se entenderá por gastos administrativos y operativos lo siguiente:

I.

Gastos administrativos: los relacionados con las remuneraciones al personal, arrendamiento de bienes muebles e inmuebles, teléfono, electricidad, papelería, mantenimiento y conservación, los impuestos y derechos federales o locales, así como las demás contribuciones y aportaciones que en términos de las disposiciones legales respectivas deba cubrir la donataria siempre que se efectúen en relación directa con las oficinas o actividades administrativas, entre otros. No quedan comprendidos aquéllos que la donataria deba destinar directamente para cumplir con los fines propios de su objeto social.

II.	Gastos operativos: aquéllos que la donataria deba destinar directamente para cumplir con los fines propios de su objeto social.

La información a que se refieren los Apartados B y C de este artículo, no se considerará comprendida dentro de las prohibiciones y restricciones que establecen los artículos 69 del Código Fiscal de la Federación y 2o., fracción VII de la Ley Federal de los Derechos del Contribuyente.

Artículo 27. En el ejercicio fiscal de 2024, toda iniciativa en materia fiscal, incluyendo aquéllas que se presenten para cubrir el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2025, deberá incluir en su exposición de motivos el impacto recaudatorio de cada una de las medidas propuestas. Asimismo, en cada una de las explicaciones establecidas en dicha exposición de motivos se deberá incluir claramente el artículo del ordenamiento de que se trate en el cual se llevarían a cabo las reformas.

Toda iniciativa en materia fiscal que envíe el Ejecutivo Federal al Congreso de la Unión observará lo siguiente:

I.	Que se otorgue certidumbre jurídica a los contribuyentes.

II.	Que el pago de las contribuciones sea sencillo y asequible.

III.	Que el monto a recaudar sea mayor que el costo de su recaudación y fiscalización.

IV.	Que las contribuciones sean estables para las finanzas públicas.

Los aspectos anteriores deberán incluirse en la exposición de motivos de la iniciativa de que se trate, mismos que deberán ser tomados en cuenta en la elaboración de los dictámenes que emitan las comisiones respectivas del Congreso de la Unión. La Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2025 incluirá las estimaciones de las contribuciones contempladas en las leyes fiscales.

37 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

La Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2025 deberá especificar la memoria de cálculo de cada uno de los rubros de ingresos previstos en la misma, así como las proyecciones de estos ingresos para los próximos 5 años. Se deberá entender por memoria de cálculo los procedimientos descritos en forma detallada de cómo se realizaron los cálculos, con el fin de que puedan ser revisados por la Cámara de Diputados.

Transitorios

Primero. La presente Ley entrará en vigor el 1 de enero de 2024.

Segundo. Se aprueban las modificaciones a la Tarifa de los Impuestos Generales de Importación y de Exportación efectuadas por el Ejecutivo Federal a las que se refiere el informe que, en cumplimiento de lo dispuesto en el segundo párrafo del artículo 131 de la Constitución Política de los Estados Unidos Mexicanos, ha rendido el propio Ejecutivo Federal al Congreso de la Unión en el año 2023.

Tercero. Para los efectos de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2024, cuando de conformidad con la Ley Orgánica de la Administración Pública Federal se modifique la denominación de alguna dependencia o entidad o las existentes desaparezcan, se entenderá que los ingresos estimados para éstas en la presente Ley corresponderán a las dependencias o entidades cuyas denominaciones hayan cambiado o que absorban las facultades de aquéllas que desaparezcan, según corresponda.

Cuarto. Durante el ejercicio fiscal de 2024 el Fondo de Compensación del Régimen de Pequeños Contribuyentes y del Régimen de Intermedios creado mediante el Quinto transitorio de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2014, publicada en el Diario Oficial de la Federación el 20 de noviembre de 2013 continuará destinándose en los términos del citado precepto.

Quinto. Durante el ejercicio fiscal de 2024 las referencias que en materia de administración, determinación, liquidación, cobro, recaudación y fiscalización de las contribuciones se hacen a la Comisión Nacional del Agua en la Ley Federal de Derechos, así como en los artículos 51 de la Ley de Coordinación Fiscal y Décimo Tercero de las Disposiciones Transitorias del “Decreto por el que se reforman y adicionan diversas disposiciones de la Ley de Coordinación Fiscal y de la Ley General de Contabilidad Gubernamental”, publicado en el Diario Oficial de la Federación el 9 de diciembre de 2013 y las disposiciones que emanen de dichos ordenamientos se entenderán hechas también al Servicio de Administración Tributaria.

Sexto. Para efectos de lo previsto en el artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Secretaría de Hacienda y Crédito Público deberá reportar en los Informes Trimestrales la información sobre los ingresos excedentes que, en su caso, se hayan generado con respecto al calendario de ingresos derivado de la Ley de Ingresos de la Federación a que se refiere el artículo 23 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria. En este reporte se presentará la comparación de los ingresos propios de las entidades paraestatales bajo control presupuestario directo, de las empresas productivas del Estado, así como del Gobierno Federal. En el caso de éstos últimos se presentará lo correspondiente a los ingresos provenientes de las transferencias del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo.

Séptimo. Las entidades federativas y municipios que cuenten con disponibilidades de recursos federales destinados a un fin específico previsto en ley, en reglas de operación, convenios o instrumentos jurídicos, correspondientes a ejercicios fiscales anteriores al 2024, que no hayan sido devengados y pagados en términos de las disposiciones jurídicas aplicables, deberán concentrarlos a la Tesorería de la Federación, incluyendo los rendimientos financieros que hubieran generado. Los recursos correspondientes a los aprovechamientos que se obtengan, podrán destinarse por la Secretaría de Hacienda y Crédito Público, conforme a los términos establecidos en los convenios que, para tal efecto, suscriba con las entidades federativas que justifiquen un desequilibrio financiero que les imposibilite cumplir con obligaciones de pago de corto plazo del gasto de operación o, en su caso, y sujeto a la disponibilidad presupuestaria, podrán destinarse para mejorar la infraestructura en las mismas. De igual manera dichos recursos se podrán destinar para atender desastres naturales.

38 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Para efectos de lo anterior, los aprovechamientos provenientes de la concentración de recursos que realicen las entidades federativas y municipios en términos del presente transitorio, no se considerarán extemporáneos, por lo que no causan daño a la hacienda pública ni se cubrirán cargas financieras, siempre y cuando dichas disponibilidades hayan estado depositadas en cuentas bancarias de la entidad federativa y/o municipio.

Octavo. En el ejercicio fiscal de 2024, la Secretaría de Hacienda y Crédito Público a través del Servicio de Administración Tributaria deberá publicar estudios sobre la evasión fiscal en México. En la elaboración de dichos estudios deberán participar instituciones académicas de prestigio en el país, instituciones académicas extranjeras, centros de investigación, organismos o instituciones nacionales o internacionales que se dediquen a la investigación o que sean especialistas en la materia. Sus resultados deberán darse a conocer a las comisiones de Hacienda y Crédito Público de ambas Cámaras del Congreso de la Unión, a más tardar 35 días después de terminado el ejercicio fiscal de 2024.

Noveno. El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, durante el ejercicio fiscal de 2024 y en ejercicio de las facultades que le confiere el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, requerirá a la Secretaría de Hacienda y Crédito Público los pagos correspondientes al incumplimiento de obligaciones que tengan las dependencias o entidades de los municipios o de las entidades federativas, con cargo a las participaciones y transferencias federales de las entidades federativas y los municipios que correspondan, de conformidad con lo establecido en el último párrafo del artículo 9o. de la Ley de Coordinación Fiscal.

La Secretaría de Hacienda y Crédito Público determinará el monto de los pagos a que se refiere el párrafo anterior con cargo a las participaciones y transferencias federales, garantizando que las entidades federativas y municipios cuenten con solvencia suficiente.

El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, conforme a los modelos autorizados por su órgano de gobierno, podrá suscribir con las entidades federativas y, en su caso, los municipios, dependencias y entidades de los gobiernos locales que correspondan, los convenios para la regularización de los adeudos que tengan con dicho Instituto por concepto de cuotas, aportaciones y descuentos. El plazo máximo para cubrir los pagos derivados de dicha regularización será de 20 años. Asimismo, en adición a lo previsto en el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, en el marco de la celebración de los referidos convenios, dicho Instituto deberá otorgar descuentos en los accesorios generados a las contribuciones adeudadas excepto tratándose de los accesorios generados por las cuotas y aportaciones que deban ser depositadas en las cuentas individuales de los trabajadores. Para tal efecto, deberán adecuar los convenios de incorporación voluntaria al régimen obligatorio de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, para incluir en el mismo lo dispuesto en el párrafo cuarto del artículo 204 de dicha Ley.

Para los efectos del párrafo anterior, el Instituto podrá aceptar como fuente de pago bienes inmuebles que se considerarán como dación en pago para la extinción total o parcial de adeudos distintos de las cuotas y aportaciones que deban depositarse a las cuentas individuales de los trabajadores. El Instituto determinará si los bienes a los que se refiere este párrafo, resultan funcionales para el cumplimiento de su objeto, asegurándose que se encuentren libres de cualquier gravamen o proceso judicial y que el monto del adeudo no sea mayor al valor del avalúo efectuado por el Instituto de Administración y Avalúos de Bienes Nacionales. En estos casos, la entidad federativa, municipio, dependencia o entidad del gobierno local, según corresponda, deberá cubrir los gravámenes y demás costos de la operación respectiva, los cuales no computarán para el cálculo del importe del pago.

39 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Décimo. Con el fin de promover el saneamiento de los créditos adeudados por concepto de cuotas obrero patronales, capitales constitutivos y sus accesorios, con excepción de las cuotas del seguro de retiro, cesantía en edad avanzada y vejez, por parte de entidades federativas, municipios y organismos descentralizados que estén excluidas o no comprendidas en leyes o decretos como sujetos de aseguramiento, se autoriza al Instituto Mexicano del Seguro Social durante el ejercicio fiscal de 2024 a suscribir convenios de pago en parcialidades a un plazo máximo de hasta 6 años.

Para tal efecto, las participaciones que les corresponda recibir a las entidades federativas y los municipios, podrán compensarse de conformidad con lo establecido en el último párrafo del artículo 9o. de la Ley de Coordinación Fiscal.

Para los efectos del párrafo anterior, el Instituto podrá aceptar como fuente de pago bienes inmuebles que se considerarán como dación en pago para la extinción total o parcial de adeudos. El Instituto determinará si los bienes a los que se refiere este párrafo, resultan funcionales para el cumplimiento de su objeto, asegurándose que se encuentren libres de cualquier gravamen o proceso judicial y que el monto del adeudo no sea mayor al valor del avalúo efectuado por el Instituto de Administración y Avalúos de Bienes Nacionales. En estos casos, la entidad federativa, municipio, dependencia o entidad del gobierno local, según corresponda, deberá cubrir los gravámenes y demás costos de la operación respectiva, los cuales no computarán para el cálculo del importe del pago.

Décimo Primero. Las unidades responsables de los fideicomisos, mandatos y análogos públicos, en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables, serán responsables en todo momento de continuar con su obligación de verificar que los recursos fideicomitidos o aportados se apliquen a los fines u objeto de dichos instrumentos y que se cumplan con los mismos, incluyendo durante su proceso de extinción o terminación.

Décimo Segundo. Las unidades responsables de los fideicomisos, mandatos o análogos públicos, deberán realizar los actos correspondientes para que las instituciones fiduciarias o mandatarias de los mismos, concentren de forma trimestral en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos, los intereses generados por los recursos públicos federales que forman parte del patrimonio fideicomitido o destinado para el cumplimiento de su objeto, y se destinarán por la Secretaría de Hacienda y Crédito Público en términos de lo establecido en el artículo 12, último párrafo de esta Ley.

Se exceptúa de la concentración a que hace referencia el párrafo anterior, aquéllos intereses generados que impliquen el pago de gastos de operación de dichos vehículos financieros, o que por disposición expresa de ley, decreto, disposición de carácter general, o determinación de la Secretaría de Hacienda y Crédito Público, deban permanecer afectos a su patrimonio o destinados al objeto correspondiente.

Décimo Tercero. Los recursos que obtenga Lotería Nacional que deban concentrarse en la Tesorería de la Federación en términos de las disposiciones aplicables, se considerarán ingresos excedentes por concepto de productos y se podrán destinar por la Secretaría de Hacienda y Crédito Público a programas para la asistencia pública y social, así como para los programas presupuestarios que determine el Ejecutivo Federal.

Décimo Cuarto. Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) instruirá a la institución fiduciaria del Fondo de Salud para el Bienestar para que, durante el primer semestre de 2024, concentre en la Tesorería de la Federación el remanente del patrimonio del Fideicomiso a que se refiere el artículo 77 bis 17 de la Ley General de Salud, salvo que la Secretaría de Hacienda y Crédito Público autorice que el remanente referido permanezca para el cumplimiento de los fines de dicho fondo.

40 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Para los efectos de lo dispuesto en el párrafo anterior, se deberá observar lo previsto en el segundo párrafo del artículo 77 bis 29 de la Ley General de Salud.

Los recursos correspondientes a los aprovechamientos que se obtengan derivados del remanente que se concentren a la Tesorería de la Federación, se podrán destinar prioritariamente por la Secretaría de Hacienda y Crédito Público para la adquisición de vacunas y los gastos de operación asociados, para el fortalecimiento de los programas y acciones en materia de salud, así como a programas y proyectos que contribuyan al bienestar de la población.

Décimo Quinto. Durante el ejercicio fiscal de 2024, para efectos del artículo 21 Bis, fracción VIII, inciso b) de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, referente al reintegro de recursos que las entidades federativas deben realizar al Fondo de Estabilización de los Ingresos de las Entidades Federativas, la Secretaría de Hacienda y Crédito Público compensará dicho reintegro en parcialidades contra las participaciones federales de la entidad federativa de que se trate, sin ninguna carga financiera adicional, dentro del término de seis meses contados a partir del día siguiente a aquél en el que se comunique a la entidad federativa el monto que deberá reintegrar.

Décimo Sexto. Las entidades federativas y municipios, que al día 29 de septiembre de 2021, hayan mantenido recursos públicos federales correspondientes al ejercicio fiscal 2021 que deban ser reintegrados a la Federación, en depósito en una cuenta correspondiente a una institución de banca múltiple cuya autorización para organizarse y operar como tal haya sido revocada a dicha fecha, deberán concentrarlos a la Tesorería de la Federación, a más tardar el 31 de diciembre de 2024, incluyendo los rendimientos financieros que hubieran generado.

Para efectos de lo anterior, los aprovechamientos provenientes de la concentración de los recursos que realicen las entidades federativas y municipios en términos del presente transitorio, no se considerarán extemporáneos, por lo que no causan daño a la hacienda pública ni se cubrirán cargas financieras.

Los aprovechamientos a que se refiere el presente transitorio se destinarán conforme a lo establecido en el transitorio Séptimo de esta Ley.

Décimo Séptimo. Las entidades federativas podrán incrementar su techo de gasto en servicios personales para efectos de lo establecido en los artículos 10, fracción I, y 13, fracción V de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, con base en los registros de ingresos que realicen, respecto de los recursos destinados a cubrir las medidas salariales y económicas correspondientes al Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo, a que se refieren los artículos 26-A, fracción VIII, y 49, segundo párrafo, parte final de la Ley de Coordinación Fiscal.

Décimo Octavo. Para efectos de la fracción III del artículo 45 de la Ley de Coordinación Fiscal, las aportaciones federales con cargo al Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal, también podrán destinarse para la adquisición de equipos de radiocomunicación, vehículos y equipos terrestres para todas las instituciones de seguridad pública de las entidades federativas y municipios.

Las entidades federativas podrán destinar los recursos netos que se obtengan de los mecanismos a que se refiere el artículo 52, primer párrafo de la Ley de Coordinación Fiscal para la adquisición de los

41 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

equipos y vehículos señalados en el párrafo anterior que requieran todas las instituciones de seguridad pública de las entidades federativas y municipios, para la ejecución de programas de seguridad pública y nacional, en términos de los convenios respectivos.

El Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública, en coordinación con las instancias competentes de las entidades federativas, realizará las acciones necesarias para dar cumplimiento a este artículo transitorio.

Décimo Noveno. Los recursos del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal, cuyo destino sea la adquisición de armamento y municiones, se considerarán devengados en el ejercicio en que se realice el requerimiento correspondiente a la Secretaría de la Defensa Nacional, siempre que realicen el pago respectivo antes del 31 de marzo del año siguiente, sin perjuicio del momento de la entrega material de dichos bienes.

Vigésimo. Los gastos de operación del Fondo de Aportaciones para los Servicios de Salud que, conforme a la comunicación que emita la Federación, reciban las entidades federativas para ser destinados o estar asociados a servicios personales, se deberán clasificar en el capítulo de gasto correspondiente a los servicios personales.

Para efectos de lo establecido en los artículos 10, fracción I, último párrafo, y 13, fracción V de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, se podrá incrementar el techo de gasto en servicios personales de la entidad federativa respectiva siempre y cuando derive de la clasificación de los recursos federales etiquetados a que se refiere el párrafo anterior.

La disposición prevista en este transitorio también será aplicable para los recursos del Fondo de Aportaciones para los Servicios de Salud que se entreguen al Fondo de Salud para el Bienestar, en los casos en que las entidades federativas concurran con Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) para la prestación gratuita de servicios de salud, medicamentos y demás insumos asociados para las personas sin seguridad social, en términos de lo señalado en el Título Tercero Bis de la Ley General de Salud.

Vigésimo Primero. Las entidades federativas a que se refiere el “Decreto por el que se fomenta la regularización de vehículos usados de procedencia extranjera”, publicado en el Diario Oficial de la Federación el 29 de diciembre de 2022, y sus posteriores modificaciones, entregarán a sus municipios, en términos de las disposiciones específicas emitidas por la Secretaría de Hacienda y Crédito Público, los subsidios federales derivados de los ingresos que se obtengan por los aprovechamientos que se hayan generado en el ejercicio fiscal de 2023, en términos de lo dispuesto por el artículo 9 del citado Decreto. Dichos recursos se podrán comprometer, devengar y pagar por parte de los municipios durante el ejercicio fiscal de 2024.

Los recursos que reciban los municipios conforme al párrafo anterior, que no hayan sido comprometidos, devengados y pagados durante el ejercicio fiscal de 2024, deberán ser concentrados en la Tesorería de la Federación incluyendo los rendimientos financieros que hubieran generado, conforme a lo establecido en la Ley de Ingresos de la Federación del ejercicio fiscal que corresponda, dentro de los 15 días naturales siguientes al término del citado ejercicio fiscal.

Durante el primer bimestre del ejercicio fiscal de 2024, la Secretaría de Hacienda y Crédito Público podrá convenir, así como entregar a las entidades federativas respectivas, mediante el mecanismo de Adeudos de Ejercicios Fiscales Anteriores, los subsidios federales que correspondan a los municipios y que deriven de los aprovechamientos que se hayan generado en el ejercicio fiscal de 2023, en términos del Decreto mencionado. En este supuesto, el ejercicio y aplicación de los recursos se sujetará a lo establecido en el primer párrafo del presente transitorio.

42 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Para efectos de lo establecido en el párrafo anterior, las secretarías de Economía y de Seguridad y Protección Ciudadana, el Servicio de Administración Tributaria y la Agencia Nacional de Aduanas de México, en el ámbito de sus respectivas competencias, deberán coordinarse para que, a más tardar el 20 de enero de 2024, se remita a la Secretaría de Hacienda y Crédito Público la información relativa a los ingresos excedentes que se obtengan por los aprovechamientos generados en el ejercicio fiscal de 2023, a fin de que la Secretaría de Hacienda y Crédito Público, durante el primer bimestre de 2024, realice los registros de dichos ingresos excedentes, de los recursos presupuestarios y demás registros contables correspondientes al ejercicio fiscal de 2023.

Los ingresos que en su caso se generen, derivados de la emisión de un Decreto que permita continuar con la regularización de vehículos usados de procedencia extranjera durante el ejercicio fiscal de 2024, se concentrarán en la Tesorería de la Federación por concepto de aprovechamientos, y serán destinados por la Secretaría de Hacienda y Crédito Público, en los términos que se establezcan en dicho Decreto.

Los recursos a que se refiere el párrafo anterior no se incluirán en la recaudación federal participable prevista en el artículo 2o. de la Ley de Coordinación Fiscal y tendrán el carácter de ingresos excedentes.

Vigésimo Segundo. El Instituto para Devolver al Pueblo lo Robado, en su carácter de liquidador de la Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, concentrará en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos, los recursos remanentes que resulten a la conclusión del proceso de liquidación de la entidad antes referida, en términos de las disposiciones aplicables.

[Los recursos a que hace referencia el párrafo anterior serán destinados por la Secretaría de Hacienda y Crédito Público a programas que permitan cumplir con los objetivos del Plan Nacional de Desarrollo.]

Artículo que queda sin efecto “exclusivamente por lo que se refiere al destino de los recursos que obtenga el Instituto para Devolver al Pueblo lo Robado en cumplimiento de su objeto” DOF 30-04-2024

Vigésimo Tercero. Para efectos de lo establecido en el segundo párrafo del artículo 77 bis 15 de la Ley General de Salud, en los casos en que las entidades federativas concurran con Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) para garantizar la prestación de los servicios de salud a que se refiere el Título Tercero Bis de esa Ley, éstas deberán solicitar a la Secretaría de Hacienda y Crédito Público, en términos de los convenios de coordinación que al efecto se celebren, la autorización de un adelanto de participaciones en ingresos federales a su favor, correspondientes al ejercicio fiscal, por el monto que se establezca en dichos convenios.

Los recursos a que se refiere el párrafo anterior serán aportados por parte de la Secretaría de Hacienda y Crédito Público, por cuenta y orden de la entidad federativa que corresponda, al Fondo de Salud para el Bienestar, en términos de lo que se establezca en los convenios de coordinación que para tal efecto se celebren.

Vigésimo Cuarto. El remanente de las utilidades netas que, en su caso, se obtengan de los ingresos propios de las entidades paraestatales sectorizadas en las secretarías de la Defensa Nacional y de Marina, se concentrará en la Tesorería de la Federación bajo la naturaleza de productos.

Los recursos a que hace referencia el párrafo anterior, [serán destinados por la Secretaría de Hacienda y Crédito Público en un 75 por ciento al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas y en un 25 por ciento al Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, para el fortalecimiento de los programas y acciones en materia de salud, vivienda, educación y seguridad social].

43 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

Artículo que queda sin efecto “exclusivamente por lo que se refiere al destino de los ingresos propios de las entidades paraestatales sectorizadas en las secretarías de la Defensa Nacional y de Marina, mismos que serán destinados por la Secretaría de Hacienda y Crédito Público en un 75 por ciento al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas y en un 25 por ciento a través de la unidad competente en materia de seguros, pensiones y seguridad social al Fondo de Pensiones para el Bienestar” DOF 30-04-2024

Vigésimo Quinto. Para efectos de lo establecido en el artículo 10, décimo párrafo de esta Ley, las secretarías de la Defensa Nacional y de Marina deberán realizar las acciones respectivas para que se constituyan los fideicomisos públicos federales, dentro de los 60 días hábiles siguientes a la publicación del presente Decreto en el Diario Oficial de la Federación.

Vigésimo Sexto. Las operaciones de transferencia de bienes, derechos y obligaciones que realicen las empresas productivas del Estado de conformidad con los términos para la reasignación de activos y contratos publicados en el Diario Oficial de la Federación el 25 de noviembre de 2019, para reorganizar a sus empresas productivas subsidiarias y empresas filiales, no constituyen una enajenación para efectos fiscales, por tratarse de una redistribución interna de carácter administrativo que forma parte integral del proceso de creación y organización de dichas empresas y que debe mantener los mismos efectos legales otorgados a la asignación original de dichos activos.

Ciudad de México, a 25 de octubre de 2023.- Dip. Marcela Guerra Castillo, Presidenta.- Sen. Ana Lilia Rivera Rivera, Presidenta.- Dip. Pedro Vázquez González, Secretario.- Sen. Verónica Noemí Camino Farjat, Secretaria.- Rúbricas.”

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 8 de noviembre de 2023.- Andrés Manuel López Obrador.- Rúbrica.- La Secretaria de Gobernación, Luisa María Alcalde Luján.- Rúbrica.

44 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Última Reforma DOF 30-04-2024
Secretaría General Secretaría de Servicios Parlamentarios

ARTÍCULOS TRANSITORIOS DE DECRETOS DE REFORMA

DECRETO por el que se reforman, adicionan y derogan diversas disposiciones de la Ley del Seguro Social, de la Ley del Instituto del Fondo Nacional de la Vivienda para los Trabajadores, de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, de la Ley de los Sistemas de Ahorro para el Retiro, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, y del Decreto por el que se extingue el organismo público descentralizado denominado Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, y se abroga su Ley Orgánica, publicado en el Diario Oficial de la Federación el 29 de mayo de 2023, para la creación del Fondo de Pensiones para el Bienestar.

Publicado en el Diario Oficial de la Federación el 30 de abril de 2024

TRANSITORIOS

PRIMERO. El presente Decreto entrará en vigor al día siguiente de su publicación en el Diario Oficial de la Federación, excepto por la reforma al artículo 39 de la Ley del Instituto del Fondo Nacional de la Vivienda para los Trabajadores, la cual entrará en vigor el primer día hábil del ejercicio fiscal posterior a la publicación del presente Decreto.

.........

QUINTO. A partir de la fecha de entrada en vigor este Decreto, queda sin efecto lo previsto en el transitorio Vigésimo Segundo de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2024, exclusivamente por lo que se refiere al destino de los recursos que obtenga el Instituto para Devolver al Pueblo lo Robado en cumplimiento de su objeto, así como las demás disposiciones que contravengan o se opongan a lo previsto en el presente Decreto.

………

SÉPTIMO. A partir de la fecha de entrada en vigor de este Decreto, queda sin efecto lo previsto en el transitorio Vigésimo Cuarto de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2024, exclusivamente por lo que se refiere al destino de los ingresos propios de las entidades paraestatales sectorizadas en las secretarías de la Defensa Nacional y de Marina, mismos que serán destinados por la Secretaría de Hacienda y Crédito Público en un 75 por ciento al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas y en un 25 por ciento a través de la unidad competente en materia de seguros, pensiones y seguridad social al Fondo de Pensiones para el Bienestar.

………

Ciudad de México, a 25 de abril de 2024.- Dip. Karla Yuritzi Almazán Burgos, Vicepresidenta en funciones de Presidenta.- Sen. Ana Lilia Rivera Rivera, Presidenta.- Dip. Fuensanta Guadalupe Guerrero Esquivel, Secretaria.- Sen. Verónica Noemí Camino Farjat, Secretaria.- Rúbricas.”

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 30 de abril de 2024.- Andrés Manuel López Obrador.- Rúbrica.- La Secretaria de Gobernación, Luisa María Alcalde Luján.- Rúbrica.

45 de 45

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

TEXTO VIGENTE

Nuevo Presupuesto publicado en el Diario Oficial de la Federación el 25 de noviembre de 2023

Al margen un sello con el Escudo Nacional, que dice: Estados Unidos Mexicanos.- Presidencia de la República.

ANDRÉS MANUEL LÓPEZ OBRADOR, Presidente de los Estados Unidos Mexicanos, a sus habitantes sabed:

Que la Cámara de Diputados del Honorable Congreso de la Unión, se ha servido dirigirme el siguiente

DECRETO

“LA CÁMARA DE DIPUTADOS DEL HONORABLE CONGRESO DE LA UNIÓN, EN EJERCICIO DE LA FACULTAD QUE LE OTORGA LA FRACCIÓN IV DEL ARTÍCULO 74 DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, D E C R E T A:

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

TÍTULO PRIMERO

DE LAS ASIGNACIONES DEL PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN

CAPÍTULO I

Disposiciones generales

Artículo 1. El ejercicio, el control y la evaluación del gasto público federal para el ejercicio fiscal de 2024, así como la contabilidad y la presentación de la información financiera correspondiente, se realizarán conforme a lo establecido en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Ley Federal de Austeridad Republicana, la Ley Federal de Remuneraciones de los Servidores Públicos, la Ley General de Contabilidad Gubernamental y en las disposiciones que, en el marco de dichas leyes, estén establecidas en otros ordenamientos y en este Presupuesto de Egresos.

La interpretación del presente Presupuesto de Egresos, para efectos administrativos y exclusivamente en el ámbito de competencia del Ejecutivo Federal, corresponde a la Secretaría y a la Función Pública, en el ámbito de sus atribuciones, conforme a las disposiciones y definiciones que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Para el ejercicio de los recursos aprobados en el presente Presupuesto de Egresos, las Dependencias y Entidades se sujetarán a las políticas y disposiciones rectoras en materia de control presupuestario que determine la Secretaría, de conformidad con las atribuciones conferidas en los artículos 6, primer párrafo, y 45, quinto párrafo, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

La información que, en términos del presente Decreto, deba remitirse a la Cámara de Diputados será enviada a la Mesa Directiva de la misma, la cual turnará dicha información a las comisiones competentes, preferentemente en formato electrónico de texto modificable o de base de datos según corresponda, con el nivel de desagregación que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables, y será publicada en las páginas de Internet que correspondan.

1 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

En caso de que la fecha límite para presentar la información sea un día inhábil, la misma se recorrerá al día hábil siguiente.

En el ámbito de sus atribuciones, la Secretaría presentará la información presupuestaria comparable respecto del ejercicio fiscal anterior y de los diversos documentos presupuestarios.

La Secretaría reportará en los Informes Trimestrales la evolución de las erogaciones correspondientes a los Anexos Transversales a que se refiere el artículo 41, fracción II, incisos j), o), p), q), r), s), t), u) y v), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, y las correspondientes al Anexo Transversal Anticorrupción; así como las principales causas de variación del gasto neto total al trimestre que corresponda, respecto del presupuesto aprobado, por Ramo y Entidad.

CAPÍTULO II

De las erogaciones

Artículo 2. El gasto neto total previsto en el presente Presupuesto de Egresos importa la cantidad de $9,066,045,800,000, y corresponde al total de los ingresos aprobados en la Ley de Ingresos.

En términos del artículo 17 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, para el presente ejercicio fiscal se prevé un déficit presupuestario de $1,693,000,000,000.

Artículo 3. El gasto neto total se distribuye conforme a lo establecido en los Anexos de este Decreto y Tomos de este Presupuesto de Egresos, de acuerdo con lo siguiente:

I. Las erogaciones de los ramos autónomos, administrativos y generales, así como los capítulos específicos que incorporan los flujos de efectivo de las Entidades, se distribuyen conforme a lo previsto en el Anexo 1 del presente Decreto y los Tomos II a IX, de este Presupuesto de Egresos. En el Tomo I se incluye la información establecida en el artículo 41, fracción II, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

II. El gasto corriente estructural se incluye en el Anexo 2 de este Decreto;

III. El capítulo específico que incorpora las erogaciones correspondientes a los gastos obligatorios, se incluye en el Anexo 3 de este Decreto;

IV. El capítulo específico que incorpora los proyectos de inversión en infraestructura que cuentan con aprobación para realizar erogaciones plurianuales en términos del artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos, se incluye en el Anexo 4 de este Decreto, en términos de lo que se señala en el artículo 26 del mismo;

V. El capítulo específico que incorpora las erogaciones correspondientes a los compromisos plurianuales sujetos a la disponibilidad presupuestaria de los años subsecuentes, se incluye en el Anexo 5 de este Decreto;

VI. El capítulo específico que incorpora el monto máximo anual de gasto programable para atender los compromisos de pago requeridos para los nuevos proyectos de asociación público-privada y para aquellos autorizados en ejercicios fiscales anteriores, así como la información de cada uno de ellos, en términos del artículo 24 de la Ley de Asociaciones Público Privadas, se incluye en el Anexo 5.A de este Decreto y en el Tomo VIII de este Presupuesto de Egresos;

2 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

VII. El capítulo específico que incorpora las erogaciones correspondientes a los compromisos derivados de proyectos de infraestructura productiva de largo plazo se incluye en el Anexo 6 de este Decreto y en el Tomo VII de este Presupuesto de Egresos;

VIII. El capítulo específico que incorpora las previsiones salariales y económicas, se incluye en los Anexos 7 y 24 de este Decreto y en los Tomos III a VI de este Presupuesto de Egresos.

Los montos y términos aprobados en este capítulo específico en dichos Anexos y Tomos del Presupuesto de Egresos, incluyendo las previsiones para contingencias y sus ampliaciones derivadas de adecuaciones presupuestarias y ahorros necesarios durante el ejercicio fiscal para cumplir, en su caso, con las disposiciones laborales aplicables, forman parte de la asignación global a que se refiere el artículo 33 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

IX. La suma de recursos destinados a cubrir el costo financiero de la deuda pública del Gobierno Federal; aquél correspondiente a la deuda de las empresas productivas del Estado incluidas en el Anexo 1, Apartado E, de este Decreto; las erogaciones derivadas de operaciones y programas de saneamiento financiero, así como aquéllas para programas de apoyo a ahorradores y deudores de la banca, se distribuyen conforme a lo establecido en el Anexo 8 de este Decreto;

X. Para los efectos de los artículos 42 de la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público, y 43 de la Ley de Obras Públicas y Servicios Relacionados con las Mismas, los montos máximos de adjudicación directa y los de adjudicación mediante invitación a cuando menos tres personas, de las adquisiciones, arrendamientos, prestación de servicios, obras públicas y servicios relacionados con éstas, serán los señalados en el Anexo 9 de este Decreto. Los montos establecidos deberán considerarse sin incluir el importe del Impuesto al Valor Agregado;

XI. Los recursos para el desarrollo integral de los pueblos y comunidades indígenas se señalan en el Anexo 10 de este Decreto, en los términos del artículo 2o., Apartado B, de la Constitución Política de los Estados Unidos Mexicanos y conforme al artículo 41, fracción II, inciso j), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria; se presentan desglosados por ramo y programa presupuestario;

XII. Los recursos para el Programa Especial Concurrente para el Desarrollo Rural Sustentable se señalan en el Anexo 11 de este Decreto, en los términos de los artículos 16 y 69 de la Ley de Desarrollo Rural Sustentable y conforme al artículo 41, fracción II, inciso q), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

XIII. El monto total de los recursos previstos en materia de humanidades, ciencias, tecnologías e innovación, a que se refiere el artículo 30 de la Ley General en Materia de Humanidades, Ciencias, Tecnologías e Innovación, y conforme al artículo 41, fracción II, inciso r), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, se prevé en el programa de ciencia, tecnología e innovación señalado en el Anexo 12 de este Decreto;

XIV. Las erogaciones de los programas para la Igualdad entre Mujeres y Hombres, se señalan en el Anexo 13 de este Decreto, conforme al artículo 41, fracción II, inciso o), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

XV. El presupuesto consolidado de la Estrategia de Transición para Promover el Uso de Tecnologías y Combustibles más Limpios, conforme al artículo 24 de la Ley de Transición Energética, se señala en el Anexo 15 de este Decreto;

XVI. Las erogaciones para el Ramo General 23 Provisiones Salariales y Económicas se distribuyen conforme a lo previsto en el Anexo 20 de este Decreto;

3 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

XVII. Las erogaciones para el Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos se distribuyen conforme a lo previsto en el Anexo 21 de este Decreto.

Las previsiones para servicios personales del Ramo General referido en el párrafo anterior, que se destinen para sufragar las medidas salariales y económicas, deberán ser ejercidas conforme a lo que establece el segundo párrafo de la fracción VIII anterior y el artículo 12 de este Decreto y serán entregadas a las entidades federativas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios; solo en el caso de la Ciudad de México se ejercerán por medio del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos;

XVIII. Las erogaciones para el Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios se distribuyen conforme a lo previsto en el Anexo 22 de este Decreto.

En términos de lo establecido en el artículo 38 de la Ley de Coordinación Fiscal, la Secretaría continuará distribuyendo los recursos del Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal (FORTAMUN) a que se refiere el inciso a) del artículo 36 de esa Ley, en proporción directa al número de habitantes con que cuenta cada entidad federativa, de acuerdo con la información estadística más reciente que al efecto emita el Instituto Nacional de Estadística y Geografía. Por lo anterior, para el cálculo de la distribución deberá considerar la última información trimestral de población por entidad federativa dada a conocer por el Instituto referido, en la Encuesta Nacional de Ocupación y Empleo.

En términos de lo establecido en el artículo 46 de la Ley de Coordinación Fiscal, la Secretaría continuará distribuyendo a las entidades federativas los recursos del Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, con base en la fórmula señalada en ese artículo, sujetándose a lo siguiente:

a)

Para determinar la variable PIBpci, definida como la última información oficial del Producto Interno Bruto per cápita que hubiere dado a conocer el Instituto Nacional de Estadística y Geografía para la entidad i, en caso de no estar disponible esa información, se deberá tomar en cuenta la última información del Producto Interno Bruto por entidad federativa que dé a conocer el Instituto referido, misma que se dividirá entre la información de la última publicación de proyección de la población a mitad de año con información anual, que dé a conocer el Consejo Nacional de Población. Cabe señalar, que ambas variables deberán corresponder al mismo año para cada entidad federativa, y

b)

Con respecto a la variable ni, definida como la última información oficial de población que hubiere dado a conocer el Instituto Nacional de Estadística y Geografía para la entidad i, se deberá considerar la última información trimestral de población por entidad federativa, que dé a conocer el Instituto referido, en la Encuesta Nacional de Ocupación y Empleo.

La Secretaría, en relación al Fondo de Aportaciones para la Infraestructura Social y al Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, continuará transfiriendo a las entidades federativas que así lo soliciten a la Federación hasta el 100 por ciento de las aportaciones con cargo a cada fondo, en el fideicomiso o vehículo financiero que determinen procedente, siempre y cuando se encuentre previsto en su legislación local; y cuya administración y ejercicio de dichos recursos serán responsabilidad de los gobiernos de las entidades federativas, los cuales deberán destinarse exclusivamente para los objetivos y fines expresamente previstos en la Ley de Coordinación Fiscal y cumplir íntegramente con lo establecido en la misma y demás disposiciones aplicables.

4 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Asimismo, las entidades federativas en el fideicomiso o vehículo financiero que instrumenten conforme a su legislación local, podrán continuar afectando las aportaciones federales del Fondo de Aportaciones para la Infraestructura Social y del Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, en garantía o fuente de pago hasta por el 25 por ciento de los recursos que anualmente les correspondan por concepto de dichos fondos, dando cumplimiento a lo dispuesto en el artículo 50 de la Ley de Coordinación Fiscal.

El Fondo de Aportaciones Múltiples se asignará de conformidad con lo establecido en el artículo 40 de la Ley de Coordinación Fiscal, para lo cual la Secretaría de Educación Pública, por lo que se refiere al componente relativo a la construcción, equipamiento y rehabilitación de infraestructura física, podrá asignarlo prioritariamente de la manera siguiente: el 64 por ciento a educación básica; el 4.72 por ciento a educación media superior, y el 31.28 por ciento a educación superior en su modalidad universitaria; a fin de atender las necesidades de cada nivel educativo;

XIX. Los límites de las remuneraciones de los servidores públicos de la Federación se señalan en el Anexo 23 de este Decreto y en el Tomo IX de este Presupuesto de Egresos;

XX. Las previsiones para sufragar las erogaciones correspondientes a las medidas salariales y económicas para los Ramos Generales 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, y 33 Aportaciones Federales para Entidades Federativas y Municipios, se distribuyen conforme a lo establecido en el Anexo 24 de este Decreto;

XXI. Los programas sujetos a reglas de operación se señalan en el Anexo 25 de este Decreto;

XXII. Los principales programas previstos en este Presupuesto de Egresos se detallan en el Anexo 26 de este Decreto, y

XXIII. Los recursos para el Anexo Transversal Anticorrupción se señalan en el Anexo 31 de este Decreto.

Los Anexos 14, 16 al 19 y 28 al 30 de este Decreto, comprenden los recursos para la atención de grupos vulnerables; la adaptación y mitigación de los efectos del cambio climático; el desarrollo de los jóvenes; la atención de niñas, niños y adolescentes; la prevención del delito, combate a las adicciones, rescate de espacios públicos y promoción de proyectos productivos; la conservación y mantenimiento carretero; subsidios para organismos descentralizados estatales, y la distribución del programa hidráulico: subsidios para acciones en materia de agua.

Asimismo, en el Anexo 27 de este Decreto se consideran los recursos para el Programa Nacional de Reconstrucción, que tendrá por objeto atender a la población afectada por los sismos de septiembre de 2017 y febrero de 2018, con un enfoque de derechos humanos, de conformidad con las declaratorias correspondientes conforme a lo previsto en la Ley General de Protección Civil. La aplicación y erogación de los recursos que se otorgarán a través de este Programa, así como su seguimiento, control, rendición de cuentas y transparencia, se sujetarán a las reglas de operación que emita la Secretaría de Desarrollo Agrario, Territorial y Urbano.

Artículo 4. Para el ejercicio fiscal 2024 se aprueba para Petróleos Mexicanos una meta de balance financiero de $145,000,000,000 y un techo de gasto de servicios personales de $105,084,158,121. Asimismo, se aprueba para la Comisión Federal de Electricidad una meta de balance financiero de $0, y un techo de gasto de servicios personales de $74,169,501,818.

Artículo 5. Conforme al artículo 272 de la Ley del Seguro Social, el gasto programable del Instituto Mexicano del Seguro Social será de $1,345,950,717,395. El Gobierno Federal aportará al Instituto la cantidad de $146,291,066,518, como aportaciones para los seguros; dispondrá de la cantidad de

5 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

$663,714,737,639, para cubrir las pensiones en curso de pago derivadas del Duodécimo transitorio de la Ley del Seguro Social; aportará la cantidad de $8,371,303,006, para atender lo dispuesto en los artículos 141, 172 y 172 A de dicha Ley, y aportará la cantidad de $32,879,167, para atender lo dispuesto en el Segundo transitorio del “Decreto por el que se adicionan diversas disposiciones de la Ley del Seguro Social, de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y de la Ley Federal del Trabajo”, publicado en el Diario Oficial de la Federación el 4 de junio de 2019.

Durante el ejercicio fiscal 2024, el Instituto Mexicano del Seguro Social deberá destinar a las Reservas Financieras y Actuariales de los seguros y a la Reserva General Financiera y Actuarial, así como al Fondo para el Cumplimiento de Obligaciones Laborales de Carácter Legal o Contractual, a que se refieren los artículos 280, fracciones III y IV, y 286 K, respectivamente, de la Ley del Seguro Social, la cantidad de $28,225,191,842, a fin de garantizar el debido y oportuno cumplimiento de las obligaciones que contraiga, derivadas del pago de beneficios y la prestación de servicios relativos a los seguros que se establecen en dicha Ley; así como para hacer frente a las obligaciones laborales que contraiga, ya sea por disposición legal o contractual con sus trabajadores.

Para los efectos del artículo 277 G de la Ley del Seguro Social, el Instituto Mexicano del Seguro Social deberá sujetarse a las normas de austeridad y disciplina presupuestaria contenidas en este Decreto, en los términos propuestos por el Consejo Técnico de dicho Instituto, las cuales se aplicarán sin afectar el servicio público que está obligado a prestar a sus derechohabientes; asimismo, conforme al mismo artículo 277 G, dichas normas no deberán afectar las metas de constitución o incremento de reservas establecidas en este Decreto.

El uso de reservas de cualquier naturaleza y tipo deberá ser registrado invariablemente como gasto programable. Asimismo, las reservas de los seguros de Invalidez y Vida, y de Riesgos de Trabajo, únicamente podrán destinarse para las prestaciones monetarias de esos seguros, y no para financiar gasto corriente del Instituto, salvo en los casos que así lo prevea la Ley del Seguro Social.

El titular y los servidores públicos competentes del Instituto Mexicano del Seguro Social serán responsables de que el ejercicio del gasto de dicho Instituto se sujete a los montos autorizados para cubrir su gasto programable, para las reservas y el fondo a que se refiere este artículo.

TÍTULO SEGUNDO

DEL FEDERALISMO

CAPÍTULO ÚNICO

De los recursos federales transferidos a las entidades federativas, a los municipios y a las demarcaciones territoriales de la Ciudad de México

Artículo 6. El ejercicio de los recursos federales aprobados en este Presupuesto de Egresos para ser transferidos a las entidades federativas y, por conducto de éstas, a los municipios y a las demarcaciones territoriales de la Ciudad de México, así como el de los recursos federales que se ejerzan de manera concurrente con recursos de dichos órdenes de gobierno, se sujetará a las disposiciones legales aplicables, al principio de anualidad y a lo siguiente:

I. El resultado de la distribución entre las entidades federativas de los recursos que integran los fondos del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios, se presenta en el Tomo IV de este Presupuesto de Egresos, con excepción del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal (FASP), cuya distribución se realizará conforme a lo dispuesto en el artículo 44 de la Ley de Coordinación Fiscal;

6 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

II. Los recursos federales a que se refiere este artículo, distintos a los previstos en la Ley de Coordinación Fiscal, serán ministrados siempre y cuando las entidades federativas y, en su caso, los municipios y demarcaciones territoriales de la Ciudad de México, cumplan con lo previsto en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, la Ley General de Contabilidad Gubernamental, este Presupuesto de Egresos y las demás disposiciones jurídicas aplicables, así como, en su caso, los convenios correspondientes;

III. Los proyectos de infraestructura que realicen las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, con cargo a los recursos de los fondos del Ramo General 23 Provisiones Salariales y Económicas, deberán incluir la leyenda siguiente: “Esta obra fue realizada con recursos públicos federales”, sin perjuicio de las demás que establezca el presente Decreto.

La Secretaría deberá publicar de forma trimestral, en el portal electrónico de transparencia en materia presupuestaria, la información relativa a los proyectos de infraestructura autorizados en el Ramo General 23 Provisiones Salariales y Económicas, incluyendo el monto aprobado y pagado, su ubicación geográfica, y los lineamientos aplicables a dichos recursos. Asimismo, deberá informar en dicho medio el avance financiero de los proyectos con base en los reportes que, de conformidad con la normatividad aplicable, realicen las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México. La información anterior, deberá estar disponible, a su vez, en formato de datos abiertos;

IV. Los programas que prevean la aportación de recursos por parte de las entidades federativas y, en su caso, municipios o demarcaciones territoriales de la Ciudad de México, para ser ejercidos de manera concurrente con recursos federales, se sujetarán a lo siguiente:

a)

El porcentaje o monto que corresponda aportar a las entidades federativas y, en su caso, a los municipios o demarcaciones territoriales de la Ciudad de México, será establecido por las Dependencias a cargo de los respectivos programas;

b)

Dichos órdenes de gobierno deberán realizar las aportaciones de recursos que les correspondan en las cuentas bancarias productivas específicas respectivas, en un periodo que no deberá exceder de 20 días hábiles contados a partir de la recepción de los recursos federales. Los recursos federales deberán ser ministrados de acuerdo con el calendario establecido en los convenios y de ninguna manera podrá iniciar ministraciones después del mes de marzo.

Antes del vencimiento del plazo a que se refiere el párrafo anterior, las entidades federativas y, en su caso, municipios o demarcaciones territoriales de la Ciudad de México, en casos debidamente justificados, podrán solicitar a la Dependencia o Entidad correspondiente una prórroga para realizar la aportación correspondiente de recursos locales, hasta por el mismo plazo a que se refiere el párrafo anterior;

c)

La entidad federativa, municipio o demarcación territorial de la Ciudad de México que se vea afectado por situaciones que obliguen al Ejecutivo Federal a emitir declaratorias de emergencia o de desastre natural, en los términos de la Ley General de Protección Civil, contará con una prórroga de 20 días hábiles adicionales para efectuar el depósito de las aportaciones que le correspondan, una vez publicada la declaratoria;

d)	Las entidades federativas podrán cubrir hasta en dos exhibiciones durante el ejercicio fiscal su aportación a los programas concurrentes en materia educativa para todos los niveles, y

7 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

e)

Las ministraciones de recursos federales podrán ser suspendidas cuando las entidades federativas y, en su caso, los municipios y demarcaciones territoriales de la Ciudad de México no aporten en los plazos previstos los recursos que les corresponden en las cuentas específicas;

V. La Secretaría de Educación Pública comunicará a las entidades federativas a más tardar el último día hábil del mes de marzo, el presupuesto para el subsidio para organismos descentralizados estatales que la Federación otorga, así como para los programas financiados con fondos concurrentes;

VI. En caso de que, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, deban realizarse ajustes o adecuaciones al Presupuesto de Egresos durante el ejercicio fiscal, una vez que se realicen las compensaciones previstas en la misma y, en su caso, una vez utilizados los recursos de las reservas que correspondan en términos de dicha ley, los ajustes que fueran necesarios realizar a los recursos federales distintos a los contenidos en la Ley de Coordinación Fiscal destinados a las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, deberán efectuarse de manera proporcional a los demás ajustes al Presupuesto de Egresos, informando de tales ajustes o adecuaciones a la Cámara de Diputados;

VII. Los recursos federales vinculados con ingresos excedentes que, en los términos de los artículos 19, fracción IV, inciso d), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 12, sexto párrafo, de su Reglamento, tengan como destino la realización de programas y proyectos de inversión en infraestructura y equipamiento de las entidades federativas, se sujetarán a los lineamientos para el ejercicio de los recursos del Fideicomiso para la Infraestructura en los Estados emitidos por la Secretaría, así como a las demás disposiciones aplicables. Dichos recursos se considerarán devengados al momento de su aportación al patrimonio de este Fideicomiso, y su ejercicio por parte de las entidades federativas se realizará conforme a los calendarios de ejecución de los programas y/o proyectos de inversión en infraestructura y equipamiento establecidos en los convenios celebrados para tal efecto con la Secretaría. En el caso de los subsidios que tengan el mismo destino, la Secretaría deberá entregar los recursos a las entidades federativas de acuerdo con un calendario establecido y podrá emitir las disposiciones correspondientes para su comprobación en términos de los artículos 79 y 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Para efectos de lo señalado en el artículo 12 A, párrafos sexto y séptimo, del Reglamento de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, relativo a las compensaciones con cargo a los recursos del Fondo de Estabilización de los Ingresos de las Entidades Federativas que se realizan mediante anticipos trimestrales o, en su caso mensuales, la Secretaría compensará en los plazos, forma y términos que comunique a cada entidad federativa, el monto determinado para efectuar la correspondiente compensación provisional, dicha comunicación se llevará a cabo a más tardar a los 10 días hábiles siguientes a la terminación de cada trimestre o, en su caso, de cada mes, según corresponda. En lo referente al cuarto trimestre o, de ser el caso, el mes de diciembre, la comunicación antes señalada se realizará a más tardar a los 15 días del mes de diciembre. Los plazos antes referidos también serán aplicables para el supuesto en que la Secretaría comunique que las compensaciones provisionales se realizarán con cargo a los recursos que se generen de los esquemas que se instrumenten o se hayan instrumentado para potenciar los recursos de dicho Fondo;

VIII. Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México deberán enviar a la Secretaría, a través del sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria la información de las evaluaciones que lleven a cabo sobre recursos federales transferidos, en los términos de las disposiciones aplicables. La Secretaría deberá reportar dicha información en los Informes Trimestrales;

IX. El Consejo Nacional de Seguridad Pública aprobará a más tardar en el mes de enero, los criterios de distribución de los recursos de los fondos de ayuda federal para la seguridad pública a que se refiere el artículo 21 de la Constitución Política de los Estados Unidos Mexicanos, en términos de lo establecido en el artículo 142 de la Ley General del Sistema Nacional de Seguridad Pública.

8 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Para efectos del párrafo anterior, se promoverá que, por lo menos, el 20 por ciento de los recursos previstos en el Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal (FORTAMUN), se destinen a la atención de necesidades directamente vinculadas con la seguridad pública.

El Consejo Nacional de Seguridad Pública, al aprobar los criterios para la distribución de los recursos de los fondos de ayuda federal que se otorguen a las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México para la seguridad pública, promoverá y vigilará que su aplicación se oriente al cumplimiento de los ejes estratégicos y programas con prioridad nacional definidos por dicho órgano, así como que su erogación se realice en términos de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios.

Para tales efectos, los convenios relativos a estos fondos establecerán mecanismos que contribuyan a agilizar la recepción y el ejercicio de los recursos que reciban las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México.

Dicho órgano promoverá que, por lo menos, el 20 por ciento de los recursos del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal (FASP) se distribuya entre los municipios y las demarcaciones territoriales de la Ciudad de México, conforme a criterios que integren el número de habitantes y el avance en la aplicación del Programa Estatal de Seguridad Pública en materia de profesionalización, equipamiento, modernización tecnológica e infraestructura.

Las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México, en el ejercicio de los recursos que les sean transferidos para seguridad pública, a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios deberán alinear, en su caso, la aplicación de los recursos para implementar y operar el modelo de desarrollo y operación policial previsto en la ley de la materia, conforme a los ejes estratégicos aprobados por el Consejo Nacional de Seguridad Pública;

X. Los recursos presupuestarios federales asignados al Fondo para el Fortalecimiento de las Instituciones de Seguridad Pública (FOFISP), conforme a lo previsto en el Segundo transitorio del “Decreto por el que se reforma el Artículo Quinto Transitorio del Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Constitución Política de los Estados Unidos Mexicanos, en materia de Guardia Nacional, publicado en el Diario Oficial de la Federación el 26 de marzo de 2019”, publicado en el Diario Oficial de la Federación el 18 de noviembre de 2022, se incluyen en el Ramo 36 Seguridad y Protección Ciudadana.

El ejercicio de los recursos referidos en el párrafo anterior, se sujetará a las disposiciones previstas en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, en la Ley General de Contabilidad Gubernamental, en este Decreto y en los lineamientos que para tal efecto emita el Ejecutivo Federal, por conducto del Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública.

Los referidos lineamientos deberán ser publicados en el Diario Oficial de la Federación durante el primer bimestre de 2024; dar cumplimiento a lo establecido en el Segundo transitorio referido en el primer párrafo de esta fracción, y contemplar, entre otros aspectos, los siguientes:

a)

Los criterios de distribución, fórmulas y variables de asignación, las cuales, cuando corresponda, deberán atender los criterios establecidos en las disposiciones a que se refiere el primer párrafo de esta fracción;

9 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

b)	Los porcentajes que se destinarán al cumplimiento de las obligaciones establecidas en las disposiciones señaladas en el primer párrafo de esta fracción;

c)	Las obligaciones correspondientes a las entidades federativas;

d)

Los conceptos a los que, para el cumplimiento a las disposiciones referidas en el primer párrafo de esta fracción, deberán destinarse los recursos, en alineación con los programas de prioridad nacional definidos por el Consejo Nacional de Seguridad Pública, y

e)	La lista de beneficiarios y el monto de asignación correspondiente a cada uno.

Para efectos de lo previsto en esta fracción, el Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública deberá suscribir, en términos de las disposiciones aplicables, los convenios específicos y sus anexos técnicos con los beneficiarios de los recursos, a más tardar el último día hábil de marzo de 2024.

El Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública, deberá publicar y actualizar trimestralmente en su página de Internet un reporte especial sobre el ejercicio de los recursos a que hace referencia la presente fracción, con base en la información que le proporcionen los beneficiarios de los recursos, y

XI. Durante los primeros 10 días naturales del mes de febrero, las entidades federativas deberán enviar a la Secretaría, en forma impresa y en formato electrónico de base de datos, el calendario de distribución y montos que de los fondos a los que se refieren los artículos 35 y 36 de la Ley de Coordinación Fiscal correspondan para el ejercicio fiscal 2024 a sus municipios o demarcaciones territoriales, según corresponda.

Artículo 7. Las entidades federativas y, en su caso, municipios y demarcaciones territoriales de la Ciudad de México, que realicen proyectos de infraestructura con recursos del Ramo General 23 deberán reportar a la Secretaría, en los términos que esta determine y a través del sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la información del contrato bajo el cual se realicen dichos proyectos, su ubicación geográfica, informes sobre sus avances y, en su caso, evidencias de conclusión. Las entidades federativas y, en los casos que corresponda, los municipios y las demarcaciones territoriales de la Ciudad de México serán responsables de la veracidad de la información reportada.

TÍTULO TERCERO

DE LOS LINEAMIENTOS GENERALES PARA EL EJERCICIO FISCAL

CAPÍTULO I

Disposiciones generales

Artículo 8. Los recursos correspondientes a los subejercicios que no sean subsanados en el plazo que establece el artículo 23, último párrafo, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como el importe de los ahorros que se obtengan como resultado de la instrumentación de las medidas de austeridad y disciplina presupuestaria, serán reasignados a los programas sociales y de inversión en infraestructura previstos en este Presupuesto de Egresos, así como en los términos de lo dispuesto en el artículo 61 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones jurídicas aplicables, según corresponda. Al efecto, la Secretaría informará trimestralmente a la Cámara de Diputados, a partir del 1o. de abril, sobre dichos subejercicios. En el caso de las economías generadas durante el ejercicio fiscal, éstas deberán canalizarse a los programas y Tomos aprobados en este Presupuesto de Egresos.

10 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

La determinación de los subejercicios se realizará conforme a los calendarios autorizados, en los términos del artículo 23 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

CAPÍTULO II

De las disposiciones de austeridad y disciplina presupuestaria

Artículo 9. Las Dependencias y Entidades se sujetarán a las disposiciones de austeridad y disciplina presupuestaria que se establezcan en los términos del Título Tercero, Capítulo IV, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en la Ley Federal de Austeridad Republicana y en las disposiciones de austeridad republicana emitidas por el Ejecutivo Federal, así como por la Secretaría y la Función Pública en el ámbito de sus atribuciones. Sin perjuicio de lo anterior, las Dependencias y Entidades observarán las disposiciones siguientes:

I. No crear plazas, salvo que se cuente con la previsión presupuestaria aprobada para tal fin en este Presupuesto de Egresos, o que sean resultado del cumplimiento de reformas jurídicas; por determinación de la Secretaría en los supuestos en que las Dependencias y Entidades generen los ingresos para cubrir su gasto respectivo, administren, exploten, operen y presten servicios aeroportuarios, aeronáuticos, ferroviarios, turísticos, culturales, comerciales, complementarios, auxiliares y conexos a los anteriores rubros, o bien, que dichas plazas tengan como finalidad atender situaciones de carácter emergente o contingente. Asimismo, la Secretaría podrá autorizar modificaciones al presupuesto para la creación de plazas para prestar los servicios de salud;

II. Los incrementos que, en su caso, se otorguen a los servidores públicos, se sujetarán a los recursos aprobados en los Anexos 7 y 24 de este Decreto y tendrán como objetivo exclusivamente mantener el poder adquisitivo respecto del año 2023;

III. Las Dependencias y Entidades no podrán crear estructuras orgánicas y ocupacionales excesivas, y se sujetarán a lo que establezca la Secretaría y la Función Pública, en el ámbito de sus respectivas competencias;

IV. El Instituto de Administración y Avalúos de Bienes Nacionales continuará las acciones para el mejor uso y aprovechamiento inmobiliario que considere, entre otras, la puesta a disposición de inmuebles desaprovechados, mismos que podrán ser utilizados para resolver necesidades de otras instituciones públicas o, en su defecto, para su desincorporación y enajenación. Para tal efecto, dicho Instituto actualizará el programa de aprovechamiento inmobiliario federal mismo que deberá publicarse en su página de Internet, así como podrá realizar verificaciones a los inmuebles que así considere, previo aviso a la institución pública de que se trate. Las acciones derivadas del programa deberán sujetarse al presupuesto aprobado para las Dependencias y Entidades;

V. Las contrataciones públicas se llevarán a cabo preferentemente de manera consolidada, siempre y cuando se asegure la obtención de ahorros y de las mejores condiciones para el Estado en cuanto a calidad, precio y oportunidad disponibles; para tal efecto, las Dependencias y Entidades podrán realizar las transferencias de recursos conforme a las disposiciones aplicables.

Adicionalmente, se utilizará la modalidad de ofertas subsecuentes de descuentos en las licitaciones públicas que se realicen cuando los bienes a adquirir o servicios por contratar satisfagan los requisitos y condiciones que establece la normatividad en la materia y se asegure con ello la obtención de las mejores condiciones para el Estado;

11 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

VI. Las Dependencias y Entidades que tengan contratadas pólizas de seguros sobre personas y bienes deberán llevar a cabo las acciones necesarias para incorporarse a las pólizas institucionales coordinadas por la Secretaría o por la Función Pública, según corresponda, siempre y cuando dicha incorporación represente una reducción en el gasto global y que se mantengan o mejoren las condiciones contratadas en la póliza, y

VII. La Secretaría podrá establecer mecanismos financieros de cobertura de riesgos para atender obligaciones contingentes relacionadas con bienes culturales de las Dependencias y Entidades, considerando las asignaciones con las que cuenten para tal fin, así como de aquellas obras de arte que ingresen al territorio nacional para su exhibición al público en general.

Las Dependencias y Entidades proporcionarán a la Secretaría, en los términos que ésta determine, la información relacionada con los contratos que impliquen la erogación de recursos públicos, la cual será pública, en formato de datos abiertos, a través del Portal de Transparencia Presupuestaria. Para ello, la Función Pública se coordinará con la Secretaría para integrar, en el ámbito de sus atribuciones, la información que al respecto contenga el sistema CompraNet.

La Secretaría, desde el ámbito del control presupuestario, podrá autorizar en casos excepcionales modalidades específicas de aplicación de las medidas de austeridad y disciplina presupuestaria referidas en las fracciones anteriores, o bien en los supuestos que las Dependencias y Entidades sean objeto de reformas jurídicas, de nueva creación o cuando se realicen modificaciones a su estructura programática.

Las Dependencias y Entidades que reciban ampliaciones líquidas del Ramo General 23 Provisiones Salariales y Económicas, distintas de los ingresos excedentes que tengan un destino específico, únicamente deberán destinarlas a los fines autorizados por la Secretaría.

Los Poderes Legislativo y Judicial, así como los entes autónomos, deberán implantar medidas equivalentes a las aplicables en las Dependencias y Entidades, respecto de la reducción del gasto destinado a las actividades administrativas, de apoyo y del presupuesto regularizable de servicios personales, para lo cual publicarán en el Diario Oficial de la Federación y en sus respectivas páginas de Internet, a más tardar el último día hábil del mes de febrero, sus respectivos lineamientos y el monto correspondiente a la meta de ahorro. Asimismo, reportarán en los Informes Trimestrales las medidas que hayan adoptado y los montos de ahorros obtenidos. Dichos reportes serán considerados por la Comisión de Presupuesto y Cuenta Pública de la Cámara de Diputados en el proceso de análisis y aprobación de las erogaciones correspondientes al Presupuesto de Egresos para el siguiente ejercicio fiscal.

La Secretaría reportará en los Informes Trimestrales las variaciones en el gasto corriente estructural.

Artículo 10. En materia de comunicación social, los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, se sujetarán a la Ley General de Comunicación Social y a las demás disposiciones jurídicas aplicables. En el caso de las Dependencias y Entidades, adicionalmente, se sujetarán a la política de comunicación social del Gobierno Federal que formule la Oficina de la Presidencia de la República, con la intervención que corresponda a la Secretaría de Gobernación. Asimismo, los ejecutores de gasto deberán observar lo siguiente:

I. Podrán destinar recursos presupuestarios para la difusión de campañas de comunicación social, a través de la radio y la televisión, siempre y cuando hayan solicitado los tiempos oficiales, y dichos tiempos no estuvieran disponibles en los espacios y tiempos solicitados.

No podrán realizarse erogaciones en comunicación social en las entidades federativas en donde se lleven a cabo elecciones, durante el tiempo que comprendan las campañas electorales y hasta la conclusión de la jornada comicial. Solo podrán realizarse erogaciones en los tiempos a que se refiere el párrafo anterior, en los casos de excepción previstos en la Constitución Política de los Estados Unidos Mexicanos y en la legislación de la materia;

12 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

II. Las Dependencias y Entidades registrarán la información a la que se refiere el artículo 33 de la Ley General de Comunicación Social, en el sistema respectivo, de conformidad con las disposiciones generales que para tal efecto publique la Secretaría de Gobernación, en el Diario Oficial de la Federación, de conformidad con la Ley señalada;

III. Las erogaciones que conforme a este artículo realicen las Entidades deberán ser autorizadas por el órgano de gobierno respectivo o su equivalente;

IV. Durante el ejercicio fiscal no podrán realizarse ampliaciones y/o traspasos de recursos de otros capítulos o conceptos de gasto, al concepto de gasto correspondiente a servicios de comunicación social y publicidad de los respectivos presupuestos, ni podrán incrementarse dichos conceptos de gasto, salvo que dichos recursos se destinen a mensajes para atender situaciones de carácter preventivo o contingente; que tengan como propósito mantener la prestación de servicios a la población que no se puedan atender de manera presencial derivado de situaciones emergentes; que se requieran para la promoción comercial de las Entidades para que generen mayores ingresos; que tengan como propósito promover a México como destino turístico en el extranjero, o que se realicen con cargo a los ingresos excedentes que obtenga el Instituto Nacional de Migración para mejorar los servicios migratorios. En dichos supuestos, los ejecutores de gasto deberán obtener de la Secretaría de Gobernación la autorización del programa de comunicación social o bien de la modificación respectiva, para lo cual señalarán el costo y su fuente de financiamiento y, posteriormente, deberán realizar el trámite de adecuación presupuestaria ante la Secretaría;

V. Una vez que las Dependencias y Entidades cuenten con los recursos autorizados conforme a la fracción anterior, el Ejecutivo Federal, por conducto de la Secretaría de Gobernación, presentará a la Cámara de Diputados a través de la Comisión competente, un informe con las razones que justifican la ampliación o traspaso correspondiente, así como su cuantía y modalidades de ejercicio.

Lo anterior, sin perjuicio de las obligaciones que, conforme a la Ley General de Comunicación Social, deban cumplir las Dependencias y Entidades;

VI. Las erogaciones realizadas en materia de comunicación social se acreditarán únicamente con órdenes de transmisión para medios electrónicos, con órdenes de inserción para medios impresos y con órdenes de servicio para medios complementarios. En todos los casos se deberá especificar la tarifa convenida, concepto, descripción del mensaje, destinatarios, cobertura geográfica, circulación certificada y pautas de difusión en relación con el medio de comunicación que corresponda;

VII. Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, previo a la contratación de servicios de producción, espacios en radio y televisión comerciales, deberán atender la información de los medios sobre cobertura geográfica, audiencias, programación y métodos para medición de audiencias, así como su capacidad técnica para la producción, postproducción y copiado. La Secretaría de Gobernación dará seguimiento a la inclusión de los medios públicos en los programas y campañas de comunicación social y publicidad de las Dependencias y Entidades;

VIII. La Función Pública, en términos de lo dispuesto en la Ley General de Comunicación Social, a través del sistema respectivo dará seguimiento al registro que realicen las Dependencias y Entidades sobre las erogaciones en materia de comunicación social;

IX. El gasto en comunicación social aprobado en este Presupuesto de Egresos deberá destinarse, al menos, en un 5 por ciento a la contratación en medios impresos, conforme a las disposiciones aplicables, y

13 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

X. Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, que cuenten con recursos en este Presupuesto de Egresos para comunicación social, deben elaborar sus respectivos Programas Anuales de Comunicación Social, de conformidad y en los términos de la legislación aplicable.

Artículo 11. Para lograr una mayor transparencia en materia de contrataciones públicas, promover la reactivación económica y fortalecer las cadenas productivas, las Dependencias y Entidades que realicen adquisiciones de bienes y contratación de servicios o de obra pública, se sujetarán al Programa de Cadenas Productivas de Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, a fin de dar de alta en el mismo las cuentas por pagar a sus proveedores o contratistas, apegándose a las disposiciones generales aplicables a dicho Programa, las cuales serán emitidas por la Secretaría e interpretadas por la unidad administrativa de la misma que ejerza las facultades de coordinación con las instituciones de banca de desarrollo.

Con el propósito de fomentar la transparencia, tratándose de las empresas productivas del Estado, éstas podrán incorporarse al Programa de Cadenas Productivas, con el objeto de que sus proveedores y contratistas sean beneficiados con este Programa.

El registro de las cuentas por pagar deberá realizarse de acuerdo con los plazos definidos en dichas disposiciones, con el propósito de dar mayor certidumbre, transparencia y eficiencia en los pagos.

Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, con el apoyo de dichas Dependencias y Entidades y, en su caso, las empresas productivas del Estado, promoverá la utilización del Programa de Cadenas Productivas con los proveedores y contratistas del sector público y reportará los avances que se presenten en los Informes Trimestrales.

CAPÍTULO III

De los servicios personales

Artículo 12. Los recursos previstos en los presupuestos de las Dependencias y Entidades en materia de servicios personales y, en su caso, en los ramos generales, incorporan la totalidad de las previsiones para sufragar las erogaciones correspondientes a las medidas salariales y económicas, y se sujetarán a lo siguiente:

I. Los incrementos a las percepciones se determinarán, conforme a:

a)	La estructura ocupacional autorizada;

b)

Las plazas registradas en el sistema de administración de nómina y demás elementos previstos en el caso del artículo 27-A de la Ley de Coordinación Fiscal y del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, para el caso del Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo;

c)	La plantilla de personal, tratándose del Fondo de Aportaciones para los Servicios de Salud (FASSA), y

d)

Las plantillas de personal, tratándose del Fondo de Aportaciones para la Educación Tecnológica y de Adultos (FAETA); y, en el caso de los servicios de educación para adultos, en los términos de la Ley de Coordinación Fiscal.

14 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Las previsiones para el incremento a las percepciones, a que se refieren los Anexos 7 y 24 de este Decreto, incluyen la totalidad de los recursos para categorías y personal de confianza y sindicalizado, por lo que no deberá utilizarse la asignación prevista a un grupo para favorecer a otro;

II. En el presente ejercicio fiscal en las Dependencias y Entidades no se crearán plazas en nivel alguno con excepción de los casos previstos en el artículo 9, fracción I, de este Decreto;

III. Las previsiones a que se refiere el Anexo 24 de este Decreto incluyen los recursos para la educación tecnológica y de adultos correspondientes a aquellas entidades federativas que no han celebrado los convenios establecidos en el artículo 42 de la Ley de Coordinación Fiscal. Una vez que dichas entidades celebren los convenios respectivos, dichos recursos serán entregados a estas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios;

IV. Los recursos del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, incluyen las previsiones para cubrir:

a)

Las medidas salariales y económicas correspondientes al fondo previsto en los artículos 26, 26-A, 27 y 27-A de la Ley de Coordinación Fiscal y al Fondo de Aportaciones para la Educación Tecnológica y de Adultos (FAETA), que serán cubiertas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios;

b)

Las medidas económicas que se requieran para la cobertura y el mejoramiento de la calidad del sistema educativo. Asimismo, las previsiones para incrementos a las percepciones incluyen las correspondientes a los sistemas de desarrollo profesional que, en su caso, correspondan en los términos de la ley de la materia, y

c)

Las plazas que sean creadas con cargo a los recursos establecidos en el rubro de previsiones salariales y económicas del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, para su aplicación a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios, de acuerdo con la normatividad aplicable, y

V. Las previsiones incluidas en el Fondo de Aportaciones para los Servicios de Salud (FASSA), incluyen los recursos para cubrir aquellas medidas económicas que se requieran para la cobertura y el mejoramiento de la calidad del sistema de salud.

Las Dependencias y Entidades reportarán en los Informes Trimestrales el impacto de los incrementos salariales en el presupuesto regularizable.

Artículo 13. Las remuneraciones autorizadas a los servidores públicos de la Federación se integran en términos de las percepciones previstas en el presente Decreto, en su Anexo 23 y en el Tomo IX de este Presupuesto de Egresos, conforme a lo dispuesto en el artículo 127 de la Constitución Política de los Estados Unidos Mexicanos y en la Ley Federal de Remuneraciones de los Servidores Públicos:

I. Las remuneraciones se integran, conforme a lo dispuesto en la referida disposición constitucional; los artículos 7 de la Ley Federal de Remuneraciones de los Servidores Públicos, y 2, fracciones XXXIII, XXXIV y XLVI, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, con la suma de la totalidad de percepciones ordinarias y extraordinarias que perciben los servidores públicos de la Federación.

Las percepciones ordinarias incluyen la totalidad de los elementos fijos de la remuneración. Las percepciones extraordinarias consideran los elementos variables de dicha remuneración, la cual solo podrá cubrirse conforme a los requisitos y la periodicidad establecidos en las disposiciones aplicables.

15 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

La Secretaría podrá autorizar, en términos de las disposiciones específicas que emita, el otorgamiento de compensaciones económicas para el personal que integra la Guardia Nacional como parte de su sistema de remuneraciones, así como de los sistemas complementarios de seguridad social, sin que lo anterior comprometa recursos de largo plazo mayores a los autorizados en los términos de este Decreto.

Las contribuciones a cargo de los servidores públicos que se causen por las percepciones señaladas en la presente fracción, forman parte de su remuneración;

II. La remuneración total anual autorizada al Presidente de la República y los límites de remuneración mensual para la Administración Pública Federal se integran en términos de los artículos 7 y 12, inciso b), de la Ley Federal de Remuneraciones de los Servidores Públicos y de las percepciones previstas en el presente Decreto y, conforme a lo siguiente:

a)

Los límites mínimos y máximos de percepciones ordinarias brutas y netas mensuales para los servidores públicos de la Administración Pública Federal, las cuales incluyen la suma de la totalidad de pagos fijos, en efectivo y en especie, se presentan en el Anexo 23.1.1. de este Decreto y comprenden los conceptos que a continuación se señalan con sus respectivos montos:

i.	Los montos correspondientes a sueldos y salarios, y

ii.	Los montos correspondientes a las prestaciones.

Los montos de las percepciones ordinarias presentadas en el Anexo 23.1. no consideran los incrementos salariales que, en su caso, se autoricen para el presente ejercicio fiscal, las repercusiones que se deriven de la aplicación de las disposiciones de carácter fiscal, ni las adecuaciones a la curva salarial del tabulador;

b)	La remuneración ordinaria total líquida mensual neta autorizada al Presidente de la República para el ejercicio fiscal de 2024 se incluye en el Anexo 23.1.2. de este Decreto;

c)	La remuneración total anual de percepciones ordinarias autorizada al Presidente de la República para el ejercicio fiscal de 2024 se incluye en el Anexo 23.1.3. de este Decreto, y

d)

En el presente Presupuesto de Egresos se consideran recursos para el pago de percepciones extraordinarias que, en su caso, percibirán los servidores públicos que, conforme a las disposiciones aplicables, tengan derecho a recibirlas. Las percepciones extraordinarias que se paguen a los servidores públicos se informarán a la Secretaría, en términos del último párrafo del artículo 14 de este Decreto;

III. La remuneración total anual autorizada a los titulares de los ejecutores de gasto que a continuación se indican y los límites correspondientes a las percepciones ordinarias y extraordinarias de los servidores públicos de dichos ejecutores de gasto, conforme a lo dispuesto en la fracción I, primer párrafo, de este artículo, se presentan en los Anexos siguientes de este Decreto:

a)	Anexo 23.2. Ramo 01: Cámara de Senadores;

b)	Anexo 23.3. Ramo 01: Cámara de Diputados;

c)	Anexo 23.4. Ramo 01: Auditoría Superior de la Federación;

d)	Anexo 23.5. Ramo 03: Suprema Corte de Justicia de la Nación;

e)	Anexo 23.6. Ramo 03: Consejo de la Judicatura Federal;

16 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

f)	Anexo 23.7. Ramo 03: Tribunal Electoral del Poder Judicial de la Federación;

g)	Anexo 23.8. Ramo 22: Instituto Nacional Electoral;

h)	Anexo 23.9. Ramo 35: Comisión Nacional de los Derechos Humanos;

i)	Anexo 23.10. Ramo 41: Comisión Federal de Competencia Económica;

j)	Anexo 23.11. Ramo 43: Instituto Federal de Telecomunicaciones;

k)	Anexo 23.12. Ramo 44: Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales;

l)	Anexo 23.13. Ramo 49: Fiscalía General de la República;

m)	Anexo 23.14. Ramo 40: Instituto Nacional de Estadística y Geografía, y

n)	Anexo 23.15. Ramo 32: Tribunal Federal de Justicia Administrativa, y

IV. El desglose de las percepciones por ejecutor de gasto, se presenta en el Tomo IX de este Presupuesto de Egresos.

Las Dependencias y Entidades podrán modificar las percepciones ordinarias de los puestos conforme a las disposiciones aplicables, sujetándose a los límites máximos establecidos en el Anexo 23.1. del presente Decreto, previa autorización y registro presupuestario en los términos de las disposiciones aplicables. Asimismo, podrán efectuarse ajustes en la composición de las percepciones ordinarias por concepto de sueldos y salarios, siempre y cuando no se incremente el monto mensual previsto en dicho Anexo para el puesto correspondiente, y no se aumente su presupuesto regularizable de servicios personales.

Las Entidades que cuenten con planes de compensación acordes con el cumplimiento de las expectativas de aumento en el valor agregado, podrán determinar las percepciones aplicables, sin generar costos adicionales y siempre que dichos planes sean autorizados por la Secretaría en lo que se refiere a que el presupuesto total de la Entidad no se incremente y no se afecten negativamente los objetivos y metas de sus programas, y por lo que se refiere a la Función Pública en cuanto a la congruencia del plan de compensación con la política de planeación y administración de personal de la Administración Pública Federal.

Ningún servidor público podrá recibir emolumentos extraordinarios, sueldos, compensaciones o gratificaciones por participar en consejos, órganos de gobierno o equivalentes en las Dependencias y Entidades o comités técnicos de fideicomisos públicos o análogos a éstos.

Los ejecutores de gasto público federal publicarán en sus respectivas páginas de Internet, de manera permanente, y reportarán en la Cuenta Pública, los tabuladores y las remuneraciones que se cubren a los servidores públicos a su cargo y, en los casos correspondientes, al personal militar; personal de enlace; así como personal operativo de base y confianza, y categorías, especificando los elementos fijos y variables, tanto en efectivo como en especie. Las Dependencias y Entidades deberán reportar a la Secretaría, a través del sistema que para tales efectos esta determine, la información relativa a las plazas ocupadas de su plantilla autorizada, para efectos del control presupuestario de los servicios personales, en términos de las disposiciones específicas que emita la Secretaría.

17 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, deberán abstenerse de cubrir cualquier tipo de estímulo, pago o compensación especial a los servidores públicos a su servicio, con motivo del término de su encargo, o bien por el término de la administración correspondiente.

Artículo 14. Los servidores públicos de mando y personal de enlace de las Dependencias y Entidades solo podrán percibir las prestaciones establecidas en el manual a que se refieren los artículos 66 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 24 de la Ley Federal de Remuneraciones de los Servidores Públicos. Asimismo, las Dependencias y Entidades no podrán destinar recursos para cubrir prestaciones en adición a aquéllos previstos en el gasto de servicios personales aprobado en este Presupuesto de Egresos.

En los procesos de revisión de las condiciones generales de trabajo y de los contratos colectivos de trabajo que realicen las Dependencias y Entidades se deberán sujetar a su presupuesto autorizado.

Los titulares de las Entidades informarán a la Cámara de Diputados, así como a la Secretaría y a la Función Pública, sobre los resultados obtenidos en los procesos de revisión de las condiciones generales de trabajo, de los contratos colectivos de trabajo y de las revisiones de salario que, en su caso, realicen en el presente ejercicio fiscal. Dichos informes, incluyendo el reporte sobre el cumplimiento de lo dispuesto en el artículo 65, fracción XII, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, serán presentados, a más tardar a los 10 días hábiles posteriores a la conclusión de dichas negociaciones.

Las Dependencias y Entidades enviarán informes a la Secretaría con el detalle de todas las prestaciones y percepciones extraordinarias que perciben los servidores públicos a su cargo, así como el gasto total destinado al pago de las mismas en el periodo correspondiente, a fin de que se incluyan en los Informes Trimestrales.

Artículo 15. Las Dependencias y Entidades observarán las siguientes disposiciones en materia de servicios personales:

I. Solicitarán autorización presupuestaria de la Secretaría, respecto de sus tabuladores, para dar cumplimiento a lo dispuesto en la Base V del artículo 127 de la Constitución Política de los Estados Unidos Mexicanos;

II. El pago de remuneraciones por ocupación de plazas, cuando procedan, solo podrá comprender hasta un periodo de 45 días naturales anteriores a la fecha de autorización, siempre y cuando se acredite fehacientemente la asistencia y desempeño del servicio durante dicho periodo en la plaza respectiva;

III. Podrán traspasarse las plazas necesarias de las Dependencias y Entidades, que con motivo de una reestructura en la Administración Pública Federal, derivada de una reforma legal o a ordenamientos de carácter administrativo, asuman funciones de aquéllas que se transformen, compacten, eliminen o sean creadas, para lo cual se deberá contar con la autorización presupuestaria de la Secretaría, conforme al mecanismo presupuestario que establezca para dichos fines;

IV. Las Dependencias y Entidades deberán realizar las gestiones necesarias ante la Secretaría para que los recursos que correspondan del gasto de operación previstos en sus presupuestos autorizados se traspasen al capítulo de servicios personales, para cubrir las remuneraciones del personal que sea contratado con cargo a este capítulo de gasto, en cumplimiento a lo establecido en el “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Federal del Trabajo; de la Ley del Seguro Social; de la Ley del Instituto del Fondo Nacional de la Vivienda para los Trabajadores; del Código Fiscal de la Federación; de la Ley del Impuesto sobre la Renta; de la Ley del Impuesto al Valor Agregado; de la Ley Federal de los Trabajadores al Servicio del Estado, Reglamentaria del Apartado B)

18 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

del Artículo 123 Constitucional; de la Ley Reglamentaria de la Fracción XIII Bis del Apartado B, del Artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, en materia de Subcontratación Laboral”, publicado en el Diario Oficial de la Federación el 23 de abril de 2021, así como su Decreto de reforma publicado en el mismo órgano de difusión oficial el 31 de julio de 2021, y

V. En los Anexos Informativos previstos en el artículo 41, fracción III, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria se presenta la información correspondiente a las jubilaciones, pensiones, compensaciones, haberes y demás prestaciones por retiro, a que se refiere el artículo 27 de la Ley Federal de Remuneraciones de los Servidores Públicos.

Artículo 16. La Secretaría, en el ámbito de su competencia, podrá establecer un mecanismo para cubrir una compensación económica a los servidores públicos por la terminación de la relación laboral como consecuencia de reestructuras o reorganización en las Dependencias o Entidades de la Administración Pública Federal; la desincorporación de Entidades; la cancelación de plazas, o la eliminación de unidades administrativas de las Dependencias o Entidades, en los términos de las disposiciones específicas que, al efecto, emita la propia Secretaría.

Dichas disposiciones específicas establecerán, entre otros aspectos, los montos de la compensación económica, los cuales se podrán cubrir con recursos del Ramo General 23 Provisiones Salariales y Económicas o conforme al mecanismo presupuestario y de pago que se determine; los tipos de personal que podrán acogerse al mismo, considerando no afectar la prestación de servicios públicos; así como el procedimiento que deberán seguir las Dependencias y Entidades correspondientes para su aplicación.

Artículo 17. En aquellos puestos de personal militar y, en su caso, en los que se establezcan en las disposiciones específicas que emita la Secretaría y la Función Pública, respecto de las Dependencias cuyo desempeño ponga en riesgo la seguridad o la salud del servidor público de mando, podrá otorgarse la potenciación del seguro de vida institucional, y la prima personal de riesgo a que se refiere el artículo 6, Apartado B, fracción V, de la Ley Federal de Remuneraciones de los Servidores Públicos, hasta por el 30 por ciento sobre la percepción ordinaria bruta mensual, por concepto de sueldos y salarios.

La Función Pública evaluará la gravedad del riesgo y determinará el porcentaje de la prima personal en función del riesgo y, en su caso, autorizará el pago, previo dictamen favorable de la Secretaría en el ámbito presupuestario.

Artículo 18. En términos del artículo 6, Apartado B, fracción II, de la Ley Federal de Remuneraciones de los Servidores Públicos y conforme a las disposiciones aplicables, se podrá otorgar al personal en activo de carrera y asignado a la Guardia Nacional, un apoyo económico mensual bruto por concepto de pago del arrendamiento de vivienda de uso habitacional cuando, en el desarrollo del trabajo que realizan para el cumplimiento de funciones oficiales reglamentadas y autorizadas, deba permanecer temporalmente en un área geográfica distinta de la que es originario o resida habitualmente, o bien, que sea objeto de cambio de adscripción o comisión, y que tenga la necesidad de arrendar una vivienda en el lugar donde fue asignado o donde se encuentre desplegado por necesidades y desarrollo de actos del servicio.

Artículo 19. Petróleos Mexicanos y la Comisión Federal de Electricidad deberán remitir a la Secretaría los tabuladores y la estructura ocupacional autorizados en términos de las disposiciones jurídicas aplicables y conforme a su presupuesto de servicios personales aprobado.

Artículo 20. Las instituciones de banca de desarrollo deberán remitir a la Secretaría para el registro correspondiente los tabuladores y la estructura ocupacional autorizados en términos de las disposiciones jurídicas aplicables.

19 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 21. Los Poderes Legislativo y Judicial y los entes autónomos deberán publicar en el Diario Oficial de la Federación, a más tardar el último día hábil del mes de febrero, el manual que regule las remuneraciones para los servidores públicos a su servicio, incluyendo a los Diputados y Senadores del Congreso de la Unión; Ministros de la Suprema Corte de Justicia de la Nación; Magistrados y Jueces del Poder Judicial y Consejeros de la Judicatura Federal; Presidentes y miembros de los órganos de gobierno de los entes autónomos; así como a los demás servidores públicos; en el que se proporcione la información completa y detallada relativa a las remuneraciones que se cubran para cada uno de los niveles jerárquicos que los conforman.

Adicionalmente, deberán publicar en el Diario Oficial de la Federación, en la fecha antes señalada, la estructura ocupacional que contenga la integración de los recursos aprobados en el capítulo de servicios personales, con la desagregación de su plantilla total, incluidas las plazas a que se refiere el párrafo anterior, junto con las del personal operativo, eventual y el contratado bajo el régimen de honorarios, en el que se identifiquen todos los conceptos de pago y aportaciones de seguridad social que se otorguen con base en las disposiciones emitidas por sus órganos competentes, así como la totalidad de las plazas vacantes con que cuenten a dicha fecha.

En tanto no se publiquen en el Diario Oficial de la Federación las disposiciones y la estructura ocupacional a que se refieren los párrafos anteriores de este artículo, no procederá el pago de estímulos, incentivos, reconocimientos o gastos equivalentes a los mismos.

CAPÍTULO IV

De la Igualdad entre Mujeres y Hombres

Artículo 22. En cumplimiento a la Ley General para la Igualdad entre Mujeres y Hombres, y a la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia, el Ejecutivo Federal impulsará, de manera transversal, la igualdad sustantiva entre mujeres y hombres a través de la incorporación de la perspectiva de género en el diseño, elaboración, aplicación, seguimiento y evaluación de resultados de los programas de la Administración Pública Federal. Para tal efecto, las Dependencias y Entidades deberán considerar lo siguiente:

I. Incorporar los principios de igualdad entre mujeres y hombres y reflejarla en el instrumento de seguimiento del desempeño de los programas bajo su responsabilidad;

II. Identificar y registrar la población objetivo y la atendida por dichos programas, diferenciada por sexo, grupo de edad, discapacidad, en su caso, región del país, entidad federativa, municipio o demarcación territorial de la Ciudad de México, y población indígena en los sistemas que disponga la Secretaría y en los padrones de beneficiarios que correspondan;

III. Fomentar la igualdad entre mujeres y hombres en el diseño y la ejecución de programas en los que, aun cuando no estén dirigidos a mitigar o solventar desigualdades de género, se puedan identificar de forma diferenciada los beneficios específicos para mujeres y hombres;

IV. Establecer o consolidar en los programas bajo su responsabilidad, las metodologías de evaluación y seguimiento que generen información relacionada con indicadores para resultados con perspectiva de género, y

V. Incorporar la perspectiva de género en las evaluaciones de los programas, con los criterios que emitan el Instituto Nacional de las Mujeres, la Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social.

20 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Las acciones contenidas en las fracciones anteriores serán obligatorias en lo relativo a los programas y acciones incorporadas en el Anexo 13 del presente Decreto y para los demás programas federales que correspondan.

Las Dependencias y Entidades que tengan a su cargo programas dirigidos a mujeres y atribuciones para lograr la igualdad de género entre mujeres y hombres, así como las entidades federativas y municipios que reciban recursos etiquetados incluidos en el Anexo 13 de este Decreto, deberán suscribir los convenios respectivos durante el primer trimestre, así como informar sobre los resultados de los mismos, los publicarán y difundirán para darlos a conocer a la población e informarle, en las lenguas nacionales reconocidas por la Ley General de Derechos Lingüísticos de los Pueblos Indígenas existentes en la entidad federativa, sobre los beneficios y requisitos para acceder a ellos, en los términos de la normativa aplicable.

Para el seguimiento de los recursos destinados a la igualdad de género entre mujeres y hombres, todo programa federal que contenga padrones de beneficiarios, además de reflejar dicho enfoque en su instrumento de seguimiento del desempeño, generará información de manera desagregada, al menos por sexo y entidad federativa, debiendo observar las disposiciones aplicables en materia de protección de datos personales.

Las Dependencias y Entidades con presupuesto asignado dentro del Anexo 13, que realicen estudios y generen bases de datos o levantamientos de encuestas, deberán hacer públicos sus resultados en sus páginas de Internet con el propósito de poder realizar evaluaciones y análisis posteriores. Las Dependencias y Entidades responsables de la coordinación de los programas contenidos en el Anexo 13 del presente Decreto informarán trimestralmente a través del sistema de información desarrollado por la Secretaría, y en el Sistema de Evaluación del Desempeño en los términos y plazos establecidos en las disposiciones respectivas, sobre los aspectos presupuestarios de los programas y los resultados alcanzados en la materia a la que se refiere el presente Capítulo, medidos a través de los indicadores y sus metas contenidos en el instrumento de seguimiento respectivo. Asimismo, se detallarán los aspectos por cada programa presupuestario, contenido en el Anexo mencionado, la población objetivo y atendida, los indicadores utilizados, la programación y el avance en el ejercicio de los recursos.

La Secretaría presentará en los Informes Trimestrales los avances financieros y programáticos que le envíe el Instituto Nacional de las Mujeres con base en la información que a éste le proporcionen las Dependencias y Entidades responsables de los programas a través del sistema indicado en el párrafo anterior.

El Instituto Nacional de las Mujeres remitirá el informe mencionado anteriormente a la Cámara de Diputados, a más tardar a los 30 días naturales de concluido el trimestre que corresponda. Asimismo, deberá poner dicho informe a disposición del público en general a través de su página de Internet, en la misma fecha en que se publiquen los Informes Trimestrales.

La información que se publique trimestralmente servirá para las evaluaciones que se realicen en el marco de las disposiciones aplicables.

Los ejecutores del gasto público federal promoverán programas y acciones para cumplir con el Programa y las acciones derivadas del Sistema Nacional de Prevención, Atención, Sanción y Erradicación de la Violencia contra las Mujeres y del Sistema Nacional para la Igualdad entre Mujeres y Hombres, en los términos de la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia y de la Ley General para la Igualdad entre Mujeres y Hombres, respectivamente.

Los resultados de los montos autorizados en los programas y actividades contenidas en el Anexo 13 de este Decreto se detallarán en un anexo específico dentro de la Cuenta Pública del ejercicio fiscal 2024.

21 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

La Comisión Nacional de Mejora Regulatoria en conjunción con el Instituto Nacional de las Mujeres revisará las reglas de operación de los programas del Anexo 13 a fin de garantizar el cumplimiento de los objetivos de la Política Nacional para la Igualdad entre Mujeres y Hombres, en los términos de las disposiciones aplicables.

Las menciones realizadas en el presente Decreto con respecto a beneficiarios, así como a titulares y servidores públicos de los ejecutores de gasto, se entenderán referidas a las mujeres y los hombres que integren el grupo de personas correspondiente.

CAPÍTULO V

De la inclusión de las personas con discapacidad

Artículo 23. Las Dependencias y Entidades, en coordinación con la Secretaría de Bienestar, revisarán sus respectivos programas, con el objeto de incluir en aquellos que corresponda, acciones que promuevan la inclusión de las personas con discapacidad.

A más tardar el último día hábil de octubre, las Dependencias y Entidades entregarán un reporte a la Secretaría de Bienestar, en relación con las acciones señaladas en este artículo.

El reporte al que se refiere el párrafo anterior, deberá ser enviado a las Cámaras del Congreso de la Unión para su turno a las comisiones competentes.

CAPÍTULO VI

Del desarrollo integral de los pueblos y comunidades indígenas

Artículo 24. El ejercicio de las erogaciones para el desarrollo integral de los pueblos y comunidades indígenas a que se refiere el Anexo 10 del presente Decreto, se dirigirá al cumplimiento de las obligaciones que señala el artículo 2o., Apartado B, fracciones I a IX, de la Constitución Política de los Estados Unidos Mexicanos.

Para tal efecto, de conformidad con los artículos 42, fracción VII, y 77 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, las Dependencias y Entidades, al ejecutar dichas erogaciones y emitir reglas de operación, se ajustarán a lo siguiente:

I. Las disposiciones para la operación de los programas que la Administración Pública Federal desarrolle en la materia considerarán la participación que, en su caso, tenga el Instituto Nacional de los Pueblos Indígenas, contando con la intervención que corresponda al Consejo Nacional de Pueblos Indígenas, y la Comisión para el Diálogo con los Pueblos Indígenas de México, para facilitar el acceso de los pueblos y comunidades indígenas a sus beneficios;

II. En la ejecución de los programas se considerará la participación de los pueblos y comunidades indígenas, con base en su cultura y formas de organización tradicionales;

III. El Ejecutivo Federal, por sí o a través de sus Dependencias y Entidades, podrá celebrar convenios de coordinación con los gobiernos de las entidades federativas, así como formalizar convenios de concertación de acciones con las comunidades indígenas, para proveer la mejor observancia de las previsiones del presente artículo. Cuando corresponda, los recursos a los que se refiere este artículo podrán ser transferidos directamente a los pueblos, municipios y comunidades indígenas, de conformidad con los convenios que para tal efecto se celebren en términos de las disposiciones aplicables.

22 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

La entidad federativa correspondiente participará en el ámbito de sus atribuciones en los convenios antes señalados, exclusivamente para que los recursos que se transfieran conforme a lo establecido en el presente párrafo, sean registrados por la entidad federativa en su Cuenta Pública;

IV. Las reglas de operación de los programas operados por las Dependencias y Entidades que atiendan a la población indígena, deberán contener disposiciones que faciliten su acceso a los programas y procurarán reducir los trámites y requisitos existentes; las comisiones de Presupuesto y Cuenta Pública y de Pueblos Indígenas y Afromexicanos de la Cámara de Diputados podrán integrar un grupo de trabajo encargado de analizar y darle seguimiento al ejercicio del presupuesto comprendido en el Anexo 10 Erogaciones para el Desarrollo Integral de los Pueblos y Comunidades Indígenas del presente Decreto;

V. Se dará preferencia en los programas de infraestructura a la conclusión de obras iniciadas en ejercicios anteriores, así como a las obras de mantenimiento y reconstrucción;

VI. Se buscará la inclusión financiera de las comunidades indígenas mediante programas de la banca de desarrollo, y

VII. El Instituto Nacional de los Pueblos Indígenas podrá emitir opinión sobre los Programas previstos en el Anexo 10 Erogaciones para el Desarrollo Integral de los Pueblos y Comunidades Indígenas, para que la ejecución de los recursos sea debidamente focalizada, cuente con perspectiva de género, derechos indígenas y con pertinencia cultural.

Las disposiciones contenidas en el presente Presupuesto de Egresos referidas a los pueblos y comunidades indígenas serán aplicables, en lo conducente, para los pueblos y comunidades afromexicanas, de conformidad con lo establecido en el artículo 2o., Apartado C, de la Constitución Política de los Estados Unidos Mexicanos, y demás disposiciones aplicables.

CAPÍTULO VII

De la inversión pública

Artículo 25. En el presente ejercicio fiscal no se comprometerán nuevos proyectos de infraestructura productiva de largo plazo de inversión directa y de inversión condicionada, a que se refieren los artículos 32 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 18 de la Ley Federal de Deuda Pública.

El monto autorizado a los proyectos de infraestructura productiva de largo plazo de inversión directa y condicionada, aprobados en ejercicios fiscales anteriores, asciende a la cantidad señalada en el Anexo 6.A., de este Decreto. Las variaciones en los compromisos de cada uno de dichos proyectos se detallan en el Tomo VII de este Presupuesto de Egresos.

Los compromisos correspondientes a proyectos de infraestructura productiva de largo plazo de inversión directa autorizados en ejercicios fiscales anteriores, se detallan en el Anexo 6.B., de este Decreto y comprenden exclusivamente los costos asociados a la adquisición de los activos, excluyendo los relativos al financiamiento en el periodo de operación de dichos proyectos.

Por lo que se refiere a los proyectos de infraestructura productiva de largo plazo de inversión condicionada, en caso de que conforme a lo dispuesto en el artículo 32 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en el presente ejercicio fiscal surja la obligación de adquirir los bienes en los términos del contrato respectivo, el monto máximo de compromiso de inversión será aquél establecido en el Anexo 6.C., de este Decreto.

23 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Las previsiones necesarias para cubrir las obligaciones de inversión física por concepto de amortizaciones y costo financiero de los proyectos de infraestructura productiva de largo plazo de inversión directa, que tienen efectos en el gasto del presente ejercicio en los términos de las disposiciones aplicables, se incluyen en el Anexo 6.D., de este Decreto. Dichas previsiones se especifican a nivel de flujo en el Tomo VII de este Presupuesto de Egresos y reflejan los montos presupuestarios autorizados, así como un desglose por proyecto.

Los montos de cada uno de los proyectos a que se refiere este artículo se detallan en el Tomo VII de este Presupuesto de Egresos.

En el último Informe Trimestral del ejercicio, adicionalmente se deberá incluir la información sobre los ingresos generados por cada uno de los proyectos de infraestructura productiva de largo plazo en operación; los proyectos que están en construcción, su monto ejercido y comprometido; el monto pendiente de pago de los proyectos concluidos, y la fecha de entrega y de entrada en operación de los proyectos. Esta información se deberá publicar en la página de Internet de la Comisión Federal de Electricidad.

Artículo 26. En el presente ejercicio fiscal no se comprometerán nuevos proyectos de inversión en infraestructura a los que se refiere el artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos, tal como se observa en el Anexo 4 de este Decreto.

CAPÍTULO VIII

De la evaluación del desempeño

Artículo 27. La evaluación de los programas presupuestarios a cargo de las Dependencias y Entidades se sujetará a lo establecido en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, a los lineamientos emitidos por la Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social, y a las demás disposiciones aplicables, y se llevará a cabo en los términos del Programa Anual de Evaluación, que emitan, de manera conjunta, dichas instituciones.

Las Dependencias y Entidades responsables de los programas, deberán observar lo siguiente:

I. Todos los programas presupuestarios deberán contar con un instrumento de seguimiento del desempeño actualizado, priorizando la inclusión de indicadores estratégicos.

Los referidos instrumentos consistirán en una matriz de indicadores para resultados, o bien, en el caso de los programas que por su naturaleza o diseño no sean susceptibles de contar con dicha matriz, la Secretaría o, en su caso, el Consejo Nacional de Evaluación de la Política de Desarrollo Social, podrán determinar o, en su caso, autorizar que cuenten con fichas de indicadores del desempeño, en las cuales estarán contenidos los objetivos, indicadores y metas de los mismos.

Para la actualización de los instrumentos de seguimiento del desempeño, se deberá considerar, al menos, lo siguiente:

a)	Los avances y resultados obtenidos del seguimiento que se haga respecto del cumplimiento de las metas de los programas presupuestarios;

b)	Las evaluaciones y otros ejercicios de análisis realizados conforme al Programa Anual de Evaluación;

c)	Las disposiciones emitidas en las reglas o lineamientos de operación de los programas presupuestarios, según sea el caso;

24 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

d)	Los criterios y recomendaciones que, en su caso, emitan la Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social, en los términos de las disposiciones aplicables, y

e)	Los elementos contenidos en el diagnóstico a que refiere el numeral Vigésimo Primero de los Lineamientos generales para la evaluación de los programas federales de la Administración Pública Federal.

Los instrumentos de seguimiento del desempeño deberán considerar, en el caso de los programas presupuestarios que así lo requieran y sea factible, la inclusión de indicadores que permitan presentar resultados desagregados, de conformidad con lo previsto en los artículos 110, cuarto párrafo, fracción V, y 111, cuarto párrafo, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Las Dependencias y Entidades deberán hacer públicos sus instrumentos de seguimiento al desempeño en su página de Internet.

La Secretaría reportará en los Informes Trimestrales el avance en las metas de los indicadores registrados en los instrumentos de seguimiento del desempeño de los programas presupuestarios que conforman el gasto programable previsto en los ramos administrativos y generales y en las Entidades sujetas a control presupuestario directo, considerando la periodicidad de medición de dichos indicadores;

II. El seguimiento a los avances en las metas de los indicadores se reportará en los sistemas que disponga la Secretaría, y se utilizará en las evaluaciones que se realicen;

III. La evaluación se realizará de acuerdo con lo establecido en el Programa Anual de Evaluación y presentará los resultados de las evaluaciones de acuerdo con los plazos previstos en dicho Programa a la Cámara de Diputados, a la Auditoría, a la Secretaría y al Consejo Nacional de Evaluación de la Política de Desarrollo Social, de conformidad con las disposiciones aplicables.

Las Dependencias y Entidades deberán entregar los resultados de las evaluaciones de tipo complementarias a las que haga referencia el Programa Anual de Evaluación y los Lineamientos generales para la evaluación de los Programas Federales de la Administración Pública Federal, a más tardar 30 días posteriores a su realización, a la Cámara de Diputados, a la Auditoría, a la Secretaría y al Consejo Nacional de Evaluación de la Política de Desarrollo Social, de conformidad con las disposiciones aplicables.

Las Dependencias y Entidades deberán continuar y, en su caso, concluir con lo establecido en los programas anuales de evaluación de años anteriores, así como ejecutar lo relacionado con las evaluaciones para 2024;

IV. Elaborar un programa de trabajo para dar seguimiento a los principales hallazgos y resultados de las evaluaciones conforme al mecanismo para el seguimiento a los aspectos susceptibles de mejora vigente, definido por la Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social.

Los compromisos se formalizarán mediante instrumentos específicos, se reportarán los avances y resultados que se alcancen mediante el Sistema de Evaluación del Desempeño y se publicarán en los términos de las disposiciones aplicables.

La información que se haya obtenido del seguimiento a los compromisos de mejora y de las evaluaciones, correspondiente al ejercicio fiscal 2023 y, en su caso, a ejercicios fiscales anteriores, se tomará en cuenta como parte de un proceso gradual y progresivo, durante 2024 y para los procesos presupuestarios subsecuentes;

25 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

V. Efectuar las evaluaciones de los programas presupuestarios en los siguientes términos:

a)	Por sí mismas, o

b)

A través de personas físicas y morales especializadas y con experiencia probada en la materia que corresponda evaluar, instituciones académicas y de investigación, u organismos especializados, de carácter nacional o internacional, que cuenten con reconocimiento y experiencia en las respectivas materias de los programas.

La ejecución y la supervisión de la evaluación, se deberán realizar por una unidad administrativa ajena a la operación del programa a evaluar y al ejercicio de los recursos presupuestarios, en los términos de las disposiciones aplicables.

En el supuesto a que se refiere el inciso b) de la presente fracción, las Dependencias y Entidades, además de realizar la contratación a través de una unidad administrativa ajena a la operación del programa a evaluar y al ejercicio de los recursos presupuestarios, deberán cubrir el costo de las evaluaciones con cargo a su presupuesto y conforme al mecanismo de pago que se determine. Asimismo, podrán realizar contrataciones para que las evaluaciones a que se refiere este párrafo abarquen varios ejercicios fiscales, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

El total de las erogaciones que, en su caso, se efectúen para realizar las diferentes etapas de las evaluaciones se deberá registrar de manera específica para su plena transparencia y rendición de cuentas;

VI. Publicar y dar transparencia a las evaluaciones, en los términos de las disposiciones aplicables.

Las Dependencias y Entidades deberán reportar el avance en el cumplimiento de las metas de los programas, los resultados de las evaluaciones y el grado de cumplimiento de los aspectos que sean susceptibles de mejora derivados de las mismas, en los Informes Trimestrales que correspondan, de conformidad con las disposiciones de la Secretaría y del Consejo Nacional de Evaluación de la Política de Desarrollo Social.

Dicha información será publicada en las respectivas páginas de Internet de las Dependencias y Entidades.

Por su parte, la Secretaría integrará la información relativa al avance de cumplimiento de metas de los indicadores, a los resultados de las evaluaciones y al seguimiento a los aspectos que sean susceptibles de mejora. Asimismo, las Dependencias y Entidades publicarán dicha información en su página de Internet y la integrarán a los informes correspondientes en términos de las disposiciones aplicables.

La Secretaría deberá publicar trimestralmente en su página de Internet los avances en el cumplimiento de los aspectos que sean susceptibles de mejora que deriven de las evaluaciones contempladas en los programas anuales de evaluación.

Para tal efecto, el Consejo Nacional para la Evaluación de la Política de Desarrollo Social remitirá a la Secretaría la información derivada de las evaluaciones que haya coordinado, dentro de los 10 días naturales siguientes al término del trimestre que se informa, en la forma que para tal efecto determine la Secretaría.

La Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social establecerán los modelos de términos de referencia y demás elementos particulares que se requieran para las evaluaciones y coordinarán el proceso correspondiente, de conformidad con las disposiciones aplicables y sus competencias respectivas;

26 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

VII. La Cámara de Diputados, a través de las comisiones, la Auditoría y los centros de estudios correspondientes que lo soliciten, en los términos previstos en las disposiciones aplicables, tendrán acceso a la información relativa a los instrumentos de seguimiento del desempeño de los programas, al seguimiento del avance de cumplimiento de las metas de los indicadores de los programas, y a las evaluaciones realizadas, misma que será pública y estará disponible en las respectivas páginas de Internet de las Dependencias o Entidades correspondientes.

La Secretaría definirá los criterios específicos a seguir al respecto y proporcionará capacitación y asistencia técnica para que las instancias de la Cámara de Diputados que lo soliciten puedan llevar a cabo directamente las consultas y la generación de los reportes que requieran, con base en la información disponible en el sistema correspondiente;

VIII. La Secretaría podrá apoyar a las entidades federativas y, por conducto de éstas, a los municipios y demarcaciones territoriales de la Ciudad de México, en materia de planeación, programación, presupuesto, contabilidad y sistemas, así como para instrumentar la evaluación del desempeño, de conformidad con los artículos 134 de la Constitución Política de los Estados Unidos Mexicanos, 85 y 110 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, 49 de la Ley de Coordinación Fiscal y 80 de la Ley General de Contabilidad Gubernamental;

IX. Implantar mecanismos para innovar y modernizar el funcionamiento organizacional y el proceso de presupuesto y gasto público, con el objeto de que la información obtenida del seguimiento del cumplimiento de las metas de los indicadores de los programas, de las evaluaciones realizadas a los programas, y del seguimiento a los resultados de éstas, se utilice gradualmente en las decisiones presupuestarias y en la gestión de los programas. Lo anterior será coordinado por la Secretaría;

X. Capacitar y coadyuvar a la especialización de los servidores públicos involucrados en las funciones de planeación, evaluación, coordinación de las políticas y programas, así como de programación y presupuesto, para impulsar una mayor calidad del gasto público con base en el presupuesto basado en resultados y la evaluación del desempeño;

XI. Publicar en las páginas de Internet de cada Dependencia o Entidad, para dar transparencia, todas las evaluaciones, estudios y encuestas, que con cargo a recursos fiscales hagan las Dependencias y Entidades, aun cuando no sean parte del Programa Anual de Evaluación, y

XII. Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, a más tardar a los 20 días naturales posteriores al término del segundo trimestre de 2024, deberán enviar, en los términos que establezca la Secretaría y mediante el sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, informes definitivos sobre el ejercicio, destino, resultados y, en su caso, reintegros, de los recursos federales que les fueron transferidos durante 2023. Lo anterior, sin perjuicio de la información que deben reportar al finalizar cada trimestre de 2024.

La Secretaría deberá incluir en el segundo Informe Trimestral la información definitiva anual a que hace referencia el párrafo anterior.

Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México serán responsables de la información de su competencia que se entregue a la Secretaría, incluyendo su veracidad y calidad.

27 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

TÍTULO CUARTO

DE LA OPERACIÓN DE LOS PROGRAMAS

CAPÍTULO I

Disposiciones generales

Artículo 28. Los programas que deberán sujetarse a reglas de operación son aquéllos señalados en el Anexo 25 de este Decreto. El Ejecutivo Federal por conducto de la Secretaría, podrá incluir otros programas que, por razones de su impacto social, deban sujetarse a reglas de operación. Para tal efecto, se deberá observar lo siguiente:

I. Las reglas de operación de los programas federales deberán sujetarse a los siguientes criterios generales:

a)	Deberán ser simples, precisas y de fácil acceso para los beneficiarios;

b)

Se procurará que la ejecución de las acciones correspondientes a los programas federales que por su naturaleza así lo permitan, sea desarrollada por los órdenes de gobierno más cercanos a la población, debiendo reducir al mínimo indispensable los gastos administrativos y de operación del programa respectivo; los gobiernos municipales deberán llevar un registro de beneficiarios y realizar el seguimiento para verificar la efectividad y coadyuvar en la evaluación de las acciones;

c)	Se deberán tomar en cuenta las características de las diferentes regiones socioeconómicas del país;

d)	Se deberán considerar las características sociales, económicas y culturales de la población objetivo;

e)	Preverán que las aportaciones acordadas se realicen oportunamente y sean ejercidas de inmediato;

f)	Se promoverá una calendarización eficiente para el ejercicio de los recursos federales respectivos;

g)	Se asegurará la transparencia en la distribución, aplicación y comprobación de recursos;

h)

Se promoverán los principios de igualdad, no discriminación, interés superior de la niñez, integridad, integración familiar, igualdad de género, inclusión social de las personas con discapacidad, libre determinación de las comunidades indígenas, protección al medio ambiente, protección a la vida, salud e integridad de las personas, incluyendo el fomento a las condiciones necesarias para que la libertad e igualdad de las personas sean reales y efectivas, según corresponda;

i)	Darán prioridad en la asignación presupuestaria a las acciones para la atención de niñas, niños y adolescentes, personas con discapacidad permanente y a los pueblos indígenas;

j)	Se promoverán mecanismos para facilitar a los mexicanos repatriados, el acceso a los beneficios de los programas y garantizar su atención y protección de manera prioritaria;

k)

Deberán promover la eliminación de aquellos obstáculos que limiten el ejercicio de los derechos e impidan el pleno desarrollo de las personas, así como su efectiva participación en la vida política, económica, cultural y social del país y promoverán la participación de las autoridades de los demás órdenes de Gobierno y de los particulares en la eliminación de dichos obstáculos;

28 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

l)	En ningún caso se podrá etiquetar o predeterminar de manera específica recursos a determinadas personas físicas o morales u otorgarles preferencias o ventajas sobre el resto de la población objetivo;

m)	Se promoverá la transparencia y acceso a la información pública, así como la eficiencia y eficacia de los recursos públicos, y

n)	Se promoverá el establecimiento de una estructura informática que permita homologar la información proveniente de los datos de los beneficiarios de los programas, y

II. Las Dependencias y Entidades que tengan a su cargo dichos programas deberán observar las siguientes disposiciones para fomentar la transparencia de los mismos:

a)

La papelería y documentación oficial para los programas deberán incluir la siguiente leyenda: “Este programa es público, ajeno a cualquier partido político. Queda prohibido el uso para fines distintos a los establecidos en el programa”.

Todo el gasto en comunicación social relacionado con la publicidad que se adquiera para estos programas, por parte de las Dependencias y Entidades, así como aquél relacionado con los recursos presupuestarios federales que se transfieran a las entidades federativas, municipios y las demarcaciones territoriales de la Ciudad de México, que se aplique a través de anuncios en medios electrónicos, impresos, complementarios o de cualquier otra índole, deberá señalar que se realiza con los recursos federales aprobados en este Presupuesto de Egresos y restringirse a lo establecido en el artículo 10 de este Decreto;

b)

Publicar en sus respectivas páginas de Internet el padrón de beneficiarios para los programas sujetos a reglas de operación, que deberá incluir nombre o razón social del beneficiario, municipio, entidad federativa y monto del apoyo otorgado o bien entregado;

c)

Poner a disposición del público en general un medio de contacto directo, en el cual se proporcione asesoría sobre el llenado de los formatos y sobre el cumplimiento de los requisitos y trámite que deben observarse para obtener los recursos o los beneficios de los programas, y

d)

Las reglas de operación, los formatos, las solicitudes y demás requisitos que se establezcan para obtener los recursos o los beneficios de los programas; los indicadores de desempeño de los programas, y los medios de contacto de las unidades responsables de los mismos deberán estar disponibles en las páginas de Internet de las Dependencias y Entidades.

La Secretaría publicará en el portal electrónico de transparencia en materia presupuestaria la información que permita identificar las características de cada programa federal con base en sus reglas de operación. Para efecto de lo anterior, las Dependencias y Entidades remitirán a la Secretaría la información relacionada con las reglas de operación de los programas federales a su cargo, así como las modificaciones a las mismas, en los términos que la Secretaría determine.

Queda estrictamente prohibida la utilización de los programas de apoyo para promover o inducir la afiliación de la población objetivo a determinadas asociaciones o personas morales.

Para la entrega de los apoyos a la población objetivo de los programas de subsidios en numerario, las Dependencias y Entidades deberán promover la inclusión financiera mediante el uso de cuentas bancarias personales, preferentemente a través del Banco del Bienestar, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, de conformidad con lo previsto en el artículo 67 de la Ley General de Contabilidad Gubernamental.

29 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 29. Las Dependencias y Entidades que tengan a su cargo programas sujetos a reglas de operación deberán observar las siguientes disposiciones para asegurar la aplicación eficiente, eficaz, oportuna y equitativa de los recursos públicos asignados a los mismos:

I. Publicar en sus páginas de Internet los plazos de respuesta a las solicitudes que reciban. Los rechazos deberán estar fundados y motivados;

II. Tratándose de facultades concurrentes, cuando el Ejecutivo Federal por conducto de la Dependencia competente y las entidades federativas decidan suscribir convenios de coordinación en términos de la Ley de Planeación, éstos deberán celebrarse en condiciones de oportunidad y certeza para beneficio de la población objetivo. Dichos convenios especificarán como mínimo: los programas a que se refieren, las zonas dentro de la respectiva entidad federativa a que se destinarán los recursos, las aportaciones monetarias de cada parte y su calendarización.

El Gobierno Federal y los gobiernos estatales, previa opinión de los Comités de Planeación para el Desarrollo o su equivalente, y dentro del marco del Convenio de Coordinación respectivo, decidirán a qué orden de gobierno corresponde la ejecución de los programas de acuerdo con la naturaleza de cada uno de ellos y a las características de las zonas donde se van a aplicar los programas, para lograr el mejor desarrollo e impacto social de los mismos, y

III. Brindar asesoría a los municipios y demarcaciones territoriales de la Ciudad de México para la integración de los expedientes técnicos que, en su caso, requiera el programa, especialmente a los que se encuentran en condiciones de muy alta y alta marginación.

Artículo 30. Las Dependencias y Entidades que tengan a su cargo programas presupuestarios considerados por el Consejo Nacional de Evaluación de la Política de Desarrollo Social como programas o acciones federales de desarrollo social deberán enviar a la Secretaría, en los términos y plazos que esta disponga, información sobre su población potencial, población objetivo y población atendida, misma que hará pública en el portal electrónico de transparencia en materia presupuestaria.

CAPÍTULO II

De los criterios específicos para la operación de los programas

Artículo 31. Los programas de subsidios del Ramo Administrativo 20 Bienestar se destinarán, en las entidades federativas, en los términos de las disposiciones aplicables, exclusivamente a la población en condiciones de pobreza, de vulnerabilidad, de adultos mayores, de rezago y de marginación, de acuerdo con los criterios que defina el Consejo Nacional de Población y a las evaluaciones del Consejo Nacional de Evaluación de la Política de Desarrollo Social, en los programas que resulten aplicables y la Declaratoria de las Zonas de Atención Prioritaria formulada por la Cámara de Diputados, mediante acciones que promuevan la superación de la pobreza a través de la educación, la salud, la alimentación, la generación de empleo e ingreso, autoempleo y capacitación; protección social y programas asistenciales; y el fomento del sector social de la economía; conforme lo establece el artículo 14 de la Ley General de Desarrollo Social, y tomando en consideración los criterios que propongan las entidades federativas.

Para estos fines, el Ramo Administrativo 20 Bienestar considera los programas establecidos en el Anexo 25 para dicho ramo.

En los términos de los convenios de coordinación suscritos entre el Ejecutivo Federal, a través de la Secretaría de Bienestar, y los gobiernos de las entidades federativas se impulsará el trabajo corresponsable en materia de superación de pobreza, vulnerabilidad, rezago y marginación y se promoverá el desarrollo humano, familiar, comunitario y productivo.

30 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Estos instrumentos promoverán que las acciones y recursos dirigidos a la población en situación de pobreza se efectúen en un marco de coordinación de esfuerzos, manteniendo en todo momento el respeto a los órdenes de gobierno, así como el fortalecimiento del respectivo Comité de Planeación para el Desarrollo Estatal.

Derivado de estos instrumentos se suscribirán acuerdos y convenios específicos y anexos de ejecución en los que se establecerán: la distribución de los recursos de cada programa o región de acuerdo con sus condiciones de rezago, marginación y pobreza, indicando en lo posible la asignación correspondiente a cada municipio; las atribuciones y responsabilidades de la Federación, las entidades federativas y municipios, y las asignaciones presupuestarias de los órdenes de gobierno en que concurran en sujeción a los programas concertados.

Los convenios a que se refiere este artículo, deberán ser publicados en el Diario Oficial de la Federación y en el correspondiente medio oficial de difusión de la entidad federativa que corresponda, dentro de los 15 días hábiles siguientes a la fecha en que queden íntegramente suscritos.

A efecto de fortalecer la formulación, ejecución e instrumentación de programas, acciones e inversiones en materia de desarrollo social, se promoverá la celebración de convenios, acuerdos o bases de coordinación interinstitucional entre las Dependencias y Entidades.

Las faltas de comprobación, desviaciones, incumplimiento a los convenios o acuerdos, o incumplimiento en la entrega oportuna de la información relativa a avances y metas alcanzadas, deberán ser informadas a la Función Pública o a la Secretaría de Bienestar en el ámbito de sus respectivas competencias. Esta última dependencia, después de escuchar la opinión del gobierno de la entidad federativa, podrá suspender la radicación de los recursos federales e inclusive solicitar su reintegro, sin perjuicio de lo establecido en las disposiciones aplicables.

Para el control de los recursos que se asignen a las entidades federativas, el Ejecutivo Federal convendrá con los gobiernos respectivos, los programas o las actividades que permitan garantizar el cumplimiento de las disposiciones aplicables.

Los ejecutores de los programas deberán informar trimestralmente a las entidades federativas y a la Secretaría de Bienestar los avances de ejecución físicos y financieros.

Artículo 32. El Programa Especial Concurrente para el Desarrollo Rural Sustentable se sujetará a los siguientes lineamientos para la distribución del gasto aprobado en este Presupuesto de Egresos:

I. Deberá abarcar políticas públicas orientadas a incrementar la producción, la productividad y la competitividad agroalimentaria y pesquera del país, a la generación del empleo rural y para las actividades pesqueras y acuícolas, a promover en la población campesina y de la pesca el bienestar, así como su incorporación al desarrollo nacional, dando prioridad a las zonas de alta y muy alta marginación y a poblaciones indígenas.

El presupuesto para el campo procurará fomentar el abasto de alimentos y productos básicos y estratégicos a la población, promoviendo su acceso a los grupos sociales menos favorecidos y dando prioridad a la producción nacional, a que se refiere el artículo 178 de la Ley de Desarrollo Rural Sustentable.

El presupuesto dirigido al campo deberá tener las siguientes características:

a)	Mejorar e incrementar la productividad, cerrando las brechas existentes;

31 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

b)	Potenciar la contribución de la agricultura al desarrollo de los territorios rurales y al bienestar de las personas que los habitan;

c)

Mejorar la capacidad de la agricultura para adaptarse al cambio climático, mitigar la emisión de gases de efecto invernadero y mejorar la utilización y preservación de los recursos naturales y la biodiversidad;

d)	Incrementar la contribución de la agricultura nacional a la seguridad alimentaria de todas las personas;

e)	Que permita la complementariedad de acciones con las demás Dependencias y Entidades;

f)	Que permita el desarrollo de proyectos productivos por etapas;

g)	Que se oriente prioritariamente hacia las pequeñas unidades de producción y al apoyo de los pequeños productores;

h)

Una agricultura más incluyente, pero con políticas diferenciadas para cada una de las regiones del país, al tiempo que se oriente prioritariamente hacia las pequeñas unidades de producción y al apoyo de los pequeños productores, e

i)	Que procuren la progresividad en el otorgamiento de los incentivos;

II. Los ramos administrativos que participan en el Programa Especial Concurrente para el Desarrollo Rural Sustentable continuarán con el sistema de rendición de cuentas sobre el destino de los recursos fiscales de los programas concurrentes, el cual incorpora los siguientes elementos: región geográfica, entidad federativa, municipio y localidad, actividad productiva, eslabón de la cadena de valor, concepto de apoyo, monto fiscal y fecha de otorgamiento, y la estratificación correspondiente;

III. Establecer como prioridades, entre otras, las siguientes:

a)

Incrementar la productividad, la inocuidad y el ingreso de los productores, apoyar en el combate a la pobreza, contribuyendo con la agricultura de autoconsumo a las familias pobres que habitan principalmente en las zonas rurales, en un marco de sustentabilidad, generación de oportunidades y que contribuya a la seguridad alimentaria;

b)

Se procurará que los recursos destinados a competitividad, se orienten principalmente a las pequeñas unidades de producción, que se dedican a los productos básicos y estratégicos a que se refiere el artículo 179 de la Ley de Desarrollo Rural Sustentable y otros productos básicos y estratégicos.

Dichos recursos se direccionarán una vez que se cuente con la estratificación de zonas y regiones productivas del país dando prioridad a las pequeñas unidades de producción;

c)

Apoyar a los productores para que apliquen las innovaciones y desarrollos tecnológicos disponibles y fortalezcan su vinculación con los centros de investigación, así como la transferencia de tecnología del país, mediante servicios de extensionismo que aseguren la incorporación del pequeño productor a las innovaciones tecnológicas que redunden en la mejora de la productividad;

d)	Ampliar la oferta de bienes y servicios públicos, particularmente en materia de infraestructura, investigación y desarrollo, capacitación, extensionismo rural e información;

e)

Contribuir a adaptar las actividades agropecuarias, acuícolas y pesqueras mediante acciones para prevenir, mitigar y atender los impactos del fenómeno del cambio climático, así como la oportuna prevención, administración y atención a riesgos climáticos, sanitarios y de mercado, considerando los potenciales productivos de cada región;

32 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

f)	Contribuir a la sustentabilidad de las actividades agropecuarias, pesqueras y acuícolas en lo referente al aprovechamiento responsable del agua y la tierra, y

g)	Contribuir a la sustentabilidad de las actividades agropecuarias, pesqueras y acuícolas en lo referente a los recursos genéticos;

IV. Propiciar la competitividad de los productos básicos y estratégicos, a que se refiere el artículo 179 de la Ley de Desarrollo Rural Sustentable, así como estrategias especiales para otros sistemas producto de alto impacto social;

V. Coadyuvar al impulso de la producción primaria, de los productos básicos y estratégicos señalados en la Ley de Desarrollo Rural Sustentable, entre otros, para el aprovisionamiento de insumos básicos y apoyo a paquetes tecnológicos;

VI. Impulsar la producción y productividad en el sector mediante el fomento de proyectos integrales que consideren la tecnificación del riego y el uso de insumos (semillas, fertilizantes, biofertilizantes y prácticas agrícolas sustentables, entre otros);

VII. Los recursos destinados a fortalecer el medio ambiente buscarán que se beneficie prioritariamente a los territorios ejidales, comunales y privados de los pequeños productores;

VIII. Se fortalecerán las obras de tecnificación de riego para aumentar la producción y productividad, dando prioridad a las pequeñas unidades de producción, y

IX. Las autoridades fiscales pondrán a disposición de las Dependencias y Entidades encargadas del otorgamiento de subsidios y estímulos, herramientas tecnológicas que permitan la consulta sobre el cumplimiento de la obligación contenida dentro del artículo 32-D del Código Fiscal de la Federación. En las reglas de operación de los Programas Federales del Ramo 08 Agricultura y Desarrollo Rural, se deberá establecer que la consulta referida la hará directamente la Secretaría de Agricultura y Desarrollo Rural y no el beneficiario.

Artículo 33. La ejecución y operación de la prestación gratuita de servicios de salud, medicamentos y demás insumos asociados para las personas sin seguridad social deberán sujetarse a lo establecido por la Ley General de Salud, a las disposiciones reglamentarias de dicha Ley, a las disposiciones previstas en los transitorios Vigésimo y Vigésimo Tercero de la Ley de Ingresos, así como, en su caso, a las disposiciones de carácter general o específicas que emitan la Secretaría de Salud, Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR), o las Entidades competentes, en el ámbito de sus respectivas atribuciones.

Artículo 34. La Secretaría de Educación Pública será responsable de emitir las reglas de operación de sus programas sujetos a las mismas, de acuerdo con lo dispuesto en el artículo 77 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, las cuales contendrán, entre otras reglas, las siguientes:

I. Los recursos destinados a programas educativos deberán ser ejercidos exclusivamente por las autoridades educativas, tanto federales como estatales;

II. Las instituciones educativas contarán con un listado exhaustivo que contenga el personal comisionado a actividades sindicales. La Secretaría de Educación Pública enviará dichos listados a la Cámara de Diputados, y

33 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

III. En ningún caso podrán existir nóminas o partidas confidenciales. Los recursos públicos otorgados a las instituciones educativas que sean usados para el pago de nóminas deberán ejercerse en el marco de la transparencia y rendición de cuentas, por lo que los beneficiarios de dichos programas deberán reportar a la Secretaría de Educación Pública los montos pagados a cada trabajador.

La Secretaría de Educación Pública, antes del 31 de enero, emitirá las convocatorias para el concurso de los diversos fondos aprobados, respecto de los programas a que se refiere este artículo, con la excepción de los que estén sujetos a los calendarios escolares específicos.

Artículo 35. Los programas destinados a educación media superior y superior, deberán contener las siguientes disposiciones:

I. La Secretaría de Educación Pública al diseñar los programas deberá enviar a la Cámara de Diputados un informe sobre cómo dichos programas disminuirán los rezagos de cobertura y absorción en educación media superior y superior en las diversas regiones del país;

II. Las entidades federativas deberán enviar, de manera trimestral, informes tanto a la Cámara de Diputados, como a la Secretaría de Educación Pública, sobre la aplicación de fondos para la operación de los subsistemas de educación media superior y superior;

III. Las instituciones públicas de educación superior estarán obligadas a la práctica de auditoría externa de su matrícula, debiendo enviar los resultados de ésta, así como un informe semestral específico sobre la ampliación de la misma, tanto a la Cámara de Diputados como a la Secretaría de Educación Pública, y

IV. Las instituciones públicas federales y estatales de educación media superior y superior pondrán a disposición de la sociedad la información sobre la aplicación y uso de los recursos recibidos a través de este Presupuesto de Egresos. En el marco de la legislación en materia de transparencia y acceso a la información pública y, en su caso, la ley local respectiva, las instituciones incorporarán en su página de Internet la información relacionada con los proyectos y los montos autorizados. En particular, el registro, la asignación, los avances técnicos, académicos o ambos, y el seguimiento del ejercicio de recursos, manteniendo la información actualizada con periodicidad trimestral.

La información a que se refiere este artículo deberá estar disponible de manera permanente y actualizada en la página de Internet de la Secretaría de Educación Pública, la cual deberá enviar dicha información a la Secretaría de manera trimestral.

De conformidad con los Lineamientos Operativos que sean emitidos por la Secretaría de Educación Pública, el otorgamiento de subsidios para organismos descentralizados estatales, conforme al programa presupuestario correspondiente, estará condicionado a que las entidades federativas aporten la parte que les corresponda con cargo a sus presupuestos autorizados.

TÍTULO QUINTO

OTRAS DISPOSICIONES PARA EL EJERCICIO FISCAL

CAPÍTULO ÚNICO

Artículo 36. Con el objeto de impulsar la cultura del pago por suministro de agua en bloque en los Distritos de Riego y mejorar la infraestructura de riego, el Ejecutivo Federal, a través de la Comisión Nacional del Agua, devolverá a los Distritos de Riego que estén al corriente en sus pagos, un importe de recursos equivalente a las cuotas que se generen en el presente ejercicio fiscal, los cuales se destinarán en un 65 por ciento a la conservación y mantenimiento de los canales y drenes menores; 25 por ciento a la conservación de la red mayor, canales y drenes principales; 8 por ciento al mantenimiento de las obras de cabeza, y 2 por ciento a la supervisión y gasto de operación.

34 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 37. Los programas de la Secretaría de Educación Pública, destinados a fomentar la expansión de la oferta educativa Primera Infancia, Media Superior y Superior, establecerán mecanismos que permitan disminuir el rezago en el índice de cobertura en aquellas entidades federativas que estén por debajo del promedio nacional.

La Secretaría de Educación Pública deberá informar a la Cámara de Diputados, sobre la estructura de los programas destinados a fomentar la expansión de la oferta educativa a los que hace referencia el párrafo anterior, su distribución y metas de mediano y largo plazo, a más tardar el 31 de marzo.

Los recursos federales que reciban las universidades e instituciones públicas de educación media superior y superior, incluyendo subsidios, estarán sujetos a la fiscalización que realice la Auditoría en términos de lo establecido en la Ley de Fiscalización y Rendición de Cuentas de la Federación, y se rendirá cuenta sobre el ejercicio de los mismos en los términos de las disposiciones aplicables, detallando la información siguiente:

I. Los programas a los que se destinen los recursos y el cumplimiento de las metas correspondientes;

II. El costo de nómina del personal docente, no docente, administrativo y manual, identificando las distintas categorías y los tabuladores de remuneraciones por puesto, responsabilidad laboral y su lugar de ubicación;

III. Desglose del gasto corriente destinado a su operación;

IV. Los estados de situación financiera, analítico, así como el de origen y aplicación de recursos públicos federales, y

V. La información sobre matrícula de inicio y fin de cada ciclo escolar.

De conformidad con la Ley General de Contabilidad Gubernamental, así como con los lineamientos que emita en la materia el Consejo Nacional de Armonización Contable, las universidades e instituciones públicas de educación media superior y superior llevarán el registro y la vigilancia de los activos, pasivos corrientes y contingentes, ingresos, gastos y patrimonio.

Las universidades e instituciones públicas de educación media superior y superior a que se refiere este artículo entregarán a la Secretaría de Educación Pública la información señalada en el mismo, a más tardar a los 15 días naturales posteriores a la conclusión del trimestre que corresponda. Dicha Secretaría entregará esta información a la Cámara de Diputados y la publicará en su página de Internet, a más tardar a los 30 días naturales posteriores al periodo correspondiente.

Las autoridades correspondientes para aplicar dichos recursos verificarán que el personal de cada una de las universidades e instituciones de educación media superior y superior públicas, cumplan con sus obligaciones en términos de los contratos laborales correspondientes realizándose, en su caso, la compulsa entre las nóminas y los registros de asistencia.

La Secretaría de Educación Pública enviará la información a que se refiere este artículo a la Secretaría dentro de los 10 días hábiles posteriores a que aquélla la reciba.

Artículo 38. Las sanciones económicas que, en su caso, aplique el Instituto Nacional Electoral derivado del régimen disciplinario de los partidos políticos durante 2024, serán concentradas a la Tesorería de la Federación dentro de los 30 días naturales siguientes a la fecha en que se realice el pago

35 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

o se haga efectivo el descuento. Los recursos obtenidos por este concepto serán destinados en los términos de las disposiciones aplicables al Ramo 38 para el Consejo Nacional de Humanidades, Ciencias y Tecnologías y deberán destinarse a actividades sustantivas; dichos recursos no podrán ejercerse en servicios personales y su ejercicio y destino deberá reportarse en los Informes Trimestrales.

Con el propósito de que el Consejo Nacional de Humanidades, Ciencias y Tecnologías cuente con los recursos presupuestarios necesarios para cumplir con los objetivos de los programas S190 Becas de posgrado y apoyos a la calidad y S191 Sistema Nacional de Investigadores, previo a incrementar el número de la población objetivo elegible de los programas antes referidos, el Consejo deberá obtener el dictamen de suficiencia presupuestaria que emita la Secretaría.

Artículo 39. El Ejecutivo Federal, por conducto de la Secretaría, con la participación que corresponda al Consejo Nacional de Armonización Contable, establecerá los términos y condiciones para la distribución del fondo previsto en este Presupuesto de Egresos, para el otorgamiento de subsidios a las entidades federativas y a los municipios para la capacitación y profesionalización de las unidades administrativas competentes en materia de contabilidad gubernamental, así como para la modernización de tecnologías de la información y comunicaciones que permitan el cumplimiento de la armonización contable de los tres órdenes de gobierno conforme a lo dispuesto en la Ley General de Contabilidad Gubernamental.

Las disposiciones a que se refiere el párrafo anterior deberán ser publicadas en el Diario Oficial de la Federación, a más tardar dentro del primer trimestre del año.

El Consejo Nacional de Armonización Contable, a más tardar el último día hábil de diciembre, deberá publicar en su página de Internet un reporte especial sobre la aplicación de los recursos del fondo a que hace referencia el presente artículo, así como:

I. El monto de los subsidios otorgados a cada una de las entidades federativas y municipios;

II. El tipo y alcances de los subsidios federales otorgados, y

III. Los avances y resultados reportados por las entidades federativas y municipios.

Transitorios

Primero. El presente Decreto entrará en vigor el primero de enero del año 2024.

Segundo. Las disposiciones administrativas emitidas con base en lo dispuesto en los Decretos de Presupuesto de Egresos de la Federación de ejercicios fiscales anteriores, que se encuentren vigentes hasta antes de la entrada en vigor del presente Decreto, continuarán aplicándose en lo que no se opongan a éste, hasta en tanto no se emitan nuevas disposiciones administrativas que las reformen o abroguen.

Tercero. Se faculta al Ejecutivo Federal, a través de la Secretaría, para que emita las autorizaciones que correspondan, a efecto de que las Dependencias y Entidades realicen las adecuaciones o los traspasos de recursos humanos, financieros y materiales, incluyendo bienes muebles e inmuebles, que sean necesarios como consecuencia de reformas jurídicas que tengan por objeto la creación o modificación de la estructura administrativa de cualquier Dependencia, Entidad, o cambio de sector en los casos que corresponda, reportando las mismas en los Informes Trimestrales.

Con la finalidad de garantizar y dar continuidad a las acciones de gobierno, las Dependencias, Entidades y unidades administrativas que se encuentren en proceso de readscripción o modificación de sus programas, podrán continuar su operación en la estructura organizacional y presupuestaria en la que se encuentren a la entrada en vigor del presente Decreto, hasta en tanto no se realice la transferencia de recursos humanos, financieros y materiales o se modifiquen sus programas.

36 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Las Dependencias y Entidades deberán realizar las adecuaciones que sean necesarias para transferir los recursos fiscales y las estructuras orgánicas y ocupacionales respecto de las unidades responsables que cambiaron de adscripción o se encuentren en proceso de readscripción como consecuencia de reformas jurídicas.

Cuarto. Los recursos del Fondo de Aportaciones para la Educación Tecnológica y de Adultos correspondientes a las entidades federativas que no hayan suscrito los convenios a los que hace referencia el artículo 42 de la Ley de Coordinación Fiscal deberán ser transferidos del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios al Ramo 11 Educación Pública, a fin de que a través de éste se transfieran para esos mismos fines a dichas entidades federativas. Lo anterior, hasta en tanto sean suscritos los convenios de coordinación respectivos.

Quinto. Las entidades federativas deberán notificar y realizar la entrega de los recursos federales que correspondan a los municipios o demarcaciones territoriales de la Ciudad de México, en los plazos y términos que establecen las leyes federales aplicables, el Presupuesto de Egresos, y en el caso de programas de subsidios o gasto reasignado, conforme a lo previsto en los convenios que celebren con las Dependencias y Entidades que les transfieran recursos federales.

Las entidades federativas no podrán establecer requisitos adicionales ni realizar acciones u omisiones que impidan el ejercicio eficiente, eficaz y oportuno de los recursos públicos que por su conducto se transfieran a los municipios y, en su caso, a las demarcaciones territoriales de la Ciudad de México.

Las entidades federativas, por conducto de sus secretarías de finanzas o sus equivalentes, deberán hacer pública la información relativa a la fecha y el monto de las transferencias de recursos federales que deriven de los proyectos aprobados en el Presupuesto de Egresos, realizadas a sus municipios o demarcaciones territoriales de la Ciudad de México, a través de sus respectivas páginas oficiales de Internet, dentro de los 10 días naturales siguientes a la fecha en que los recursos correspondientes hayan sido efectivamente depositados en las cuentas bancarias específicas de los municipios o demarcaciones territoriales, incluyendo el número de identificación de la transferencia.

El incumplimiento a lo previsto en la presente disposición, incluyendo el destino de los recursos correspondientes, será sancionado por las autoridades competentes en los términos de la legislación aplicable, sin perjuicio de las responsabilidades de carácter civil, administrativo o penal que, en su caso, se determinen.

Los municipios y, en su caso, las demarcaciones territoriales de la Ciudad de México serán responsables de la correcta integración de la información técnica, así como del destino, ejercicio, registro y comprobación de los recursos que les transfieran las entidades federativas respectivas, conforme a lo señalado en este artículo.

Sexto. Para el ejercicio 2024, en cumplimiento a lo establecido en las disposiciones jurídicas aplicables, la Secretaría de Bienestar publicará los Lineamientos del Fondo de Aportaciones para la Infraestructura Social, a más tardar el último día del mes de febrero, los cuales podrán determinar que hasta un 60 por ciento de los recursos que de dicho Fondo correspondan a las entidades federativas y los municipios o demarcaciones territoriales de la Ciudad de México, se destinen a la realización de acciones de carácter complementario en materia de obras de urbanización, pavimentación, caminos rurales, puentes, obras de reconstrucción y carreteras, conforme a los criterios que se establezcan en los referidos lineamientos.

37 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Séptimo. Los ejecutores de gasto deberán cubrir con cargo a sus presupuestos autorizados los compromisos u obligaciones que deriven de las determinaciones o las resoluciones emitidas por la autoridad jurisdiccional competente. Para efectos de lo anterior, los ejecutores de gasto deberán ajustar sus presupuestos para el cumplimiento de sus obligaciones, sin que ello implique ampliaciones a los mismos.

Octavo. Las Dependencias y Entidades llevarán a cabo las acciones que correspondan para que la entrega de los subsidios y apoyos a la población objetivo se realice de manera directa a través de la Tesorería de la Federación, en forma electrónica mediante transferencia de recursos para su depósito en las cuentas bancarias de los mismos, salvo que se esté en alguno de los supuestos de excepción regulados en la Ley de Tesorería de la Federación, su Reglamento y demás disposiciones aplicables, o bien, que la Secretaría autorice que se efectúe de manera distinta. Lo anterior, sin perjuicio de lo señalado en el artículo 28, último párrafo, del presente Decreto.

Noveno. Las Dependencias y Entidades que reciban recursos para llevar a cabo acciones preventivas y/o para la atención de los desastres naturales, continuarán siendo las responsables de destinar y ejercer los mismos para los fines para los cuales fueron autorizados; dar el seguimiento a la ejecución de las obras y acciones que éstas contraten y al cumplimiento del calendario de ejecución en los términos y plazos establecidos, y contar con la documentación justificativa y comprobatoria de las erogaciones. Asimismo, en la contratación de las obras de reconstrucción, los ejecutores de gasto deberán prever el establecimiento de medidas de mitigación que reduzcan su vulnerabilidad ante futuras amenazas.

Décimo. Los recursos del fondo a que se refiere el artículo 64 de la Ley General de Educación Superior, así como los del fondo referido en el Décimo Séptimo transitorio de la Ley General de Educación, este último en correlación con los diversos 113, fracción XXI, de la Ley General de Educación y 107 de la Ley General del Sistema para la Carrera de las Maestras y los Maestros se podrán administrar mediante los fideicomisos públicos federales sin estructura que respectivamente se constituyan para tales efectos, en términos de las disposiciones jurídicas aplicables.

Décimo Primero. Los recursos a que se refiere el Séptimo transitorio de la Ley de Ingresos deberán ser reportados en los Informes Trimestrales, en términos de las disposiciones aplicables.

En el supuesto de que los recursos a que se refiere el párrafo anterior se destinen para mejorar la infraestructura de las entidades federativas en términos del Séptimo transitorio de la Ley de Ingresos, la Secretaría, con sujeción a las disposiciones aplicables, podrá establecer en los convenios que celebre con las mismas, la aportación de recursos por parte de las entidades federativas para dar cumplimiento a los fines para los cuales se otorguen los recursos federales.

Décimo Segundo. Las obligaciones de carácter laboral y en materia de seguridad social de los trabajadores del Poder Judicial de la Federación, así como de sus pensionados y jubilados, deberán ser respetados íntegramente conforme a las disposiciones aplicables, por conducto de los órganos competentes del citado Poder y con cargo al presupuesto aprobado a los mismos.

Se garantizará que los pagos correspondientes a los trabajadores del Poder Judicial de la Federación se realicen en la forma y plazos previstos en las condiciones generales y demás normatividad aplicable, por lo que no podrá existir una reducción en el salario o en las prestaciones que conforme a derecho les correspondan. Tratándose de los mandos superiores del Poder Judicial de la Federación deberá observarse en todo caso lo previsto en el artículo 127, párrafo segundo, fracción II, de la Constitución Política de los Estados Unidos Mexicanos.

Décimo Tercero. Los aprovechamientos derivados de los enteros de recursos que concentren las universidades e instituciones públicas de educación superior en la Tesorería de la Federación con fecha posterior a la establecida en el artículo 54 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, respecto de recursos federales no ejercidos en ejercicios fiscales anteriores al 2024, se podrán destinar por la Secretaría a programas y proyectos de inversión en infraestructura educativa.

38 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Décimo Cuarto. Los recursos que se reintegren a la Tesorería de la Federación derivados de la extinción de los fideicomisos constituidos por el Poder Judicial de la Federación, a que se refiere el Decreto por el que se adiciona un segundo párrafo al artículo 224 de la Ley Orgánica del Poder Judicial de la Federación, publicado en el Diario Oficial de la Federación el 27 de octubre de 2023, se destinarán para atender los daños y desastres ocasionados por el huracán categoría 5 “Otis” en el Estado de Guerrero, en términos de lo previsto en el artículo 37 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables.

SALÓN DE SESIONES DE LA CÁMARA DE DIPUTADOS DEL HONORABLE CONGRESO DE LA UNIÓN. Ciudad de México, a 06 de noviembre de 2023.- Dip. Marcela Guerra Castillo, Presidenta.- Rúbrica.- Dip. Brenda Espinoza Lopez, Secretaria.- Rúbrica.

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 22 de noviembre de 2023.- Andrés Manuel López Obrador.- Rúbrica.- La Secretaria de Gobernación, Luisa María Alcalde Luján.- Rúbrica.

ANEXO 1. GASTO NETO TOTAL (pesos)

A: RAMOS AUTÓNOMOS		152,375,679,958
Gasto Programable
01	Poder Legislativo	16,760,629,404
	Cámara de Senadores	4,955,182,027
	Cámara de Diputados	8,982,854,381
	Auditoría Superior de la Federación	2,822,592,996
03	Poder Judicial	78,327,278,245
	Suprema Corte de Justicia de la Nación	5,787,183,598
	Consejo de la Judicatura Federal	68,917,261,195
	Tribunal Electoral del Poder Judicial de la Federación	3,622,833,452
22	Instituto Nacional Electoral	32,767,037,027
35	Comisión Nacional de los Derechos Humanos	1,722,143,661
41	Comisión Federal de Competencia Económica	687,866,026
43	Instituto Federal de Telecomunicaciones	1,680,000,000
44	Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	1,097,353,466
49	Fiscalía General de la República	19,333,372,129
RAMO: 40 INFORMACIÓN NACIONAL ESTADÍSTICA Y GEOGRÁFICA		14,245,298,738
	Instituto Nacional de Estadística y Geografía	14,245,298,738
RAMO: 32 TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA		3,304,534,515
	Tribunal Federal de Justicia Administrativa	3,304,534,515
B: RAMOS ADMINISTRATIVOS		2,203,622,456,634
Gasto Programable
02	Oficina de la Presidencia de la República	924,086,366
04	Gobernación	10,868,792,885

39 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

05	Relaciones Exteriores	9,994,473,186
06	Hacienda y Crédito Público	28,320,840,825
07	Defensa Nacional	259,433,804,766
08	Agricultura y Desarrollo Rural	74,109,572,158
09	Infraestructura, Comunicaciones y Transportes	85,688,296,039
10	Economía	3,960,433,717
11	Educación Pública 4/ 5/ 6/	439,017,942,697
12	Salud 1/	96,989,997,562
13	Marina	71,888,212,535
14	Trabajo y Previsión Social	28,603,160,722
15	Desarrollo Agrario, Territorial y Urbano	12,880,269,834
16	Medio Ambiente y Recursos Naturales	70,245,482,469
18	Energía	167,736,232,946
20	Bienestar	543,933,015,639
21	Turismo	1,973,687,679
27	Función Pública	1,636,585,246
31	Tribunales Agrarios	958,983,307
36	Seguridad y Protección Ciudadana	105,838,757,408
37	Consejería Jurídica del Ejecutivo Federal	164,491,682
38	Humanidades, Ciencias, Tecnologías e Innovación	33,170,745,272
45	Comisión Reguladora de Energía	285,506,948
46	Comisión Nacional de Hidrocarburos	247,551,341
47	Entidades no Sectorizadas	137,996,636,499
48	Cultura	16,754,896,906
C: RAMOS GENERALES		5,058,023,129,628
Gasto Programable
19	Aportaciones a Seguridad Social 2/ 3/	1,421,823,712,303
23	Provisiones Salariales y Económicas	176,855,812,087
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	82,518,485,922
33	Aportaciones Federales para Entidades Federativas y Municipios	984,484,482,632
Gasto No Programable
24	Deuda Pública	1,023,011,515,319
28	Participaciones a Entidades Federativas y Municipios	1,262,789,085,482
29	Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0
30	Adeudos de Ejercicios Fiscales Anteriores	44,050,600,000
34	Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	62,489,435,883
D: ENTIDADES SUJETAS A CONTROL PRESUPUESTARIO DIRECTO		1,821,779,724,136
Gasto Programable
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	475,829,006,741
GYR	Instituto Mexicano del Seguro Social	1,345,950,717,395
E: EMPRESAS PRODUCTIVAS DEL ESTADO		1,153,338,224,160
Gasto Programable
TYY	Petróleos Mexicanos (Consolidado)	481,464,309,333
TVV	Comisión Federal de Electricidad (Consolidado)	493,380,686,387

40 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Gasto No Programable
	Costo Financiero, que se distribuye para erogaciones de:	178,493,228,440
TYY	Petróleos Mexicanos (Consolidado)	143,341,241,552
TVV	Comisión Federal de Electricidad (Consolidado)	35,151,986,888
Neteo: Resta de: a) aportaciones ISSSTE; y, b) subsidios, transferencias y apoyos fiscales a las entidades de control directo y empresas productivas del Estado.		1,340,643,247,769

GASTO NETO TOTAL		9,066,045,800,000

1/

Incluye recursos dentro del programa presupuestario U012.- “Fortalecimiento de los Servicios Estatales de Salud”, para cubrir el pago de las previsiones que permitan mantener la homologación salarial del personal que fue regularizado y formalizado, y serán transferidos a las entidades federativas a través del Fondo de Aportaciones para los Servicios de Salud del Ramo 33.

2/

Los recursos relativos a los Laudos y Prestaciones que no estén directamente vinculadas a obligaciones decretadas en materia de seguridad social, no serán cubiertas con cargo a los recursos del Ramo 19 “Aportaciones a Seguridad Social”.

3/

Incluye recursos que serán transferidos al Instituto Mexicano del Seguro Social, para dar cumplimiento a lo publicado en el Diario Oficial de la Federación el 13 de marzo de 2020, por el que se emitió el Decreto por el que se otorgan ayudas extraordinarias con motivo del incendio ocurrido en la Guardería ABC.

4/

Incluye recursos para el Fondo Federal Especial que asegure los recursos económicos necesarios para garantizar la obligatoriedad de los servicios de Educación Superior, de conformidad con lo establecido en la reforma del artículo 3o. Constitucional publicada en el Diario Oficial de la Federación el 15 de mayo de 2019.

5/	Incluye 200 millones de pesos para el fortalecimiento de los servicios personales para las acciones de la expansión de la educación inicial.
6/

Se incluye para el fortalecimiento salarial, 1,500.0 millones de pesos para los Subsistemas de Educación Media Superior Estatales y 500.0 millones de pesos para el Colegio Nacional de Educación Profesional Técnica en las Entidades Federativas, como parte de la Estrategia 5 “Obligatoriedad y Gratuidad de Educación Media Superior”.

Respecto del Colegio Nacional de Educación Profesional Técnica en las Entidades Federativas, en los casos que resulte aplicable y previo dictamen, los recursos serán transferidos a las entidades federativas a través del fondo de FAETA Educación Tecnológica del Ramo 33.

ANEXO 2. GASTO CORRIENTE ESTRUCTURAL (pesos) */

Gasto Corriente Estructural	3,627,015,627,369

*/	La asignación corresponde a montos estimados con base en las reasignaciones determinadas por la H. Cámara de Diputados.

ANEXO 3. GASTOS OBLIGATORIOS (millones de pesos) */

Previsiones para Gastos Obligatorios	5,825,902.1
Previsiones para Gastos Obligatorios con Pensiones y Jubilaciones	7,324,940.7

*/	La asignación corresponde a montos estimados con base en las reasignaciones determinadas por la H. Cámara de Diputados.

ANEXO 4. EROGACIONES PLURIANUALES PARA PROYECTOS DE INFRAESTRUCTURA (millones de pesos)

En el presente ejercicio fiscal no se comprometerán proyectos de inversión en infraestructura a los que se refiere el artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos.	0.0

41 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 5. COMPROMISOS PLURIANUALES (millones de pesos)

Monto
Dependencias y Entidades (Recursos Fiscales)	71,134.31
Entidades de Control Directo	47,895.62
Empresas Productivas del Estado	344,814.31
Poder Judicial	2,164.56
Instituto Nacional Electoral	1,143.89
Comisión Nacional de los Derechos Humanos	112.16
Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	116.40

ANEXO 5.A. PROYECTOS DE ASOCIACIÓN PÚBLICO-PRIVADA (millones de pesos)

Con base en la fracción VI del artículo 3o. del Presupuesto de Egresos de la Federación, el monto máximo anual de gasto programable para los proyectos de asociación público-privada, asciende a la cantidad de $60,062.8 millones de pesos, de los cuales para el periodo 2023 se tiene estimado destinar un monto de $12,755.9 millones de pesos.

PROYECTOS DE ASOCIACIÓN PÚBLICO-PRIVADA	ENTIDAD FEDERATIVA	MONTO TOTAL DE INVERSIÓN1/	MONTO DE INVERSIÓN 2024 2/	PAGO ANUAL ESTIMADO 2024 3/

PROYECTOS AUTORIZADOS EN EJERCICIOS ANTERIORES		44,879.7	0.0	12,755.9
SECRETARÍA DE SEGURIDAD Y PROTECCIÓN CIUDADANA		4,478.5	0.0	0.0
Construcción, rehabilitación, adecuación, equipamiento y amueblado del Complejo Penitenciario Federal Papantla.	Veracruz	4,478.5	0.0	0.0
SECRETARÍA DE INFRAESTRUCTURA, COMUNICACIONES Y TRANSPORTES		26,633.1	0.0	8,454.3
Libramiento de la Carretera La Galarza-Amatitlanes	Puebla	1,267.1	0.0	135.8
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Querétaro - San Luis Potosí)	Querétaro, Guanajuato y San Luis Potosí	2,314.0	0.0	794.9
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Coatzacoalcos - Villahermosa)	Tabasco y Veracruz	2,630.3	0.0	772.0
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Matehuala - Saltillo) para el periodo 2017-2027	Nuevo León	2,002.4	0.0	740.5
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Pirámides-Tulancingo-Pachuca) para el periodo 2017-2027	Estado de México e Hidalgo	2,543.8	0.0	646.0
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Saltillo Monterrey Nuevo Laredo) para el periodo 2017-2027	Coahuila y Nuevo León	2,736.4	0.0	889.9
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Texcoco -Zacatepec) para el periodo 2017-2027	Estado de México, Tlaxcala y Puebla	1,721.4	0.0	727.5
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Arriaga-Tapachula) para el periodo 2018-2028.	Chiapas	4,545.4	0.0	1,519.2

42 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Campeche - Mérida) para el periodo 2018-2028.	Campeche y Yucatán	2,207.1	0.0	678.3
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP San Luis Potosí - Matehuala) para el periodo 2018-2028.	San Luis Potosí	2,211.2	0.0	845.6
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Tampico - Ciudad Victoria) para el periodo 2018-2028.	Tamaulipas	2,454.0	0.0	704.7
INSTITUTO MEXICANO DEL SEGURO SOCIAL		4,742.7	0.0	1,282.7
Construcción del Hospital General de Zona de 144 camas, en Bahía de Banderas, Nayarit	Nayarit	2,254.4	0.0	599.9
Construcción del Hospital General de Zona (HGZ) de 180 camas en la localidad de Tapachula, en el Estado de Chiapas	Chiapas	2,488.3	0.0	682.9
INSTITUTO DE SEGURIDAD Y SERVICIOS SOCIALES DE LOS TRABAJADORES DEL ESTADO		9,025.3	0.0	3,018.9
Construcción de una nueva Clínica Hospital en Mérida, Yucatán	Yucatán	1,286.9	0.0	318.7
Sustitución del Hospital General Dr. Daniel Gurría Urgell en Villahermosa, Tabasco	Tabasco	1,924.3	0.0	505.3
Sustitución del actual Hospital General “Aquiles Calles Ramírez” en Tepic, Nayarit	Nayarit	2,007.9	0.0	740.9
Nuevo Hospital General en la Delegación Regional Sur de la Ciudad de México	Ciudad de México	3,806.2	0.0	1,453.9

TOTAL		44,879.7	0.0	12,755.9

Cifras con IVA a pesos de 2024.

Montos de inversión contratados.

El monto de Inversión de los contratos de Asociación Público Privada se estableció en términos nominales.

Para los proyectos de Conservación Plurianual de la Red Federal de Carreteras de la Secretaría de Infraestructura, Comunicaciones y Transportes se consideran pagos anuales desde el inicio del proyecto, toda vez que la ejecución y operación comienzan simultáneamente.

1/	Monto total estimado en gasto de inversión del sector privado en infraestructura.
2/	Inversión estimada prevista por el sector privado para el 2024.
3/	Pagos anuales estimados por el Sector Público.

ANEXO 6. PROYECTOS DE INFRAESTRUCTURA PRODUCTIVA DE LARGO PLAZO (pesos)

6.A. Monto autorizado para proyectos aprobados en ejercicios fiscales anteriores de inversión directa e inversión condicionada

	Inversión Directa	Inversión Condicionada	Suma
Comisión Federal de Electricidad	488,705,989,837	225,265,037,163	713,971,027,000

6.B. Monto comprometido de proyectos de inversión directa autorizados en ejercicios fiscales anteriores

	Monto Autorizado	Monto Contratado	Monto Comprometido
Comisión Federal de Electricidad	470,478,147,160	400,982,497,997	140,242,774,963

43 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

6.C. Monto máximo de compromiso de proyectos de inversión condicionada autorizados en ejercicios fiscales anteriores

	Monto Autorizado	Monto Contratado	Máximo Comprometido
Comisión Federal de Electricidad	225,265,037,163	157,061,738,941	122,225,200,597

6.D. Previsiones para pago de amortizaciones y costo financiero de proyectos de inversión directa

	Inversión Física (Amortizaciones)	Costo Financiero	Suma
Comisión Federal de Electricidad	12,404,459,500	6,880,404,276	19,284,863,776

ANEXO 7. PREVISIONES SALARIALES Y ECONÓMICAS (pesos)

		Incremento a las percepciones	Creación de plazas	Otras medidas de carácter económico, laboral y contingente	Total
		I	II	III
Ramos Administrativos
02	Oficina de la Presidencia de la República	23,768,646	0	3,035,991	26,804,637
04	Gobernación	165,721,375	0	29,365,298	195,086,672
05	Relaciones Exteriores	54,425,920	0	11,208,856	65,634,776
06	Hacienda y Crédito Público	687,567,724	0	123,512,253	811,079,977
07	Defensa Nacional	2,682,652,210	2,422,065,660	863,746,560	5,968,464,430
08	Agricultura y Desarrollo Rural	326,229,839	0	73,310,376	399,540,215
09	Infraestructura, Comunicaciones y Transportes	382,954,082	0	84,482,508	467,436,591
10	Economía	92,735,882	0	23,506,671	116,242,553
11	Educación Pública	4,636,366,944	24,869,482	2,670,024,419	7,331,260,846
12	Salud	1,400,615,996	410,139,902	196,155,880	2,006,911,778
13	Marina	1,113,516,884	994,882,644	412,515,495	2,520,915,023
14	Trabajo y Previsión Social	82,478,103	0	22,362,089	104,840,192
15	Desarrollo Agrario, Territorial y Urbano	77,669,547	0	21,867,652	99,537,199
16	Medio Ambiente y Recursos Naturales	280,179,461	0	108,427,029	388,606,490
18	Energía	63,363,584	0	3,708,019	67,071,603
20	Bienestar	68,943,339	0	21,979,232	90,922,571
21	Turismo	30,041,568	0	8,526,864	38,568,432
27	Función Pública	65,783,198	0	5,895,861	71,679,059
31	Tribunales Agrarios	26,226,969	0	6,194,926	32,421,895
36	Seguridad y Protección Ciudadana	1,747,501,971	0	367,963,110	2,115,465,081
37	Consejería Jurídica del Ejecutivo Federal	5,927,252	0	326,366	6,253,618
38	Humanidades, Ciencias, Tecnologías e Innovación	243,177,916	0	90,800,704	333,978,619
45	Comisión Reguladora de Energía	7,170,085	0	380,788	7,550,873
46	Comisión Nacional de Hidrocarburos	7,323,969	0	211,200	7,535,169
47	Entidades no Sectorizadas	410,474,428	6,631,861,974	69,871,925	7,112,208,326

44 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

48	Cultura	241,711,131	0	15,697,225	257,408,355
Ramos Generales
23	Provisiones Salariales y Económicas */	21,841,109,343	11,027,710,863	4,366,403,005	37,235,223,211

*/	Para efectos de control presupuestario y eficiencia del gasto, la administración de estos recursos se considera en el Ramo General 23 Provisiones Salariales y Económicas.

ANEXO 8. COSTO FINANCIERO DE LA DEUDA Y OTRAS EROGACIONES (pesos)

Monto
Costo financiero de la deuda del Gobierno Federal incluido en el Ramo General 24 Deuda Pública	1,023,011,515,319
Costo financiero de la deuda de las empresas incluidas en el Anexo 1.E de este Decreto	178,493,228,440
Erogaciones incluidas en el Ramo General 29 Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0
Erogaciones incluidas en el Ramo General 34 Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	62,489,435,883
Obligaciones incurridas a través de los programas de apoyo a deudores	900
Obligaciones surgidas de los programas de apoyo a ahorradores	62,489,434,983

Total	1,263,994,179,642

ANEXO 9. MONTOS MÁXIMOS DE ADJUDICACIÓN MEDIANTE PROCEDIMIENTO DE ADJUDICACIÓN DIRECTA Y DE INVITACIÓN A CUANDO MENOS TRES PERSONAS, ESTABLECIDOS EN MILES DE PESOS, SIN CONSIDERAR EL IMPUESTO AL VALOR AGREGADO

Adquisiciones, Arrendamientos y Servicios
Presupuesto autorizado de adquisiciones, arrendamientos y servicios		Monto máximo total de cada operación que podrá adjudicarse directamente	Monto máximo total de cada operación que podrá adjudicarse mediante invitación a cuando menos tres personas
Mayor de	Hasta	Dependencias y Entidades	Dependencias y Entidades
	15,000	284	2,083
15,000	30,000	315	2,429
30,000	50,000	345	2,735
50,000	100,000	359	2,992
100,000	150,000	451	3,988
150,000	250,000	509	4,735
250,000	350,000	573	5,626
350,000	450,000	629	6,479
450,000	600,000	640	6,922
600,000	750,000	712	8,140
750,000	1,000,000	725	8,673
1,000,000	1,250,000	827	10,584
1,250,000	1,500,000	938	12,595
1,500,000	—	1,050	14,745

45 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Obras Públicas y Servicios Relacionados con las Mismas
Presupuesto autorizado para realizar obras públicas y servicios relacionados con las mismas		Monto máximo total de cada obra pública que podrá adjudicarse directamente	Monto máximo total de cada servicio relacionado con obra pública que podrá adjudicarse directamente	Monto máximo total de cada obra pública que podrá adjudicarse mediante invitación a cuando menos tres personas	Monto máximo total de cada servicio relacionado con obra pública que podrá adjudicarse mediante invitación a cuando menos tres personas
Mayor de	Hasta	Dependencias y Entidades	Dependencias y Entidades	Dependencias y Entidades	Dependencias y Entidades
	15,000	458	205	3,461	2,630
15,000	30,000	541	270	4,096	2,970
30,000	50,000	622	328	4,656	3,650
50,000	100,000	690	370	5,167	4,151
100,000	150,000	942	451	7,005	5,179
150,000	250,000	1,090	492	8,272	6,068
250,000	350,000	1,271	626	9,645	6,986
350,000	450,000	1,456	716	11,106	7,935
450,000	600,000	1,558	815	11,887	9,302
600,000	750,000	1,827	977	13,986	11,075
750,000	1,000,000	1,951	1,057	14,919	11,899
1,000,000	1,250,000	2,375	1,229	18,270	13,986
1,250,000	1,500,000	2,827	1,443	21,648	16,334
1,500,000	2,700,000	3,182	1,614	24,534	18,302
2,700,000	—	3,569	1,811	26,502	20,507

ANEXO 10. EROGACIONES PARA EL DESARROLLO INTEGRAL DE LOS PUEBLOS Y COMUNIDADES INDÍGENAS (pesos)

Ramo	Denominación	Monto

Total		153,343,625,318
04 Gobernación		16,955,525
	Conducción de la política interior	14,755,873
	Protección y defensa de los derechos humanos	2,199,652
08 Agricultura y Desarrollo Rural		11,632,793,707
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	570,000,000
	Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	1,350,000,000
	Precios de Garantía a Productos Alimentarios Básicos	1,002,735,999
	Fertilizantes	812,171,459
	Producción para el Bienestar	7,453,796,431
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	444,089,818
09 Infraestructura, Comunicaciones y Transportes		2,827,545,000
	Proyectos de construcción de carreteras alimentadoras y caminos rurales	1,073,520,000
	Conservación de infraestructura de caminos rurales y carreteras alimentadoras	1,404,025,000
	Estudios y proyectos de construcción de caminos rurales y carreteras alimentadoras	350,000,000

46 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

11 Educación Pública	21,592,115,647
Educación para Adultos (INEA)	103,649,079
Educación Inicial y Básica Comunitaria	933,851,292
Normar los servicios educativos	149,679,162
Programa de Becas de Educación Básica para el Bienestar Benito Juárez	13,963,532,410
Programa de Becas Elisa Acuña	1,795,364
La Escuela es Nuestra	1,332,842,218
Jóvenes Escribiendo el Futuro	1,170,107,449
Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	3,936,658,675
12 Salud	99,609,745
Rectoría en Salud	10,270,400
Prevención y control de enfermedades	41,527,575
Salud materna, sexual y reproductiva	47,811,770
15 Desarrollo Agrario, Territorial y Urbano	540,268,673
Procuración de justicia agraria	277,896,242
Programa de Atención de Conflictos Agrarios	30,796,130
Programa de Mejoramiento Urbano (PMU)	231,576,301
16 Medio Ambiente y Recursos Naturales	4,566,771,911
Infraestructura de agua potable, alcantarillado y saneamiento	1,928,385,752
Infraestructura para la modernización y rehabilitación de riego y temporal tecnificado	1,802,160,047
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	320,943
Programa de Conservación para el Desarrollo Sostenible	46,416,165
Agua Potable, Drenaje y Tratamiento	312,599,140
Programa de Apoyo a la Infraestructura Hidroagrícola	143,132,662
Desarrollo Forestal Sustentable para el Bienestar	333,757,203
19 Aportaciones a Seguridad Social	7,548,720,315
Programa IMSS-BIENESTAR	7,548,720,315
20 Bienestar	77,331,129,707
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	947,693,522
Pensión para el Bienestar de las Personas Adultas Mayores	43,294,104,202
Sembrando Vida	33,089,331,982
33 Aportaciones Federales para Entidades Federativas y Municipios	13,797,161,867
FAIS Municipal y de las Demarcaciones Territoriales del Distrito Federal	10,237,216,535
FAM Asistencia Social	3,559,945,332
35 Comisión Nacional de los Derechos Humanos	14,271,085
Protección y defensa de los Derechos Humanos de las personas indígenas y afrodescendientes privadas de la libertad.	14,271,085
38 Humanidades, Ciencias, Tecnologías e Innovación	13,208,345
Becas de posgrado y apoyos a la calidad	13,208,345
47 Entidades no Sectorizadas	13,294,660,714
Actividades de apoyo Administrativo	189,165,915
Actividades de apoyo a la función pública y buen gobierno	13,296,938
Planeación y Articulación de la Acción Pública hacia los Pueblos Indígenas	1,093,635,117

47 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Programa de Apoyo a la Educación Indígena	1,920,839,752
Fortalecimiento a la atención médica	169,639,914
Programa para el Bienestar Integral de los Pueblos Indígenas	1,104,654,945
Atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral	8,803,428,132
48 Cultura	68,413,077
Educación y cultura indígena	68,413,077

ANEXO 11. PROGRAMA ESPECIAL CONCURRENTE PARA EL DESARROLLO RURAL SUSTENTABLE (millones de pesos)

Vertiente	Programa PEC / Ramo / Componente / Subcomponente / Rama Productiva	Monto

	Total	448,585.5
Competitividad		51,509.8
	Programa de Fomento a la Inversión y Productividad	51,509.8
	Agricultura y Desarrollo Rural	51,509.8
	Fertilizantes	17,489.2
	Precios de Garantía a Productos Alimentarios Básicos	12,534.2
	Producción para el Bienestar	16,255.2
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	1,725.7
	Programa de Sanidad e Inocuidad Agroalimentaria	3,505.5
Medio Ambiente		2,164.2
	Programa de Sustentabilidad de los Recursos Naturales	2,164.2
	Agricultura y Desarrollo Rural	44.6
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	44.6
	Medio Ambiente y Recursos Naturales	2,119.7
	Forestal	1,634.8
	Protección al medio ambiente en el medio rural	484.9
	Desarrollo Regional Sustentable	154.7
	PROFEPA	249.9
	Vida Silvestre	80.3
Educativa		71,914.5
	Programa de Educación e Investigación	71,914.5
	Agricultura y Desarrollo Rural	7,391.3
	Colegio de Postgraduados	1,694.7
	Colegio Superior Agropecuario del Estado de Guerrero (CSAEGRO)	115.6
	Instituto Nacional de Investigaciones Forestales, Agrícolas y Pecuarias (INIFAP)	1,513.2
	Instituto Nacional de Pesca y Acuacultura (INAPESCA)	519.5
	Universidad Autónoma Chapingo	3,548.2

48 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

	Educación Pública	64,523.2
	Desarrollo de Capacidades Educación	18,625.0
	Educación Básica para el Bienestar Benito Juárez	31,417.9
	Educación Tecnológica Agropecuaria y Ciencias del Mar	13,219.8
	Universidad Autónoma Agraria Antonio Narro	1,260.5
Social		162,937.0
	Programa de atención a la pobreza en el medio rural	155,093.5
	Relaciones Exteriores	75.0
	Atención a migrantes	75.0
	Bienestar	150,696.9
	Atención a la población agraria	150,696.9
	Pensión para el Bienestar de las Personas Adultas Mayores	111,768.3
	Sembrando Vida	38,928.6
	Entidades no Sectorizadas	4,321.6
	Atención a la población indígena y afromexicana (INPI)	4,321.6
	Programa de Derecho a la Alimentación	3,890.9
	Agricultura y Desarrollo Rural	3,890.9
	Programa de Abasto Rural a cargo de DICONSA S.A. de C.V.	2,465.9
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	1,425.0
	Programa de apoyo a la adquisición de leche	3,618.6
	Agricultura y Desarrollo Rural	3,618.6
	Adquisición de leche nacional	3,618.6
	Programa de atención a las mujeres en situación de violencia	334.0
	Gobernación	334.0
	Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas, PAIMEF	334.0
Infraestructura		87,628.6
	Programa de infraestructura en el medio rural	87,628.6
	Infraestructura, Comunicaciones y Transportes	1,704.0
	Infraestructura	1,704.0
	Mantenimiento de Caminos Rurales	1,704.0
	Medio Ambiente y Recursos Naturales	4,588.4
	IMTA	234.2
	Infraestructura Hidroagrícola	1,201.4
	Programas Hidráulicos	3,152.7
	Aportaciones Federales para Entidades Federativas y Municipios	81,336.2
	Aportaciones Federales para Entidades Federativas y Municipios	81,336.2

49 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Salud		62,343.8
	Programa de atención a las condiciones de salud en el medio rural	62,343.8
	Salud	118.0
	Salud en población rural	118.0
	Desarrollo de Capacidades Salud	118.0
	Entidades no Sectorizadas	40,280.2
	Salud en población rural	40,280.2
	Desarrollo de Capacidades Salud	245.0
	Sistema de Protección Social en Salud (SPSS)	40,035.2
	Programa de atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral	40,035.2
	Aportaciones a Seguridad Social	21,945.7
	IMSS-BIENESTAR	21,623.7
	Seguridad Social Cañeros	322.0
Agraria		133.4
	Programa para la atención de aspectos agrarios	133.4
	Desarrollo Agrario, Territorial y Urbano	133.4
	Atención de aspectos agrarios	133.4
	Archivo General Agrario	133.4
Administrativa		9,954.1
	Gasto Administrativo	9,954.1
	Agricultura y Desarrollo Rural	7,654.4
	Comité Nacional para el Desarrollo Sustentable de la Caña de Azúcar	18.2
	CONAPESCA	672.0
	CONAZA	67.9
	Dependencia SADER	4,559.5
	FIRCO	299.8
	INCA RURAL	37.1
	SENASICA	1,824.6
	SIAP	110.0
	SNICS	65.5
	Desarrollo Agrario, Territorial y Urbano	1,340.7
	Dependencia SEDATU	1,340.7
	Tribunales Agrarios	959.0
	Tribunales Agrarios	959.0

50 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 11.1. DISTRIBUCIÓN DE RECURSOS POR ENTIDAD FEDERATIVA (millones de pesos)

Entidad	Sanidad e Inocuidad Agroalimentaria
Aguascalientes	24.6
Baja California	33.2
Baja California Sur	32.3
Campeche	57.9
Coahuila	54.0
Colima	28.9
Chiapas	116.1
Chihuahua	79.9
Ciudad de México	4.1
Durango	61.0
Guanajuato	72.4
Guerrero	72.0
Hidalgo	55.9
Jalisco	115.4
Estado de México	50.0
Michoacán	127.1
Morelos	38.0
Nayarit	69.4
Nuevo León	53.3
Oaxaca	52.4
Puebla	72.7
Querétaro	28.9
Quintana Roo	30.3
San Luis Potosí	61.0
Sinaloa	238.5
Sonora	98.6
Tabasco	61.7
Tamaulipas	89.1
Tlaxcala	14.7
Veracruz	114.4
Yucatán	53.1
Zacatecas	47.8

Total	2,108.6

ANEXO 12. PROGRAMA DE CIENCIA, TECNOLOGÍA E INNOVACIÓN (pesos)

Ramo Unidad Responsable		Recursos Fiscales	Recursos Propios	Monto
Total		126,475,443,695	21,513,337,824	147,988,781,519
05	Relaciones Exteriores	5,300,000	0	5,300,000
K00	Agencia Mexicana de Cooperación Internacional para el Desarrollo	5,300,000	0	5,300,000
08	Agricultura y Desarrollo Rural	5,981,252,582	160,367,703	6,141,620,285

51 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

A1I	Universidad Autónoma Chapingo	2,960,935,718	3,600,000	2,964,535,718
D00	Colegio Superior Agropecuario del Estado de Guerrero	432,986	0	432,986
IZC	Colegio de Postgraduados	1,602,170,940	24,291,000	1,626,461,940
JAG	Instituto Nacional de Investigaciones Forestales, Agrícolas y Pecuarias	1,417,712,938	132,476,703	1,550,189,641
09	Infraestructura, Comunicaciones y Transportes	228,359,995	1,000,000	229,359,995
A00	Instituto Mexicano del Transporte	155,446,101	0	155,446,101
JZN	Agencia Espacial Mexicana	72,913,894	1,000,000	73,913,894
10	Economía	429,567,000	1,501,805,691	1,931,372,691
192	Dirección General de Normatividad Mercantil	3,000,000	0	3,000,000
194	Dirección General de Facilitación Comercial y de Comercio Exterior	730,000	0	730,000
610	Dirección General de Minas	10,000,000	0	10,000,000
K2H	Centro Nacional de Metrología	175,710,040	176,645,591	352,355,631
K8V	Instituto Mexicano de la Propiedad Industrial	0	238,964,899	238,964,899
LAT	Procuraduría Federal del Consumidor	0	6,257,085	6,257,085
LAU	Servicio Geológico Mexicano	240,126,960	1,079,938,116	1,320,065,076
11	Educación Pública	51,145,294,768	1,713,415,511	52,858,710,279
511	Dirección General de Educación Superior Universitaria e Intercultural	10,175,095,528	0	10,175,095,528
514	Dirección General de Universidades Tecnológicas y Politécnicas	746,251,311	0	746,251,311
600	Subsecretaría de Educación Media Superior	1,655,438	0	1,655,438
611	Dirección General de Educación Tecnológica Industrial y de Servicios	1,323,344	0	1,323,344
A00	Universidad Pedagógica Nacional	125,527,411	0	125,527,411
A2M	Universidad Autónoma Metropolitana	4,408,064,658	64,538,345	4,472,603,003
A3Q	Universidad Nacional Autónoma de México	17,935,223,622	993,869,656	18,929,093,278
B00	Instituto Politécnico Nacional	5,446,575,745	0	5,446,575,745
K00	Universidad Abierta y a Distancia de México	33,078,420	0	33,078,420
L3P	Centro de Enseñanza Técnica Industrial	169,814,391	0	169,814,391
L4J	Centro de Investigación y de Estudios Avanzados del Instituto Politécnico Nacional	2,835,534,044	464,106,798	3,299,640,842
L6H	Comisión de Operación y Fomento de Actividades Académicas del Instituto Politécnico Nacional	103,824,256	26,877,789	130,702,045
L8K	El Colegio de México, A.C.	709,802,514	156,585,216	866,387,730
M00	Tecnológico Nacional de México	7,305,409,270	0	7,305,409,270
MGH	Universidad Autónoma Agraria Antonio Narro	1,148,114,819	7,437,707	1,155,552,526
12	Salud	11,542,688,037	318,313,017	11,861,001,054
100	Secretaría	41,381,176	0	41,381,176
610	Dirección General de Calidad y Educación en Salud	7,261,938,817	0	7,261,938,817
M7A	Centro Regional de Alta Especialidad de Chiapas	7,229,422	2,500,000	9,729,422
M7F	Instituto Nacional de Psiquiatría Ramón de la Fuente Muñiz	126,123,022	11,355,000	137,478,022
M7K	Centros de Integración Juvenil, A.C.	30,720,325	114,160	30,834,485

52 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

NAW	Hospital Juárez de México	290,031,040	0	290,031,040
NBB	Hospital General “Dr. Manuel Gea González”	122,035,963	0	122,035,963
NBD	Hospital General de México “Dr. Eduardo Liceaga”	290,384,481	2,379,953	292,764,434
NBG	Hospital Infantil de México Federico Gómez	259,227,758	5,085,200	264,312,958
NBQ	Hospital Regional de Alta Especialidad del Bajío	13,985,861	13,715	13,999,576
NBR	Hospital Regional de Alta Especialidad de Oaxaca	8,786,422	153,000	8,939,422
NBS	Hospital Regional de Alta Especialidad de la Península de Yucatán	154,980,198	3,000,000	157,980,198
NBT	Hospital Regional de Alta Especialidad de Ciudad Victoria “Bicentenario 2010”	1,710,172	562,000	2,272,172
NBU	Hospital Regional de Alta Especialidad de Ixtapaluca	9,217,731	1,497,024	10,714,755
NBV	Instituto Nacional de Cancerología	144,449,628	0	144,449,628
NCA	Instituto Nacional de Cardiología Ignacio Chávez	215,583,054	28,796,977	244,380,031
NCD	Instituto Nacional de Enfermedades Respiratorias Ismael Cosío Villegas	267,804,134	12,454,652	280,258,786
NCE	Instituto Nacional de Geriatría	73,845,514	4,500,000	78,345,514
NCG	Instituto Nacional de Ciencias Médicas y Nutrición Salvador Zubirán	441,855,056	120,508,560	562,363,616
NCH	Instituto Nacional de Medicina Genómica	224,798,831	29,650,000	254,448,831
NCK	Instituto Nacional de Neurología y Neurocirugía Manuel Velasco Suárez	132,700,465	8,900,061	141,600,526
NCZ	Instituto Nacional de Pediatría	331,713,179	2,580,000	334,293,179
NDE	Instituto Nacional de Perinatología Isidro Espinosa de los Reyes	264,930,983	5,658,600	270,589,583
NDF	Instituto Nacional de Rehabilitación Luis Guillermo Ibarra Ibarra	190,677,763	2,172,047	192,849,810
NDY	Instituto Nacional de Salud Pública	559,217,070	41,124,559	600,341,629
NEF	Laboratorios de Biológicos y Reactivos de México, S.A. de C.V.	0	35,307,509	35,307,509
NHK	Sistema Nacional para el Desarrollo Integral de la Familia	77,359,972	0	77,359,972
13	Marina	14,700,000	0	14,700,000
122	Unidad de Investigación y Desarrollo Tecnológico	14,700,000	0	14,700,000
16	Medio Ambiente y Recursos Naturales	430,475,587	200,000,000	630,475,587
RJE	Instituto Mexicano de Tecnología del Agua	234,231,457	200,000,000	434,231,457
RJJ	Instituto Nacional de Ecología y Cambio Climático	196,244,130	0	196,244,130
18	Energía	21,208,831,913	9,213,592,639	30,422,424,552
211	Dirección General de Energías Limpias	286,191,729	0	286,191,729
300	Subsecretaría de Electricidad	20,000,000,000	0	20,000,000,000
T0K	Instituto Nacional de Electricidad y Energías Limpias	317,843,811	698,584,430	1,016,428,241
T0O	Instituto Mexicano del Petróleo	0	8,149,981,379	8,149,981,379
T0Q	Instituto Nacional de Investigaciones Nucleares	604,796,373	365,026,830	969,823,203
21	Turismo	18,604,707	0	18,604,707
416	Dirección General de Profesionalización y Competitividad Turística	18,604,707	0	18,604,707
23	Provisiones Salariales y Económicas	1,805,532,950	0	1,805,532,950
411	Unidad de Política y Control Presupuestario	1,805,532,950	0	1,805,532,950

53 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

36	Seguridad y Protección Ciudadana	81,378,882	0	81,378,882
E00	Centro Nacional de Prevención de Desastres	81,378,882	0	81,378,882
38	Humanidades, Ciencias, Tecnologías e Innovación	33,170,745,272	5,007,648,329	38,178,393,601
90A	Centro de Investigación en Ciencias de Información Geoespacial, A.C.	72,610,917	4,123,919	76,734,836
90C	Centro de Investigación en Matemáticas, A.C.	223,971,463	32,959,058	256,930,521
90E	Centro de Investigación en Materiales Avanzados, S.C.	230,369,308	26,492,056	256,861,364
90G	CIATEC, A.C. “Centro de Innovación Aplicada en Tecnologías Competitivas”	223,071,290	76,692,588	299,763,878
90I	Centro de Investigación y Asistencia en Tecnología y Diseño del Estado de Jalisco, A.C.	231,912,893	54,901,190	286,814,083
90K	Centro de Investigación y Desarrollo Tecnológico en Electroquímica, S.C.	136,551,356	40,538,322	177,089,678
90M	Centro de Investigación y Docencia Económicas, A.C.	456,368,379	30,570,605	486,938,984
90O	Centro de Investigaciones Biológicas del Noroeste, S.C.	560,873,077	14,863,709	575,736,786
90Q	Centro de Investigación Científica de Yucatán, A.C.	325,175,568	50,184,115	375,359,683
90S	Centro de Investigaciones en Óptica, A.C.	221,620,710	7,115,038	228,735,748
90U	Centro de Investigación en Química Aplicada	228,730,867	34,780,754	263,511,621
90W	Centro de Investigaciones y Estudios Superiores en Antropología Social	369,388,719	6,352,198	375,740,917
90X	Consejo Nacional de Humanidades, Ciencias y Tecnologías	25,722,398,901	0	25,722,398,901
90Y	CIATEQ, A.C. Centro de Tecnología Avanzada	342,255,746	256,617,526	598,873,272
91A	Corporación Mexicana de Investigación en Materiales, S.A. de C.V.	0	1,186,689,907	1,186,689,907
91C	El Colegio de la Frontera Norte, A.C.	377,126,526	35,841,949	412,968,475
91E	El Colegio de la Frontera Sur	430,471,952	41,190,090	471,662,042
91I	El Colegio de Michoacán, A.C.	175,466,021	2,787,930	178,253,951
91K	El Colegio de San Luis, A.C.	140,058,832	12,000,000	152,058,832
91M	INFOTEC Centro de Investigación e Innovación en Tecnologías de la Información y Comunicación	0	2,034,769,859	2,034,769,859
91O	Fondo para el Desarrollo de Recursos Humanos	99,681,465	266,698,667	366,380,132
91Q	Instituto de Ecología, A.C.	330,436,184	68,165,297	398,601,481
91S	Instituto de Investigaciones “Dr. José María Luis Mora”	220,764,103	4,394,225	225,158,328
91U	Instituto Nacional de Astrofísica, Óptica y Electrónica	419,592,445	37,312,834	456,905,279
91W	Instituto Potosino de Investigación Científica y Tecnológica, A.C.	168,009,514	105,593,578	273,603,092
9ZU	Centro de Ingeniería y Desarrollo Industrial	363,619,082	424,686,407	788,305,489
9ZW	Centro de Investigación Científica y de Educación Superior de Ensenada, Baja California	648,764,976	95,599,972	744,364,948
9ZY	Centro de Investigación en Alimentación y Desarrollo, A.C.	451,454,978	55,726,536	507,181,514
48	Cultura	189,977,717	0	189,977,717
D00	Instituto Nacional de Antropología e Historia	189,977,717	0	189,977,717

54 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

49	Fiscalía General de la República	141,011,226	0	141,011,226
190	Instituto Nacional de Ciencias Penales	141,011,226	0	141,011,226
	Instituto Mexicano del Seguro Social	0	877,144,984	877,144,984
GYR	Instituto Mexicano del Seguro Social	0	877,144,984	877,144,984
	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	81,723,059	27,620,636	109,343,695
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	81,723,059	27,620,636	109,343,695
	Comisión Federal de Electricidad	0	2,492,429,314	2,492,429,314
TVV	CFE Consolidado	0	2,492,429,314	2,492,429,314

ANEXO 13. EROGACIONES PARA LA IGUALDAD ENTRE MUJERES Y HOMBRES (pesos)

Ramo	Denominación	Monto
TOTAL		419,434,147,380
01 Poder Legislativo		6,000,000
	Actividades derivadas del trabajo legislativo	6,000,000
	H. Cámara de Senadores	6,000,000
04 Gobernación		1,194,095,538
	Promover la atención y prevención de la violencia contra las mujeres 1_/	363,515,947
	Planeación demográfica del país	3,000,000
	Protección y defensa de los derechos humanos	1,606,750
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	6,284,099
	Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)	334,014,744
	Programa de Apoyo para Refugios Especializados para Mujeres Víctimas de Violencia de Género, sus hijas e hijos	485,673,998
05 Relaciones Exteriores		17,000,000
	Atención, protección, servicios y asistencia consulares	12,000,000
	Actividades de apoyo Administrativo	4,000,000
	Promoción y defensa de los intereses de México en el ámbito multilateral	1,000,000
06 Hacienda y Crédito Público		4,000,000
	Actividades de apoyo Administrativo	4,000,000
07 Defensa Nacional		147,726,176
	Programa de igualdad entre mujeres y hombres SDN	147,726,176
08 Agricultura y Desarrollo Rural		15,296,836,003
	Adquisición de leche nacional	552,324,996
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	840,749,999
	Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	1,479,539,999
	Precios de Garantía a Productos Alimentarios Básicos	3,348,010,067

55 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

	Fertilizantes	4,265,724,093
	Producción para el Bienestar	4,411,430,536
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	399,056,313
09 Infraestructura, Comunicaciones y Transportes		15,149,695
	Definición, conducción y supervisión de la política de comunicaciones y transportes	15,149,695
10 Economía		441,700
	Promoción del comercio exterior y atracción de inversión extranjera directa	401,700
	Actividades de apoyo Administrativo	40,000
11 Educación Pública		102,847,327,289
	Servicios de Educación Media Superior	3,907,165,106
	Servicios de Educación Superior y Posgrado	14,837,906,405
	Investigación Científica y Desarrollo Tecnológico	4,981,937,806
	Políticas de igualdad de género en el sector educativo	2,249,436
	Actividades de apoyo Administrativo	1,119,801
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	38,543,975,375
	Programa de Becas Elisa Acuña	870,648,073
	Programa para el Desarrollo Profesional Docente	18,316,884
	Programa de Cultura Física y Deporte	885,247,066
	Programa Nacional de Inglés	725,369,049
	La Escuela es Nuestra	13,326,057,462
	Jóvenes Escribiendo el Futuro	5,760,735,518
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	18,986,599,309
12 Salud		5,526,935,919
	Formación y capacitación de recursos humanos para la salud	23,625,991
	Investigación y desarrollo tecnológico en salud	193,402,073
	Atención a la Salud	1,312,035,432
	Prevención y atención contra las adicciones	58,626,437
	Programa de vacunación	834,000,000
	Prevención y atención de VIH/SIDA y otras ITS	454,880,082
	Salud materna, sexual y reproductiva	2,217,307,752
	Prevención y Control de Sobrepeso, Obesidad y Diabetes	433,058,153
13 Marina		6,860,000
	Sistema Educativo naval y programa de becas	6,860,000
14 Trabajo y Previsión Social		12,916,353,715
	Procuración de justicia laboral	40,000,000
	Ejecución de los programas y acciones de la Política Laboral	28,949,802
	Articulación de Políticas Integrales de Juventud	24,732,541
	Jóvenes Construyendo el Futuro	12,822,671,372

56 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

15 Desarrollo Agrario, Territorial y Urbano	5,916,621,757
Política de Desarrollo Urbano y Ordenamiento del Territorio	13,445,230
Programa de Vivienda Social	2,166,014,098
Programa de Mejoramiento Urbano (PMU)	3,737,162,429
16 Medio Ambiente y Recursos Naturales	144,488,936
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	377,220
Programa de Conservación para el Desarrollo Sostenible	77,360,275
Desarrollo Forestal Sustentable para el Bienestar	66,751,441
18 Energía	5,397,782
Regulación y supervisión de actividades nucleares y radiológicas	99,760
Actividades de apoyo Administrativo	5,148,022
Gestión, promoción, supervisión y evaluación del aprovechamiento sustentable de la energía	150,000
19 Aportaciones a Seguridad Social	291,415
Apoyo Económico a Viudas de Veteranos de la Revolución Mexicana	291,415
20 Bienestar	267,045,562,171
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,814,265,873
Pensión para el Bienestar de las Personas Adultas Mayores	251,774,136,022
Sembrando Vida	12,457,160,276
21 Turismo	5,764,000
Planeación y conducción de la política de turismo	5,764,000
22 Instituto Nacional Electoral	72,062,855
Gestión Administrativa	1,200,000
Capacitación y educación para el ejercicio democrático de la ciudadanía	28,955,023
Actualización del padrón electoral y expedición de la credencial para votar	2,080,000
Dirección, soporte jurídico electoral y apoyo logístico	26,000,734
Otorgamiento de prerrogativas a partidos políticos, fiscalización de sus recursos y administración de los tiempos del estado en radio y televisión	11,262,002
Vinculación con la sociedad	1,084,265
Tecnologías de información y comunicaciones	1,480,831
35 Comisión Nacional de los Derechos Humanos	39,554,442
Realizar la promoción y observancia en el monitoreo, seguimiento y evaluación del impacto de la política nacional en materia de igualdad entre mujeres y hombres	34,780,535
Actividades relacionadas a la Igualdad de Género Institucional.	4,773,907
36 Seguridad y Protección Ciudadana	4,040,569
Implementar las políticas, programas y acciones tendientes a garantizar la seguridad pública de la Nación y sus habitantes	4,040,569
38 Humanidades, Ciencias, Tecnologías e Innovación	6,807,353,903
Becas de posgrado y apoyos a la calidad	6,807,353,903
40 Información Nacional Estadística y Geográfica	136,868,233
Producción y difusión de información estadística y geográfica	136,868,233

57 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

41 Comisión Federal de Competencia Económica	1,000,000
Actividades de apoyo Administrativo	1,000,000
43 Instituto Federal de Telecomunicaciones	9,273,789
Fortalecimiento e innovación institucional para el desarrollo de los sectores de Telecomunicaciones y Radiodifusión	2,680,000
Regulación de los servicios de Telecomunicaciones y Radiodifusión y fortalecimiento de los derechos de sus usuarios y audiencias	10,000
Actividades de apoyo Administrativo	6,583,789
45 Comisión Reguladora de Energía	300,000
Regulación y permisos de electricidad	100,000
Regulación y permisos de Hidrocarburos	100,000
Actividades de apoyo Administrativo	100,000
47 Entidades no Sectorizadas	1,157,528,570
Atención a Víctimas	7,778,199
Actividades de apoyo Administrativo	14,572,883
Actividades de apoyo a la función pública y buen gobierno	7,297,325
Fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	532,547,959
Programa para el Adelanto, Bienestar e Igualdad de las Mujeres	419,591,040
Programa para el Bienestar Integral de los Pueblos Indígenas	175,741,164
48 Cultura	32,511,559
Desarrollo Cultural	28,355,707
Programa Nacional de Becas Artísticas y Culturales	4,155,852
49 Fiscalía General de la República	76,801,365
Investigar y perseguir los delitos cometidos en materia de derechos humanos	70,444,333
Realizar investigación académica en el marco de las ciencias penales	504,075
Investigar, perseguir y prevenir delitos del orden electoral	1,200,000
Actividades de apoyo Administrativo	4,652,957
18 Energía 2_/	294,812
Dirección, coordinación y control de la operación del Sistema Eléctrico Nacional	294,812
Instituto Mexicano del Seguro Social 2_/	26,613,987,060
Prevención y Control de Enfermedades	2,766,317,231
Servicios de guardería	15,285,257,516
Atención a la Salud	8,562,412,313
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado 2_/	3,039,593,643
Equidad de Género	1,501,109
Prevención y Control de Enfermedades	3,038,092,534
Petróleos Mexicanos 2_/	12,700,000
Actividades de apoyo Administrativo	12,700,000
Comisión Federal de Electricidad 2_/	6,387,579
Operación y mantenimiento de las centrales generadoras de energía eléctrica	1,671,315
Operación y mantenimiento de la Red Nacional de Transmisión	1,416,200

58 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Operación y mantenimiento de la infraestructura del proceso de distribución de energía eléctrica	1,804,400
Comercialización de energía eléctrica y productos asociados	540,000
Prestación de servicios corporativos	673,664
Funciones en relación con Estrategias de Negocios Comerciales, así como potenciales nuevos negocios	117,000
Actividades de apoyo Administrativo	100,000
Planeación Estratégica de la Comisión Federal de Electricidad	65,000

1_/

Considera recursos para la Acción 446 “Construcción, equipamiento y operación de los Centros de Justicia para las Mujeres” por un monto de $134,796,175.00, con objeto de dar cumplimiento a la Reforma de la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia, en materia de Centros de Justicia para las Mujeres.

2_/	El presupuesto no suma en el total, por ser recursos propios.

ANEXO 14. RECURSOS PARA LA ATENCIÓN DE GRUPOS VULNERABLES (pesos)

Ramo	Denominación	Monto

Total		624,988,107,770
	04 Gobernación	494,701,521
	Consejo Nacional para Prevenir la Discriminación	160,686,777
	Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)	334,014,744
	05 Relaciones Exteriores	129,147,184
	Atención, protección, servicios y asistencia consulares	129,147,184
	11 Educación Pública	49,795,458,706
	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	29,879,397
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	7,873,317,350
	Educación para Adultos (INEA)	328,222,084
	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	760,709,970
	Jóvenes Escribiendo el Futuro	2,340,214,897
	La Escuela es Nuestra	26,940,427,806
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	9,973,951,721
	Programa de Becas Elisa Acuña	1,089,187
	Universidades para el Bienestar Benito Juárez García	1,547,646,293
	12 Salud	5,885,803,137
	Asistencia social y protección del paciente	599,566,938
	Atención a la Salud	1,559,677,427
	Formación y capacitación de recursos humanos para la salud	118,315,187
	Investigación y desarrollo tecnológico en salud	142,306,962
	Prevención y atención de VIH/SIDA y otras ITS	583,996,175
	Programa de Atención a Personas con Discapacidad	41,102,121
	Salud materna, sexual y reproductiva	993,095,718
	Servicios de asistencia social integral	1,847,742,609
	14 Trabajo y Previsión Social	15,268,110,848
	Articulación de Políticas Integrales de Juventud	24,732,541
	Ejecución de los programas y acciones de la Política Laboral	28,949,802
	Jóvenes Construyendo el Futuro	15,214,428,505

59 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

15 Desarrollo Agrario, Territorial y Urbano	1,314,061,000
Programa de Vivienda Social	1,296,840,956
Programa Nacional de Reconstrucción	17,220,044
19 Aportaciones a Seguridad Social	18,046,327,425
Programa IMSS-BIENESTAR	18,046,327,425
20 Bienestar	520,890,223,579
Desarrollo integral de las personas con discapacidad	34,918,133
Pensión para el Bienestar de las Personas Adultas Mayores	451,764,000,151
Pensión para el Bienestar de las Personas con Discapacidad Permanente	26,863,952,377
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,960,369,786
Sembrando Vida	38,928,625,861
Servicios a grupos con necesidades especiales	338,357,271
35 Comisión Nacional de los Derechos Humanos	37,841,947
Atender asuntos relacionados con víctimas del delito y de violaciones a derechos humanos	26,568,983
Atender asuntos relativos a la aplicación del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad	11,272,964
47 Entidades no Sectorizadas	13,057,680,432
Instituto Nacional de los Pueblos Indígenas	4,321,592,667
Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR)	8,736,087,765
48 Cultura	68,413,077
Educación y cultura indígena	68,413,077
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	338,914
Atención a Personas con Discapacidad	338,914

ANEXO 15. ESTRATEGIA DE TRANSICIÓN PARA PROMOVER EL USO DE TECNOLOGÍAS Y COMBUSTIBLES MÁS LIMPIOS (pesos)

Ramo	Denominación	Monto

Total		10,647,070,262
04 Gobernación		1,020,505
12 Salud		7,104,035
16 Medio Ambiente y Recursos Naturales		2,112,696
	Procuraduría Federal de Protección al Ambiente	2,112,696
18 Energía		374,257,083
	Secretaría de Energía	286,191,729
	Comisión Nacional para el Uso Eficiente de la Energía	87,365,354
	Instituto Nacional de Electricidad y Energías Limpias	700,000
Petróleos Mexicanos		20,000,000
	Pemex Transformación Industrial	20,000,000
Comisión Federal de Electricidad		10,242,575,944
	CFE Consolidado*	10,242,575,944

60 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

*Incluye	la Inversión Financiada de los Proyectos de Infraestructura Productiva de Largo Plazo.

ANEXO 16. RECURSOS PARA LA ADAPTACIÓN Y MITIGACIÓN DE LOS EFECTOS DEL CAMBIO CLIMÁTICO (pesos)

Ramo	Denominación	Monto
TOTAL		233,961,382,224
	07 Defensa Nacional	125,937,262,357
	Prestación de Servicios Públicos de Transporte Masivo de Personas y Carga Tren Maya	5,937,262,358
	Proyectos de Transporte Masivo de Pasajeros	119,999,999,999
	08 Agricultura y Desarrollo Rural	2,126,754,532
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	10,782,782
	Generación de Proyectos de Investigación 1/	1,517,258
	Actividades de apoyo administrativo	10,065,221
	Diseño y Aplicación de la Política Agropecuaria	10,904,688
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	427,500,000
	Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	986,360,000
	Sanidad e Inocuidad Agroalimentaria	107,764,591
	Producción para el Bienestar	566,999,993
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	4,860,000
	09 Infraestructura, Comunicaciones y Transportes	128,000,000
	Reconstrucción y Conservación de Carreteras	128,000,000
	10 Economía	3,260,010
	Estudios de preinversión 1/	3,260,010
	11 Educación Pública	3,454,631,997
	Servicios de Educación Media Superior	1,618,647,721
	Servicios de Educación Superior y Posgrado	276,384,398
	Investigación Científica y Desarrollo Tecnológico	1,534,477,805
	Programa de Becas Elisa Acuña	2,922,081
	Subsidios para organismos descentralizados estatales	22,199,992
12 Salud		419,014,150
	Protección Contra Riesgos Sanitarios	17,645,442
	Vigilancia epidemiológica	401,368,709
13 Marina		13,765,275
	Emplear el Poder Naval de la Federación para salvaguardar la soberanía y seguridad nacionales	13,005,275
	Operación y conservación de infraestructura ferroviaria 1/	760,000
	15 Desarrollo Agrario, Territorial y Urbano	458,560,552
	Programa de Vivienda Social	43,320,282
	Programa de Mejoramiento Urbano (PMU)	415,240,270

61 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

16 Medio Ambiente y Recursos Naturales	7,158,091,176
Capacitación Ambiental y Desarrollo Sustentable	4,717,694
Investigación científica y tecnológica	216,643,869
Protección Forestal	1,488,488,417
Investigación en Cambio Climático, Sustentabilidad y Crecimiento Verde	179,762,315
Conservación y Manejo de Áreas Naturales Protegidas	68,870,817
Regulación Ambiental	82,912,637
Inspección y Vigilancia del Medio Ambiente y Recursos Naturales	61,930,227
Gestión integral y sustentable del agua	1,238,369,052
Normativa Ambiental e Instrumentos para el Desarrollo Sustentable	81,753,461
Actividades de apoyo administrativo	13,043,037
Actividades de apoyo a la función pública y buen gobierno	4,117,451
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	125,791,915
Programa de Conservación para el Desarrollo Sostenible	154,720,550
Agua Potable, Drenaje y Tratamiento	717,634,778
Programa de Apoyo a la Infraestructura Hidroagrícola	1,699,700,357
Desarrollo Forestal Sustentable para el Bienestar	903,562,985
Programa para la Protección y Restauración de Ecosistemas y Especies Prioritarias	116,071,614
18 Energía	428,718,692
Actividades de apoyo administrativo	7,902,472
Conducción de la política energética	55,275,644
Coordinación de la política energética en electricidad	4,237,476
Coordinación de la política energética en hidrocarburos	7,070,755
Gestión, promoción, supervisión y evaluación del aprovechamiento sustentable de la energía	68,040,617
Recursos destinados a la transición e investigación en materia energética	286,191,729
20 Bienestar	36,137,248,336
Sembrando Vida	36,137,248,336
21 Turismo	212,023,150
Escalas náuticas en Mar de Cortés y otras unidades de negocios 1/	211,289,550
Desarrollo y promoción de proyectos turísticos sustentables	733,600
23 Provisiones Salariales y Económicas	18,213,081,885
Fondo de Desastres Naturales (FONDEN)	17,984,761,420
Fondo de Prevención de Desastres Naturales (FOPREDEN)	228,320,465
36 Seguridad y Protección Ciudadana	190,683,882
Coordinación del Sistema Nacional de Protección Civil	190,683,882
38 Humanidades, Ciencias, Tecnologías e Innovación	297,736,719
Investigación científica, desarrollo e innovación	148,882,249
Becas de posgrado y apoyos a la calidad	148,854,470
47 Entidades no Sectorizadas	31,915,053
Programa para el Bienestar Integral de los Pueblos Indígenas	31,915,053
Petróleos Mexicanos 1/	1,878,394,012
Operación y mantenimiento de la infraestructura en ecología	300,000
Proyectos de infraestructura económica de hidrocarburos	1,839,738,036
Mantenimiento de infraestructura	38,355,976

62 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Comisión Federal de Electricidad 1/	36,872,240,446
Servicio de transporte de gas natural	34,757,293,640
Promoción de medidas para el ahorro y uso eficiente de la energía eléctrica	2,260,000
Proyectos de infraestructura económica de electricidad	252,130,000
Mantenimiento de infraestructura	1,860,556,806

1/	Recursos Propios

ANEXO 17. EROGACIONES PARA EL DESARROLLO DE LOS JÓVENES (pesos)

Ramo	Denominación	Monto
Total		575,455,230,718
07 Defensa Nacional		2,666,290,698
	Sistema educativo militar	2,666,290,698
08 Agricultura y Desarrollo Rural		2,867,279,733
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	1,575,207,793
	Precios de Garantía a Productos Alimentarios Básicos	752,051,996
	Producción para el Bienestar	540,019,944
11 Educación Pública		320,337,313,464
	Educación Básica	26,278,875,436
	Producción y distribución de libros y materiales educativos	1,191,136,735
	Producción y transmisión de materiales educativos	404,880,220
	Programa de mantenimiento e infraestructura física educativa	68,002,573
	Educación para Adultos (INEA)	302,309,814
	Educación Inicial y Básica Comunitaria	583,657,057
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	17,454,415,512
	Programa para el Desarrollo Profesional Docente	27,897,173
	Programa Nacional de Inglés	429,833,953
	La Escuela es Nuestra	5,580,922,308
	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	235,820,091
	Educación Media Superior	131,664,471,508
	Servicios de Educación Media Superior	56,503,648,303
	Investigación Científica y Desarrollo Tecnológico	2,978,782
	Normalización y certificación en competencias laborales	2,450,847,455
	Programa de mantenimiento e infraestructura física educativa	45,699,161
	Educación Física de Excelencia	488,958,900
	Programa de Becas Elisa Acuña	150,578,184
	Programa para el Desarrollo Profesional Docente	23,715,265
	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	29,879,397
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	38,185,589,148
	Subsidios para organismos descentralizados estatales	33,712,440,142
	Apoyos a centros y organizaciones de educación	70,136,772

63 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Educación Superior	154,624,949,133
Servicios de Educación Superior y Posgrado	57,507,754,712
Investigación Científica y Desarrollo Tecnológico	6,523,125,524
Programa de Becas Elisa Acuña	1,704,920,149
Programa para el Desarrollo Profesional Docente	151,690,617
Programa de Cultura Física y Deporte	1,455,739,619
Jóvenes Escribiendo el Futuro	9,945,913,313
Fortalecimiento a la Excelencia Educativa	798,426,337
Subsidios para organismos descentralizados estatales	75,193,149,567
Expansión de la Educación Media Superior y Superior	833,473,628
Apoyos a centros y organizaciones de educación 1_/, 2_/	510,755,666
Posgrado	7,769,017,387
Servicios de Educación Superior y Posgrado	6,192,485,296
Programa de Becas Elisa Acuña	147,038,778
Subsidios para organismos descentralizados estatales	1,429,493,313
12 Salud	1,283,850,389
Prevención y atención contra las adicciones	907,857,706
Prevención y atención de VIH/SIDA y otras ITS	375,992,684
13 Marina	639,541,505
Sistema Educativo naval y programa de becas	639,541,505
14 Trabajo y Previsión Social	23,535,917,052
Instituto Mexicano de la Juventud 3_/	129,103,968
Jóvenes Construyendo el Futuro	23,406,813,084
16 Medio Ambiente y Recursos Naturales	280,820
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	280,820
19 Aportaciones a Seguridad Social	7,682,478,392
Seguro de Enfermedad y Maternidad 4_/	7,682,478,392
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	17,119,370,043
Servicios de educación básica en la Ciudad de México	15,671,896,132
Servicios de educación normal en la Ciudad de México	1,378,366,007
Becas para la población atendida por el sector educativo	69,107,904
33 Aportaciones Federales para Entidades Federativas y Municipios	132,639,492,140
Educación Básica	125,593,231,369
FAM Infraestructura Educativa Básica	3,354,322,866
FAETA Educación de Adultos	524,690,474
FONE Servicios Personales	111,275,811,797
FONE Otros de Gasto Corriente	2,896,726,781
FONE Gasto de Operación	4,385,955,047
FONE Fondo de Compensación	3,155,724,404
Educación Media Superior	769,747,368
FAM Infraestructura Educativa Media Superior y Superior	94,709,537
FAETA Educación Tecnológica	675,037,831
Educación Superior	6,276,513,403
FAM Infraestructura Educativa Media Superior y Superior	6,276,513,403

64 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

38 Humanidades, Ciencias, Tecnologías e Innovación	44,285,011
Investigación científica, desarrollo e innovación	44,285,011
47 Entidades no Sectorizadas 5_/	211,667,505
Programa de Apoyo a la Educación Indígena	211,667,505
48 Cultura	13,982,434
Programa Nacional de Becas Artísticas y Culturales	13,982,434
Instituto Mexicano del Seguro Social	53,631,459,645
Prevención y control de enfermedades	407,195,931
Atención a la Salud	53,224,263,714
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	12,782,021,888
Prevención y Control de Enfermedades	3,699,870,610
Atención a la Salud	9,082,151,278

1_/	Incluye 150 millones de pesos para la Universidad Autónoma de la Ciudad de México.
2_/	Incluye subsidios para operación de la Academia Mexicana de la Historia.
3_/

El Instituto Mexicano de la Juventud se reporta en el Ramo 14 “Trabajo y Previsión Social”, como resultado del cambio en la Coordinación Sectorial al pasar de la Secretaría de Bienestar a la Secretaría del Trabajo y Previsión Social.

4_/	Considera los recursos asignados al componente del Seguro de Salud para Estudiantes.
5_/	Programa operado por el Instituto Nacional de los Pueblos Indígenas.

ANEXO 18. RECURSOS PARA LA ATENCIÓN DE NIÑAS, NIÑOS Y ADOLESCENTES (pesos)

Ramo	Denominación	Monto
Total		979,246,300,612
	04 Gobernación	167,538,254
	Atención a refugiados en el país	5,337,738
	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	77,430,662
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	40,836,787
	Registro e Identificación de Población	43,933,067
	05 Relaciones Exteriores	4,000,000
	Atención, protección, servicios y asistencia consulares	4,000,000
	08 Agricultura y Desarrollo Rural	1,950,181,732
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	1,084,842,958
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	865,338,774
	11 Educación Pública	226,352,515,397
	Apoyos a centros y organizaciones de educación	9,684,255,882
	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	29,879,397
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	33,461,598,738
	Educación Física de Excelencia	488,958,900
	Educación Inicial y Básica Comunitaria	5,836,570,573
	Educación para Adultos (INEA)	190,023,312

65 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Expansión de la Educación Inicial	849,152,462
Fortalecimiento de los Servicios de Educación Especial (PFSEE)	760,709,970
Investigación Científica y Desarrollo Tecnológico	2,978,782
La Escuela es Nuestra	28,358,345,059
Normalización y certificación en competencias laborales	954,498,234
Producción y distribución de libros y materiales educativos	3,762,432,003
Producción y transmisión de materiales educativos	404,880,220
Programa de Becas de Educación Básica para el Bienestar Benito Juárez	49,869,758,606
Programa de Becas Elisa Acuña	118,206,001
Programa de Cultura Física y Deporte	544,722,028
Programa de mantenimiento e infraestructura física educativa	205,719,962
Programa Nacional de Inglés	736,197,115
Programa para el Desarrollo Profesional Docente	116,705,841
Servicios de Educación Media Superior	56,264,482,171
Subsidios para organismos descentralizados estatales	33,712,440,142
12 Salud	14,827,396,833
Atención a la Salud	4,478,972,160
Formación y capacitación de recursos humanos para la salud	281,630,363
Investigación y desarrollo tecnológico en salud	293,588,719
Prevención y atención contra las adicciones	778,651,806
Prevención y atención de VIH/SIDA y otras ITS	1,720,020
Prevención y Control de Sobrepeso, Obesidad y Diabetes	195,307,929
Programa de Atención a Personas con Discapacidad	6,110,938
Programa de vacunación	5,601,725,740
Protección y restitución de los derechos de las niñas, niños y adolescentes	100,498,045
Salud materna, sexual y reproductiva	1,325,203,477
Servicios de asistencia social integral	1,763,987,635
14 Trabajo y Previsión Social	20,001,038
Articulación de Políticas Integrales de Juventud	14,839,525
Ejecución de los programas y acciones de la Política Laboral	5,161,513
15 Desarrollo Agrario, Territorial y Urbano	1,290,944,402
Programa de Vivienda Social	1,290,944,402
19 Aportaciones a Seguridad Social	8,070,912,414
Programa IMSS-BIENESTAR	8,070,912,414
20 Bienestar	10,462,511,157
Pensión para el Bienestar de las Personas con Discapacidad Permanente	7,611,466,729
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,851,044,428
22 Instituto Nacional Electoral	7,534,894
Capacitación y educación para el ejercicio democrático de la ciudadanía	7,534,894
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	49,935,305,425
Becas para la población atendida por el sector educativo	199,043,503
Servicios de educación básica en la Ciudad de México	49,736,261,922

66 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

33 Aportaciones Federales para Entidades Federativas y Municipios	556,565,384,946
FAETA Educación de Adultos	371,236,479
FAETA Educación Tecnológica	5,122,983,421
FAM Asistencia Social	14,003,391,697
FAM Infraestructura Educativa Básica	12,841,971,158
FAM Infraestructura Educativa Media Superior y Superior	852,385,835
FASSA	26,580,689,707
FONE Fondo de Compensación	12,880,507,772
FONE Gasto de Operación	17,901,857,336
FONE Otros de Gasto Corriente	11,823,374,615
FONE Servicios Personales	454,186,986,926
35 Comisión Nacional de los Derechos Humanos	8,499,564
Atender asuntos relacionados con las niñas, niños y adolescentes y las familias.	8,499,564
43 Instituto Federal de Telecomunicaciones	6,612,000
Regulación de los servicios de Telecomunicaciones y Radiodifusión y fortalecimiento de los derechos de sus usuarios y audiencias	6,612,000
47 Entidades no Sectorizadas/1	33,673,494,164
Instituto Nacional de los Pueblos Indígenas	1,591,292,502
Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR)	32,082,201,661
48 Cultura	39,492,309
Desarrollo Cultural	13,196,197
Producción y distribución de libros y materiales artísticos y culturales	2,110,728
Servicios Cinematográficos	937,765
Servicios educativos culturales y artísticos	23,247,618
49 Fiscalía General de la República	5,003,141
Actividades de apoyo administrativo	2,153,141
Investigar y perseguir los delitos cometidos en materia de derechos humanos	2,200,000
Investigar, perseguir y prevenir delitos del orden electoral	650,000
Instituto Mexicano del Seguro Social	54,184,754,577
Atención a la Salud	32,891,974,709
Prestaciones sociales	256,411,334
Prevención y Control de Enfermedades	5,751,111,018
Servicios de guardería	15,285,257,516
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	21,674,218,364
Atención a la Salud	18,390,130,272
Prevención y Control de Enfermedades	271,056,706
Servicios de Estancias de Bienestar y Desarrollo Infantil	3,013,031,386

/1	Se reporta por Unidad Responsable

67 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 19. ACCIONES PARA LA PREVENCIÓN DEL DELITO, COMBATE A LAS ADICCIONES, RESCATE DE ESPACIOS PÚBLICOS Y PROMOCIÓN DE PROYECTOS PRODUCTIVOS (pesos)

Ramo	Denominación	Monto
Total		339,104,293,645
	04 Gobernación	685,094,108
	Conducción de la política interior	37,374,109
	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	77,430,662
	Impulso a la democracia participativa y fomento a la construcción de paz en México	17,165,291
	Promover la atención y prevención de la violencia contra las mujeres	363,515,947
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	159,261,810
	Protección y defensa de los derechos humanos	30,346,289
	06 Hacienda y Crédito Público	195,174,663
	Detección y prevención de ilícitos financieros	195,174,663
	07 Defensa Nacional	7,735,409,367
	Derechos humanos	77,075,545
	Programa de igualdad entre mujeres y hombres SDN	147,726,176
	Programa de la Secretaría de la Defensa Nacional en Apoyo a la Seguridad Pública	4,844,316,948
	Sistema educativo militar	2,666,290,698
	11 Educación Pública	207,611,291,870
	Atención al deporte	667,040,302
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	29,524,940,063
	Desarrollo Cultural	4,442,748,210
	Educación Física de Excelencia	4,889,589
	Educación para Adultos (INEA)	34,549,693
	Jóvenes Escribiendo el Futuro	8,307,762,885
	La Escuela es Nuestra	20,418,008,442
	Producción y distribución de libros y materiales culturales	141,276,704
	Producción y transmisión de materiales educativos	608,095,246
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	49,869,758,606
	Programa de Becas Elisa Acuña	1,876,203,540
	Programa de Cultura Física y Deporte	151,278,887
	Programa de mantenimiento e infraestructura física educativa	200,007,567
	Servicios de Educación Media Superior	51,930,723,757
	Servicios de Educación Superior y Posgrado	29,833,291,508
	Subsidios para organismos descentralizados estatales	9,600,716,870
	12 Salud	2,835,687,783
	Prevención y atención contra las adicciones	1,600,838,563
	Prevención y Control de Enfermedades	49,764,129
	Salud materna, sexual y reproductiva	1,185,085,090
	13 Marina	6,451,720,602
	Operación y desarrollo de los cuerpos de seguridad de las Fuerzas Armadas	5,375,142,962
	Sistema Educativo naval y programa de becas	1,076,577,640

68 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

14 Trabajo y Previsión Social	24,256,789,657
Actividades de apoyo a la función pública y buen gobierno	2,052,405
Actividades de apoyo administrativo	22,140,426
Articulación de Políticas Integrales de Juventud	24,732,541
Capacitación para Incrementar la Productividad	1,055,025
Ejecución a nivel nacional de acciones de promoción y vigilancia de los derechos laborales	1,053,525
Ejecución de los programas y acciones de la Política Laboral	1,030,353
Jóvenes Construyendo el Futuro	24,204,725,382
15 Desarrollo Agrario, Territorial y Urbano	3,737,162,429
Programa de Mejoramiento Urbano (PMU)	3,737,162,429
20 Bienestar	15,028,243,803
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,960,369,786
Sembrando Vida	12,067,874,017
33 Aportaciones Federales para Entidades Federativas y Municipios	15,983,251,241
FAETA Educación Tecnológica	924,017,781
FASP	9,210,881,077
FORTAMUN	5,848,352,383
36 Seguridad y Protección Ciudadana	52,322,027,767
Actividades de apoyo administrativo	11,017,297,912
Coordinación con las instancias que integran el Sistema Nacional de Seguridad Pública	293,882,598
Fondo para el Fortalecimiento de las Instituciones de Seguridad Pública 1/	1,079,363,467
Operación de la Guardia Nacional para la prevención, investigación y persecución de delitos	37,810,495,053
Servicios de protección, custodia, vigilancia y seguridad de personas, bienes e instalaciones	2,120,988,737
48 Cultura	2,262,440,355
Desarrollo Cultural	1,565,560,272
Educación y cultura indígena	68,413,077
Estímulos a la creación artística, reconocimientos a las trayectorias y apoyo al desarrollo de proyectos culturales	628,467,006

1/

Recursos asignados para atender lo previsto en el transitorio Segundo del “Decreto por el que se reforma el Artículo Quinto Transitorio del Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Constitución Política de los Estados Unidos Mexicanos, en materia de Guardia Nacional, publicado en el Diario Oficial de la Federación el 26 de marzo de 2019”; mismo que fue publicado en el Diario Oficial de la Federación el 18 de noviembre de 2022.

ANEXO 20. RAMO 23 PROVISIONES SALARIALES Y ECONÓMICAS (pesos)

Monto
Previsiones Salariales	20,926,999,421
Situaciones laborales supervenientes	20,926,999,421
Provisiones Económicas	18,373,081,885
Fondo de Desastres Naturales (FONDEN)	17,984,761,420
Fondo de Prevención de Desastres Naturales (FOPREDEN)	228,320,465
Comisiones y pago a CECOBAN	160,000,000

69 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Provisiones Salariales y Económicas	37,235,223,211
Desarrollo Regional	57,423,233
Provisión para la Armonización Contable	57,423,233
Otras Provisiones Económicas	82,742,730,328
Programa de Separación Laboral	1,161,330,328
Subsidios a las Tarifas Eléctricas	81,581,400,000
Gastos asociados a ingresos petroleros	17,520,354,009

TOTAL	176,855,812,087

ANEXO 21. RAMO 25 PREVISIONES Y APORTACIONES PARA LOS SISTEMAS DE EDUCACIÓN BÁSICA, NORMAL, TECNOLÓGICA Y DE ADULTOS (pesos)

Monto
Previsiones para servicios personales para los servicios de educación básica en la Ciudad de México, para el Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE) y para el Fondo de Aportaciones para la Educación Tecnológica y de Adultos	30,654,318,934
Aportaciones para los servicios de educación básica y normal en la Ciudad de México	51,864,166,988

ANEXO 22. RAMO 33 APORTACIONES FEDERALES PARA ENTIDADES FEDERATIVAS Y MUNICIPIOS (pesos)

Monto
Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE):	496,792,726,649
Servicios Personales	454,186,986,926
Otros de Gasto Corriente 1/	11,823,374,615
Gasto de Operación	17,901,857,336
Fondo de Compensación	12,880,507,772
Fondo de Aportaciones para los Servicios de Salud	135,589,430,616
Fondo de Aportaciones para la Infraestructura Social, que se distribuye en:	115,465,187,656
Entidades	13,996,056,984
Municipal y de las Demarcaciones Territoriales del Distrito Federal	101,469,130,672
Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal	116,967,047,652
Fondo de Aportaciones Múltiples, que se distribuye para erogaciones de:	37,158,481,360
Asistencia Social	17,092,901,426
Infraestructura Educativa	20,065,579,934
Fondo de Aportaciones para la Educación Tecnológica y de Adultos, que se distribuye para erogaciones de:	9,391,791,622
Educación Tecnológica	5,798,021,252
Educación de Adultos	3,593,770,370
Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal	9,210,881,077
Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas	63,908,936,000

TOTAL 2/ 3/	984,484,482,632

1/

Incluye recursos para las plazas subsidiadas a las entidades federativas incluidas en el Fondo de Aportaciones para la Educación Básica y Normal, conforme a los registros que se tienen en las secretarías de Educación Pública y de Hacienda y Crédito Público.

2/	Incluye los recursos para dar cumplimiento al artículo 49, fracción IV, de la Ley de Coordinación Fiscal.

Con respecto a lo previsto en el artículo 49, fracción V, de la Ley de Coordinación Fiscal, no se considera transferencia de recursos al Fideicomiso para la Evaluación de los Fondos de Aportaciones Federales (FIDEFAF), toda vez que el patrimonio contable con que cuenta el Fideicomiso resulta suficiente para efectuar la contratación de las evaluaciones de los Fondos de Aportaciones Federales, de conformidad con el marco jurídico aplicable.

70 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

3/

Las Dependencias de la Administración Pública Federal coordinadoras de los Fondos de Aportaciones Federales, son las responsables de establecer la distribución entre las entidades federativas de los recursos correspondientes a las Aportaciones Federales, con base en lo establecido en la normatividad aplicable.

ANEXO 23. REMUNERACIONES DE LOS SERVIDORES PÚBLICOS DE LA FEDERACIÓN

ANEXO 23.1. ADMINISTRACIÓN PÚBLICA FEDERAL

ANEXO 23.1.1. LÍMITES MÍNIMOS Y MÁXIMOS DE LAS PERCEPCIONES ORDINARIAS BRUTAS Y NETAS MENSUALES PARA LOS SERVIDORES PÚBLICOS DE LA ADMINISTRACIÓN PÚBLICA FEDERAL (pesos)

Grupo / Tipo de Personal	Percepción Ordinaria Bruta						Percepción Ordinaria Neta Total
	Sueldos y salarios		Prestaciones		Total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Personal de Mando y Enlace 1/
G Secretario de Estado		182,726		43,308		226,034		162,178
H Subsecretario de Estado u Oficial Mayor		181,276		42,792		224,068		160,881
J Jefe de Unidad	165,326	176,927	38,431	40,555	203,757	217,482	147,040	156,097
K Director General	137,955	156,623	31,840	35,572	169,795	192,195	124,140	139,020
L Director General Adjunto	108,765	131,968	25,852	30,516	134,617	162,484	100,724	119,245
M Coordinador o Director	63,809	125,362	15,569	28,693	79,378	154,055	62,187	113,492
N Subdirector	37,575	62,359	10,879	15,245	48,454	77,604	40,214	60,925
O Jefe de Departamento	24,841	36,835	8,444	10,650	33,285	47,485	28,511	39,449
P Personal de Enlace	13,543	23,773	6,342	8,185	19,885	31,958	17,917	27,450
Personal Operativo	10,073	14,874	12,075	13,301	22,148	28,175	19,865	24,760

Personal de Categorías:
Del Servicio Exterior Mexicano	15,259	145,021	6,606	33,131	21,865	178,152	19,472	129,654
De Educación	371	102,888	14,129	76,128	14,500	179,016	12,997	128,421
De las Ramas Médica, Paramédica y Grupos Afines	14,877	84,520	18,814	43,024	33,691	127,544	28,610	93,598
De Investigación Científica y Desarrollo Tecnológico	10,938	45,995	20,467	92,043	31,405	138,038	29,806	110,783
De Seguridad Pública	14,192	181,277	12,518	39,985	26,710	221,262	24,021	159,118
De las Fuerzas Armadas	8,315	182,699	13,077	46,098	21,392	228,797	18,974	164,851

71 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

La percepción ordinaria incluye todos los ingresos que reciben los servidores públicos por sueldos y salarios, y por prestaciones ordinarias, independientemente de que se reciba en forma periódica o en fechas definidas. Los montos netos mensuales corresponden a la cantidad que perciben los servidores públicos, una vez aplicadas las disposiciones fiscales vigentes. Los montos indicados no incluyen las prestaciones extraordinarias. Los rangos de las remuneraciones del personal operativo y de categorías, varían conforme a las Condiciones Generales de Trabajo y los Contratos Colectivos de Trabajo.

1/ Las denominaciones de Secretario de Estado, Subsecretario de Estado u Oficial Mayor y Jefe de Unidad son exclusivas de las Dependencias del Ejecutivo Federal. Los titulares de los Órganos Administrativos Desconcentrados y Entidades adoptan como denominación el de Director General, Vocal, Comisionado, etc., independientemente de que el rango tabular pudiera ser coincidente con el de las Dependencias para las denominaciones de uso exclusivo.

ANEXO 23.1.2. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DEL PRESIDENTE DE LA REPÚBLICA (pesos)

Remuneración total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	129,432
Impuesto sobre la renta retenido y deducciones personales *	56,662
Percepción ordinaria bruta líquida mensual	186,093
a) Sueldos y salarios:	184,468
i) Sueldo base	50,931
ii) Compensación garantizada	133,537
b) Prestaciones:	1,625
vi) Prima quinquenal (antigüedad)	235
vii) Ayuda para despensa	1,355
ix) Seguro colectivo de retiro	35

*	Deducciones personales de seguridad social y seguros.

La remuneración ordinaria total líquida mensual neta del Presidente de la República se actualizará conforme a la Remuneración Total Anual de Percepciones Ordinarias prevista en el Anexo 23.1.3 del presente Decreto y a la política salarial general aplicable para la Administración Pública Federal.

Los totales pueden no coincidir, debido al redondeo.

ANEXO 23.1.3. REMUNERACIÓN TOTAL ANUAL DE PERCEPCIONES ORDINARIAS DEL PRESIDENTE DE LA REPÚBLICA (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,992,214
Impuesto sobre la renta retenido	771,803
Percepción ordinaria bruta anual	2,764,017
a) Sueldos y salarios:	2,213,616
i) Sueldo base	611,172
ii) Compensación garantizada	1,602,444
b) Prestaciones:	550,401
i) Aportaciones a seguridad social	82,823
ii) Ahorro solidario	24,275
iii) Prima vacacional	16,977
iv) Aguinaldo (sueldo base)	101,288
v) Gratificación (compensación garantizada)	271,001

72 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

vi) Prima quinquenal (antigüedad)	2,820
vii) Ayuda para despensa	16,260
viii) Seguro de vida institucional	34,532
ix) Seguro colectivo de retiro	425

En términos del artículo 10, fracciones IV y V, de la Ley Federal de Remuneraciones de los Servidores Públicos, la Remuneración Anual Máxima es la referencia del monto máximo en términos brutos a que tiene derecho el Presidente de la República por concepto de Remuneración Anual de Referencia, la cual asciende para el ejercicio fiscal de 2024 a $2,656,919.00.

De conformidad con lo dispuesto en los artículos 7, fracción I, inciso a), último párrafo, de la Ley Federal de Remuneraciones de los Servidores Públicos, y 13, fracción II, inciso a), último párrafo, de este Decreto, la Remuneración Anual de Referencia para el Presidente de la República no considera los incrementos salariales que se autoricen durante el ejercicio fiscal de 2024, en términos de lo establecido en el artículo 9, fracción II, de este mismo Decreto, así como las repercusiones que se deriven de la aplicación y actualización de las disposiciones de carácter fiscal ni, en su caso, las adecuaciones a la curva salarial del tabulador.

La Remuneración Total Anual del Presidente de la República que se integra en el presente Presupuesto de Egresos de la Federación es adecuada al no exceder el monto de la Remuneración Anual de Referencia ni el de la Remuneración Anual Máxima, y las prestaciones de seguridad social otorgadas son las que se determinaron conforme a lo establecido en la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, lo anterior en términos del artículo 11 de la Ley Federal de Remuneraciones de los Servidores Públicos; y es determinada conforme a lo señalado en el artículo 12, inciso b), y Quinto transitorio del mismo ordenamiento legal.

ANEXO 23.2. CÁMARA DE SENADORES

ANEXO 23.2.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios (1)		Prestaciones (1)		Percepción ordinaria total (1)(2)
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Personal de mando:
Secretario General		117,362		31,645		149,007
Coordinador / Contralor / Tesorero / Secretario Técnico Órgano de Gobierno	111,289	114,516	25,910	26,501	137,199	141,017
Director General	93,821	111,032	22,392	25,536	116,213	136,568
Jefe de Unidad	76,457	90,260	18,726	21,247	95,183	111,507
Director de Área	52,154	79,813	13,851	18,872	66,005	98,685
Subdirector de Área	37,699	51,617	10,820	13,193	48,519	64,810
Jefe de Departamento	25,748	36,637	9,998	11,797	35,746	48,434
Personal de Servicio Técnico de Carrera	14,214	50,043	7,185	11,734	21,399	61,777
Personal operativo de confianza	31,711	33,418	16,330	16,853	48,041	50,271
Personal operativo de base	7,691	18,966	41,020	48,461	48,711	67,427

1)	La remuneración neta mensual corresponde a la cantidad que perciben los servidores públicos de la Cámara de Senadores, una vez aplicadas las disposiciones fiscales y deducciones de seguridad social.
2)	En la Percepción Ordinaria Total se incluyen los importes que se cubren anualmente; divididos entre doce meses, por concepto de: aguinaldo y prima vacacional.

Los importes de las percepciones mensuales plasmadas en este documento, corresponden a los tabuladores vigentes para el ejercicio 2023 a esta fecha.

Incrementos a las percepciones o ajustes salariales en el presente ejercicio; así como incrementos en la unidad de medida y actualización (UMA) o efectos inflacionarios, actualizarán este documento durante el segundo semestre de 2023, cuando estos se autoricen.

73 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.2.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios (1)		Prestaciones (1)		Percepción ordinaria total (1)(2)
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Secretario General		167,170		38,384		205,554
Coordinador / Contralor / Tesorero / Secretario Técnico Órgano de Gobierno	157,578	162,466	35,840	36,755	193,418	199,221
Director General	130,893	156,971	30,434	35,312	161,327	192,283
Jefe de Unidad	104,878	125,177	24,947	28,743	129,825	153,920
Director de Área	69,565	109,522	17,767	25,242	87,332	134,764
Subdirector de Área	48,640	68,469	13,309	16,897	61,949	85,366
Jefe de Departamento	32,712	46,950	11,956	14,482	44,668	61,432
Personal de Servicio Técnico de Carrera	17,195	65,530	8,134	14,959	25,329	80,489
Personal operativo de confianza	39,768	42,056	19,825	20,539	59,593	62,595
Personal operativo de base	10,560	25,052	52,456	64,357	63,016	89,409

1)	La remuneración bruta mensual corresponde a la cantidad que perciben los servidores públicos de la Cámara de Senadores, antes de aplicar las disposiciones fiscales o deducciones de seguridad social.
2)	En la Percepción Ordinaria Total se incluyen los importes que se cubren anualmente; divididos entre doce meses, por concepto de: aguinaldo y prima vacacional.

Los importes de las percepciones mensuales plasmadas en este documento, corresponden a los tabuladores vigentes para el ejercicio 2023 a esta fecha.

Incrementos a las percepciones o ajustes salariales en el presente ejercicio; así como incrementos en la unidad de medida y actualización (UMA) o efectos inflacionarios, actualizarán este documento durante el segundo semestre de 2023, cuando estos se autoricen.

ANEXO 23.2.2. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DE ELECCIÓN SENADOR DE LA REPÚBLICA (pesos)

Descripción	Remuneración recibida 1_/

REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,860,866
Impuesto sobre la renta retenido *_/	696,644
Percepción bruta anual	2,557,510
I. Percepciones ordinarias:	2,557,510
a) Sueldos y salarios:	2,057,400
i) Sueldo base [2]_/	2,057,400
ii) Compensación garantizada	N/A
b) Prestaciones:	500,110
i) Aportaciones a seguridad social	60,875
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	N/A
iii) Prima vacacional	N/A
iv) Aguinaldo (sueldo base)	344,760
v) Gratificación de fin de año (compensación garantizada)	N/A
vi) Prima quinquenal (antigüedad)	N/A
vii) Ayuda para despensa	N/A
viii) Seguro de vida institucional	94,475

74 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ix) Seguro colectivo de retiro	N/A
x) Seguro de gastos médicos mayores	N/A
xi) Seguro de separación individualizado	N/A
xii) Apoyo económico para adquisición de vehículo	N/A
II. Percepciones extraordinarias:
a) Pago por riesgo y potenciación de seguro de vida	N/A

*_/	Cálculo obtenido conforme al artículo 152 de la Ley del Impuesto Sobre la Renta.
1_/	Corresponde a las percepciones para 2023.
2_/	Dieta.

ANEXO 23.2.3. REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL DEL PUESTO DE ELECCIÓN SENADOR DE LA REPÚBLICA (pesos)

Descripción	Remuneración recibida
REMUNERACIÓN LÍQUIDA MENSUAL NETA	119,770
Impuesto sobre la renta retenido y deducciones de seguridad social	51,680
Percepción ordinaria bruta mensual	171,450
I. Percepciones ordinarias:	171,450
a) Sueldos y salarios:	171,450
i) Sueldo base	171,450
ii) Compensación garantizada	N/A
b) Prestaciones:	—
i) Prima quinquenal	N/A
ii) Ayuda para despensa	N/A
iii) Seguro colectivo de retiro	N/A

ANEXO 23.2.4. REMUNERACIÓN TOTAL ANUAL DEL SECRETARIO GENERAL (pesos)

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,799,778
Impuesto sobre la renta retenido (*)	680,325
Percepción bruta anual	2,480,103
I. Percepciones ordinarias:	2,480,103
a) Sueldos y salarios:	2,006,046
i) Sueldo base	325,404
ii) Compensación garantizada	1,680,642
b) Prestaciones:	474,057
i) Aportaciones a seguridad social	65,553
ii) Ahorro solidario	21,151
iii) Prima vacacional	13,559
iv) Aguinaldo (sueldo base)	54,522
v) Gratificación de fin de año (compensación garantizada)	281,593
viii) Seguro de vida institucional	37,513
ix) Seguro colectivo de retiro	166

(*)	El importe neto puede variar en función de las modificaciones de la tabla de impuestos.

75 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.2.5. REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL DEL SECRETARIO GENERAL (pesos)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL NETA	117,362
Impuesto sobre la renta retenido y deducciones de seguridad social	49,808
Percepción bruta mensual	167,170
a) Sueldos y salarios:	167,170
i) Sueldo base	27,117
ii) Compensación garantizada	140,053

(*)	El importe neto puede variar en función de las modificaciones de la tabla de impuestos.

ANEXO 23.3. CÁMARA DE DIPUTADOS

ANEXO 23.3.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios	Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
CÁMARA DE DIPUTADOS
Personal operativo de confianza
0	5,858		7,904		13,762
00	7,510		7,786		15,296
2	9,896		10,813		20,709
3	9,969		10,946		20,915
4	10,175		10,980		21,154
5	10,392		11,062		21,454
6	10,529		11,112		21,641
7	11,278		11,128		22,406
8	11,798		11,103		22,901
9	12,362		11,119		23,481
10	13,162		11,324		24,486
11	15,167		11,323		26,491
12	16,413		11,343		27,756
13	18,566		11,330		29,896
14	19,163		11,342		30,506

Personal de base
2	9,896		11,919		21,815
3	9,969		12,100		22,069
4	10,175		12,154		22,328
5	10,392		12,270		22,662
6	10,529		12,339		22,868
7	11,278		12,378		23,655

76 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

8	11,798	12,354	24,153
9	12,362	12,385	24,747
10	13,162	12,670	25,832
11	15,167	12,679	27,846
12	16,413	12,702	29,115
13	18,566	12,659	31,226

Personal de base sindicalizado
2	9,896	16,831	26,727
3	9,969	17,012	26,980
4	10,175	17,065	27,240
5	10,392	17,182	27,574
6	10,529	17,251	27,780
7	11,278	17,290	28,567
8	11,798	17,264	29,062
9	12,362	17,278	29,640
10	13,162	17,534	30,695
11	15,167	17,487	32,655
12	16,413	17,479	33,892
13	18,566	17,436	36,003
14	19,163	17,458	36,621
15	19,172	17,463	36,636
16	20,601	17,429	38,031
17	21,462	17,411	38,872
18	23,403	17,362	40,766

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
CÁMARA DE DIPUTADOS
Personal operativo de confianza
0		6,223		8,580		14,803
00		8,072		8,580		16,652
2		10,748		12,717		23,465
3		10,830		12,896		23,726
4		11,061		12,970		24,031
5		11,316		13,097		24,413
6		11,479		13,171		24,650

77 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

7	12,370	13,253	25,623
8	12,991	13,261	26,252
9	13,678	13,312	26,990
10	14,652	13,615	28,267
11	17,166	13,651	30,817
12	18,750	13,676	32,426
13	21,488	13,692	35,180
14	22,247	13,730	35,977

Personal de base
2	10,748	14,123	24,871
3	10,830	14,363	25,193
4	11,061	14,463	25,524
5	11,316	14,632	25,948
6	11,479	14,731	26,210
7	12,370	14,841	27,211
8	12,991	14,853	27,844
9	13,678	14,921	28,599
10	14,652	15,327	29,979
11	17,166	15,374	32,540
12	18,750	15,408	34,158
13	21,488	15,430	36,918

Personal de base sindicalizado
2	10,748	20,369	31,117
3	10,830	20,609	31,439
4	11,061	20,709	31,770
5	11,316	20,878	32,194
6	11,479	20,977	32,456
7	12,370	21,087	33,457
8	12,991	21,099	34,090
9	13,678	21,167	34,845
10	14,652	21,573	36,225
11	17,166	21,620	38,786
12	18,750	21,654	40,404
13	21,488	21,676	43,164
14	22,247	21,726	43,973
15	22,259	21,733	43,992
16	24,076	21,740	45,816
17	25,170	21,746	46,916
18	27,639	21,753	49,392

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

78 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.1.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Secretario(a) General		120,219		802		121,021
Secretario(a) de Servicios / Contralor(a) Interno(a) / Coordinador(a)		115,807		802		116,609
Director(a) General	107,932	114,026	802	802	108,734	114,828
Secretario(a) de Enlace		108,870		802		109,672
Director(a) General y Homólogos		107,932		802		108,734
Director(a) de Área y Homólogos	69,141	99,029	851	802	69,992	99,831
Subdirector(a) de Área y Homólogos	46,821	62,798	851	851	47,672	63,649
Jefe(a) de Departamento y Homólogos	31,944	38,883	929	929	32,873	39,812

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas, y vigentes (al mes de agosto) para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.1.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Secretario(a) General		167,121		1,215		168,336
Secretario(a) de Servicios / Contralor(a) Interno(a) / Coordinador(a)		160,436		1,215		161,651
Director(a) General	148,504	157,737	1,215	1,215	149,719	158,952
Secretario(a) de Enlace		149,925		1,215		151,140
Director(a) General y Homólogos		148,504		1,215		149,719
Director(a) de Área y Homólogos	90,869	135,014	1,215	1,215	92,084	136,229
Subdirector(a) de Área y Homólogos	58,983	81,807	1,215	1,215	60,198	83,022
Jefe(a) de Departamento y Homólogos	38,704	47,778	1,215	1,215	39,919	48,993

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

79 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.2.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza
8E		11,670		11,079		22,748
9E		13,066		11,024		24,091
10E		15,442		11,171		26,613
12E		20,378		11,107		31,485
13E		20,682		11,105		31,787
14E		23,401		11,033		34,434
15E		32,220		7,210		39,430

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.2.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza
8E		12,837		13,221		26,058
9E		14,536		13,229		27,765
10E		17,515		13,457		30,972
12E		23,792		13,466		37,258
13E		24,178		13,474		37,652
14E		27,636		13,477		41,113
15E		39,066		8,580		47,646

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.2.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Jefe(a) de la Unidad		115,807		802		116,609
Director(a)de Área		107,932		802		108,734

80 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Secretario(a) Técnico(a)	71,727	826	72,553
Subdirector(a) de Área	65,860	851	66,711
Coordinador(a)	57,671	851	58,522
Especialista	42,220	851	43,071

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio 2023, y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

ANEXO 23.3.2.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Jefe(a) de la Unidad		160,436		1,215		161,651
Director(a)de Área		148,504		1,215		149,719
Secretario(a) Técnico(a)		94,579		1,215		95,794
Subdirector(a) de Área		86,182		1,215		87,397
Coordinador(a)		74,483		1,215		75,698
Especialista		52,410		1,215		53,625

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio 2023, y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.3.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS (OPERATIVO DE CONFIANZA)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza Canal del Congreso
8		11,798		11,103		22,901
9		12,362		11,119		23,481
10		13,162		11,324		24,486
11		15,167		11,323		26,491
12		16,413		11,343		27,756
13		18,566		11,330		29,896
14		19,163		11,342		30,506

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

81 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.3.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS (OPERATIVO DE CONFIANZA)

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza Canal del Congreso
8		12,991		13,261		26,252
9		13,678		13,312		26,990
10		14,652		13,615		28,267
11		17,166		13,651		30,817
12		18,750		13,676		32,426
13		21,488		13,692		35,180
14		22,247		13,730		35,977

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.3.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS (MANDO Y HOMÓLOGOS)

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total

Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Director(a) General del Canal del Congreso		114,026		802		114,828
Director(a) de Área		99,029		802		99,831
Homólogo a Director(a) de Área		99,029		802		99,831
Homólogo a Jefe(a) de Departamento		38,883		929		39,812

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

82 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.3.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS (MANDO Y HOMÓLOGOS)

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Director(a) General del Canal del Congreso		157,737		1,215		158,952
Director(a) de Área		135,014		1,215		136,229
Homólogo a Director(a) de Área		135,014		1,215		136,229
Homólogo a Jefe(a) de Departamento		47,778		1,215		48,993

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2023 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.4. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DE ELECCIÓN DIPUTADO FEDERAL (pesos)

Remuneración recibida 2023
REMUNERACIÓN TOTAL ANUAL NETA (RTA) (1)	1,188,853
Impuesto sobre la renta retenido (2)	380,352
Percepción Bruta Anual	1,569,205
I. Percepciones Ordinarias:	1,569,205
a) Sueldos y salarios:	1,264,536
i) Sueldo Base (3)	1,264,536
ii) Compensación Garantizada	N/A
b) Prestaciones:	304,669
i) Aportaciones a seguridad social	75,235
ii) Ahorro solidario (art. 100 ISSSTE)	24,275
iii) Prima vacacional	N/A
iv) Aguinaldo	N/A
v) Aguinaldo	140,504
vi) Prima quincenal	N/A
vii) Ayuda para despensa	N/A
viii) Seguro de vida institucional	N/A
ix) Seguro colectivo de retiro	N/A
x) Seguro de gastos médicos mayores	N/A
xi) Seguro de Separación Individualizado	N/A
xii) Apoyo económico para la adquisición de vehículo	N/A
xiii) Otras prestaciones (4)	64,655
II. Percepciones extraordinarias:
a) Pago por riesgo y potencialización de seguro de vida

(1)	Corresponde a las percepciones 2023.
(2)	Conforme lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.
(3)	Dieta.
(4)	Prestación I.S.R. de aguinaldo.

83 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.4. AUDITORÍA SUPERIOR DE LA FEDERACIÓN

ANEXO 23.4.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Auditor Superior de la Federación		129,853		34,327		164,180
Auditor Especial		128,669		34,058		162,727
Titular de Unidad		127,484		33,794		161,278
Director General y Homólogos	124,832	126,299	29,762	33,530	154,594	159,829
Director General Adjunto	110,939	114,452	26,965	30,798	137,904	145,250
Director de Área y Homólogos	105,067	106,966	25,363	28,680	130,430	135,646
Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	82,982	94,446	21,150	25,905	104,132	120,351
Subdirector de Área y Homólogos	66,374	71,162	17,657	20,535	84,031	91,697
Jefe de Departamento y Homólogos	48,475	51,470	14,086	16,116	62,561	67,586
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	30,558	31,781	14,426	18,779	44,984	50,560
Coordinador de Auditores Jurídicos	30,558	31,781	14,426	18,779	44,984	50,560
Coordinador de Auditores Administrativos	30,558	31,781	14,426	18,779	44,984	50,560
Auditor de Fiscalización “A”	26,959	28,026	14,140	18,725	41,099	46,751
Auditor Jurídico “A”	26,959	28,026	14,140	18,725	41,099	46,751
Auditor Administrativo “A”	26,959	28,026	14,140	18,725	41,099	46,751
Auditor de Fiscalización “B”	21,841	25,105	13,974	18,437	35,815	43,542
Auditor Jurídico “B”	21,841	25,105	13,974	18,437	35,815	43,542
Auditor Administrativo “B”	21,841	25,105	13,974	18,437	35,815	43,542
Coordinador de Analistas “A”		23,697		17,698		41,395
Secretaria Particular “A”		31,108		19,735		50,843
Operador Supervisor “A”	24,273	26,695	15,854	21,919	40,127	48,614
Secretaria Particular “B”		24,909		20,048		44,957
Operador Supervisor “B”		22,071		22,111		44,182
Operador Supervisor “C”		20,526		22,112		42,638
Supervisor de Área Administrativa		19,232		22,112		41,344
Supervisor de Área Técnica		19,232		22,112		41,344
Operador Supervisor “D”		19,232		22,112		41,344
Vigilante de la ASF		19,232		22,112		41,344
Secretaria de Director de Área		16,841		21,429		38,270
Personal Operativo de Base
Técnico Superior		12,913		30,983		43,896
Coordinador de Proyectos Especiales		12,781		30,916		43,697

84 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Jefe de Sección de Especialistas Hacendarios	12,397	30,692	43,089
Analista Especializado en Proyectos	11,632	30,433	42,065
Especialista Técnico	11,205	30,259	41,464
Especialista en Proyectos Técnicos	10,770	30,085	40,855
Especialista Hacendario	10,364	29,928	40,292
Técnico Medio	9,920	29,778	39,698
Analista Contable	9,458	29,629	39,087
Técnico Contable	8,996	29,480	38,476
Técnico Medio Contable	8,533	29,331	37,864
Auxiliar Técnico Contable	8,076	29,171	37,247

1.-	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
3.-	No se consideran las actualizaciones anuales de sueldo al personal de mando, las cuales serán dadas a conocer por la SHCP.
4.-	No se considera el incremento en la medida de fin de año para el personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
5.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de base, en términos del Reglamento Interior de las Condiciones Generales de Trabajo de la Contaduría Mayor de Hacienda, para el presente ejercicio fiscal.

6.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de confianza, en términos de los Lineamientos para Otorgar Estímulos y Gratificación a los Servidores Públicos Operativos de Base y de Confianza de la ASF, para el presente ejercicio fiscal.

7.-	En el ejercicio de los importes aquí señalados, se estará a lo establecido en las disposiciones aplicables, incluida la Ley Federal de Remuneraciones de los Servidores Públicos.

ANEXO 23.4.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Auditor Superior de la Federación		181,852		46,980		228,832
Auditor Especial		180,059		46,594		226,653
Titular de Unidad		178,265		46,207		224,472
Director General y Homólogos	174,225	176,472	40,211	45,820	214,436	222,292
Director General Adjunto	153,192	158,536	36,132	41,824	189,324	200,360
Director de Área y Homólogos	144,304	147,206	33,990	38,909	178,294	186,115
Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	111,262	128,260	27,783	34,824	139,045	163,084
Subdirector de Área y Homólogos	87,036	93,936	22,760	26,951	109,796	120,887
Jefe de Departamento y Homólogos	61,516	65,816	17,494	20,415	79,010	86,231
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	36,892	38,491	16,889	23,083	53,781	61,574
Coordinador de Auditores Jurídicos	36,892	38,491	16,889	23,083	53,781	61,574

85 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Coordinador de Auditores Administrativos	36,892	38,491	16,889	23,083	53,781	61,574
Auditor de Fiscalización “A”	32,187	33,581	16,567	22,625	48,754	56,206
Auditor Jurídico “A”	32,187	33,581	16,567	22,625	48,754	56,206
Auditor Administrativo “A”	32,187	33,581	16,567	22,625	48,754	56,206
Auditor de Fiscalización “B”	25,653	29,803	16,246	22,199	41,899	52,002
Auditor Jurídico “B”	25,653	29,803	16,246	22,199	41,899	52,002
Auditor Administrativo “B”	25,653	29,803	16,246	22,199	41,899	52,002
Coordinador de Analistas “A”		28,012		21,318		49,330
Secretaria Particular “A”		37,612		24,544		62,156
Operador Supervisor “A”	28,745	31,842	18,683	26,948	47,428	58,790
Secretaria Particular “B”		29,554		24,320		53,874
Operador Supervisor “B”		25,945		26,785		52,730
Operador Supervisor “C”		23,981		26,730		50,711
Supervisor de Área Administrativa		22,334		26,684		49,018
Supervisor de Área Técnica		22,334		26,684		49,018
Operador Supervisor “D”		22,334		26,684		49,018
Vigilante de la ASF		22,334		26,684		49,018
Secretaria de Director de Área		19,295		25,797		45,092
Personal Operativo de Base
Técnico Superior		14,350		36,219		50,569
Coordinador de Proyectos Especiales		14,188		36,128		50,316
Jefe de Sección de Especialistas Hacendarios		13,720		35,829		49,549
Analista Especializado en Proyectos		12,792		35,451		48,243
Especialista Técnico		12,283		35,197		47,480
Especialista en Proyectos Técnicos		11,766		34,941		46,707
Especialista Hacendario		11,282		34,710		45,992
Técnico Medio		10,776		34,462		45,238
Analista Contable		10,257		34,205		44,462
Técnico Contable		9,738		33,948		43,686
Técnico Medio Contable		9,219		33,691		42,910
Auxiliar Técnico Contable		8,706		33,434		42,140

1.-	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
3.-	No se consideran las actualizaciones anuales de sueldo al personal de mando, las cuales serán dadas a conocer por la SHCP.
4.-	No se considera el incremento en la medida de fin de año para el personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
5.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de base, en términos del Reglamento Interior de las Condiciones Generales de Trabajo de la Contaduría Mayor de Hacienda, para el presente ejercicio fiscal.

6.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de confianza, en términos de los Lineamientos para Otorgar Estímulos y Gratificación a los Servidores Públicos Operativos de Base y de Confianza de la ASF, para el presente ejercicio fiscal.

7.-	En el ejercicio de los importes aquí señalados, se estará a lo establecido en las disposiciones aplicables, incluida la Ley Federal de Remuneraciones de los Servidores Públicos.

86 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.4.2.A. LÍMITES DE LA PERCEPCIÓN EXTRAORDINARIA NETA TOTAL (pesos)

Tipos de personal	Plazas	Pago extraordinario anual unitario
		Hasta

Personal de Mando
Auditor Superior de la Federación	1	0
Auditor Especial	4	0
Titular de Unidad	5	0
Director General y Homólogos	43	0
Director General Adjunto	4	0
Director de Área y Homólogos	161	0
Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	4	0
Subdirector de Área y Homólogos	330	0
Jefe de Departamento y Homólogos	718	0
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	174	67,980
Coordinador de Auditores Jurídicos	26	67,980
Coordinador de Auditores Administrativos	90	67,980
Auditor de Fiscalización “A”	238	61,084
Auditor Jurídico “A”	88	61,084
Auditor Administrativo “A”	97	61,084
Auditor de Fiscalización “B”	153	58,342
Auditor Jurídico “B”	2	58,342
Auditor Administrativo “B”	56	58,342
Coordinador de Analistas “A”	1	57,510
Secretaria Particular “A”	14	66,696
Operador Supervisor “A”	2	37,401
Secretaria Particular “B”	38	56,475
Operador Supervisor “B”	8	35,553
Operador Supervisor “C”	19	34,851
Supervisor de Área Administrativa	80	33,592
Supervisor de Área Técnica	11	33,592
Operador Supervisor “D”	8	33,592
Vigilante de la ASF	16	33,592
Secretaria de Director de Área	1	31,247
Personal Operativo de Base
Técnico Superior	37	45,796
Coordinador de Proyectos Especiales	7	45,576
Jefe de Sección de Especialistas Hacendarios	7	44,941
Analista Especializado en Proyectos	6	43,674

87 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Especialista Técnico	7	42,990
Especialista en Proyectos Técnicos	7	42,296
Especialista Hacendario	4	41,646
Técnico Medio	12	40,965
Analista Contable	26	40,268
Técnico Contable	36	39,572
Técnico Medio Contable	41	38,875
Auxiliar Técnico Contable	51	38,321

1.-	Los límites de percepción extraordinaria neta anual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.

ANEXO 23.4.2.B. PERCEPCIONES EXTRAORDINARIAS BRUTAS MENSUALES (pesos)

Tipos de personal	Plazas	Pago extraordinario bruto mensual
		Hasta

Personal de Mando
Auditor Superior de la Federación	1	0
Auditor Especial	4	0
Titular de Unidad	5	0
Director General y Homólogos	43	0
Director General Adjunto	4	0
Director de Área y Homólogos	161	0
Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	4	0
Subdirector de Área y Homólogos	330	0
Jefe de Departamento y Homólogos	718	0
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	174	8,093
Coordinador de Auditores Jurídicos	26	8,093
Coordinador de Auditores Administrativos	90	8,093
Auditor de Fiscalización “A”	238	7,272
Auditor Jurídico “A”	88	7,272
Auditor Administrativo “A”	97	7,272
Auditor de Fiscalización “B”	153	6,640
Auditor Jurídico “B”	2	6,640
Auditor Administrativo “B”	56	6,640
Coordinador de Analistas “A”	1	6,334
Secretaria Particular “A”	14	7,940
Operador Supervisor “A”	2	4,453
Secretaria Particular “B”	38	6,597

88 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Operador Supervisor “B”	8	3,961
Operador Supervisor “C”	19	3,797
Supervisor de Área Administrativa	80	3,660
Supervisor de Área Técnica	11	3,660
Operador Supervisor “D”	8	3,660
Vigilante de la ASF	16	3,660
Secretaria de Director de Área	1	3,405
Personal Operativo de Base
Técnico Superior	37	4,990
Coordinador de Proyectos Especiales	7	4,966
Jefe de Sección de Especialistas Hacendarios	7	4,897
Analista Especializado en Proyectos	6	4,759
Especialista Técnico	7	4,684
Especialista en Proyectos Técnicos	7	4,609
Especialista Hacendario	4	4,538
Técnico Medio	12	4,464
Analista Contable	26	4,388
Técnico Contable	36	4,312
Técnico Medio Contable	41	4,236
Auxiliar Técnico Contable	51	4,161

1.-	Los límites de percepción extraordinaria neta anual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.

ANEXO 23.4.3. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN (pesos)

AUDITOR SUPERIOR DE LA FEDERACIÓN	REMUNERACIÓN TOTAL	ISR	REMUNERACIÓN NETA	MENSUAL NETA

REMUNERACIÓN TOTAL ANUAL NETA (RTA) 1/	1,970,161	0	1,970,161	164,180
Impuesto sobre la renta retenido 2/	775,830	0	0	0
Percepción bruta anual	2,745,991	775,830	1,970,161	164,180
I. Percepciones ordinarias:	2,745,991	775,830	1,970,161	164,180
a) Sueldos y salarios:	2,182,226	623,988	1,558,238	129,853
i) Sueldo base	511,233	146,183	365,050	30,421
ii) Compensación garantizada	1,670,993	477,805	1,193,188	99,432
b) Prestaciones:	563,765	151,842	411,923	34,327
i) Aportaciones a seguridad social	75,234	0	75,234	6,270
ii) Prima vacacional	60,617	20,081	40,536	3,378
iii) Aguinaldo (sueldo base)	85,714	28,085	57,629	4,802
iv) Gratificación de fin de año (compensación garantizada)	285,640	98,049	187,591	15,633
v) Prima quinquenal (antigüedad)	3,420	978	2,442	204
vi) Ayuda para despensa	16,260	4,649	11,611	968
vii) Seguro de vida institucional	36,880	0	36,880	3,073

89 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

viii) Seguro de gastos médicos mayores	0	0	0	0
ix) Seguro de separación individualizado	0	0	0	0
x) Revisión Médica	0	0	0	0
xi) Vales de Despensa	0	0	0	0
II. Percepciones extraordinarias:	0	0	0	0
a) Estímulo por Resultado de la Evaluación del Desempeño	0	0	0	0

1/	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2/	No se consideran las actualizaciones anuales de sueldo al personal de mando, las cuales serán dadas a conocer por la SHCP.
3/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

ANEXO 23.5. SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

ANEXO 23.5.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN (cifras en pesos)

	NIVEL	SUELDOS Y SALARIOS
		MÍNIMO		MEDIO		MÁXIMO
PUESTO		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
MINISTRO (DE CONFORMIDAD CON EL ARTÍCULO TERCERO TRANSITORIO DEL DECRETO POR EL QUE SE REFORMA EL ARTÍCULO 127 CONSTITUCIONAL)	1					297,404	206,948
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO GENERAL DE LA PRESIDENCIA, COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA, OFICIAL MAYOR, CONTRALOR	2					176,486	127,420
COORDINADOR	3					174,505	126,165
SUBSECRETARIO GENERAL DE ACUERDOS	4					173,921	125,779
DIRECTOR GENERAL, TITULAR DE UNIDAD GENERAL, SECRETARIO DE LA SECCIÓN DE TRÁMITE DE CONTROVERSIAS CONSTITUCIONALES Y DE ACCIONES DE INCONSTITUCIONALIDAD, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR DE PONENCIA, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR	5					171,736	124,337
SECRETARIO DE ACUERDOS DE SALA	6					172,299	124,709
SECRETARIO DE ESTUDIO Y CUENTA (DE PONENCIA), SECRETARIO DE ESTUDIO Y CUENTA	7	158,556	115,639			169,435	122,819
SECRETARIO DE ENLACE Y COORDINACIÓN SECRETARIO PARTICULAR DE MANDO SUPERIOR	8	146,344	107,038	151,147	110,749	167,023	121,227
SECRETARIO DE ESTUDIO Y CUENTA ADJUNTO	9	121,683	91,166	135,037	100,116	141,394	104,312

90 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

SUBDIRECTOR GENERAL	10	112,193	84,714	130,111	96,865	152,717	111,785
ASESOR, COORDINADOR ADMINISTRATIVO I, DICTAMINADOR I, SECRETARIO AUXILIAR I	11	115,500	86,615	130,944	96,875	152,717	111,785
SECRETARIO DE SEGUIMIENTO DE COMITÉS	12	117,357	88,225			152,717	111,785
INVESTIGADOR JURISPRUDENCIAL	13	119,907	89,612	130,111	96,865	141,674	104,496
SUBSECRETARIO DE ACUERDOS DE SALA	14					115,500	86,615
SECRETARIO AUXILIAR DE PONENCIA	15	76,911	59,839	89,687	68,782	106,729	80,490
DIRECTOR DE ÁREA, SECRETARIO AUXILIAR DE SEGUIMIENTO DE COMITES	16	54,546	44,177	76,911	59,839	106,729	80,490
COORDINADOR ADMINISTRATIVO II, DICTAMINADOR II, SECRETARIO AUXILIAR II	17	54,546	44,177	68,315	53,819	85,826	66,079
SECRETARIO AUXILIAR DE ACUERDOS	18	54,546	44,177	68,315	53,819	85,766	66,037
ACTUARIO	19	48,503	39,798	52,845	42,984	60,990	48,685
ASISTENTE DE GESTIÓN Y SEGUIMIENTO	20	39,814	33,153	48,503	39,798	60,358	48,246
SUBDIRECTOR DE AREA	21	54,546	44,177			60,358	48,246
ASISTENTE DE MANDO SUPERIOR	22	44,695	37,229			46,717	38,808
JEFE DE DEPARTAMENTO, AYUDANTE DE COMEDOR	23					53,061	43,135
TAQ. JUDICIAL PARLAMENTARIA	24	39,140	33,000	46,118	38,356	52,041	42,885
PROFESIONAL OPERATIVO	25	33,772	28,900	41,100	34,499	52,041	42,885
AUXILIAR DE MANDOS MEDIOS	26	42,283	35,423	43,884	36,647	46,644	38,758
SECRETARIA	27	20,630	18,498	29,880	25,839	42,535	35,596
TECNICO EN SEGURIDAD	28	23,623	20,872	33,797	28,920	42,530	35,595
TECNICO OPERATIVO	29	20,630	18,498	33,830	28,945	42,530	35,595
CHOFER DE SERVICIOS	30	19,046	17,294	29,871	25,832	42,530	35,595
TECNICO EN PREVISION SOCIAL, TECNICO EN ALIMENTOS	31	19,046	17,294	29,804	25,780	42,530	35,595
TECNICO ADMINISTRATIVO	32	20,630	18,498	33,922	29,018	39,140	33,000
OFICIAL DE SERVICIOS	33	17,061	15,675	19,046	17,294	20,630	18,498

91 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.5.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN (cifras en pesos)

PUESTO	NIVEL	AGUINALDO - PRIMA VACACIONAL						PAGO POR RIESGO		ASIGNACIONES ADICIONALES
		MÍNIMO		MEDIO		MÁXIMO				MÍNIMO		MEDIO		MÁXIMO
		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
MINISTRO (De conformidad con el artículo tercero transitorio del decreto por el que se reforma el artículo 127 constitucional)	1					680,070	445,309	639,917	416,754
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO GENERAL DE LA PRESIDENCIA, COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA, OFICIAL MAYOR, CONTRALOR	2					401,730	265,350							529,457	349,442
COORDINADOR	3					398,166	263,050							523,515	345,520
SUBSECRETARIO GENERAL DE ACUERDOS	4					396,763	262,142							521,762	344,363
DIRECTOR GENERAL, TITULAR DE UNIDAD GENERAL, SECRETARIO DE LA SECCIÓN DE TRÁMITE DE CONTROVERSIAS CONSTITUCIONALES Y DE ACCIONES DE INCONSTITUCIONALIDAD, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR DE PONENCIA, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR	5					392,712	259,525							515,208	340,037
SECRETARIO DE ACUERDOS DE SALA	6					386,910	255,741							516,898	341,153

92 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIO DE ESTUDIO Y CUENTA (DE PONENCIA), SECRETARIO DE ESTUDIO Y CUENTA	7	350,645	232,255			380,037	251,292	475,668	313,941			508,306	335,482
SECRETARIO PARTICULAR DE MANDO SUPERIOR	8	333,262	220,746	332,863	221,039	374,247	247,545	439,031	289,761	453,441	299,271	501,069	330,705
SECRETARIO DE ESTUDIO Y CUENTA ADJUNTO	9	265,978	177,419	294,199	195,722	309,914	205,895	365,048	241,339	405,111	267,373	424,181	279,960
SUBDIRECTOR GENERAL	10	242,896	162,564	285,560	190,071	336,631	223,185	336,580	223,120	390,334	257,620	458,151	302,380
ASESOR, COORDINADOR ADMINISTRATIVO I, DICTAMINADOR I, SECRETARIO AUXILIAR I	11	258,343	172,583	296,304	197,118	336,631	223,185	346,501	229,404	392,833	259,270	458,151	302,380
SECRETARIO DE SEGUIMIENTO DE COMITÉS	12	252,174	168,481			336,631	223,185	352,070	233,034			458,151	302,380
INVESTIGADOR JURISPRUDENCIAL	13	268,848	179,341	285,560	190,071	310,127	206,031	359,721	237,865	390,334	257,620	425,021	280,514
SUBSECRETARIO DE ACUERDOS DE SALA	14					258,343	172,583					346,501	229,404
SECRETARIO AUXILIAR DE PONENCIA	15	168,006	114,686	197,865	133,708	238,635	159,907	230,734	156,401	269,061	180,164	320,187	212,533
DIRECTOR DE AREA, SECRETARIO AUXULIAR DE SEGUIMIENTO DE COMITES	16	113,759	79,559	168,006	114,686	238,635	159,907	163,639	113,734	230,734	156,401	320,187	212,533
COORDINADOR ADMINISTRATIVO II, DICTAMINADOR II, SECRETARIO AUXILIAR II	17	113,759	79,559	147,317	101,343	188,543	127,762	163,639	113,734	204,945	140,411	257,477	172,982
SECRETARIO AUXILIAR DE ACUERDOS	18	113,759	79,559	147,317	101,343	188,399	127,670	163,639	113,734	204,945	140,411	257,298	172,871
ACTUARIO	19	99,013	70,281	109,719	76,938	129,381	89,698	145,509	102,207	158,536	110,365	182,970	126,491
ASISTENTE DE GESTIÓN Y SEGUIMIENTO	20	77,918	57,195	99,013	70,281	128,179	88,923	119,443	85,739	145,509	102,207	181,075	125,241
SUBDIRECTOR DE AREA	21	113,759	79,559			128,179	88,923	163,639	113,734			181,075	125,241
ASISTENTE DE MANDO SUPERIOR	22	90,207	65,112			94,694	67,893	134,084	95,323			140,152	99,204

93 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

JEFE DE DEPARTAMENTO, AYUDANTE DE COMEDOR	23					110,239	77,276					159,183	110,792
TAQ. JUDICIAL PARLAMENTARIA	24	78,299	57,650	94,172	67,630	108,815	76,479	117,420	84,753	138,355	98,067	156,122	108,937
PROFESIONAL OPERATIVO	25	64,671	48,469	83,038	60,762	108,815	76,479	101,316	74,580	123,300	88,488	156,122	108,937
AUXILIAR DE MANDOS MEDIOS	26	84,843	61,834	88,750	64,262	95,380	68,376	126,850	90,759	131,651	93,809	139,931	99,068
SECRETARIA	27	35,597	28,717	56,148	42,845	86,508	62,922	61,889	48,204	89,641	67,416	127,604	91,223
TECNICO EN SEGURIDAD	28	41,985	33,341	64,840	48,586	86,477	62,902	70,869	54,884	101,391	74,626	127,591	91,216
TECNICO OPERATIVO	29	35,597	28,717	64,953	48,662	86,477	62,902	61,889	48,204	101,490	74,687	127,591	91,216
CHOFER DE SERVICIOS	30	31,848	25,876	56,081	42,799	86,477	62,902	57,138	44,686	89,612	67,398	127,591	91,216
TECNICO EN PREVISIÓN SOCIAL, TECNICO EN ALIMENTOS	31	31,848	25,876	55,736	42,561	86,477	62,902	57,138	44,686	89,413	67,277	127,591	91,216
TECNICO ADMINISTRATIVO	32	35,597	28,717	64,765	48,519	78,299	57,650	61,889	48,204	101,765	74,856	117,420	84,753
OFICIAL DE SERVICIOS	33	27,697	22,826	31,848	25,876	35,597	28,717	51,183	40,397	57,138	44,686	61,889	48,204

94 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.5.3. REMUNERACIÓN NOMINAL ANUAL DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

REMUNERACIÓN NOMINAL ANUAL 2024 DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN DE CONFORMIDAD CON EL ARTÍCULO 3º TRANSITORIO DEL DECRETO POR EL QUE SE REFORMAN Y ADICIONAN LOS ARTÍCULOS 75, 115, 116, 122, 123 Y 127 DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS (cifras en pesos)

MINISTRO (De conformidad con el artículo tercero transitorio del decreto por el que se reforma el artículo 127 constitucional)
REMUNERACIÓN NOMINAL ANUAL NETA	3,793,644
Impuestos sobre la renta retenido	1,735,807
REMUNERACIÓN NOMINAL ANUAL BRUTA	5,529,451
a) Sueldos y salarios:	3,568,845
i) Sueldo base	651,241
ii) Compensación garantizada o de apoyo	2,785,845
iii) Prestaciones de previsión social e inherentes al cargo	131,759
b) Prestaciones:	1,320,689
i) Aportaciones de seguridad social	N/A
ii) Ahorro solidario (Art. 100 Ley del ISSSTE)	N/A
iii) Prima vacacional	95,475
iv) Aguinaldo (sueldo base y compensación garantizada)	584,596
v) Gratificación de fin de año (comp. Garantizada)	N/A
vi) Prima quinquenal (antigüedad)	N/A
vii) Ayuda despensa	N/A
viii) Seguro de vida institucional	37,808
ix) Seguro colectivo de retiro	N/A
x) Seguro de gastos médicos mayores	36,906
xi) Seguro de separación individualizado	520,771
xii) Apoyo económico para adquisición de vehículo	N/A
xiii) Estímulo por antigüedad	45,133
xiv) Estímulo día de la madre / padre	N/A
c) Pago por riesgo	639,917

N/A: No aplicable.

95 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.6. CONSEJO DE LA JUDICATURA FEDERAL

ANEXO 23.6.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DEL CONSEJO DE LA JUDICATURA FEDERAL (cifras en pesos)

DESCRIPCIÓN	NIVEL	PERCEPCIONES NETAS
		SUELDOS Y SALARIOS
		Mínimo	Medio	Máximo
CONSEJERA/ CONSEJERO	2			204,874
TITULAR DE ÓRGANO AUXILIAR	3			122,549
VISITADORA/ VISITADOR JUDICIAL A	5			122,104
MAGISTRADA/ MAGISTRADO DE CIRCUITO	6			152,482
TITULAR DE UNIDAD	6A			122,655
VOCAL, SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO, SECRETARIA/ SECRETARIO GENERAL DE LA PRESIDENCIA DEL CONSEJO DE LA JUDICATURA FEDERAL, COORDINADORA/ COORDINADOR GENERAL DE PLANEACIÓN INSTITUCIONAL	6B			122,566
COORDINADORA ACADÉMICA/ COORDINADOR ACADÉMICO, COORDINADORA/ COORDINADOR DE SEGURIDAD	7A			122,348
JUEZA/ JUEZ DE DISTRITO	7			139,161
SECRETARIA TÉCNICA COORDINADORA/ SECRETARIO TÉCNICO COORDINADOR DE PONENCIA DE CONSEJERA(O)	8A			122,029
DIRECTORA/ DIRECTOR GENERAL COORDINADORA/ COORDINADOR GENERAL, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL.	8			122,196
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO DE PONENCIA DE CONSEJERA(O)	9B	111,444	118,389
SECRETARIA TÉCNICA AA/ SECRETARIO TÉCNICO AA DE COMISION PERMANENTE	9C	107,750	113,554
TITULAR DE UNIDAD ADMINISTRATIVA	9			113,804
VISITADORA/ VISITADOR JUDICIAL B	10			112,186
REPRESENTANTE DEL CJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, REPRESENTANTE DEL SINDICATO DE TRABAJADORES DEL PJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, SECRETARIA TÉCNICA A/ SECRETARIO TÉCNICO A	11	97,618		105,266
COORDINADORA/ COORDINADOR DE ÁREAS, ADMINISTRADORA/ ADMINISTRADOR REGIONAL A, ADMINISTRADORA/ ADMINISTRADOR DE CENTRO DE JUSTICIA PENAL FEDERAL	12	81,857	87,717	93,682
RESPONSABLE DE ARCHIVOS JUDICIALES	12A			80,985
SECRETARIA/ SECRETARIO TRIBUNAL, ASISTENTE DE CONSTANCIAS Y REGISTRO DE TRIBUNAL DE ALZADA, SECRETARIA/ SECRETARIO PROYECTISTA DE TRIBUNAL, DELEGADA/ DELEGADO	13A			78,627
EVALUADORA/ EVALUADOR	13B			76,178
SECRETARIA/ SECRETARIO DE JUZGADO, ASISTENTE DE CONSTANCIAS Y REGISTRO DE JUEZA/ JUEZ DE CONTROL O JUEZA/ JUEZ DE ENJUICIAMIENTO, SECRETARIA/ SECRETARIO PROYECTISTA DE JUZGADO SECRETARIA/ SECRETARIO DE INSTRUCCIÓN DE LOS JUZGADOS LABORALES	13C			72,705
SUPERVISORA/ SUPERVISOR, DIRECTORA/ DIRECTOR DE ÁREA, SECRETARIA/ SECRETARIO DE APOYO B	13			70,013
ADMINISTRADORA/ ADMINISTRADOR REGIONAL	14		56,862	70,013
SECRETARIA/ SECRETARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, ASESORA ESPECIALIZADA/ ASESOR ESPECIALIZADO, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO	15			67,212

96 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIA/ SECRETARIO PARTICULAR COORDINADORA/ COORDINADOR DE GESTIÓN	16			66,732
DEFENSORA PÚBLICA/ DEFENSOR PÚBLICO, ASESORA JURÍDICA/ ASESOR JURÍDICO	16A			64,106
ASESORA/ ASESOR, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO DE PROYECTOS LIDERESA/ LÍDER DE PROYECTO, COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO DIRECTORA/ DIRECTOR DE CENDI	20	49,212	53,623	56,862
DELEGADA ADMINISTRATIVA/ DELEGADO ADMINISTRATIVO	20A		42,730	49,212
COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN Y RESGUARDADO DE ARCHIVOS JUDICIALES	21B		40,170	48,717
SUBDIRECTORA/ SUBDIRECTOR DE ÁREA, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN A, JEFA/ JEFE DE UNIDAD DE NOTIFICADORES COMÚN, COORDINADORA TÉCNICA A/ COORDINADOR TÉCNICO A, PERITA/ PERITO MÉDICO, ACTUARIA/ ACTUARIO JUDICIAL ACTUARIA/ ACTUARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF	21	38,754	42,730	47,053
SECRETARIA/ SECRETARIO PARTICULAR DE MAGISTRADA/ MAGISTRADO DE CIRCUITO, SECRETARIA/ SECRETARIO PARTICULAR DE JUEZA/ JUEZ DE DISTRITO	21A			37,174
COORDINADORA/ COORDINADOR DE ORGANIZACIÓN DE ARCHIVOS JUDICIALES, COORDINADORA/ COORDINADOR DE PROTECCIÓN CIVIL COORDINADORA/ COORDINADOR DE MANTENIMIENTO DEL CENTRO ARCHIVÍSTICO JUDICIAL	21C	32,313	32,967	36,786
JEFA/ JEFE DE DEPARTAMENTO, JEFA/ JEFE DE SEGURIDAD REGIONAL, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN B, AUDITORA/ AUDITOR, DICTAMINADORA/ DICTAMINADOR, COORDINADORA TÉCNICA B/ COORDINADOR TÉCNICO B, COORDINADORA/ COORDINADOR DE AYUDA Y SEGURIDAD	24	32,337	32,528	33,059
COORDINADORA TÉCNICA ADMINISTRATIVA/ COORDINADOR TÉCNICO ADMINISTRATIVO	24A		32,259	32,363
PROFESIONAL OPERATIVA/ OPERATIVO	25A	28,891
PROFESIONAL OPERATIVA/ OPERATIVO	25A M1			32,212
PROFESIONAL OPERATIVA/ OPERATIVO	25A M2		29,442
SECRETARIA/ SECRETARIO	25B	25,831	32,212
OFICIAL JUDICIAL A, TAQUÍGRAFA/ TAQUÍGRAFO JUDICIAL PARLAMENTARIA(O), TÉCNICA/ TÉCNICO DE ENLACE ADMINISTRATIVO OCC, ASISTENTE ADMINISTRATIVA/ ADMINISTRATIVO, TÉCNICA/ TÉCNICO DE ENLACE, JEFA/ JEFE DE GRUPO DE SEGURIDAD	25			31,753
NOTIFICADORA/ NOTIFICADOR DE UNC, AUXILIAR DE ACTUARIA/ ACTUARIO, AUXILIAR DE SALA, OFICIAL JUDICIAL B	26			29,930
OFICIAL JUDICIAL C, OFICIAL ADMINISTRATIVA/ ADMINISTRATIVO, OFICIAL DE PARTES, ANALISTA ESPECIALIZADA/ ESPECIALIZADO, TÉCNICA/ TÉCNICO DE VIDEOGRABACIÓN, ENFERMERA ESPECIALIZADA/ ENFERMERO ESPECIALIZADO, EDUCADORA/ EDUCADOR	27			28,333

97 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

TÉCNICA/ TÉCNICO EN PROTECCIÓN CIVIL, OFICIAL JUDICIAL D	27A		20,872	28,891
TÉCNICA/ TÉCNICO EN SEGURIDAD	28A	20,872	22,209	25,767
TÉCNICA/ TÉCNICO DE SERVICIO A, SECRETARIA EJECUTIVA A/ SECRETARIO EJECUTIVO A, AUXILIAR EN EDUCACIÓN, CONDUCTORA/ CONDUCTOR DE FUNCIONARIA/ FUNCIONARIO, CONDUCTORA/ CONDUCTOR DE SERVICIOS, OFICIAL DE SEGURIDAD, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS CENDI	28			25,301
TÉCNICA OPERATIVA/ TÉCNICO OPERATIVO	28B	18,498	20,896	23,346
ANALISTA A	29A			20,862
SECRETARIA A/ SECRETARIO A, ANALISTA	29			20,453
OFICIAL JUDICIAL E, TÉCNICA ESPECIALIZADA/ TÉCNICO ESPECIALIZADO, TÉCNICA ADMINISTRATIVA/ TÉCNICO ADMINISTRATIVO	30			19,824
ANALISTA ADMINISTRATIVA/ ADMINISTRATIVO	31			19,146
PROFESIONAL EN PREPARACIÓN DE ALIMENTOS, AUXILIAR DE SERVICIOS GENERALES, TÉCNICA/ TÉCNICO DE SERVICIO B, OFICIAL DE SERVICIOS Y MANTENIMIENTO	32		16,772	18,066
CONDUCTORA/ CONDUCTOR	33A			17,294
OFICIAL DE SERVICIOS	33B		15,675	16,097

ANEXO 23.6.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DEL CONSEJO DE LA JUDICATURA FEDERAL (cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL			PAGO POR RIESGO	ASIGNACIONES ADICIONALES
		Mínimo	Medio	Máximo		Mínimo	Medio	Máximo
CONSEJERA/ CONSEJERO	2			445,441	416,799
TITULAR DE ÓRGANO AUXILIAR	3			257,370				350,839
VISITADORA/ VISITADOR JUDICIAL A	5			256,322				349,504
MAGISTRADA/ MAGISTRADO DE CIRCUITO	6			291,374	474,591
TITULAR DE UNIDAD	6A			251,735				348,607
VOCAL, SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO, SECRETARIA/ SECRETARIO GENERAL DE LA PRESIDENCIA DEL CONSEJO DE LA JUDICATURA FEDERAL, COORDINADORA/ COORDINADOR GENERAL DE PLANEACIÓN INSTITUCIONAL	6B			245,952				346,186
COORDINADORA ACADÉMICA/ COORDINADOR ACADÉMICO, COORDINADORA/ COORDINADOR DE SEGURIDAD	7A			240,073				343,543
JUEZA/ JUEZ DE DISTRITO	7			261,648	424,553

98 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIA TÉCNICA COORDINADORA/ SECRETARIO TÉCNICO COORDINADOR DE PONENCIA DE CONSEJERA(O)	8A			233,038			341,209
DIRECTORA/ DIRECTOR GENERAL COORDINADORA/ COORDINADOR GENERAL, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL.	8			225,367			338,955
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO DE PONENCIA DE CONSEJERA(O)	9B	209,320	213,094		315,899	336,733
SECRETARIA TÉCNICA AA/ SECRETARIO TÉCNICO AA DE COMISION PERMANENTE	9C	209,320	209,407		304,817	322,229
TITULAR DE UNIDAD ADMINISTRATIVA	9			207,127			321,735
VISITADORA/ VISITADOR JUDICIAL B	10			219,758			301,603
REPRESENTANTE DEL CJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, REPRESENTANTE DEL SINDICATO DE TRABAJADORES DEL PJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, SECRETARIA TÉCNICA A/ SECRETARIO TÉCNICO A	11	185,957		200,638	257,057		279,802
COORDINADORA/ COORDINADOR DE ÁREAS, ADMINISTRADORA/ ADMINISTRADOR REGIONAL A, ADMINISTRADORA/ ADMINISTRADOR DE CENTRO DE JUSTICIA PENAL FEDERAL	12	157,256	169,299	180,710	215,089	231,636	248,479
RESPONSABLE DE ARCHIVOS JUDICIALES	12A			160,156			212,626
SECRETARIA/ SECRETARIO TRIBUNAL, ASISTENTE DE CONSTANCIAS Y REGISTRO DE TRIBUNAL DE ALZADA, SECRETARIA/ SECRETARIO PROYECTISTA DE TRIBUNAL, DELEGADA/ DELEGADO	13A			150,871			205,969
EVALUADORA/ EVALUADOR	13B			146,243			199,055
SECRETARIA/ SECRETARIO DE JUZGADO, ASISTENTE DE CONSTANCIAS Y REGISTRO DE JUEZA/ JUEZ DE CONTROL O JUEZA/ JUEZ DE ENJUICIAMIENTO, SECRETARIA/ SECRETARIO PROYECTISTA DE JUZGADO SECRETARIA/ SECRETARIO DE INSTRUCCIÓN DE LOS JUZGADOS LABORALES	13C			138,554			189,538
SUPERVISORA/ SUPERVISOR, DIRECTORA/ DIRECTOR DE ÁREA, SECRETARIA/ SECRETARIO DE APOYO B	13			131,465			182,384
ADMINISTRADORA/ ADMINISTRADOR REGIONAL	14		103,871	131,465		147,439	182,384

99 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIA/ SECRETARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, ASESORA ESPECIALIZADA/ ASESOR ESPECIALIZADO, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO	15			125,572			174,942
SECRETARIA/ SECRETARIO PARTICULAR COORDINADORA/ COORDINADOR DE GESTIÓN	16			124,562			173,667
DEFENSORA PÚBLICA/ DEFENSOR PÚBLICO, ASESORA JURÍDICA/ ASESOR JURÍDICO	16A			113,849			166,689
ASESORA/ ASESOR, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO DE PROYECTOS LIDERESA/ LÍDER DE PROYECTO, COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO DIRECTORA/ DIRECTOR DE CENDI	20	87,315	96,842	103,871	126,734	138,833	147,439
DELEGADA ADMINISTRATIVA/ DELEGADO ADMINISTRATIVO	20A		73,305	87,315		108,586	126,734
COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN Y RESGUARDADO DE ARCHIVOS JUDICIALES	21B		70,633	88,923		102,603	125,336
SUBDIRECTORA/ SUBDIRECTOR DE ÁREA, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN A, JEFA/ JEFE DE UNIDAD DE NOTIFICADORES COMÚN, COORDINADORA TÉCNICA A/ COORDINADOR TÉCNICO A, PERITA/ PERITO MÉDICO, ACTUARIA/ ACTUARIO JUDICIAL ACTUARIA/ ACTUARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF	21	66,080	73,305	82,513	99,075	108,586	120,629
SECRETARIA/ SECRETARIO PARTICULAR DE MAGISTRADA/ MAGISTRADO DE CIRCUITO, SECRETARIA/ SECRETARIO PARTICULAR DE JUEZA/ JUEZ DE DISTRITO	21A			62,856			95,139
COORDINADORA/ COORDINADOR DE ORGANIZACIÓN DE ARCHIVOS JUDICIALES, COORDINADORA/ COORDINADOR DE PROTECCIÓN CIVIL COORDINADORA/ COORDINADOR DE MANTENIMIENTO DEL CENTRO ARCHIVÍSTICO JUDICIAL	21C	56,622	57,383	64,511	83,118	84,656	94,172
JEFA/ JEFE DE DEPARTAMENTO, JEFA/ JEFE DE SEGURIDAD REGIONAL, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN B, AUDITORA/ AUDITOR, DICTAMINADORA/ DICTAMINADOR, COORDINADORA TÉCNICA B/ COORDINADOR TÉCNICO B, COORDINADORA/ COORDINADOR DE AYUDA Y SEGURIDAD	24	54,513	54,727	55,623	83,086	83,564	84,885

100 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

COORDINADORA TÉCNICA ADMINISTRATIVA/ COORDINADOR TÉCNICO ADMINISTRATIVO	24A		54,167	54,177		82,892	83,152
PROFESIONAL OPERATIVA/ OPERATIVO	25A	48,482			74,569
PROFESIONAL OPERATIVA/ OPERATIVO	25A M1			56,014			82,789
PROFESIONAL OPERATIVA/ OPERATIVO	25A M2		48,605			75,873
SECRETARIA/ SECRETARIO	25B	42,906	56,014		67,406	82,789
OFICIAL JUDICIAL A, TAQUÍGRAFA/ TAQUÍGRAFO JUDICIAL PARLAMENTARIA(O), TÉCNICA/ TÉCNICO DE ENLACE ADMINISTRATIVO OCC, ASISTENTE ADMINISTRATIVA/ ADMINISTRATIVO, TÉCNICA/ TÉCNICO DE ENLACE, JEFA/ JEFE DE GRUPO DE SEGURIDAD	25			54,113			81,633
NOTIFICADORA/ NOTIFICADOR DE UNC, AUXILIAR DE ACTUARIA/ ACTUARIO, AUXILIAR DE SALA, OFICIAL JUDICIAL B	26			47,245			77,090
OFICIAL JUDICIAL C, OFICIAL ADMINISTRATIVA/ ADMINISTRATIVO, OFICIAL DE PARTES, ANALISTA ESPECIALIZADA/ ESPECIALIZADO, TÉCNICA/ TÉCNICO DE VIDEOGRABACIÓN, ENFERMERA ESPECIALIZADA/ ENFERMERO ESPECIALIZADO, EDUCADORA/ EDUCADOR	27			47,301			73,264
TÉCNICA/ TÉCNICO EN PROTECCIÓN CIVIL, OFICIAL JUDICIAL D	27A		33,341	48,482		54,884	74,569
TÉCNICA/ TÉCNICO EN SEGURIDAD	28A	33,341	34,400	42,596	54,884	58,579	67,257
TÉCNICA/ TÉCNICO DE SERVICIO A, SECRETARIA EJECUTIVA A/ SECRETARIO EJECUTIVO A, AUXILIAR EN EDUCACIÓN, CONDUCTORA/ CONDUCTOR DE FUNCIONARIA/ FUNCIONARIO, CONDUCTORA/ CONDUCTOR DE SERVICIOS, OFICIAL DE SEGURIDAD, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS CENDI	28			41,391			66,167
TÉCNICA OPERATIVA/ TÉCNICO OPERATIVO	28B	28,717	33,507	37,962	48,204	54,984	61,589
ANALISTA A	29A			33,203			54,825
SECRETARIA A/ SECRETARIO A, ANALISTA	29			32,090			53,602
OFICIAL JUDICIAL E, TÉCNICA ESPECIALIZADA/ TÉCNICO ESPECIALIZADO, TÉCNICA ADMINISTRATIVA/ TÉCNICO ADMINISTRATIVO	30				30,837		51,817

101 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANALISTA ADMINISTRATIVA/ ADMINISTRATIVO	31		29,490		49,896
PROFESIONAL EN PREPARACIÓN DE ALIMENTOS, AUXILIAR DE SERVICIOS GENERALES, TÉCNICA/ TÉCNICO DE SERVICIO B, OFICIAL DE SERVICIOS Y MANTENIMIENTO	32	24,477	27,351	43,093	46,849
CONDUCTORA/ CONDUCTOR	33A		25,876		44,686
OFICIAL DE SERVICIOS	33B	22,874	23,262	40,397	41,366

ANEXO 23.6.3. REMUNERACIÓN TOTAL ANUAL DE LOS CONSEJEROS DEL CONSEJO DE LA JUDICATURA FEDERAL (pesos)

CONSEJERO
REMUNERACIÓN NOMINAL ANUAL NETA 2024	3,821,230
Impuestos sobre la renta retenido	1,708,221
REMUNERACIÓN NOMINAL ANUAL BRUTA 2024	5,529,451
a) Sueldos y salarios:	3,525,393
i) Sueldo base	620,230
ii) Compensación garantizada	2,816,856
iii) Prestaciones nominales	88,307
b) Prestaciones:	1,364,141
i) Aportaciones de seguridad social	75,233
ii) Ahorro solidario (Artículo 100 Ley del ISSSTE)	24,275
iii) Prima vacacional	95,475
iv) Aguinaldo (sueldo base y compensación garantizada)	583,014
v) Gratificación de fin de año (comp. garantizada)	N/A
vi) Prima quinquenal (antigüedad)	18,360
vii) Ayuda para despensa	N/A
viii) Seguro de vida Institucional	37,808
ix) Seguro colectivo de retiro	146
x) Seguro de gastos médicos mayores	5,469
xi) Seguro de separación individualizado	520,771
xii) Ayuda económica para protección y seguridad en el traslado de Titulares de Órganos Jurisdiccionales	N/A
xiii) Estímulo por antigüedad	3,590
xiv) Estímulo del día de la madre/padre	N/A
c) Pago por riesgo	639,917

N/A: No aplica

102 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7. TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN

ANEXO 23.7.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN (cifras en pesos)

DESCRIPCIÓN	NIVEL	SUELDOS Y SALARIOS MENSUAL
		MÍNIMO		MEDIO		MÁXIMO
		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
MAGISTRADO DE SALA SUPERIOR	1					294,407	201,882
MAGISTRADO DE SALA REGIONAL	3					219,054	152,150
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO ADMINISTRATIVO, COORDINADOR GENERAL DE LA OFICINA DE LA PRESIDENCIA	4					177,236	124,549
SECRETARIO INSTRUCTOR, SUBSECRETARIO GENERAL DE ACUERDOS	5					174,858	122,979
SECRETARIO TÉCNICO DE LA PRESIDENCIA, DIRECTOR GENERAL, TITULAR DE LA DEFENSORÍA PÚBLICA ELECTORAL, VISITADOR, CONTRALOR INTERNO DEL T.E.P.J.F., DIRECTOR DE LA ESCUELA JUDICIAL ELECTORAL, SECRETARIO TÉCNICO DE ESTUDIOS Y JUSTICIA ABIERTA	6					172,577	121,475
SECRETARIO DE ESTUDIO Y CUENTA	7	118,335	85,470	148,298	105,450	160,033	113,196
SECRETARIO DE TESIS	8					143,112	102,296
JEFE DE UNIDAD, SECRETARIO TÉCNICO DE COMISIONADO, SECRETARIO TÉCNICO DEL SECRETARIO ADMINISTRATIVO	9	105,744	77,177	122,809	88,781	143,112	102,296
SECRETARIO PARTICULAR DE MAGISTRADO DE SALA SUPERIOR	10					140,723	100,720
SECRETARIO TÉCNICO DE MANDO SUPERIOR, PROFESOR INVESTIGADOR I, DICTAMINADOR	11	108,741	79,214	112,938	82,069	123,227	89,066
SECRETARIO DE ACUERDOS DE SALA REGIONAL, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL COORDINADOR, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL, TITULAR DE ARCHIVO JURISDICCIONAL, TITULAR DE OFICIALIA DE PARTES, TITULAR DE OFICINA DE ACTUARIOS	12	95,790	71,746	108,212	79,721	126,071	90,901
SECRETARIO EJECUTIVO REGIONAL, DIRECTOR DE ÁREA, TITULAR DE LA UNIDAD ESPECIALIZADA EN INTEGRACIÓN DE EXPEDIENTES, DEFENSOR, DELEGADO ADMINISTRATIVO	13	72,550	55,396	84,519	63,313	100,751	74,605
PROFESOR INVESTIGADOR II	14					81,059	61,352
SECRETARIO DE APOYO, CAPACITADOR, PEDAGOGO, ESPECILISTA TIC’S, COMUNICÓLOGO, TITULAR DEL SECRETARIADO TÉCNICO REGIONAL, SECRETARIO PARTICULAR DE MAGISTRADO DE SALA REGIONAL, SECRETARIO AUXILIAR DE PLENO DE LA SALA REGIONAL, INVESTIGADOR, AUDITOR ESPECIALIZADO, COORDINADOR ADMINISTRATIVO I	15	51,520	41,009	64,361	49,664	77,120	58,595

103 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIO AUXILIAR	16					58,520	45,863
ACTUARIO	17					57,596	45,216
SUBDIRECTOR DE ÁREA, TITULAR DE ARCHIVO JURISDICCIONAL REGIONAL, TITULAR DE OFICIALÍA DE PARTES REGIONAL, TITULAR DE OFICINA DE ACTUARIOS REGIONAL, COORDINADOR ADMINISTRATIVO II	18	45,754	36,600	51,520	41,010	56,918	44,742
ACTUARIO REGIONAL, SECRETARIO DE APOYO JURÍDICO REGIONAL	19					51,318	40,926
AUXILIAR JURÍDICO, JEFE DE DEPARTAMENTO, SECRETARIA DE OFICINA DE MAGISTRADO, AUDITOR ADMINISTRATIVO, COORDINADOR ADMINISTRATIVO III	20	38,827	31,286	43,063	34,448	45,771	36,422
AUXILIAR DE MANDOS MEDIOS, DISEÑADOR WEB, ASISTENTE DE MANDO SUPERIOR	21	38,827	31,286	40,750	32,757	43,063	34,448
PROFESIONAL OPERATIVO	22	32,247	25,967	37,430	29,978	42,637	33,961
SECRETARIA DE MAGISTRADO REGIONAL, SECRETARIA DE PONENCIA	23	36,367	29,127	38,640	30,836	42,691	33,881
SECRETARIA	24	24,216	19,530	28,460	22,867	37,827	30,156
TÉCNICO OPERATIVO, AUXILIAR DE AUDITOR, OFICIAL DE PARTES REGIONAL	25	21,901	18,081	31,370	25,208	36,809	29,450
TÉCNICO EN ALIMENTOS, OFICIAL	26	17,604	14,873	21,901	18,081	31,370	25,208
TÉCNICO EN PREVISIÓN SOCIAL	27	20,351	16,930	22,465	18,481	28,460	22,867
OFICIAL DE APOYO, CHOFER DE SERVICIOS	28	18,041	15,194	22,465	18,481	28,460	22,867
OFICIAL DE SERVICIOS	29	16,558	13,981	18,041	15,194	19,499	16,260

104 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN (cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL						PAGO POR RIESGO		ASIGNACIONES ADICIONALES
		MÍNIMO		MEDIO		MÁXIMO				MÍNIMO		MEDIO		MÁXIMO
		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
MAGISTRADO DE SALA SUPERIOR	1					683,011	445,461	587,649	382,820
MAGISTRADO DE SALA REGIONAL	3					480,685	313,667	657,162	431,960
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO ADMINISTRATIVO, COORDINADOR GENERAL DE LA OFICINA DE LA PRESIDENCIA	4					421,687	275,236							531,709	347,627
SECRETARIO INSTRUCTOR, SUBSECRETARIO GENERAL DE ACUERDOS	5					416,016	271,542							524,575	342,918
SECRETARIO TÉCNICO DE LA PRESIDENCIA, DIRECTOR GENERAL, TITULAR DE LA DEFENSORÍA PÚBLICA ELECTORAL, VISITADOR, CONTRALOR INTERNO DEL T.E.P.J.F., DIRECTOR DE LA ESCUELA JUDICIAL ELECTORAL, SECRETARIO TÉCNICO DE ESTUDIOS Y JUSTICIA ABIERTA	6					410,577	267,999							517,732	338,402
SECRETARIO DE ESTUDIO Y CUENTA	7	262,895	172,209	334,345	218,342	362,329	236,571			355,005	231,616	444,894	290,328	480,100	313,565
SECRETARIO DE TESIS	8					321,978	210,286							429,335	280,060
JEFE DE UNIDAD, SECRETARIO TÉCNICO DE COMISIONADO, SECRETARIO TÉCNICO DEL SECRETARIO ADMINISTRATIVO	9	232,870	152,860	273,563	178,979	321,978	210,286			317,232	207,441	368,426	240,205	429,335	280,060
SECRETARIO PARTICULAR DE MAGISTRADO DE SALA SUPERIOR	10					313,671	204,875							422,170	275,331

105 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIO TÉCNICO DE MANDO SUPERIOR, PROFESOR INVESTIGADOR I, DICTAMINADOR	11	247,647	162,528	257,656	169,011	282,537	184,808	326,223	213,195	338,814	221,253	369,682	241,009
SECRETARIO DE ACUERDOS DE SALA REGIONAL, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL COORDINADOR, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL, TITULAR DE ARCHIVO JURISDICCIONAL, TITULAR DE OFICIALIA DE PARTES, TITULAR DE OFICINA DE ACTUARIOS	12	217,967	143,168	244,895	160,726	283,096	185,058	287,371	188,416	324,637	212,180	378,212	246,468
SECRETARIO EJECUTIVO REGIONAL, DIRECTOR DE ÁREA, TITULAR DE LA UNIDAD ESPECIALIZADA EN INTEGRACIÓN DE EXPEDIENTES, DEFENSOR, DELEGADO ADMINISTRATIVO	13	163,577	107,953	191,124	126,052	229,796	150,849	217,649	145,189	253,558	167,452	302,252	197,854
PROFESOR INVESTIGADOR II	14					182,873	120,630					243,178	161,016
SECRETARIO DE APOYO, CAPACITADOR, PEDAGOGO, ESPECIALISTA TIC’S, COMUNICÓLOGO, TITULAR DEL SECRETARIADO TÉCNICO REGIONAL, SECRETARIO PARTICULAR DE MAGISTRADO DE SALA REGIONAL, SECRETARIO AUXILIAR DE PLENO DE LA SALA REGIONAL, INVESTIGADOR, AUDITOR ESPECIALIZADO, COORDINADOR ADMINISTRATIVO I	15	113,563	75,218	144,115	95,167	173,478	114,458	154,559	104,920	193,084	129,958	231,359	153,689
SECRETARIO AUXILIAR	16					130,256	86,063					175,561	118,597
ACTUARIO	17					128,074	84,628					172,788	116,766

106 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

SUBDIRECTOR DE ÁREA, TITULAR DE ARCHIVO JURISDICCIONAL REGIONAL, TITULAR DE OFICIALÍA DE PARTES REGIONAL, TITULAR DE OFICINA DE ACTUARIOS REGIONAL, COORDINADOR ADMINISTRATIVO II	18	99,836	66,876	113,564	75,219	126,435	83,552	137,262	94,476	154,560	104,921	170,753	115,424
ACTUARIO REGIONAL, SECRETARIO DE APOYO JURÍDICO REGIONAL	19					113,081	74,928					153,953	104,559
AUXILIAR JURÍDICO, JEFE DE DEPARTAMENTO, SECRETARIA DE OFICINA DE MAGISTRADO, AUDITOR ADMINISTRATIVO, COORDINADOR ADMINISTRATIVO III	20	84,505	56,665	94,548	63,355	101,007	67,656	116,482	81,276	129,188	89,347	137,314	94,509
AUXILIAR DE MANDOS MEDIOS, DISEÑADOR WEB, ASISTENTE DE MANDO SUPERIOR	21	84,505	56,665	89,032	59,680	94,548	63,355	116,482	81,276	122,249	84,939	129,188	89,347
PROFESIONAL OPERATIVO	22	69,819	46,979	81,823	54,878	93,589	62,715	96,741	68,881	112,289	78,613	127,910	88,536
SECRETARIA DE MAGISTRADO REGIONAL, SECRETARIA DE PONENCIA	23	78,856	52,903	85,063	57,037	93,767	62,834	109,102	76,588	115,920	80,920	128,072	88,638
SECRETARIA	24	50,669	34,247	60,789	41,017	83,123	55,745	72,649	53,943	85,381	61,910	113,480	79,369
TÉCNICO OPERATIVO, AUXILIAR DE AUDITOR, OFICIAL DE PARTES REGIONAL	25	45,673	30,903	67,728	45,624	80,697	54,129	65,704	48,781	94,111	67,267	110,427	77,430
TÉCNICO EN ALIMENTOS, OFICIAL	26	35,425	24,124	45,673	30,903	67,728	45,624	52,811	39,315	65,704	48,781	94,111	67,267
TÉCNICO EN PREVISIÓN SOCIAL	27	41,976	28,430	47,016	31,803	60,789	41,017	61,053	45,325	67,394	50,037	85,381	61,910
OFICIAL DE APOYO, CHOFER DE SERVICIOS	28	36,467	24,791	47,016	31,803	60,789	41,017	54,122	40,244	67,394	50,037	85,381	61,910
OFICIAL DE SERVICIOS	29	33,213	22,672	36,467	24,791	39,943	27,071	49,675	37,092	54,122	40,244	58,496	43,424

107 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7.3. REMUNERACIÓN TOTAL ANUAL DE LOS MAGISTRADOS ELECTORALES DE LA SALA SUPERIOR (cifras en pesos)

MAGISTRADO DE SALA SUPERIOR (3ro. Transitorio)
REMUNERACIÓN NOMINAL ANUAL NETA	3,836,335
Impuestos sobre la renta retenido	1,693,116
REMUNERACIÓN NOMINAL ANUAL BRUTA	5,529,451
a) Sueldos y salarios:	3,532,888
i) Sueldo base	651,242
ii) Compensación garantizada	2,785,844
iii) Prestaciones de previsión social e inherentes al cargo	95,802
b) Prestaciones:	1,408,914
i) Aportaciones a seguridad social	78,244
ii) Ahorro solidario (Art. 100 Ley del ISSSTE)	25,246
iii) Prima vacacional	95,475
iv) Aguinaldo (sueldo base y compensación garantizada)	587,536
v) Gratificación de fin de año (compensación garantizada)	NA
vi) Prima quinquenal (antigüedad)	18,360
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	37,808
ix) Seguro colectivo de retiro	146
x) Seguro de gastos médicos mayores	37,386
xi) Seguro de Separación Individualizado	528,713
xii) Apoyo económico para adquisición de vehículo	NA
xiii) Estímulo por antigüedad	0
xiv) Estímulo del día de la madre / padre	0
c) Pago por Riesgo	587,649

ANEXO 23.8. INSTITUTO NACIONAL ELECTORAL

ANEXO 23.8.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL ELECTORAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Consejero Presidente/Consejeros Electorales 1/	182,269	183,258	45,877	74,199	228,147	257,457
Secretario Ejecutivo	172,241	172,246	43,160	70,535	212,434	242,776

1/	Miembros permanentes del Consejo General del Instituto de acuerdo a la Ley General de Instituciones y Procedimientos Electorales (LEGIPE)

108 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Grupo Jerárquico	Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
				(Efectivo y Especie)
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando:
1	Consejero Presidente, Consejeros Electorales, Secretario Ejecutivo.	172,241	183,258	43,754	74,199	215,995	257,457
2	Titular del Órgano Interno de Control, Directores Ejecutivos, Titulares de Unidad Técnica, Titulares de Unidad (OIC) y puestos homólogos.	127,777	170,955	33,430	70,082	161,207	241,038
3	Coordinadores del Registro Federal de Electores, Titulares de Unidad Técnica, Vocales Ejecutivos Locales, Directores de Área y puestos homólogos.	108,281	125,709	28,855	51,499	137,136	177,208
4	Directores de Área, Coordinadores y puestos homólogos.	78,010	107,155	22,362	45,016	100,371	152,170
5	Vocales Secretarios en JL, Vocales Locales, Vocales Ejecutivos y Secretarios Distritales, Subdirectores de Área y puestos homólogos	51,356	76,209	16,534	33,511	67,890	109,720
6	Vocales Distritales, Jefes de Departamento y puestos homólogos.	32,253	51,041	12,305	23,689	44,557	74,730
Personal Operativo:
7	Técnico Operativo	11,700	32,235	5,154	16,657	16,854	48,892

ANEXO 23.8.1.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Grupo Jerárquico	Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
				(Efectivo y Especie)
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando:
1	Consejero Presidente, Consejeros Electorales, Secretario Ejecutivo.	245,942	262,634	58,065	103,164	304,007	365,798
2	Titular del Órgano Interno de Control, Directores Ejecutivos, Titulares de Unidad Técnica, Titulares de Unidad (OIC) y puestos homólogos.	178,572	243,994	43,715	96,934	222,287	340,928
3	Coordinadores del Registro Federal de Electores, Titulares de Unidad Técnica, Vocales Ejecutivos Locales, Directores de Área y puestos homólogos.	149,033	175,439	37,421	70,682	186,454	246,121
4	Directores de Área, Coordinadores y puestos homólogos.	103,819	147,326	27,839	61,141	131,658	208,467
5	Vocales Secretarios en JL, Vocales Locales, Vocales Ejecutivos y Secretarios Distritales, Subdirectores de Área y puestos homólogos	65,461	101,171	19,645	43,856	85,106	145,027
6	Vocales Distritales, Jefes de Departamento y puestos homólogos.	39,108	65,011	13,628	29,615	52,736	94,626
Personal Operativo:
7	Técnico Operativo	12,873	39,085	5,493	20,477	18,366	59,562

109 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8.2. LÍMITES DE PAGOS EXTRAORDINARIOS ANUALES NETOS (pesos)

		Pago extraordinario anual unitario
Denominación	Plazas	Mínimo	Máximo
Total Puestos	12,760
Plazas Técnico Operativo nivel FA1 al KC4	12,760	0	14,500

Corresponde a la prestación de vales de fin de año del ejercicio 2023 para el personal técnico operativo, en razón de que es la única que se tiene la absoluta certeza de que lo recibirá.

El resto de las prestaciones que se otorgan, es para el personal que se hace acreedor a las mismas o bien, que pueden ejercer el derecho a su obtención. Por ejemplo, el apoyo que se otorga para la adquisición de anteojos cada tres años y el apoyo a becas para estudios de licenciatura, maestría y doctorado.

Acumular todos los posibles conceptos puede generar una lectura equivocada, ya que se podría interpretar que son percepciones extraordinarias que efectivamente recibe el personal, cuando no es así.

Derivado del punto anterior, la H. Cámara de Diputados, la sociedad en general y los propios funcionarios del Instituto, podrían tener una percepción que no corresponde con la realidad.

ANEXO 23.8.3.A. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL ELECTORAL (pesos)

CONSEJERO PRESIDENTE / CONSEJEROS ELECTORALES

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	3,089,480
Impuesto sobre la renta retenido (35%) *_/	1,300,100
Percepción bruta anual	4,389,580
a) Sueldos y salarios:	3,151,608
i) Sueldo base	588,408
ii) Compensación garantizada	2,563,200
b) Prestaciones:	1,237,972
i) Aportaciones a seguridad social	75,234
ii) Ahorro solidario	24,275
iii) Prima vacacional	16,345
iv) Aguinaldo o Gratificación de fin de año	530,718
vi) Prima quinquenal (antigüedad)	2,400
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	61,456
ix) Seguro colectivo de retiro	110
x) Seguro de gastos médicos mayores	49,917
xi) Seguro de separación individualizado	477,516

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero de 2014.

110 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8.3.B. REMUNERACIÓN TOTAL MENSUAL DEL CONSEJERO PRESIDENTE (REMUNERACIONES TABULADOR)

REMUNERACIÓN TOTAL MENSUAL DEL CONSEJERO PRESIDENTE 2023

(Remuneraciones Tabulador 2023)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	226,913
Impuesto sobre la renta retenido y deducciones personales *	93,297
Percepción ordinaria bruta líquida mensual	320,210
a) Sueldos y salarios:	262,634
i) Sueldo base	49,034
ii) Compensación garantizada	213,600
b) Prestaciones:	57,576
i) Aportaciones a seguridad social	6,270
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	2,023
v) Prima quinquenal (antigüedad)	200
viii) Seguro de vida institucional	5,121
ix) Seguro colectivo de retiro	9
x) Seguro de gastos médicos mayores	4,160
xi) Seguro de separación individualizado	39,793

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero de 2014.

ANEXO 23.8.3.C. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL ELECTORAL (pesos)

SECRETARIO EJECUTIVO

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,913,310
Impuesto sobre la renta retenido (35%) *_/	1,209,194
Percepción bruta anual	4,122,504
a) Sueldos y salarios:	2,951,304
i) Sueldo base	498,264
ii) Compensación garantizada	2,453,040
b) Prestaciones:	1,171,200
i) Aportaciones a seguridad social	75,234
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	24,275
iii) Prima vacacional	13,841
iv) Aguinaldo o Gratificación de fin de año	496,506
vi) Prima quinquenal (antigüedad)	2,400
vii) Ayuda para despensa	4,200
viii) Seguro de vida institucional	57,550
ix) Seguro colectivo de retiro	110
x) Seguro de gastos médicos mayores	49,917
xi) Seguro de separación individualizado	447,167

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero de 2014.

111 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8.3.D. REMUNERACIÓN TOTAL MENSUAL DEL SECRETARIO EJECUTIVO (pesos)

REMUNERACIÓN TOTAL MENSUAL DEL SECRETARIO EJECUTIVO 2023

(Remuneraciones Tabulador 2023)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	214,296
Impuesto sobre la renta retenido y deducciones personales *	86,718
Percepción ordinaria bruta líquida mensual	301,013
a) Sueldos y salarios:	245,942
i) Sueldo base	41,522
ii) Compensación garantizada	204,420
b) Prestaciones:	55,071
i) Aportaciones a seguridad social	6,270
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	2,023
v) Prima quinquenal (antigüedad)	200
vii) Ayuda para despensa	350
viii) Seguro de vida institucional	4,796
ix) Seguro colectivo de retiro	9
x) Seguro de gastos médicos mayores	4,160
xi) Seguro de separación individualizado	37,264

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero de 2014.

ANEXO 23.9. COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS

ANEXO 23.9.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) 2024 (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Presidenta de la CNDH		106,565		31,288		137,853
Titular del Órgano Interno de Control		104,061		31,124		142,377
Visitador/a General, Secretario/a Técnico/a del Consejo Consultivo y Secretario/a Ejecutivo/a		98,706		31,020		129,726
Director/a General y Homólogos/as	95,345	98,068	30,160	30,874	125,505	128,942
Director/a de Área y Homólogos/as	62,070	88,886	14,120	23,619	76,190	112,505
Visitador/a Adjunto/a	45,810	58,043	10,190	15,213	56,000	73,256
Subdirector/a de Área y Homólogos/as	41,358	55,729	10,209	15,213	51,567	70,942
Jefe/a de Departamento y Homólogos/as	32,390	38,900	8,411	11,195	40,801	50,095
Personal operativo:
Operativo/a	15,336	29,415	6,198	10,499	21,534	39,914
Supervisor/a Operativo/a de Limpieza		12,877		6,760		19,637
Operativo/a de Limpieza		8,691		5,919		14,610

112 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Este anexo refleja los límites de percepciones ordinarias netas mensuales aplicables a las personas servidoras públicas durante 2024, en función del puesto que ocupen. Contemplan las cuotas de seguridad social a cargo del trabajador/a.

A fin de cumplir con el desglose de remuneraciones que establece el artículo 75 Constitucional, se presentan los límites mínimos y máximos en términos netos por concepto de sueldos y salarios y de prestaciones, diferenciados por el tipo de servidores/as públicos/as a los que aplican los límites correspondientes.

ANEXO 23.9.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS (MONTOS BRUTOS) (pesos)

Tipo de personal	Percepción Ordinaria Bruta Mensual		Prestaciones
	Mínimos	Máximos	Mínimos	Máximos
Personal de mando:
Presidenta de la CNDH		151,267		42,290
Titular del Órgano Interno de Control		146,918		40,757
Visitador/a General, Secretario/a Técnico/a del Consejo Consultivo y Secretario/a Ejecutivo/a		139,089	41,768	43,758
Coordinador de Programa CGSRAJ, CGAF, DEMNPT, DEMIMNCDHPD, CGECYT, Director General /1	136,839	138,612	40,517	42,555
Director/a de Área	89,718	129,529	19,478	31,271
Visitador/a Adjunto/a	64,182	83,401	14,202	19,044
Subdirector/a de Área	57,050	79,721	14,742	20,638
Jefe/a de Departamento	43,951	53,388	12,039	13,990
Personal operativo:
Operativo	19,535	39,760	6,146	10,705
Supervisor/a Operativo/a de Limpieza		16,327		9,955
Operativo/a de Limpieza		10,819		6,996

Nota: 1/ Coordinación General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ), Coordinación General de Administración y Finanzas (CGAF), Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (DEMNPT), Dirección Ejecutiva del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad (DEMIMNCDHPD), Coordinación General de Especialidades Científicas y Técnicas (CGECYT), Secretario/a Técnico/a del Consejo Consultivo y Secretario/a Ejecutivo/a.

113 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.9.2. LÍMITES DE PAGOS EXTRAORDINARIOS ANUALES NETOS 2024 (pesos)

Denominación	Plazas	Pago Extraordinario Anual Unitario Máximo
Total Puestos	1,700
Personal de mando:	929
Presidenta de la CNDH	1	0
Titular del Órgano Interno de Control	1	0
Visitador/a General, Secretario/a Técnico/a del Consejo Consultivo y Secretario/a Ejecutivo/a	8	0
Coordinador de Programa CGSRAJ, CGAF, DEMNPT, DEMIMNCDHPD, CGECYT, Director General /1	36	0
Director/a de Área	109	0
Visitador/a Adjunto/a	501	16,081
Subdirector/a de Área	148	15,881
Jefe/a de Departamento	125	13,945
Personal operativo:	771
Operativo/a	674	19,672
Supervisor/a Operativo/a de Limpieza	9	17,466
Operativo/a de Limpieza	88	16,549

Nota: 1/ Coordinación General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ), Coordinación General de Administración y Finanzas (CGAF), Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (DEMNPT), Dirección Ejecutiva del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad (DEMIMNCDHPD), Coordinación General de Especialidades Científicas y Técnicas (CGECYT), Secretario/a Técnico/a del Consejo Consultivo y Secretario/a Ejecutivo/a.

ANEXO 23.9.3. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DE LA COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS 2024 (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,650,701
Impuesto sobre la renta retenido	650,650
Percepción bruta anual	2,301,351
I. Percepciones ordinarias:	2,301,351
a) Sueldos y salarios:	1,815,198
Sueldo base	360,308
Compensación Garantizada	1,454,890
b) Prestaciones:	486,153
i) Aportaciones a seguridad social	69,781
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	0
iii) Prima vacacional	50,422
iv) Gratificación de fin de año	305,533
v) Prima quinquenal	0
vi) Ayuda para despensa	0
vii) Seguro de vida	60,417
II. Percepciones extraordinarias:	0
a) Pago extraordinario	0

114 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.10. COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA

ANEXO 23.10.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA (NETOS MENSUALES) (pesos)

Tipo de personal	Banda Salarial Nivel		Sueldos y Salarios		Prestaciones en efectivo y en especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Comisionada Presidenta		CP1		159,461		43,051		202,512
Comisionado		CM1		158,941		42,116		201,057
Jefe de Unidad		TU1		158,066		41,869		199,935
Director General		DG1		142,759		38,944		181,703
Director Ejecutivo	DE1A	DE1D	83,462	121,317	28,022	34,883	111,484	156,200
Coordinador General	CG1A	CG2E	52,308	87,755	18,682	27,182	70,990	114,937
Subcoordinador General	SG1A	SG2D	36,748	49,527	14,534	16,991	51,282	66,518
Jefe de Área	JA1A	JA2D	23,815	31,593	11,857	13,199	35,672	44,792
Personal de Enlace	EN1A	EN2D	14,246	21,134	10,000	11,254	24,246	32,388
Personal Operativo	OP1A	OP2D	9,234	11,135	11,875	12,824	21,109	23,958

La percepción ordinaria incluye todos los ingresos que reciben las personas servidoras públicas de la Comisión Federal de Competencia Económica por sueldos y salarios, y por prestaciones, independientemente de que se reciba en forma periódica o en fechas definidas.

El cálculo de los importes netos, corresponde a los importes una vez aplicadas las disposiciones fiscales vigentes para el ejercicio fiscal 2023.

No se incluyen prestaciones en las que las personas servidoras públicas pueden o no ser acreedoras a éstas, y en su caso ejercer su derecho, así como el estímulo establecido en el anexo 23.10.3.

ANEXO 23.10.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA (BRUTOS MENSUALES) (pesos)

Tipo de personal	Banda Salarial		Sueldos y Salarios		Prestaciones en efectivo y en especie		Percepción Ordinaria Total
	Nivel
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Comisionada Presidenta de la Comisión		CP1		226,578		56,826		283,404
Comisionado		CM1		225,791		55,802		281,593
Jefe de Unidad		TU1		224,464		55,438		279,902
Director General		DG1		201,272		51,193		252,465
Director Ejecutivo	DE1A	DE1D	111,836	168,784	34,955	45,300	146,791	214,085
Coordinador General	CG1A	CG2E	66,821	118,151	22,586	34,455	89,408	152,606
Subcoordinador General	SG1A	SG2D	44,986	62,849	17,013	20,637	61,998	83,486
Jefe de Área	JA1A	JA2D	28,163	38,246	13,278	15,071	41,441	53,317
Personal de Enlace	EN1A	EN2D	15,994	24,753	10,922	12,479	26,916	37,232
Personal Operativo	OP1A	OP2D	10,005	12,200	12,973	14,238	22,978	26,438

La percepción ordinaria incluye todos los ingresos que reciben las personas servidoras públicas de la Comisión Federal de Competencia Económica por sueldos y salarios, y por prestaciones, independientemente de que se reciba en forma periódica o en fechas definidas.

No se incluyen prestaciones en las que las personas servidoras públicas pueden o no ser acreedoras a éstas, y en su caso ejercer su derecho, así como el estímulo establecido en el anexo 23.10.3.

115 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.10.2. REMUNERACIÓN TOTAL ANUAL DE LA COMISIONADA PRESIDENTA DE LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA 2024 (pesos)

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	2,430,144
Impuesto sobre la renta retenido	970,703
Percepción bruta anual	3,400,848
a) Sueldos y salarios:	2,718,934
i) Sueldo base	580,689
ii) Compensación garantizada	2,138,245
b) Prestaciones:	681,914
i) Aportaciones a seguridad social	79,748
ii) Ahorro solidario	25,732
iii) Prima vacacional	32,261
iv) Aguinaldo (sueldo base)	94,201
v) Gratificación de fin de año (compensación garantizada)	346,871
vi) Prima quinquenal (antigüedad)	3,420
vii) Ayuda para despensa	9,420
viii) Seguro de vida institucional	42,415
ix) Seguro colectivo de retiro	447
x) Vales de despensa	38,400
xi) Otras prestaciones	9,000

El cálculo de los importes netos, corresponde a los importes una vez aplicadas las disposiciones fiscales vigentes para el ejercicio fiscal 2023.

ANEXO 23.10.3. LÍMITES DE PERCEPCIÓN EXTRAORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA (NETOS ANUALES) (pesos)

	Banda Salarial		Pago Extraordinario Anual Unitario
	Nivel
Tipo de personal	Mínimo	Máximo	Mínimo	Máximo
Comisionada Presidenta de la Comisión		CP1	25,425	159,461
Comisionado		CM1	25,343	158,941
Jefe de Unidad		TU1	25,204	158,066
Director General		DG1	22,772	142,759
Director Ejecutivo	DE1A	DE2D	13,375	121,317
Coordinador General	CG1A	CG2E	8,257	87,755
Subcoordinador General	SG1A	SG2D	5,648	49,527
Jefe de Área	JA1A	JA2D	3,548	31,593
Personal de Enlace	EN1A	EN2D	2,030	21,134
Personal Operativo 1/	OP1A	OP2D	1,282	29,122

El pago de la percepción extraordinaria incluye, en su caso y sujeto a la disponibilidad presupuestaria correspondiente, el importe del estímulo al desempeño que se otorga de conformidad con lo establecido en las Disposiciones Generales y Políticas de Recursos Humanos de la Comisión Federal de Competencia Económica y en el Manual que regula las remuneraciones de las personas servidoras públicas del ejercicio correspondiente.

1) Adicionalmente, y de manera exclusiva para el personal operativo, se incluye el pago de la prestación denominada medidas de fin de año (vales de despensa) y ayuda de útiles escolares.

116 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11. INSTITUTO FEDERAL DE TELECOMUNICACIONES

ANEXO 23.11.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO FEDERAL DE TELECOMUNICACIONES (NETOS MENSUALES) (pesos)

Denominación	Banda Salarial (Nivel)		Sueldos y salarios		Prestaciones		Percepción ordinaria total
					(Efectivo y Especie)
	Mínimo	Máximo	Mínimo neto	Máximo neto	Mínimo neto	Máximo neto	Mínimo neto	Máximo neto
Presidente		27	—	143,489	—	70,197	—	213,686
Comisionado		26	—	140,354	—	69,041	—	209,395
Coordinador Ejecutivo		25	—	139,055	—	68,036	—	207,091
Titular de Unidad		25	—	128,073	—	63,523	—	191,596
Secretario Técnico del Pleno		25	—	128,073	—	63,523	—	191,596
Coordinador General		25	—	126,811	—	60,333	—	187,144
Director General	23	23	100,996	113,116	51,038	55,402	152,034	168,518
Director General Adjunto	21	22	66,093	85,763	32,852	39,137	98,945	124,900
Investigador	21	22	66,093	85,763	32,852	39,137	98,945	124,900
Director de Área	18	21	35,020	73,060	21,500	34,670	56,520	107,730
Subdirector de Área	16	18	21,476	43,321	16,407	23,397	37,883	66,718
Jefe de Departamento	14	16	14,784	29,605	13,743	19,056	28,527	48,661
Técnico	10	17	5,865	34,105	10,571	24,101	16,436	58,206
Enlace	11	13	7,679	15,972	10,815	13,739	18,494	29,711

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2023.

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2024, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

117 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

[…]

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[…]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[…]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

ANEXO 23.11.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LAS PERCEPCIONES ORDINARIAS BRUTAS MENSUALES DE LOS SERVIDORES PÚBLICOS DEL INSTITUTO FEDERAL DE TELECOMUNICACIONES (pesos)

Denominación	Banda Salarial (Nivel)		Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
					(Efectivo y Especie)
	Mínimo	Máximo	Mínimo bruto	Máximo bruto	Mínimo bruto	Máximo bruto	Mínimo bruto	Máximo bruto
Presidente		27	—	206,337	—	86,639	—	292,976
Comisionado		26	—	201,587	—	85,168	—	286,755
Coordinador Ejecutivo		25	—	199,619	—	84,031	—	283,650
Titular de Unidad		25	—	182,862	—	78,407	—	261,269
Secretario Técnico del Pleno		25	—	182,862	—	78,407	—	261,269
Coordinador General		25	—	180,374	—	74,579	—	254,953
Director General	23	23	141,259	159,623	62,690	68,272	203,949	227,895
Director General Adjunto	21	22	89,324	118,132	38,731	47,487	128,055	165,619
Investigador	21	22	89,324	118,132	38,731	47,487	128,055	165,619
Director de Área	18	21	44,589	99,169	23,764	41,145	68,353	140,314
Subdirector de Área	16	18	26,518	55,578	17,249	26,137	43,767	81,715
Jefe de Departamento	14	16	17,899	36,956	14,287	20,155	32,186	57,111
Técnico	10	17	7,164	44,869	10,786	26,380	17,950	71,249
Enlace	11	13	9,086	19,298	11,061	14,314	20,147	33,612

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2023.

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2024, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

118 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

[…]

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[…]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[…]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

119 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

ANEXO 23.11.2.A. LÍMITES DE PERCEPCIONES EXTRAORDINARIAS NETAS TOTALES (pesos)

Nivel	Banda Salarial		Pago Extraordinario Anual Unitario
	(Nivel)
	Mínimo	Máximo	Mínimo	Máximo
Presidente		27	—	—
Comisionado		26	—	—
Coordinador Ejecutivo		25	—	83,433
Titular de Unidad		25	—	76,844
Secretario Técnico del Pleno		25	—	76,844
Coordinador General		25	—	76,087
Director General	23	23	60,598	67,870
Director General Adjunto	21	22	39,656	51,458
Investigador	21	22	39,656	51,458
Director de Área	18	21	21,012	43,836
Subdirector de Área	16	18	90,199	181,948
Jefe de Departamento	14	16	62,093	124,341
Técnico	10	17	24,633	143,241
Enlace	11	13	32,252	67,082

El pago de la percepción extraordinaria incluye:

- El importe correspondiente al estímulo al desempeño sobresaliente, contenida en el artículo 34, inciso c), de las Disposiciones por las que se establece el Sistema de Servicio Profesional del Instituto Federal de Telecomunicaciones y;

- El importe correspondiente al pago extraordinario por riesgo, que el Instituto podrá otorgar al personal con nivel de enlace; técnico; jefe de departamento y subdirector, que realice labores en campo, cuyo desempeño ponga en riesgo su seguridad.

120 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11.2.B. LÍMITES DE PERCEPCIONES EXTRAORDINARIAS BRUTAS MENSUALES (pesos)

Nivel	Banda Salarial		Pago Extraordinario Anual Unitario
	(Nivel)
	Mínimo	Máximo	Mínimo	Máximo
Presidente		27	—	—
Comisionado		26	—	—
Coordinador Ejecutivo		25	—	119,771
Titular de Unidad		25	—	109,717
Secretario Técnico del Pleno		25	—	109,717
Coordinador General		25	—	108,224
Director General	23	23	84,755	95,774
Director General Adjunto	21	22	53,594	70,879
Investigador	21	22	53,594	70,879
Director de Área	18	21	26,753	59,501
Subdirector de Área	16	18	111,376	233,428
Jefe de Departamento	14	16	75,176	155,215
Técnico	10	17	30,089	188,450
Enlace	11	13	38,161	81,052

El pago de la percepción extraordinaria incluye:

- El importe correspondiente al estímulo al desempeño sobresaliente, contenida en el artículo 34, inciso c), de las Disposiciones por las que se establece el Sistema de Servicio Profesional del Instituto Federal de Telecomunicaciones y;

- El importe correspondiente al pago extraordinario por riesgo, que el Instituto podrá otorgar al personal con nivel de enlace; técnico; jefe de departamento y subdirector, que realice labores en campo, cuyo desempeño ponga en riesgo su seguridad.

ANEXO 23.11.3. REMUNERACIÓN TOTAL ANUAL DEL COMISIONADO PRESIDENTE DEL INSTITUTO FEDERAL DE TELECOMUNICACIONES (pesos)

Nivel Jerárquico: Comisionado (Grado 27)	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,548,888
Impuesto sobre la renta retenido 1/	966,815
Percepción bruta anual	3,515,703
I. Percepciones ordinarias:	3,515,703
a) Sueldos y salarios:	2,476,041
i) Sueldo base	312,318
ii) Compensación garantizada	2,163,723
b) Prestaciones:	1,039,662
i) Aportaciones de seguridad social	62,917
ii) Ahorro Solidario	20,301
iii) Prima Vacacional	34,389
iv) Aguinaldo (sueldo base)	45,113
v) Gratificación de fin de año (compensación garantizada)	312,538
vi) Prima quinquenal (antigüedad)	2,100
vii) Ayuda para despensa	6,780
viii) Vales de despensa	18,000
ix) Seguro de vida institucional	38,626
x) Seguro Colectivo de Retiro	425
xi) Seguro de Gastos Médicos Mayores	59,588
xii) Seguro de Separación Individualizado	321,885
xiii) Apoyo económico para adquisición de vehículo	117,000
II. Percepciones extraordinarias:	0
a) Componente salarial variable asociado a la gestión del desempeño	0

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2023.

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2024, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

121 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

[…]

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

[…]

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[…]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[…]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

122 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12. INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES

ANEXO 23.12.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (NETOS MENSUALES) (pesos) 2024

Tipo de personal	Nivel		Sueldos y Salarios		Prestaciones en Efectivo y en Especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS
Comisionado Presidente / Comisionados		HB1		116,937		35,985		152,922
Secretario		KB2		106,841		23,837		130,678
Director General / Jefe de Ponencia / Contralor		KA4		100,262		22,371		122,633
Secretario de Ponencia	MD1	MD5	76,793	94,430	17,668	21,072	94,461	115,502
Director de Área	MC2	MC5	64,558	81,294	15,187	18,554	79,745	99,848
Subdirector de Área	NC2	MB2	41,465	57,932	10,230	13,876	51,695	71,808
Jefe de Departamento / Consultor / Auditor	OC3	NB2	26,047	35,653	7,524	9,392	33,571	45,045
Enlace / Proyectista / Asesor	PC1	OB6	16,073	23,716	5,926	7,536	21,999	31,252
Secretaria	PC3	OD3	18,286	26,440	6,856	8,495	25,142	34,935
Chofer	OB1	OB5	14,599	22,659	6,049	7,785	20,648	30,444
Auxiliar Administrativo	PA1	PA6	12,840	17,807	5,715	6,752	18,555	24,559

1/

La percepción ordinaria neta mensual corresponde a la cantidad que perciben los servidores públicos del Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales, una vez aplicadas las disposiciones fiscales vigentes para el ejercicio 2023.

ANEXO 23.12.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (Brutos Mensuales) (Pesos) 2024

Tipo de personal	Nivel		Sueldos y Salarios		Prestaciones en Efectivo y en Especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS
Comisionado Presidente / Comisionados		HB1		162,148		52,314		214,462
Secretario		KB2		146,851		34,026		180,877
Director General / Jefe de Ponencia / Contralor		KA4		136,883		31,882		168,766
Secretario de Ponencia	MD1	MD5	102,029	128,047	24,389	29,983	126,418	158,030
Director de Área	MC2	MC5	84,322	108,649	20,582	25,812	104,904	134,461
Subdirector de Área	NC2	MB2	51,332	74,856	13,489	18,546	64,821	93,402
Jefe de Departamento / Consultor / Auditor	OC3	NB2	31,000	43,555	9,117	11,817	40,117	55,371
Enlace / Proyectista / Asesor	PC1	OB6	18,317	28,037	6,836	8,926	25,153	36,963
Secretaria	PC3	OD3	21,131	31,508	7,887	10,118	29,018	41,626
Chofer	OB1	OB5	16,443	26,693	6,879	9,083	23,322	35,776
Auxiliar Administrativo	PA1	PA6	14,260	20,523	6,409	7,756	20,669	28,279

1/	La percepción ordinaria bruta mensual corresponde a la cantidad que perciben los servidores públicos del Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales.

123 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.2. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (pesos)

COMISIONADO PRESIDENTE / COMISIONADOS 2024

Descripción	Remuneración total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,922,821
Impuesto sobre la renta retenido*	737,001
Percepción ordinaria bruta anual	2,659,822
a) Sueldos y salarios:	1,945,771
i) Sueldo base	303,887
ii) Compensación garantizada	1,641,884
b) Prestaciones:	714,051
i) Aportaciones a seguridad social	66,059
ii) Ahorro solidario	19,753
iii) Prima vacacional	108,098
iv) Aguinaldo (sueldo base)	37,986
v) Gratificación de fin de año (compensación garantizada)	205,235
vi) Prima quinquenal (antigüedad)	2,820
vii) Ayuda para despensa y comedor	43,180
viii) Seguro de vida institucional	29,186
ix) Seguro colectivo de retiro	425
x) Prestaciones de seguridad social y otras prestaciones	201,309

*	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2023.

124 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.3. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES

COMISIONADO PRESIDENTE / COMISIONADOS 2024 (pesos)

Descripción	Remuneración total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	116,490
Impuesto sobre la renta retenido*	49,080
Percepciones ordinarias:	165,570
a) Sueldos y salarios:	162,148
i) Sueldo base	25,324
ii) Compensación garantizada	136,824
b) Prestaciones:	3,422
vi) Prima quinquenal (antigüedad)	235
vii) Ayuda para despensa y comedor	3,152
ix) Seguro colectivo de retiro	35

*	Incluye deducciones personales de seguridad social y seguros.

ANEXO 23.12.4. PERCEPCIÓN EXTRAORDINARIA EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (Netos Mensuales/Pesos) 2024

Tipo de personal	Nivel		Percepción Extraordinaria
	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS			0	0
Comisionado Presidente / Comisionados		HB1	0	0
Secretario		KB2	0	0
Director General / Jefe de Ponencia / Contralor		KA4	0	0
Secretario de Ponencia	MD1	MD5	0	0
Director de Área	MC2	MC5	0	0
Subdirector de Área	NC2	MB2	0	0
Jefe de Departamento / Consultor / Auditor	OC3	NB2	0	0
Enlace / Proyectista / Asesor	PC1	OB6	0	0
Secretaria	PC3	OD3	0	0
Chofer	OB1	OB5	0	0
Auxiliar Administrativo	PA1	PA6	0	0

ANEXO 23.12.5. PERCEPCIÓN EXTRAORDINARIA EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (Brutos Mensuales/Pesos) 2024

Tipo de personal	Nivel		Percepción Extraordinaria
	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE / HOMÓLOGOS			0	0
Comisionado Presidente / Comisionados		HB1	0	0
Secretario		KB2	0	0
Director General / Jefe de Ponencia / Contralor		KA4	0	0
Secretario de Ponencia	MD1	MD5	0	0
Director de Área	MC2	MC5	0	0
Subdirector de Área	NC2	MB2	0	0
Jefe de Departamento / Consultor / Auditor	OC3	NB2	0	0
Enlace / Proyectista / Asesor	PC1	OB6	0	0
Secretaria	PC3	OD3	0	0
Chofer	OB1	OB5	0	0
Auxiliar Administrativo	PA1	PA6	0	0

125 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.13. FISCALÍA GENERAL DE LA REPÚBLICA

ANEXO 23.13.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA FISCALÍA GENERAL DE LA REPÚBLICA (NETOS MENSUALES) (pesos)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
			(Efectivo y especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Directivo
Fiscales	35,395	130,519	8,779	33,129	44,174	163,648
Titulares Sustantivos	81,373	129,562	18,789	32,785	100,162	162,347
Titulares Administrativos	81,373	129,562	18,789	32,785	100,162	162,347
Mando
Sustantivo	21,203	97,018	6,151	23,478	27,354	120,496
Administrativo	21,203	97,018	6,151	23,478	27,354	120,496
Agentes del Ministerio Público de la Federación
De Coordinación Ministerial	77,964	83,268	16,965	19,105	94,929	102,373
De Supervisión Ministerial	40,338	63,319	9,591	15,507	49,929	78,826
De Apoyo Ministerial	16,175	24,308	4,811	6,833	20,986	31,141
Agentes de la Policía Federal Ministerial
De Coordinación Policial	43,033	64,808	9,488	16,622	52,521	81,430
De Supervisión Policial	31,918	36,623	7,319	9,114	39,237	45,737
De Apoyo Policial	16,175	26,122	4,811	7,166	20,986	33,288
Peritos
De Coordinación Pericial	41,782	56,768	9,385	14,366	51,167	71,134
De Supervisión Pericial	34,533	46,379	8,007	11,592	42,540	57,971
De Apoyo Pericial	16,175	18,851	4,811	5,965	20,986	24,816
Analistas
De Coordinación de Analistas	50,537	55,658	11,000	12,776	61,537	68,434
De Supervisión de Analistas	29,959	42,450	7,443	10,352	37,402	52,802
De Apoyo de Analistas	16,175	24,308	4,811	6,833	20,986	31,141
Facilitadores
Facilitadores	30,514	30,514	7,494	8,334	38,008	38,848
De Apoyo a Facilitadores	19,159	21,569	5,397	6,632	24,556	28,201
Especializado
Pilotos	34,273	87,533	19,258	32,342	53,531	119,875
Apoyo Aéreo	16,592	36,867	5,098	9,202	21,690	46,069
Apoyo al Proceso Sustantivo	35,394	50,121	8,641	12,057	44,035	62,178
Ventanilla Única	16,175	24,179	4,811	7,236	20,986	31,415
Desarrolladores	24,218	45,698	5,906	11,440	30,124	57,138
Traductores	23,270	33,946	6,305	9,030	29,575	42,976
Atención a Víctimas	20,363	29,157	5,603	8,013	25,966	37,170
Profesional
Coordinadores de Proyectos	21,013	76,784	5,908	18,365	26,921	95,149
Abogados	21,203	81,373	5,794	19,826	26,997	101,199
Evaluadores	17,480	41,672	5,063	10,348	22,543	52,020

126 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Técnico
Protección a Personas	39,950	62,286	8,795	13,897	48,745	76,183
De Protección a Instalaciones Estratégicas	12,507	33,176	4,185	8,877	16,692	42,053
Administrativo
Gestión y Logística	21,203	21,203	5,825	6,549	27,028	27,752
Apoyo Administrativo	12,251	20,363	4,518	6,706	16,769	27,069
Operativo Confianza	10,637	13,344	9,760	11,043	20,397	24,387
Operativo Base	10,746	12,340	9,792	10,899	20,538	23,239

Nota:

Las cantidades:

a)	Incluyen los ingresos que reciben las personas servidoras públicas independientemente de su periodicidad o fecha de pago.
b)	Consideran las disposiciones fiscales, vigentes para el ejercicio 2023, y de seguridad social como la “Unidad de Medida Actualizada” (UMA) aplicable a partir del 01 de febrero de 2023.
c)

No incluyen el pago de las prestaciones que deriven del régimen complementario de seguridad social, previsto en el tercer párrafo de la fracción XIII, del Apartado “B”, del artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, ni la potenciación del seguro de vida institucional.

ANEXO 23.13.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA FISCALÍA GENERAL DE LA REPÚBLICA (BRUTOS MENSUALES) (pesos)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
			(Efectivo y especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Directivo
Fiscales	43,217	182,726	10,649	44,356	53,866	227,082
Titulares Sustantivos	108,765	181,276	24,979	43,844	133,744	225,120
Titulares Administrativos	108,765	181,276	24,979	43,844	133,744	225,120
Mando
Sustantivo	24,841	131,968	7,142	31,602	31,983	163,570
Administrativo	24,841	131,968	7,142	31,602	31,983	163,570
Agentes del Ministerio Público de la Federación
De Coordinación Ministerial	103,751	111,551	22,647	25,438	126,398	136,989
De Supervisión Ministerial	49,722	82,552	12,179	19,833	61,901	102,385
De Apoyo Ministerial	18,448	28,790	5,508	7,965	23,956	36,755
Agentes de la Policía Federal Ministerial
De Coordinación Policial	53,571	84,678	12,237	21,146	65,808	105,824
De Supervisión Policial	38,671	44,823	8,793	11,118	47,464	55,941
De Apoyo Policial	18,448	31,096	5,508	8,447	23,956	39,543
Peritos
De Coordinación Pericial	51,784	73,193	12,054	18,183	63,838	91,376
De Supervisión Pericial	42,090	58,352	9,605	14,675	51,695	73,027
De Apoyo Pericial	18,448	21,850	5,508	6,825	23,956	28,675
Analistas
De Coordinación de Analistas	64,292	71,607	14,266	16,477	78,558	88,084
De Supervisión de Analistas	36,109	52,738	8,842	13,152	44,951	65,890
De Apoyo de Analistas	18,448	28,790	5,508	7,965	23,956	36,755

127 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Facilitadores
Facilitadores	36,835	36,835	8,917	9,824	45,752	46,659
De Apoyo a Facilitadores	22,242	25,307	6,211	7,601	28,453	32,908
Especializado
Pilotos	41,750	117,824	20,851	39,267	62,601	157,091
Apoyo Aéreo	18,977	45,141	5,816	11,252	24,793	56,393
Apoyo al Proceso Sustantivo	43,216	63,697	10,368	15,389	53,584	79,086
Ventanilla Única	18,448	28,625	5,508	8,366	23,956	36,991
Desarrolladores	28,675	57,379	6,965	14,476	35,640	71,855
Traductores	27,469	41,322	7,303	10,676	34,772	51,998
Atención a Víctimas	23,773	35,060	6,464	9,440	30,237	44,500
Profesional
Coordinadores de Proyectos	24,599	102,016	6,799	24,063	31,398	126,079
Abogados	24,841	108,765	6,688	25,948	31,529	134,713
Evaluadores	20,107	51,627	5,811	13,099	25,918	64,726
Técnico
Protección a Personas	49,173	81,075	11,325	18,061	60,498	99,136
De Protección a Instalaciones Estratégicas	13,854	40,316	4,676	10,488	18,530	50,804
Administrativo
Gestión y Logística	24,841	24,841	6,688	7,530	31,529	32,371
Apoyo Administrativo	13,543	23,773	5,088	7,724	18,631	31,497
Operativo Confianza	11,607	14,874	11,154	12,677	22,761	27,551
Operativo Base	11,737	13,651	11,196	12,475	22,933	26,126

Nota:

Las cantidades:

a)	Incluyen los ingresos que reciben las personas servidoras públicas independientemente de su periodicidad o fecha de pago.
b)	Consideran las remuneraciones mensuales brutas conforme al Artículo 7, fracción I, inciso a) de la Ley Federal de Remuneraciones de los Servidores Públicos.
c)

No incluyen el pago de las prestaciones que deriven del régimen complementario de seguridad social, previsto en el tercer párrafo de la fracción XIII, del Apartado “B”, del artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, ni la potenciación del seguro de vida institucional.

ANEXO 23.13.2. REMUNERACIÓN TOTAL ANUAL DEL FISCAL GENERAL DE LA REPÚBLICA (pesos)

Descripción	Remuneración Total	ISR	Remuneración Neta	Mensual Neta
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,963,020	0	1,963,020	163,585
Impuesto sobre la renta retenido	761,208	0	0	0
Percepción ordinaria bruta anual	2,724,228	761,208	1,963,020	163,585	*
a) Sueldos y salarios:	2,192,712	626,489	1,566,223	130,519
i) Sueldo base	491,952	140,558	351,394	29,283
ii) Compensación adicional por servicios especiales	1,700,760	485,932	1,214,828	101,236
b) Prestaciones:	531,516	134,719	396,798	33,066
i) Aportaciones a seguridad social	75,232	0	75,232	6,269
ii) Ahorro solidario	24,275	0	24,275	2,023

128 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

iii) Prima vacacional	13,665	4,117	9,548	796
iv) Aguinaldo (sueldo base)	81,217	26,556	54,661	4,555
v) Gratificación de fin de año (Compensación adicional por servicios especiales)	286,323	97,350	188,973	15,748
vi) Prima quinquenal (antigüedad)	3,420	1,164	2,256	188
vii) Ayuda para despensa	16,260	5,532	10,728	894
viii) Seguro de vida institucional	30,698	0	30,698	2,558
ix) Seguro colectivo de retiro	425	0	425	35

*	No incluye $63.80 del Seguro de Responsabilidad Civil y Asistencia Legal

ANEXO 23.13.3. REMUNERACIÓN TOTAL LÍQUIDA MENSUAL DEL FISCAL GENERAL DE LA REPÚBLICA (pesos)

Descripción	Remuneración Total	ISR
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	128,315	56,086
Impuesto sobre la renta retenido y deducciones personales	56,086	3,321
I. Percepciones ordinarias:	184,401	52,765
a) Sueldos y salarios:	182,726	52,296
i) Sueldo base	40,996	11,733
ii) Compensación adicional por servicios especiales	141,730	40,563
b) Prestaciones:	1,675	469
vi) Prima quinquenal (antigüedad)	285	82
vii) Ayuda para despensa	1,355	388
ix) Seguro colectivo de retiro	35	0

ANEXO 23.14. INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

ANEXO 23.14.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

(NETOS MENSUALES) (pesos)

Tipo de personal	Sueldos y Salarios		Prestaciones		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Presidencia del Instituto		126,255		15,051		141,306
Vicepresidencia		126,255		15,051		141,306
Jefatura de Unidad		123,894		14,636		138,530
Dirección General	122,082	123,411	14,440	14,584	136,522	137,995
Coordinación General / Dirección General Adjunta / Dirección Regional	99,684	120,418	11,852	14,133	111,536	134,551
Dirección de Área	56,672	98,955	7,280	11,726	63,952	110,681
Subdirección de Área	34,789	52,885	5,081	6,782	39,870	59,667
Jefatura de Departamento	24,394	34,530	4,098	5,043	28,492	39,573
Personal de Enlace	16,926	21,938	3,399	3,861	20,325	25,799
Personal Operativo	10,096	13,385	6,292	6,339	16,388	19,724

129 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

La percepción ordinaria neta incluye los ingresos que reciben los servidores públicos independientemente de su periodicidad o fecha de pago. Así mismo contempla la aplicación de las disposiciones fiscales y de seguridad social.

Los límites de percepción ordinaria no consideran los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y aguinaldo de la compensación garantizada.

ANEXO 23.14.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

(BRUTOS MENSUALES) (pesos)

Tipo de personal	Sueldos y Salarios		Prestaciones		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Presidencia del Instituto		181,276		22,673		203,949
Vicepresidencia		181,276		22,673		203,949
Jefatura de Unidad		176,927		22,030		198,957
Dirección General	174,181	176,195	21,725	21,948	195,906	198,143
Coordinación General / Dirección General Adjunta / Dirección Regional	139,553	170,967	17,758	21,248	157,311	192,215
Dirección de Área	75,812	138,207	10,568	17,566	86,380	155,773
Subdirección de Área	44,311	69,775	6,941	9,783	51,252	79,558
Jefatura de Departamento	30,581	43,899	5,384	6,880	35,965	50,779
Personal de Enlace	20,861	27,291	4,258	4,984	25,119	32,275
Personal Operativo	12,303	16,549	7,740	7,964	20,043	24,513

La percepción ordinaria bruta incluye los ingresos que reciben los servidores públicos independientemente de su periodicidad o fecha de pago.

Los límites de percepción ordinaria no consideran los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y aguinaldo de la compensación garantizada.

ANEXO 23.14.2. LÍMITES DE PERCEPCIÓN EXTRAORDINARIA NETA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

Tipo de personal	Pago Extraordinario Anual Unitario Máximo
Presidencia del Instituto
Vicepresidencia
Jefatura de Unidad	37,617
Dirección General	37,644
Coordinación General / Dirección General Adjunta / Dirección Regional	38,003
Dirección de Área	39,400
Subdirección de Área	69,781
Jefatura de Departamento	72,631
Personal de Enlace	107,668
Personal Operativo	231,153

La percepción extraordinaria se otorga al personal que se hace acreedor a la misma, siempre y cuando se cumplan los requisitos establecidos en el marco normativo aplicable.

La percepción extraordinaria neta incluye la aplicación de las disposiciones fiscales.

130 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Los límites de percepción extraordinaria no consideran los efectos del artículo 129 de la Ley de Premios, Estímulos y Recompensas Civiles, respecto del Impuesto Sobre la Renta del premio nacional de antigüedad y recompensa anual.

ANEXO 23.14.3. PERCEPCIONES EXTRAORDINARIAS BRUTAS MENSUALES EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

Tipo de personal	Pago Extraordinario Mensualizado
Presidencia del Instituto
Vicepresidencia
Jefatura de Unidad	4,409
Dirección General	4,409
Coordinación General / Dirección General Adjunta / Dirección Regional	4,409
Dirección de Área	4,409
Subdirección de Área	6,724
Jefatura de Departamento	6,930
Personal de Enlace	9,726
Personal Operativo	21,193

Las percepciones extraordinarias se encuentran representadas en términos mensuales y su otorgamiento se realiza de forma anual al personal que se hace acreedor a las mismas, siempre y cuando se cumplan los requisitos establecidos en el marco normativo aplicable.

ANEXO 23.14.4. REMUNERACIÓN TOTAL ANUAL DE LA PRESIDENTA DEL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

NIVEL JERÁRQUICO: HC3	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,875,824
Impuesto sobre la renta	712,037
Percepción bruta anual	2,587,861
I. Percepciones ordinarias:	2,587,861
a) Sueldos y salarios:	2,175,312
I) Sueldo base	384,804
II) Compensación garantizada	1,790,508
b) Prestaciones:	412,549
I) Aportaciones de seguridad social	81,844
II) Ahorro solidario	24,275
III) Prima vacacional	10,689
IV) Aguinaldo (sueldo base)	42,756
V) Gratificación de fin de año (Compensación garantizada)	198,945
VI) Prima quinquenal (antigüedad)	3,420
VII) Ayuda para despensa	16,260
VIII) Seguro de vida institucional	33,935
IX) Seguro colectivo de retiro	425

El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se consideró la estimación de 5 quinquenios.

131 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

La remuneración total anual no contempla los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y aguinaldo de la compensación garantizada.

ANEXO 23.14.5. REMUNERACIÓN TOTAL ANUAL DE LAS VICEPRESIDENCIAS DEL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

NIVEL JERÁRQUICO: HA1	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,875,824
Impuesto sobre la renta	712,037
Percepción bruta anual	2,587,861
I. Percepciones ordinarias:	2,587,861
a) Sueldos y salarios:	2,175,312
I) Sueldo base	384,804
II) Compensación garantizada	1,790,508
b) Prestaciones:	412,549
I) Aportaciones de seguridad social	81,844
II) Ahorro solidario	24,275
III) Prima vacacional	10,689
IV) Aguinaldo (sueldo base)	42,756
V) Gratificación de fin de año (Compensación garantizada)	198,945
VI) Prima quinquenal (antigüedad)	3,420
VII) Ayuda para despensa	16,260
VIII) Seguro de vida institucional	33,935
IX) Seguro colectivo de retiro	425

El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se consideró la estimación de 5 quinquenios.

La remuneración total anual no contempla los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y aguinaldo de la compensación garantizada.

ANEXO 23.15. TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA

ANEXO 23.15.1. REMUNERACIÓN TOTAL ANUAL DEL MAGISTRADO PRESIDENTE DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

REMUNERACIÓN TOTAL ANUAL DE PERCEPCIONES ORDINARIAS	1,841,385
Impuesto sobre la renta retenido	686,520
Percepción ordinaria bruta anual	2,527,905
a) Sueldos y salarios:	1,998,768
i) Sueldo base	404,568
ii) Compensación Garantizada	1,594,200
b) Prestaciones:	529,137
i) Aportaciones de seguridad social	75,234
ii) Ahorro solidario	24,275
iii) Prima Vacacional	11,238
iv) Aguinaldo (sueldo base)	68,109
v) Gratificación de fin de año (compensación garantizada)	269,291

132 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

vi) Prima Quinquenal (antigüedad)	3,420
vii) Ayuda de Despensa	16,260
viii) Seguro de Vida Institucional	38,776
ix) Seguro Colectivo de Retiro	425
x) Seguro de Gastos Médicos Mayores	22,108

ANEXO 23.15.2. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DEL MAGISTRADO PRESIDENTE DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Remuneración Ordinaria Total Líquida Mensual Neta	120,957
Impuesto Sobre la Renta Retenido, y deducciones de Seguridad Social	47,282
Percepción Ordinaria Bruta Líquida Mensual	168,239
a) Sueldos y Salarios:	166,564
i) Sueldo Base	33,714
ii) Compensación Garantizada	132,850
b) Prestaciones:	1,675
i) Prima Quinquenal	285
ii) Ayuda de Despensa	1,355
iii) Seguro Colectivo de Retiro	35

ANEXO 23.15.3. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL APLICABLE AL PERSONAL DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Grupo	Nivel	Sueldos y salarios		Prestaciones Netas		Percepción Ordinaria Total Neta
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Magistrada o Magistrado Presidente (a)	1	—	119,852	—	32,643	—	152,494
Magistrada o Magistrado	2 a 4	119,357	119,786	32,530	32,630	151,886	152,415
Titular	5	—	117,753	—	32,170	—	149,924
Jefa o Jefe de Unidad	6	—	108,888	—	29,342	—	138,230
Directora o Director General o Coordinador General	7 a 10	81,201	103,359	20,892	27,549	102,093	130,908
Titular de Unidad	12 y 21	46,154	71,593	12,717	18,861	58,871	90,454
Secretaria o Secretario de Acuerdos	11, 13, 18, 20 y 21	46,154	75,081	12,717	19,718	58,871	94,799
Directora o Director de Área	14, 15, 19 y 21	46,154	62,957	12,717	16,691	58,871	79,648
Coordinadora o Coordinador	11, 17 y 19	52,033	75,081	14,107	19,718	66,140	94,799
Subdirectora o Subdirector	22 al 27	26,318	45,422	8,654	12,580	34,972	58,002
Actuaria o Actuario	27	—	26,318	—	8,654	—	34,972
Oficial Jurisdiccional	28 y 29	23,318	23,554	8,156	8,195	31,473	31,749
Jefa o Jefe de Departamento	28 al 30	21,217	23,554	7,807	8,195	29,023	31,749
Operadora u Operador de Servicios	30	—	21,217	—	7,807	—	29,023
Oficial de Partes	31	—	17,557	—	7,126	—	24,683
Enlace	31 al 33	13,206	17,557	6,408	7,126	19,614	24,683
Operativo	34 y 35	11,178	13,344	11,160	11,693	22,338	25,037

133 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.15.4. LÍMITES DE LA PERCEPCIÓN ORDINARIA BRUTA MENSUAL APLICABLE AL PERSONAL DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Grupo	Nivel	Sueldos y Salarios		Prestaciones Brutas		Prestación Ordinaria Total Bruta
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Magistrada o Magistrado Presidente (a)	1	—	166,564	—	47,502	—	214,066
Magistrada o Magistrado	2 a 4	165,814	166,464	35,347	45,993	201,161	212,457
Titular	5	—	163,385	—	34,888	—	198,273
Jefa o Jefe de Unidad	6	—	149,953	—	31,421	—	181,374
Directora o Director General o Coordinador General	7 a 10	108,512	141,575	24,063	29,828	132,575	171,403
Titular de Unidad	12 y 21	58,030	94,382	14,520	19,406	72,550	113,788
Secretaria o Secretario de Acuerdos	11, 13, 18, 20 y 21	58,030	99,512	14,520	20,082	72,550	119,594
Directora o Director de Área	14, 15, 19 y 21	58,030	82,034	14,520	17,643	72,550	99,677
Coordinadora o Coordinador	11, 17 y 19	66,428	99,512	15,613	20,082	82,041	119,594
Subdirectora o Subdirector	22 al 27	31,348	56,984	11,487	14,429	42,835	71,413
Actuaria o Actuario	27	—	31,348	—	11,487	—	42,835
Oficial Jurisdiccional	28 y 29	27,530	27,830	11,156	11,182	38,686	39,012
Jefa o Jefe de Departamento	28 al 30	24,858	27,830	10,924	11,182	35,782	39,012
Operadora u Operador de Servicios	30	—	24,858	—	10,924	—	35,782
Oficial de Partes	31	—	20,205	—	10,429	—	30,634
Enlace	31 al 33	14,706	20,205	9,952	10,429	24,658	30,634
Operativo	34 y 35	12,844	14,276	15,307	15,438	28,151	29,714

NOTA GENERAL: Las remuneraciones referidas en el Anexo 23 para los poderes Legislativo y Judicial y de los entes autónomos que se presentan, son las remitidas de conformidad con la información enviada por cada uno de esos poderes y entes autónomos.

134 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 24. PREVISIONES SALARIALES Y ECONÓMICAS DE LOS RAMOS 25 Y 33 (pesos)

		Incremento a las percepciones	Creación de plazas	Otras medidas de carácter económico, laboral y contingente	Total
Ramos Generales
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	23,737,135,986	650,000,000	6,267,182,948	30,654,318,934
	Autoridad Educativa Federal en la Ciudad de México	1,718,330,325	0	2,987,068,846	4,705,399,171
	Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo	21,759,780,217	650,000,000	3,227,256,863	25,637,037,080
	Fondo de Aportaciones para la Educación Tecnológica y de Adultos	259,025,444	0	52,857,239	311,882,683
33	Aportaciones Federales para Entidades Federativas y Municipios	3,127,506,542	0	513,567,880	3,641,074,422
	Fondo de Aportaciones para los Servicios de Salud	3,127,506,542	0	513,567,880	3,641,074,422

ANEXO 25. PROGRAMAS SUJETOS A REGLAS DE OPERACIÓN

04 Gobernación
Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)
08 Agricultura y Desarrollo Rural
Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.
Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)
Sanidad e Inocuidad Agroalimentaria
Precios de Garantía a Productos Alimentarios Básicos
Fertilizantes
Producción para el Bienestar
Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura
11 Educación Pública
Programa de Becas de Educación Básica para el Bienestar Benito Juárez
Programa de Becas Elisa Acuña
Programa para el Desarrollo Profesional Docente
Programa de Cultura Física y Deporte
Programa Nacional de Inglés
La Escuela es Nuestra
Jóvenes Escribiendo el Futuro
Fortalecimiento de los Servicios de Educación Especial (PFSEE)
Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)
Fortalecimiento a la Excelencia Educativa
Beca Universal para Estudiantes de Educación Media Superior Benito Juárez
Educación para Adultos (INEA)
Expansión de la Educación Inicial
12 Salud
Programa de Atención a Personas con Discapacidad
Fortalecimiento a la atención médica
Programa Nacional de Reconstrucción
14 Trabajo y Previsión Social
Programa de Apoyo al Empleo (PAE)
Jóvenes Construyendo el Futuro

135 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

15 Desarrollo Agrario, Territorial y Urbano
Programa de Vivienda Social
Programa para Regularizar Asentamientos Humanos
Programa de Mejoramiento Urbano (PMU)
Programa Nacional de Reconstrucción
16 Medio Ambiente y Recursos Naturales
Programa de Conservación para el Desarrollo Sostenible
Agua Potable, Drenaje y Tratamiento
Programa de Apoyo a la Infraestructura Hidroagrícola
Desarrollo Forestal Sustentable para el Bienestar
19 Aportaciones a Seguridad Social
Programa IMSS-BIENESTAR
20 Bienestar
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras
Pensión para el Bienestar de las Personas Adultas Mayores
Pensión para el Bienestar de las Personas con Discapacidad Permanente
Sembrando Vida
38 Humanidades, Ciencias, Tecnologías e Innovación
Becas de posgrado y apoyos a la calidad
Sistema Nacional de Investigadores
47 Entidades no Sectorizadas
Programa para el Adelanto, Bienestar e Igualdad de las Mujeres
Programa de Apoyo a la Educación Indígena
Fortalecimiento a la atención médica
Programa para el Bienestar Integral de los Pueblos Indígenas
48 Cultura
Programas del Fondo Nacional de Fomento a las Artesanías (FONART)
Programa de Apoyos a la Cultura
Programa Nacional de Reconstrucción
Programa Nacional de Becas Artísticas y Culturales

ANEXO 26. PRINCIPALES PROGRAMAS

04 Gobernación
Política y servicios migratorios
Promover la Protección de los Derechos Humanos y Prevenir la Discriminación
Registro e Identificación de Población
Determinación, ejecución y seguimiento a las acciones de búsqueda de Personas Desaparecidas y No Localizadas
07 Defensa Nacional
Proyectos de Transporte Masivo de Pasajeros
08 Agricultura y Desarrollo Rural
Precios de Garantía a Productos Alimentarios Básicos
Fertilizantes
Producción para el Bienestar
Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.
Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)

136 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Sanidad e Inocuidad Agroalimentaria
Adquisición de leche nacional
Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura
09 Infraestructura, Comunicaciones y Transportes
Proyectos de construcción de carreteras
Proyectos Ferroviarios para Transporte de Carga y Pasajeros
Proyectos de Transporte Masivo de Pasajeros
Reconstrucción y Conservación de Carreteras
Conservación de infraestructura de caminos rurales y carreteras alimentadoras
Proyectos de construcción de carreteras alimentadoras y caminos rurales
11 Educación Pública
Jóvenes Escribiendo el Futuro
Beca Universal para Estudiantes de Educación Media Superior Benito Juárez
Universidades para el Bienestar Benito Juárez García
Servicios de Educación Media Superior
Servicios de Educación Superior y Posgrado
Desarrollo Cultural
Investigación científica y desarrollo tecnológico
Educación para Adultos (INEA)
Educación Inicial y Básica Comunitaria
Programa de Becas de Educación Básica para el Bienestar Benito Juárez
Subsidios para organismos descentralizados estatales
Programa de Cultura Física y Deporte
La Escuela es Nuestra
12 Salud
Atención a la Salud
Prevención y atención contra las adicciones
Salud materna, sexual y reproductiva
Prevención y atención de VIH/SIDA y otras ITS
Programa de vacunación
13 Marina
Corredor Interoceánico del Istmo de Tehuantepec
14 Trabajo y Previsión Social
Jóvenes Construyendo el Futuro
15 Desarrollo Agrario, Territorial y Urbano
Programa Nacional de Reconstrucción
Programa de Mejoramiento Urbano (PMU)
Programa de Vivienda Social
16 Medio Ambiente y Recursos Naturales
Protección Forestal
Programa de Conservación para el Desarrollo Sostenible
Agua Potable, Drenaje y Tratamiento
Infraestructura de agua potable, alcantarillado y saneamiento
Infraestructura para la Protección de Centros de Población y Áreas Productivas
Infraestructura para la modernización y rehabilitación de riego y temporal tecnificado
Operación y mantenimiento de infraestructura hídrica

137 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

20 Bienestar
Pensión para el Bienestar de las Personas Adultas Mayores
Pensión para el Bienestar de las Personas con Discapacidad Permanente
Sembrando Vida
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras
21 Turismo
Fomento y promoción de la inversión en el sector turístico
36 Seguridad y Protección Ciudadana
Administración del sistema federal penitenciario
Coordinación del Sistema Nacional de Protección Civil
Operación de la Guardia Nacional para la prevención, investigación y persecución de delitos
38 Humanidades, Ciencias, Tecnologías e Innovación
Becas de posgrado y apoyos a la calidad
Sistema Nacional de Investigadores
Programas nacionales estratégicos de ciencia, tecnología y vinculación con el sector social, público y privado
47 Entidades no Sectorizadas
Atención a la Salud y Medicamentos Gratuitos para la Población sin Seguridad Social Laboral
Programas del Instituto Nacional de los Pueblos Indígenas
Atención a la salud de personas sin seguridad social
Fortalecimiento a la atención médica
48 Cultura
Desarrollo Cultural
Protección y conservación del Patrimonio Cultural
Servicios educativos culturales y artísticos

ANEXO 27. PROGRAMA NACIONAL DE RECONSTRUCCIÓN (millones de pesos)

Monto
Educación	0.0
Salud	148.8
Desarrollo Agrario, Territorial y Urbano	18.5
Cultura	203.7

Total	371.1

ANEXO 28. CONSERVACIÓN Y MANTENIMIENTO CARRETERO (pesos)

ESTADO	CONSERVACIÓN DE INFRAESTRUCTURA CARRETERA	CONSERVACIÓN Y ESTUDIOS Y PROYECTOS DE CAMINOS RURALES Y CARRETERAS ALIMENTADORAS
Guerrero	0	1,084,500,000
Hidalgo	0	50,000,000
Oaxaca	0	843,000,000
Ciudad de México	11,000,000,000	500,000,000

TOTAL	11,000,000,000	2,477,500,000

138 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 29. SUBSIDIOS PARA ORGANISMOS DESCENTRALIZADOS ESTATALES (pesos)

Monto
U006 Subsidios para organismos descentralizados estatales (UR 511)
Aguascalientes	1,038,239,935
Baja California	2,057,536,495
Baja California Sur	585,841,470
Campeche	1,158,574,396
Chiapas	1,666,487,737
Chihuahua	2,438,169,192
Coahuila	1,730,414,173
Colima	1,887,246,150
Durango	1,661,164,813
Estado de México	2,642,601,563
Guanajuato	2,211,497,395
Guerrero	2,405,828,735
Hidalgo	1,693,685,089
Jalisco	7,321,585,058
Michoacán	2,422,596,346
Morelos	1,518,111,302
Nayarit	1,755,501,285
Nuevo León	6,636,229,917
Oaxaca	1,461,443,605
Puebla	5,257,009,970
Querétaro	1,732,360,889
Quintana Roo	368,777,556
San Luis Potosí	2,441,241,223
Sinaloa	5,541,318,113
Sonora	2,540,948,826
Tabasco	1,523,117,638
Tamaulipas	2,740,348,422
Tlaxcala	797,150,905
Veracruz	3,154,354,614
Yucatán	2,424,796,276
Zacatecas	1,874,643,981

Total	74,688,823,069

139 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 29.1. CONSOLIDACIÓN DE LAS UNIVERSIDADES INTERCULTURALES (pesos)

Monto
S247 Programa para el Desarrollo Profesional Docente (Universidades Interculturales)
Universidad Intercultural de Chiapas	12,647,099
Universidad Intercultural del Estado de México	16,704,232
Universidad Intercultural del Estado de Tabasco	15,280,106
Universidad Intercultural del Estado de Puebla	10,608,827
Universidad Intercultural Indígena de Michoacán	9,647,420
Universidad Intercultural del Estado de Guerrero	4,134,614
Universidad Intercultural Maya de Quintana Roo	14,037,292
Universidad Intercultural Veracruzana	2,065,272
Universidad Autónoma Indígena de México_1/	12,840,165
Universidad Autónoma Intercultural del Estado de Hidalgo	1,147,186
Universidad Autónoma Intercultural de San Luis Potosí	1,147,186

Total	100,259,397

1/	Para efectos comparativos, la Universidad Autónoma Indígena de México se reportó en los ejercicios fiscales anteriores como la Universidad Autónoma Intercultural de Sinaloa.

ANEXO 30. PROGRAMA HIDRÁULICO: SUBSIDIOS PARA ACCIONES EN MATERIA DE AGUA (pesos)

Estado	Subsidios Administración del Agua y Agua Potable	Subsidios Hidroagrícolas
Aguascalientes	35,892,909	9,999,739
Baja California	65,639,679	37,219,270
Baja California Sur	37,502,767	11,882,312
Campeche	47,415,420	29,144,722
Coahuila	37,657,120	19,300,742
Colima	16,715,520	11,634,655
Chiapas	95,252,359	151,985,807
Chihuahua	69,655,122	49,061,039
Ciudad de México	131,674,770	66,568,842
Durango	67,085,876	22,559,953
Guanajuato	103,617,290	103,683,545
Guerrero	522,435,039	116,843,935
Hidalgo	66,048,007	54,342,553
Jalisco	89,762,345	39,645,295
Estado de México	198,339,084	37,549,257
Michoacán	87,896,047	78,040,562
Morelos	65,699,341	33,386,907
Nayarit	522,047	15,215,111
Nuevo León	70,991,040	18,793,440
Oaxaca	96,109,204	62,839,683
Puebla	0	82,796,909
Querétaro	52,901,333	14,983,702
Quintana Roo	43,400,334	50,891,841
San Luis Potosí	81,123,907	56,265,164
Sinaloa	64,381,761	164,103,515

140 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Sonora	73,435,882	87,736,301
Tabasco	66,104,429	37,875,236
Tamaulipas	78,549,588	110,657,521
Tlaxcala	20,088,324	6,116,063
Veracruz	129,531,333	110,068,969
Yucatán	56,279,879	84,535,733
Zacatecas	50,319,178	13,429,947
No Distribuible Geográficamente	4,995,127	0

Total	2,627,022,061	1,789,158,270

ANEXO 31. ANEXO TRANSVERSAL ANTICORRUPCIÓN (pesos)

Ramo / Denominación Unidad Responsable	Ejes				Monto
	1. Combatir la corrupción y la impunidad	2. Combatir la arbitrariedad y el abuso de poder	3. Promover la mejora de la gestión pública y de los puntos de contacto gobierno- sociedad	4. Involucrar a la sociedad y el sector privado
Total	2,276,252,275	4,726,103,081	684,091,738	1,133,247,491	8,819,694,584
01 Poder Legislativo		2,822,592,996			2,822,592,996
Auditoría Superior de la Federación		2,822,592,996			2,822,592,996
03 Poder Judicial	1,040,429,378	521,337,682	44,473,683		1,606,240,743
Consejo de la Judicatura Federal	1,040,429,378	521,337,682	44,473,683		1,606,240,743
05 Relaciones Exteriores	2,000,000				2,000,000
06 Hacienda y Crédito Público	636,739,518	295,715,990	477,733,262		1,410,188,771
Unidad de Inteligencia Financiera	184,157,898				184,157,898
Unidad de Política y Control Presupuestario		51,879			51,879
Unidad de Contabilidad Gubernamental		72,661,460			72,661,460
Dirección General de Programación y Presupuesto “C”		161,745			161,745
Subprocuraduría Fiscal Federal de Investigaciones	92,683,651				92,683,651
Unidad del Política de Contrataciones Públicas			7,165,783		7,165,783
Unidad de Normatividad			15,733		15,733
Comisión Nacional Bancaria y de Valores	7,277,408				7,277,408
Servicio de Administración Tributaria	352,620,561	222,840,907	470,551,746		1,046,013,213
10 Economía		7,258,514	25,115,058		32,373,572
Sector Central		7,258,514	18,625,634		25,884,148
Comisión Nacional de Mejora Regulatoria			6,489,424		6,489,424
11 Educación Pública				1,081,339,397	1,081,339,397
Sector Central				32,555,058	32,555,058
Universidad Pedagógica Nacional				256,269,505	256,269,505
Universidad Abierta y a Distancia de México				33,078,420	33,078,420

141 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Centro de Enseñanza Técnica Industrial				185,636,581	185,636,581
Colegio de Bachilleres				573,315,525	573,315,525
Colegio Nacional de Educación Profesional Técnica				431,209	431,209
Universidad Autónoma Agraria Antonio Narro				53,099	53,099
20 Bienestar			9,063,318		9,063,318
27 Función Pública	204,058,019	962,912,065	105,127,882	24,952,456	1,297,050,422
32 Tribunal Federal de Justicia Administrativa	122,347,402				122,347,402
41 Comisión Federal de Competencia Económica			1,000,000		1,000,000
44 Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	30,366,685	21,860,430	13,191,215	6,668,882	72,087,213
47 Entidades no Sectorizadas	16,948,186	94,425,403	8,387,319	20,286,756	140,047,664
Secretaría Ejecutiva del Sistema Nacional Anticorrupción	16,948,186	93,701,681	5,987,319	20,286,756	136,923,942
Archivo General de la Nación		723,722			723,722
Instituto Nacional de las Mujeres			2,400,000		2,400,000
49 Fiscalía General de la República	223,363,087				223,363,087
Fiscalía Especializada en materia de Combate a la Corrupción	223,363,087				223,363,087

ANEXO 32. ADECUACIONES APROBADAS POR LA H. CÁMARA DE DIPUTADOS (pesos)

		PROYECTO PEF	REDUCCIONES	AMPLIACIONES	REASIGNACIONES	PEF APROBADO
A: RAMOS AUTÓNOMOS		165,638,079,638	13,262,399,680	0	-13,262,399,680	152,375,679,958
Gasto Programable
01	Poder Legislativo	18,397,476,242	1,636,846,838	0	-1,636,846,838	16,760,629,404
	Cámara de Senadores	5,365,558,051	410,376,024	0	-410,376,024	4,955,182,027
	Cámara de Diputados	9,919,931,880	937,077,499	0	-937,077,499	8,982,854,381
	Auditoría Superior de la Federación	3,111,986,311	289,393,315	0	-289,393,315	2,822,592,996
03	Poder Judicial	84,792,389,658	6,465,111,413	0	-6,465,111,413	78,327,278,245
	Suprema Corte de Justicia de la Nación	6,109,129,858	321,946,260	0	-321,946,260	5,787,183,598
	Consejo de la Judicatura Federal	74,793,259,800	5,875,998,605	0	-5,875,998,605	68,917,261,195
	Tribunal Electoral del Poder Judicial de la Federación	3,890,000,000	267,166,548	0	-267,166,548	3,622,833,452
22	Instituto Nacional Electoral	37,770,242,933	5,003,205,906	0	-5,003,205,906	32,767,037,027
35	Comisión Nacional de los Derechos Humanos	1,722,143,661	0	0	0	1,722,143,661
41	Comisión Federal de Competencia Económica	774,053,396	86,187,370	0	-86,187,370	687,866,026

142 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

43	Instituto Federal de Telecomunicaciones	1,680,000,000	0	0	0	1,680,000,000
44	Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	1,168,401,619	71,048,153	0	-71,048,153	1,097,353,466
49	Fiscalía General de la República	19,333,372,129	0	0	0	19,333,372,129
RAMO: 40 INFORMACIÓN NACIONAL ESTADÍSTICA Y GEOGRÁFICA		14,245,298,738	0	0	0	14,245,298,738
	Instituto Nacional de Estadística y Geografía	14,245,298,738	0	0	0	14,245,298,738
RAMO: 32 Tribunal Federal de Justicia Administrativa		3,304,534,515	0	0	0	3,304,534,515
	Tribunal Federal de Justicia Administrativa	3,304,534,515	0	0	0	3,304,534,515
B: RAMOS ADMINISTRATIVOS		2,208,613,876,691	25,814,900,000	20,823,479,943	-4,991,420,057	2,203,622,456,634
Gasto Programable
02	Oficina de la Presidencia de la República	924,086,366	0	0	0	924,086,366
04	Gobernación	10,868,792,885	0	0	0	10,868,792,885
05	Relaciones Exteriores	9,994,473,186	0	0	0	9,994,473,186
06	Hacienda y Crédito Público	28,320,840,825	0	0	0	28,320,840,825
07	Defensa Nacional	259,433,804,766	0	0	0	259,433,804,766
08	Agricultura y Desarrollo Rural	74,109,572,158	0	0	0	74,109,572,158
09	Infraestructura, Comunicaciones y Transportes	78,499,215,776	0	7,189,080,263	7,189,080,263	85,688,296,039
10	Economía	3,960,433,717	0	0	0	3,960,433,717
11	Educación Pública	425,755,543,017	0	13,262,399,680	13,262,399,680	439,017,942,697
12	Salud	96,989,997,562	0	0	0	96,989,997,562
13	Marina	71,888,212,535	0	0	0	71,888,212,535
14	Trabajo y Previsión Social	28,603,160,722	0	0	0	28,603,160,722
15	Desarrollo Agrario, Territorial y Urbano	12,880,269,834	0	0	0	12,880,269,834
16	Medio Ambiente y Recursos Naturales 1/	70,245,482,469	372,000,000	372,000,000	0	70,245,482,469
18	Energía	193,179,132,946	25,442,900,000	0	-25,442,900,000	167,736,232,946
20	Bienestar	543,933,015,639	0	0	0	543,933,015,639
21	Turismo	1,973,687,679	0	0	0	1,973,687,679

143 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

27	Función Pública	1,636,585,246	0	0	0	1,636,585,246
31	Tribunales Agrarios	958,983,307	0	0	0	958,983,307
36	Seguridad y Protección Ciudadana	105,838,757,408	0	0	0	105,838,757,408
37	Consejería Jurídica del Ejecutivo Federal	164,491,682	0	0	0	164,491,682
38	Humanidades, Ciencias, Tecnologías e Innovación	33,170,745,272	0	0	0	33,170,745,272
45	Comisión Reguladora de Energía	285,506,948	0	0	0	285,506,948
46	Comisión Nacional de Hidrocarburos	247,551,341	0	0	0	247,551,341
47	Entidades no Sectorizadas	137,996,636,499	0	0	0	137,996,636,499
48	Cultura	16,754,896,906	0	0	0	16,754,896,906
C: RAMOS GENERALES		5,065,212,209,891	7,189,080,263	0	-7,189,080,263	5,058,023,129,628
Gasto Programable
19	Aportaciones a Seguridad Social	1,421,823,712,303	0	0	0	1,421,823,712,303
23	Provisiones Salariales y Económicas	177,745,112,087	889,300,000	0	-889,300,000	176,855,812,087
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	82,518,485,922	0	0	0	82,518,485,922
	Previsiones para servicios personales para los servicios de educación básica en la Ciudad de México, para el Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE) y para el Fondo de Aportaciones para la Educación Tecnológica y de Adultos	30,654,318,934	0	0	0	30,654,318,934
	Aportaciones para los servicios de educación básica y normal en la Ciudad de México	51,864,166,988	0	0	0	51,864,166,988
33	Aportaciones Federales para Entidades Federativas y Municipios	985,976,898,334	1,492,415,702	0	-1,492,415,702	984,484,482,632

144 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE):	496,792,726,649	0	0	0	496,792,726,649
Servicios Personales	454,186,986,926	0	0	0	454,186,986,926
Otros de Gasto Corriente	11,823,374,615	0	0	0	11,823,374,615
Gasto de Operación	17,901,857,336	0	0	0	17,901,857,336
Fondo de Compensación	12,880,507,772	0	0	0	12,880,507,772
Fondo de Aportaciones para los Servicios de Salud	135,589,430,616	0	0	0	135,589,430,616
Fondo de Aportaciones para la Infraestructura Social, que se distribuye en:	115,981,896,018	516,708,362	0	-516,708,362	115,465,187,656
Entidades	14,058,689,539	62,632,555	0	-62,632,555	13,996,056,984
Municipal y de las Demarcaciones Territoriales del Distrito Federal	101,923,206,479	454,075,807	0	-454,075,807	101,469,130,672
Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal	117,490,476,858	523,429,206	0	-523,429,206	116,967,047,652
Fondo de Aportaciones Múltiples, que se distribuye para erogaciones de:	37,324,766,094	166,284,734	0	-166,284,734	37,158,481,360
Asistencia Social	17,169,392,403	76,490,977	0	-76,490,977	17,092,901,426
Infraestructura Educativa	20,155,373,691	89,793,757	0	-89,793,757	20,065,579,934
Fondo de Aportaciones para la Educación Tecnológica y de Adultos, que se distribuye para erogaciones de:	9,391,791,622	0	0	0	9,391,791,622
Educación Tecnológica	5,798,021,252	0	0	0	5,798,021,252
Educación de Adultos	3,593,770,370	0	0	0	3,593,770,370

145 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

	Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal	9,210,881,077	0	0	0	9,210,881,077
	Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas	64,194,929,400	285,993,400	0	-285,993,400	63,908,936,000
Gasto No Programable
24	Deuda Pública	1,023,011,515,319	0	0	0	1,023,011,515,319
28	Participaciones a Entidades Federativas y Municipios	1,267,596,450,043	4,807,364,561	0	-4,807,364,561	1,262,789,085,482
29	Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0	0	0	0	0
30	Adeudos de Ejercicios Fiscales Anteriores	44,050,600,000	0	0	0	44,050,600,000
34	Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	62,489,435,883	0	0	0	62,489,435,883
	Obligaciones incurridas a través de los programas de apoyo a deudores	900	0	0	0	900
	Obligaciones surgidas de los programas de apoyo a ahorradores	62,489,434,983	0	0	0	62,489,434,983
D: ENTIDADES SUJETAS A CONTROL PRESUPUESTARIO DIRECTO		1,821,779,724,136	0	0	0	1,821,779,724,136
Gasto Programable
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	475,829,006,741	0	0	0	475,829,006,741
GYR	Instituto Mexicano del Seguro Social	1,345,950,717,395	0	0	0	1,345,950,717,395
E: EMPRESAS PRODUCTIVAS DEL ESTADO		1,127,895,324,160	0	25,442,900,000	25,442,900,000	1,153,338,224,160
Gasto Programable
TYY	Petróleos Mexicanos (Consolidado)	456,021,409,333	0	25,442,900,000	25,442,900,000	481,464,309,333

146 de 147

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2024

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 25-11-2023
Secretaría General Secretaría de Servicios Parlamentarios

TVV	Comisión Federal de Electricidad (Consolidado)	493,380,686,387	0	0	0	493,380,686,387
Gasto No Programable
	Costo Financiero, que se distribuye para erogaciones de:	178,493,228,440	0	0	0	178,493,228,440
TYY	Petróleos Mexicanos (Consolidado)	143,341,241,552	0	0	0	143,341,241,552
TVV	Comisión Federal de Electricidad (Consolidado)	35,151,986,888	0	0	0	35,151,986,888
Neteo: Resta de: a) aportaciones ISSSTE; y, b) subsidios, transferencias y apoyos fiscales a las entidades de control directo y empresas productivas del Estado.		1,340,643,247,769	0	0	0	1,340,643,247,769

GASTO NETO TOTAL		9,066,045,800,000	46,266,379,943	46,266,379,943	0	9,066,045,800,000

1/

Considera recursos para la Comisión Nacional del Agua por 372.0 mdp con fuente de financiamiento de crédito externo en el Programa presupuestario K007 Infraestructura de agua potable, alcantarillado y saneamiento, con el propósito de financiar la ejecución del Programa de Seguridad Hídrica y Resiliencia para el Valle de México (PROSEGHIR).

ANEXO 33. AMPLIACIONES AL RAMO 09 INFRAESTRUCTURA, COMUNICACIONES Y TRANSPORTES (pesos)

		MONTO
Ramo: 09 Infraestructura, Comunicaciones y Transportes		7,189,080,263
R027	Fortalecimiento para el desarrollo de la infraestructura estatal [1]_/	7,189,080,263

1_/

Este recurso está orientado a acciones que contribuyan al fortalecimiento de la red carretera, la construcción y modernización de caminos rurales, y la modernización de la red carretera en las entidades federativas.

ANEXO 34. AMPLIACIONES AL RAMO 11 EDUCACIÓN PÚBLICA (pesos)

		MONTO
Ramo: 11 Educación Pública		13,262,399,680
S072	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	13,262,399,680

147 de 147